UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21852

Columbia Funds Series Trust II

(Exact name of registrant as specified in charter)

290 Congress Street

Boston, MA 02210
(Address of principal executive offices) (Zip code)

Daniel J. Beckman

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, MA 02210

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, MA 02210

(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 345-6611

Date of fiscal year end:  May 31

Date of reporting period:  November 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100  F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Semiannual Report
November 30, 2022 (Unaudited)
Multi-Manager Value Strategies Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Multi-Manager Value Strategies Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Multi-Manager Value Strategies Fund  |  Semiannual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with growth of capital and income.
Portfolio management
Columbia Management Investment Advisers, LLC
Scott Davis*
Michael Barclay, CFA
Tara Gately, CFA
* Mr. Davis has announced that he plans to retire from the Investment Manager effective June 30, 2023.
Diamond Hill Capital Management, Inc.
Charles Bath, CFA
Austin Hawley, CFA
Dimensional Fund Advisors LP
Jed Fogdall
Joel Schneider
John Hertzer, CFA
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2023 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended November 30, 2022)
	Inception	6 Months cumulative	1 Year	5 Years	10 Years
Institutional Class*	01/03/17	1.01	1.97	8.72	11.24
Institutional 3 Class*	12/18/19	1.05	2.06	8.78	11.27
Russell 1000 Value Index		0.90	2.42	7.86	10.97
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Returns shown for periods prior to the inception date of each class include the returns of the Fund’s Class A shares for the period prior to January 3, 2017, and for Institutional 3 Class shares, include the returns of the Fund’s Institutional Class shares for the period from January 3, 2017 through the inception date of the class. Class A shares were offered prior to the Fund’s Institutional Class shares but have since been merged into the Fund’s Institutional Class shares. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Fund’s performance prior to October 1, 2016 reflects returns achieved pursuant to a different investment objective, principal investment strategies and/or management teams. If the Fund’s current investment objective, strategies and/or management teams had been in place for the prior periods, results shown may have been different.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Multi-Manager Value Strategies Fund | Semiannual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at November 30, 2022)
Common Stocks	98.6
Money Market Funds	1.4
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at November 30, 2022)
Communication Services	6.6
Consumer Discretionary	8.5
Consumer Staples	5.3
Energy	10.3
Financials	20.4
Health Care	16.3
Industrials	12.9
Information Technology	10.6
Materials	5.9
Real Estate	1.2
Utilities	2.0
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Multi-Manager Value Strategies Fund | Semiannual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
June 1, 2022 — November 30, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Institutional Class	1,000.00	1,000.00	1,010.10	1,021.46	3.63	3.65	0.72
Institutional 3 Class	1,000.00	1,000.00	1,010.50	1,022.06	3.02	3.04	0.60
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. or its affiliates. Participants in wrap fee programs pay other fees that are not included in the above table. Please refer to the wrap program documents for information about the fees charged.
Multi-Manager Value Strategies Fund | Semiannual Report 2022	5

Portfolio of Investments
November 30, 2022 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.5%
Issuer	Shares	Value ($)
Communication Services 6.5%
Diversified Telecommunication Services 1.9%
AT&T, Inc.	1,342,853	25,890,206
Lumen Technologies, Inc.	379,310	2,074,826
Verizon Communications, Inc.	1,462,320	57,001,233
Total		84,966,265
Entertainment 1.4%
Activision Blizzard, Inc.	72,433	5,356,420
Electronic Arts, Inc.	48,532	6,347,015
Liberty Media Group LLC, Class A(a)	2,700	148,419
Liberty Media Group LLC, Class C(a)	21,151	1,288,942
Madison Square Garden Entertainment Corp.(a)	476	22,905
Take-Two Interactive Software, Inc.(a)	118,677	12,542,972
Walt Disney Co. (The)(a)	334,189	32,707,078
Warner Bros Discovery, Inc.(a)	393,838	4,489,753
Total		62,903,504
Interactive Media & Services 1.1%
Alphabet, Inc., Class A(a)	347,033	35,046,863
Meta Platforms, Inc., Class A(a)	138,120	16,311,972
Total		51,358,835
Media 1.7%
Charter Communications, Inc., Class A(a)	46	17,999
Comcast Corp., Class A	1,546,654	56,669,403
DISH Network Corp., Class A(a)	70,159	1,126,052
Fox Corp., Class A	85,360	2,769,932
Fox Corp., Class B	67,862	2,071,148
Interpublic Group of Companies, Inc. (The)	128,172	4,403,990
Liberty Broadband Corp., Class A(a)	2,117	190,953
Liberty Broadband Corp., Class C(a)	18,699	1,698,991
Liberty SiriusXM Group, Class A(a)	13,066	572,552
Liberty SiriusXM Group, Class C(a)	29,602	1,297,456
News Corp., Class A	41,973	803,783
News Corp., Class B	22,496	437,547
Omnicom Group, Inc.	86	6,859
Paramount Global, Class A	5,695	130,302
Paramount Global, Class B	175,738	3,528,819
Total		75,725,786
Common Stocks (continued)
Issuer	Shares	Value ($)
Wireless Telecommunication Services 0.4%
T-Mobile US, Inc.(a)	106,744	16,167,446
Total Communication Services		291,121,836
Consumer Discretionary 8.4%
Auto Components 0.6%
Aptiv PLC(a)	20,808	2,219,589
Autoliv, Inc.	16,890	1,493,076
BorgWarner, Inc.	498,305	21,182,946
Gentex Corp.	35,624	1,029,534
Lear Corp.	18,300	2,639,592
Total		28,564,737
Automobiles 1.2%
Ford Motor Co.	603,184	8,384,257
General Motors Co.	1,117,205	45,313,835
Total		53,698,092
Distributors 0.1%
LKQ Corp.	105,221	5,716,657
Hotels, Restaurants & Leisure 1.1%
Aramark	45,023	1,872,957
Booking Holdings, Inc.(a)	10,130	21,064,829
Caesars Entertainment, Inc.(a)	5,016	254,863
Carnival Corp.(a)	130,288	1,293,760
Hyatt Hotels Corp., Class A(a)	5,864	588,276
McDonald’s Corp.	71,048	19,381,184
MGM Resorts International	82,729	3,049,391
Norwegian Cruise Line Holdings Ltd.(a)	6,188	101,731
Royal Caribbean Cruises Ltd.(a)	31,724	1,901,219
Total		49,508,210
Household Durables 1.6%
D.R. Horton, Inc.	126,147	10,848,642
Garmin Ltd.	40,144	3,732,991
Lennar Corp., Class A	89,215	7,835,753
Lennar Corp., Class B	6,679	484,962
Mohawk Industries, Inc.(a)	20,238	2,050,717
Newell Brands, Inc.	9,534	123,656
NVR, Inc.(a)	8,350	38,735,733
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Multi-Manager Value Strategies Fund | Semiannual Report 2022

Portfolio of Investments  (continued)
November 30, 2022 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
PulteGroup, Inc.	82,663	3,701,649
Toll Brothers, Inc.	1,937	92,802
Whirlpool Corp.	20,193	2,958,880
Total		70,565,785
Internet & Direct Marketing Retail 0.8%
Amazon.com, Inc.(a)	290,857	28,079,335
eBay, Inc.	120,797	5,489,015
Total		33,568,350
Leisure Products 0.0%
Hasbro, Inc.	3,197	200,836
Multiline Retail 0.4%
Dollar Tree, Inc.(a)	44,357	6,666,414
Target Corp.	76,787	12,828,804
Total		19,495,218
Specialty Retail 2.0%
Advance Auto Parts, Inc.	16,588	2,504,622
CarMax, Inc.(a)	365,627	25,359,889
Dick’s Sporting Goods, Inc.	1,132	135,364
Home Depot, Inc. (The)	179,296	58,090,111
Lithia Motors, Inc., Class A	3,312	792,595
Penske Automotive Group, Inc.	2,522	318,907
Total		87,201,488
Textiles, Apparel & Luxury Goods 0.6%
Capri Holdings Ltd.(a)	1,813	103,975
NIKE, Inc., Class B	44,549	4,886,580
Ralph Lauren Corp.	6,915	782,225
Tapestry, Inc.	23,496	887,444
VF Corp.	532,026	17,461,093
Total		24,121,317
Total Consumer Discretionary		372,640,690
Consumer Staples 5.2%
Beverages 2.1%
Coca-Cola Co. (The)	291,349	18,532,710
Constellation Brands, Inc., Class A	16,464	4,237,010
Keurig Dr. Pepper, Inc.	46,824	1,810,684
Molson Coors Beverage Co., Class B	30,867	1,701,080
PepsiCo, Inc.	348,666	64,681,030
Total		90,962,514
Common Stocks (continued)
Issuer	Shares	Value ($)
Food & Staples Retailing 0.7%
Casey’s General Stores, Inc.	223	54,193
Kroger Co. (The)	243,827	11,993,850
Performance Food Group, Inc.(a)	2,340	142,693
U.S. Foods Holding Corp.(a)	40,272	1,473,150
Walgreens Boots Alliance, Inc.	135,390	5,618,685
Walmart, Inc.	85,852	13,085,562
Total		32,368,133
Food Products 1.4%
Archer-Daniels-Midland Co.	72,502	7,068,945
Bunge Ltd.	49,798	5,220,822
Campbell Soup Co.	2,535	136,053
ConAgra Foods, Inc.	78,696	2,988,874
Darling Ingredients, Inc.(a)	26,581	1,909,313
General Mills, Inc.	125,849	10,734,920
Hormel Foods Corp.	15,575	732,025
Ingredion, Inc.	349	34,192
JM Smucker Co. (The)	29,856	4,598,123
Kraft Heinz Co. (The)	55,028	2,165,352
McCormick & Co., Inc.	2,137	182,030
Mondelez International, Inc., Class A	318,214	21,514,449
Pilgrim’s Pride Corp.(a)	284	7,429
Post Holdings, Inc.(a)	6,582	616,141
Tyson Foods, Inc., Class A	93,436	6,192,938
Total		64,101,606
Household Products 0.6%
Procter & Gamble Co. (The)	189,696	28,295,055
Personal Products 0.0%
BellRing Brands, Inc.(a)	8,344	207,849
Tobacco 0.4%
Philip Morris International, Inc.	157,574	15,705,401
Total Consumer Staples		231,640,558
Energy 10.1%
Energy Equipment & Services 0.3%
Baker Hughes Co.	150,571	4,369,571
Schlumberger Ltd.	208,482	10,747,247
TechnipFMC PLC(a)	48,738	604,351
Total		15,721,169

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Semiannual Report 2022	7

Portfolio of Investments  (continued)
November 30, 2022 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Oil, Gas & Consumable Fuels 9.8%
Chevron Corp.	498,044	91,296,446
ConocoPhillips Co.	794,580	98,138,576
Coterra Energy, Inc.	71,228	1,987,973
Devon Energy Corp.	37,754	2,586,904
Diamondback Energy, Inc.	36,642	5,423,749
EOG Resources, Inc.	265,976	37,749,974
Exxon Mobil Corp.	1,014,997	113,009,766
Hess Corp.	47,079	6,775,139
Kinder Morgan, Inc.	245,204	4,688,300
Marathon Oil Corp.	145,822	4,466,528
Marathon Petroleum Corp.	81,850	9,970,149
Occidental Petroleum Corp.	149,855	10,413,424
ONEOK, Inc.	40,357	2,700,690
Ovintiv, Inc.	42,416	2,365,116
Phillips 66	43,453	4,712,043
Pioneer Natural Resources Co.	31,667	7,473,095
Targa Resources Corp.	33,811	2,515,200
Valero Energy Corp.	158,338	21,157,124
Williams Companies, Inc. (The)	218,287	7,574,559
Total		435,004,755
Total Energy		450,725,924
Financials 20.1%
Banks 9.4%
Bank of America Corp.	2,718,867	102,909,116
Citigroup, Inc.	207,948	10,066,763
Citizens Financial Group, Inc.	55,445	2,349,759
Comerica, Inc.	20,737	1,487,672
East West Bancorp, Inc.	6,247	438,602
Fifth Third Bancorp	149,775	5,445,819
First Citizens BancShares Inc., Class A	78	63,684
First Horizon Corp.	7,895	196,191
First Republic Bank	124,941	15,943,721
Huntington Bancshares, Inc.	228,535	3,537,722
JPMorgan Chase & Co.	807,731	111,612,270
KeyCorp	246,562	4,637,831
M&T Bank Corp.	11,504	1,955,910
PNC Financial Services Group, Inc. (The)	138,337	23,276,584
Prosperity Bancshares, Inc.	622	47,004
Common Stocks (continued)
Issuer	Shares	Value ($)
Regions Financial Corp.	250,269	5,808,743
Truist Financial Corp.	963,778	45,114,448
U.S. Bancorp	470,901	21,374,196
Wells Fargo & Co.	1,259,824	60,408,561
Zions Bancorp	31,400	1,627,148
Total		418,301,744
Capital Markets 3.8%
Bank of New York Mellon Corp. (The)	163,162	7,489,136
BlackRock, Inc.	19,382	13,877,512
CME Group, Inc.	75,874	13,391,761
Franklin Resources, Inc.	95,259	2,553,894
Goldman Sachs Group, Inc. (The)	54,766	21,147,891
Invesco Ltd.	14,455	276,235
Jefferies Financial Group, Inc.	13,256	503,595
KKR & Co., Inc., Class A	725,071	37,645,686
Morgan Stanley	296,566	27,601,398
Nasdaq, Inc.	413,985	28,341,413
Northern Trust Corp.	121,773	11,338,284
State Street Corp.	57,672	4,594,728
Total		168,761,533
Consumer Finance 0.4%
Ally Financial, Inc.	104,256	2,815,955
Capital One Financial Corp.	95,448	9,854,052
Synchrony Financial	125,547	4,718,056
Total		17,388,063
Diversified Financial Services 1.5%
Apollo Global Management, Inc.	5,640	391,360
Berkshire Hathaway, Inc., Class B(a)	211,136	67,267,929
Equitable Holdings, Inc.	219	6,951
Total		67,666,240
Insurance 5.0%
Aflac, Inc.	101,557	7,304,995
Allstate Corp. (The)	29,677	3,973,750
American Financial Group, Inc.	1,763	250,734
American International Group, Inc.	1,160,002	73,207,726
Arch Capital Group Ltd.(a)	51,657	3,094,771
Assurant, Inc.	6,544	839,072
Axis Capital Holdings Ltd.	98	5,641

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Multi-Manager Value Strategies Fund | Semiannual Report 2022

Portfolio of Investments  (continued)
November 30, 2022 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Chubb Ltd.	121,914	26,771,095
CNA Financial Corp.	3,492	148,689
Everest Re Group Ltd.	4,525	1,529,179
Fidelity National Financial, Inc.	76,310	3,079,872
Globe Life, Inc.	23,935	2,871,243
Hartford Financial Services Group, Inc. (The)	341,126	26,051,793
Lincoln National Corp.	3,447	134,226
Loews Corp.	38,397	2,232,786
Markel Corp.(a)	666	882,343
Marsh & McLennan Companies, Inc.	313,563	54,302,840
MetLife, Inc.	55,862	4,284,615
Old Republic International Corp.	28,849	706,801
Principal Financial Group, Inc.	54,334	4,872,673
Prudential Financial, Inc.	38,409	4,149,324
Travelers Companies, Inc. (The)	22,184	4,210,745
Total		224,904,913
Total Financials		897,022,493
Health Care 16.1%
Biotechnology 2.1%
AbbVie, Inc.	309,453	49,877,634
Biogen, Inc.(a)	37,445	11,427,091
Gilead Sciences, Inc.	152,967	13,435,092
Moderna, Inc.(a)	40,066	7,048,010
Regeneron Pharmaceuticals, Inc.(a)	10,678	8,026,652
United Therapeutics Corp.(a)	4,719	1,320,801
Vertex Pharmaceuticals, Inc.(a)	11,059	3,499,068
Total		94,634,348
Health Care Equipment & Supplies 4.2%
Abbott Laboratories	558,403	60,072,995
Baxter International, Inc.	53,175	3,005,983
Becton Dickinson and Co.	192,924	48,103,670
Boston Scientific Corp.(a)	3,150	142,600
Cooper Companies, Inc. (The)	1,711	541,275
Dentsply Sirona, Inc.	19,280	583,413
Hologic, Inc.(a)	21,641	1,648,179
Medtronic PLC	558,094	44,111,750
STERIS PLC	12,626	2,345,153
Stryker Corp.	101,363	23,707,792
Teleflex, Inc.	2,321	543,392
Common Stocks (continued)
Issuer	Shares	Value ($)
Zimmer Biomet Holdings, Inc.	31,778	3,816,538
Zimvie, Inc.(a)	3,177	28,402
Total		188,651,142
Health Care Providers & Services 4.6%
Centene Corp.(a)	45,816	3,988,283
Cigna Corp.	86,820	28,554,230
CVS Health Corp.	175,297	17,859,259
Elevance Health, Inc.	66,644	35,515,921
HCA Healthcare, Inc.	116,445	27,972,418
Henry Schein, Inc.(a)	38,024	3,076,902
Humana, Inc.	69,688	38,321,431
Laboratory Corp. of America Holdings	34,080	8,203,056
McKesson Corp.	5,309	2,026,339
Quest Diagnostics, Inc.	44,222	6,714,226
UnitedHealth Group, Inc.	48,278	26,444,757
Universal Health Services, Inc., Class B	26,871	3,516,070
Total		202,192,892
Life Sciences Tools & Services 0.8%
Bio-Rad Laboratories, Inc., Class A(a)	2,854	1,183,582
Danaher Corp.	56,699	15,502,074
PerkinElmer, Inc.	16,674	2,329,858
Thermo Fisher Scientific, Inc.	29,539	16,548,338
Total		35,563,852
Pharmaceuticals 4.4%
Bristol-Myers Squibb Co.	290,916	23,354,736
Catalent, Inc.(a)	6,266	314,114
Elanco Animal Health, Inc.(a)	16,317	210,000
Eli Lilly & Co.	31,436	11,665,271
Jazz Pharmaceuticals PLC(a)	13,557	2,127,229
Johnson & Johnson	229,726	40,891,228
Merck & Co., Inc.	280,722	30,913,107
Perrigo Co. PLC	1,120	36,098
Pfizer, Inc.	1,682,023	84,319,813
Viatris, Inc.	203,802	2,247,936
Total		196,079,532
Total Health Care		717,121,766

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Semiannual Report 2022	9

Portfolio of Investments  (continued)
November 30, 2022 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrials 12.7%
Aerospace & Defense 2.0%
General Dynamics Corp.	31,557	7,964,671
Howmet Aerospace, Inc.	91,958	3,464,058
Huntington Ingalls Industries, Inc.	1,364	316,393
L3Harris Technologies, Inc.	102,460	23,266,617
Lockheed Martin Corp.	30,827	14,956,952
Northrop Grumman Corp.	45,701	24,371,886
Raytheon Technologies Corp.	105,550	10,419,896
Textron, Inc.	63,628	4,541,767
Total		89,302,240
Air Freight & Logistics 0.7%
FedEx Corp.	44,772	8,158,354
GXO Logistics, Inc.(a)	6,109	286,268
United Parcel Service, Inc., Class B	124,985	23,713,404
Total		32,158,026
Airlines 0.1%
JetBlue Airways Corp.(a)	3,151	25,082
Southwest Airlines Co.(a)	87,417	3,488,813
United Airlines Holdings, Inc.(a)	43,849	1,936,810
Total		5,450,705
Building Products 1.1%
Builders FirstSource, Inc.(a)	47,462	3,034,246
Carlisle Companies, Inc.	7,875	2,071,991
Carrier Global Corp.	398,367	17,655,625
Fortune Brands Home & Security, Inc.	29,167	1,905,772
Johnson Controls International PLC	104,802	6,963,045
Owens Corning	26,387	2,344,221
Trane Technologies PLC	74,797	13,345,281
Total		47,320,181
Commercial Services & Supplies 1.1%
Republic Services, Inc.	97,052	13,518,373
Waste Management, Inc.	210,306	35,272,522
Total		48,790,895
Common Stocks (continued)
Issuer	Shares	Value ($)
Construction & Engineering 0.3%
AECOM	28,741	2,442,985
Arcosa, Inc.	165	10,081
Jacobs Solutions, Inc.	18,570	2,349,848
Quanta Services, Inc.	46,726	7,003,293
Total		11,806,207
Electrical Equipment 0.6%
Acuity Brands, Inc.	34	6,402
AMETEK, Inc.	11,624	1,655,490
Eaton Corp. PLC	131,563	21,503,972
Emerson Electric Co.	62	5,938
Hubbell, Inc.	1,885	478,903
Sensata Technologies Holding	40,917	1,845,357
Total		25,496,062
Industrial Conglomerates 1.1%
General Electric Co.	72,136	6,201,532
Honeywell International, Inc.	200,894	44,106,278
Total		50,307,810
Machinery 3.9%
AGCO Corp.	21,789	2,891,836
Caterpillar, Inc.	139,994	33,095,982
Cummins, Inc.	79,302	19,917,490
Deere & Co.	77,974	34,386,534
Dover Corp.	13,860	1,967,427
Fortive Corp.	44,622	3,014,216
Ingersoll Rand, Inc.	48,131	2,597,630
Middleby Corp. (The)(a)	3,903	562,774
Oshkosh Corp.	883	81,298
Otis Worldwide Corp.	54,838	4,282,299
PACCAR, Inc.	95,587	10,123,619
Parker-Hannifin Corp.	155,914	46,608,931
Pentair PLC	48,154	2,204,009
Snap-On, Inc.	18,739	4,508,603
Stanley Black & Decker, Inc.	43,730	3,573,616
Westinghouse Air Brake Technologies Corp.	23,456	2,371,167
Total		172,187,431

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Multi-Manager Value Strategies Fund | Semiannual Report 2022

Portfolio of Investments  (continued)
November 30, 2022 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Professional Services 0.2%
Booz Allen Hamilton Holding Corp.	50,680	5,392,352
Leidos Holdings, Inc.	44,926	4,911,759
Total		10,304,111
Road & Rail 1.5%
AMERCO	5,483	347,074
AMERCO(a)	49,347	3,117,250
CSX Corp.	206	6,734
Knight-Swift Transportation Holdings, Inc.	7,886	437,121
Norfolk Southern Corp.	40,737	10,449,041
Union Pacific Corp.	235,050	51,106,921
Total		65,464,141
Trading Companies & Distributors 0.1%
United Rentals, Inc.(a)	18,295	6,458,684
Total Industrials		565,046,493
Information Technology 10.4%
Communications Equipment 0.7%
Ciena Corp.(a)	4,225	189,956
Cisco Systems, Inc.	562,820	27,983,410
F5, Inc.(a)	668	103,279
Juniper Networks, Inc.	44,440	1,477,186
Total		29,753,831
Electronic Equipment, Instruments & Components 0.5%
Arrow Electronics, Inc.(a)	16,208	1,762,458
Avnet, Inc.	268	12,105
Corning, Inc.	270,893	9,245,578
Flex Ltd.(a)	81,764	1,797,173
IPG Photonics Corp.(a)	223	20,300
Jabil, Inc.	18,328	1,323,098
TD SYNNEX Corp.	5,786	591,908
TE Connectivity Ltd.	65,407	8,249,131
Teledyne Technologies, Inc.(a)	3,076	1,292,228
Total		24,293,979
IT Services 2.7%
Accenture PLC, Class A	51,505	15,499,400
Akamai Technologies, Inc.(a)	15,026	1,425,366
Amdocs Ltd.	39,912	3,546,580
Automatic Data Processing, Inc.	55,067	14,545,398
Common Stocks (continued)
Issuer	Shares	Value ($)
Cognizant Technology Solutions Corp., Class A	112,676	7,009,574
Concentrix Corp.	5,603	685,695
DXC Technology Co.(a)	12,300	364,941
Fidelity National Information Services, Inc.	43,404	3,150,262
Fiserv, Inc.(a)	51,275	5,351,059
Global Payments, Inc.	17,120	1,776,714
International Business Machines Corp.	114,190	17,002,891
Kyndryl Holdings, Inc.(a)	3,420	40,048
SS&C Technologies Holdings, Inc.	502,242	27,000,530
Twilio, Inc., Class A(a)	1,217	59,657
Visa, Inc., Class A	109,199	23,696,183
Total		121,154,298
Semiconductors & Semiconductor Equipment 4.7%
Advanced Micro Devices, Inc.(a)	29,358	2,279,062
Analog Devices, Inc.	136,263	23,424,972
Broadcom, Inc.	44,489	24,514,774
Intel Corp.	792,079	23,817,815
KLA Corp.	49,413	19,426,721
Lam Research Corp.	31,676	14,963,109
Marvell Technology, Inc.	61,411	2,856,840
Microchip Technology, Inc.	188,761	14,947,984
Micron Technology, Inc.	208,863	12,040,952
ON Semiconductor Corp.(a)	57,355	4,313,096
Qorvo, Inc.(a)	35,816	3,554,738
Skyworks Solutions, Inc.	34,750	3,322,795
Texas Instruments, Inc.	335,812	60,600,633
Total		210,063,491
Software 1.5%
Black Knight, Inc.(a)	2,911	180,453
Dolby Laboratories, Inc., Class A	659	49,339
Microsoft Corp.	234,487	59,827,013
Roper Technologies, Inc.	1,397	613,129
Salesforce, Inc.(a)	48,890	7,834,623
Total		68,504,557

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Semiannual Report 2022	11

Portfolio of Investments  (continued)
November 30, 2022 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Technology Hardware, Storage & Peripherals 0.3%
Hewlett Packard Enterprise Co.	372,558	6,251,523
HP, Inc.	37,320	1,121,093
Western Digital Corp.(a)	100,588	3,696,609
Xerox Holdings Corp.	1,999	32,604
Total		11,101,829
Total Information Technology		464,871,985
Materials 5.9%
Chemicals 3.0%
Air Products & Chemicals, Inc.	22,983	7,128,407
Albemarle Corp.	10,319	2,868,579
Celanese Corp., Class A	8,111	870,310
CF Industries Holdings, Inc.	37,289	4,034,297
Corteva, Inc.	69,209	4,648,076
Dow, Inc.	196,442	10,012,649
DuPont de Nemours, Inc.	47,436	3,344,712
Eastman Chemical Co.	46,835	4,056,848
International Flavors & Fragrances, Inc.	24,739	2,617,881
Linde PLC	154,491	51,983,132
LyondellBasell Industries NV, Class A	104,868	8,914,829
Mosaic Co. (The)	82,785	4,246,870
Olin Corp.	4,107	234,017
PPG Industries, Inc.	69,575	9,407,931
Sherwin-Williams Co. (The)	70,977	17,686,049
Westlake Corp.	19,870	2,139,006
Total		134,193,593
Construction Materials 0.6%
Martin Marietta Materials, Inc.	55,619	20,383,251
Vulcan Materials Co.	21,438	3,930,229
Total		24,313,480
Containers & Packaging 0.5%
Amcor PLC	67,703	836,132
Avery Dennison Corp.	40,988	7,924,210
International Paper Co.	119,659	4,441,742
Packaging Corp. of America	47,681	6,479,371
Sonoco Products Co.	212	13,010
WestRock Co.	41,589	1,577,055
Total		21,271,520
Common Stocks (continued)
Issuer	Shares	Value ($)
Metals & Mining 1.8%
Alcoa Corp.	31,915	1,599,899
Arconic Corp.(a)	1,340	31,932
Cleveland-Cliffs, Inc.(a)	67,129	1,039,157
Freeport-McMoRan, Inc.	1,129,144	44,939,931
Newmont Corp.	128,988	6,123,060
Nucor Corp.	100,960	15,138,952
Reliance Steel & Aluminum Co.	20,889	4,413,637
Royal Gold, Inc.	389	43,697
Steel Dynamics, Inc.	71,770	7,459,056
Total		80,789,321
Paper & Forest Products 0.0%
Sylvamo Corp.	134	7,248
Total Materials		260,575,162
Real Estate 1.2%
Equity Real Estate Investment Trusts (REITS) 1.0%
AvalonBay Communities, Inc.	35,165	6,150,359
Crown Castle, Inc.	47,704	6,746,777
SBA Communications Corp.	46,351	13,872,854
Weyerhaeuser Co.	560,437	18,331,894
Total		45,101,884
Real Estate Management & Development 0.2%
CBRE Group, Inc., Class A(a)	84,036	6,689,265
Howard Hughes Corporation(a)	259	19,306
Jones Lang LaSalle, Inc.(a)	13,410	2,255,160
Zillow Group, Inc., Class C(a)	10,447	396,777
Total		9,360,508
Total Real Estate		54,462,392
Utilities 1.9%
Electric Utilities 1.0%
American Electric Power Co., Inc.	86,626	8,385,397
Entergy Corp.	63,801	7,418,142
Eversource Energy	75,766	6,277,971
NextEra Energy, Inc.	143,425	12,148,097
NRG Energy, Inc.	42,608	1,808,710
Xcel Energy, Inc.	111,337	7,818,084
Total		43,856,401

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Multi-Manager Value Strategies Fund | Semiannual Report 2022

Portfolio of Investments  (continued)
November 30, 2022 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Independent Power and Renewable Electricity Producers 0.0%
Vistra Corp.	63,624	1,547,972
Multi-Utilities 0.9%
Ameren Corp.	84,254	7,525,567
CMS Energy Corp.	92,223	5,632,059
Dominion Energy, Inc.	241,095	14,733,315
DTE Energy Co.	40,608	4,710,934
WEC Energy Group, Inc.	86,068	8,532,782
Total		41,134,657
Total Utilities		86,539,030
Total Common Stocks (Cost $3,484,644,953)		4,391,768,329

Money Market Funds 1.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 3.989%(b),(c)	62,993,719	62,968,522
Total Money Market Funds (Cost $62,968,046)		62,968,522
Total Investments in Securities (Cost: $3,547,612,999)		4,454,736,851
Other Assets & Liabilities, Net		4,097,374
Net Assets		4,458,834,225

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at November 30, 2022.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the period ended November 30, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 3.989%
	41,578,354	261,468,626	(240,078,934)	476	62,968,522	3,052	917,334	62,993,719
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Semiannual Report 2022	13

Portfolio of Investments  (continued)
November 30, 2022 (Unaudited)
Fair value measurements  (continued)
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at November 30, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	291,121,836	—	—	291,121,836
Consumer Discretionary	372,640,690	—	—	372,640,690
Consumer Staples	231,640,558	—	—	231,640,558
Energy	450,725,924	—	—	450,725,924
Financials	897,022,493	—	—	897,022,493
Health Care	717,121,766	—	—	717,121,766
Industrials	565,046,493	—	—	565,046,493
Information Technology	464,871,985	—	—	464,871,985
Materials	260,575,162	—	—	260,575,162
Real Estate	54,462,392	—	—	54,462,392
Utilities	86,539,030	—	—	86,539,030
Total Common Stocks	4,391,768,329	—	—	4,391,768,329
Money Market Funds	62,968,522	—	—	62,968,522
Total Investments in Securities	4,454,736,851	—	—	4,454,736,851
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Multi-Manager Value Strategies Fund | Semiannual Report 2022

Statement of Assets and Liabilities
November 30, 2022 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $3,484,644,953)	$4,391,768,329
Affiliated issuers (cost $62,968,046)	62,968,522
Receivable for:
Investments sold	1,109,212
Capital shares sold	3,973,060
Dividends	9,736,948
Foreign tax reclaims	139,858
Prepaid expenses	33,767
Total assets	4,469,729,696
Liabilities
Due to custodian	27,424
Payable for:
Investments purchased	3,247,923
Capital shares purchased	6,985,356
Management services fees	71,563
Transfer agent fees	317,817
Compensation of board members	154,913
Compensation of chief compliance officer	407
Other expenses	90,068
Total liabilities	10,895,471
Net assets applicable to outstanding capital stock	$4,458,834,225
Represented by
Paid in capital	3,111,149,091
Total distributable earnings (loss)	1,347,685,134
Total - representing net assets applicable to outstanding capital stock	$4,458,834,225
Institutional Class
Net assets	$4,458,831,361
Shares outstanding	269,507,056
Net asset value per share	$16.54
Institutional 3 Class
Net assets	$2,864
Shares outstanding	173
Net asset value per share(a)	$16.57

(a)	Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Semiannual Report 2022	15

Statement of Operations
Six Months Ended November 30, 2022 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$52,138,481
Dividends — affiliated issuers	917,334
European Union tax reclaim	133,633
Foreign taxes withheld	(50)
Total income	53,189,398
Expenses:
Management services fees	12,936,787
Transfer agent fees
Institutional Class	2,212,041
Compensation of board members	31,398
Custodian fees	18,614
Printing and postage fees	143,558
Registration fees	62,123
Audit fees	15,279
Legal fees	34,357
Compensation of chief compliance officer	407
Other	33,108
Total expenses	15,487,672
Net investment income	37,701,726
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	90,864,556
Investments — affiliated issuers	3,052
Foreign currency translations	1,074
Futures contracts	40,405
Net realized gain	90,909,087
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(91,420,278)
Investments — affiliated issuers	476
Foreign currency translations	(3,513)
Net change in unrealized appreciation (depreciation)	(91,423,315)
Net realized and unrealized loss	(514,228)
Net increase in net assets resulting from operations	$37,187,498
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Multi-Manager Value Strategies Fund | Semiannual Report 2022

Statement of Changes in Net Assets
	Six Months Ended November 30, 2022 (Unaudited)	Year Ended May 31, 2022
Operations
Net investment income	$37,701,726	$68,222,560
Net realized gain	90,909,087	476,060,691
Net change in unrealized appreciation (depreciation)	(91,423,315)	(497,624,233)
Net increase in net assets resulting from operations	37,187,498	46,659,018
Distributions to shareholders
Net investment income and net realized gains
Institutional Class	(36,661,115)	(408,044,013)
Institutional 3 Class	(24)	(244)
Total distributions to shareholders	(36,661,139)	(408,044,257)
Decrease in net assets from capital stock activity	(130,890,056)	(105,137,297)
Total decrease in net assets	(130,363,697)	(466,522,536)
Net assets at beginning of period	4,589,197,922	5,055,720,458
Net assets at end of period	$4,458,834,225	$4,589,197,922

	Six Months Ended		Year Ended
	November 30, 2022 (Unaudited)		May 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Institutional Class
Subscriptions	21,804,787	340,678,383	54,031,716	935,240,677
Distributions reinvested	2,465,126	36,661,115	23,954,125	408,044,013
Redemptions	(32,618,498)	(508,229,554)	(86,176,500)	(1,448,421,987)
Net decrease	(8,348,585)	(130,890,056)	(8,190,659)	(105,137,297)
Total net decrease	(8,348,585)	(130,890,056)	(8,190,659)	(105,137,297)
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Semiannual Report 2022	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional Class
Six Months Ended 11/30/2022 (Unaudited)	$16.52	0.13	0.02(c)	0.15	(0.13)	—	(0.13)
Year Ended 5/31/2022	$17.67	0.23	0.02(c)	0.25	(0.22)	(1.18)	(1.40)
Year Ended 5/31/2021	$12.48	0.21	5.34	5.55	(0.21)	(0.15)	(0.36)
Year Ended 5/31/2020	$12.83	0.24	(0.06)(c)	0.18	(0.23)	(0.30)	(0.53)
Year Ended 5/31/2019	$13.64	0.21	(0.02)(c)	0.19	(0.20)	(0.80)	(1.00)
Year Ended 5/31/2018	$12.97	0.20	1.15	1.35	(0.20)	(0.48)	(0.68)
Institutional 3 Class
Six Months Ended 11/30/2022 (Unaudited)	$16.55	0.14	0.02(c)	0.16	(0.14)	—	(0.14)
Year Ended 5/31/2022	$17.69	0.24	0.03(c)	0.27	(0.23)	(1.18)	(1.41)
Year Ended 5/31/2021	$12.50	0.22	5.34	5.56	(0.22)	(0.15)	(0.37)
Year Ended 5/31/2020(g)	$14.47	0.11	(2.02)(c)	(1.91)	(0.06)	—	(0.06)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(d)	Annualized.
(e)	Ratios include interfund lending expense which is less than 0.01%.
(f)	Ratios include line of credit interest expense which is less than 0.01%.
(g)	Institutional 3 Class shares commenced operations on December 18, 2019. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Multi-Manager Value Strategies Fund | Semiannual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional Class
Six Months Ended 11/30/2022 (Unaudited)	$16.54	1.01%	0.72%(d)	0.72%(d)	1.74%(d)	9%	$4,458,831
Year Ended 5/31/2022	$16.52	1.22%	0.69%(e)	0.69%(e)	1.31%	22%	$4,589,195
Year Ended 5/31/2021	$17.67	45.16%	0.71%(e)	0.71%(e)	1.41%	29%	$5,055,717
Year Ended 5/31/2020	$12.48	1.07%	0.76%	0.74%	1.78%	19%	$3,589,152
Year Ended 5/31/2019	$12.83	1.62%	0.77%	0.77%	1.59%	20%	$2,849,432
Year Ended 5/31/2018	$13.64	10.41%	0.78%(f)	0.78%(f)	1.46%	21%	$3,137,590
Institutional 3 Class
Six Months Ended 11/30/2022 (Unaudited)	$16.57	1.05%	0.60%(d)	0.60%(d)	1.84%(d)	9%	$3
Year Ended 5/31/2022	$16.55	1.35%	0.62%(e)	0.62%(e)	1.37%	22%	$3
Year Ended 5/31/2021	$17.69	45.20%	0.63%(e)	0.63%(e)	1.49%	29%	$3
Year Ended 5/31/2020(g)	$12.50	(13.14%)	0.66%(d)	0.64%(d)	1.84%(d)	19%	$2
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Semiannual Report 2022	19

Notes to Financial Statements
November 30, 2022 (Unaudited)
Note 1. Organization
Multi-Manager Value Strategies Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. (Ameriprise Financial) or its affiliates. The Fund offers each of the share classes listed in the Statement of Assets and Liabilities which are not subject to any front-end sales charge or contingent deferred sales charge.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
20	Multi-Manager Value Strategies Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA
Multi-Manager Value Strategies Fund | Semiannual Report 2022	21

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown in the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
22	Multi-Manager Value Strategies Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended November 30, 2022:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	40,405
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended November 30, 2022:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	671,222

*	Based on the ending daily outstanding amounts for the six months ended November 30, 2022.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Multi-Manager Value Strategies Fund | Semiannual Report 2022	23

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
The Fund may file withholding tax reclaims in certain European Union countries to recover a portion of foreign taxes previously withheld on dividends earned, which may be reclaimable based upon certain provisions in the Treaty on the Functioning of the European Union (EU) and subsequent rulings by the European Court of Justice. The Fund may record a reclaim receivable when the amount is known, the Fund has received notice of a pending refund, and there are no significant uncertainties on collectability. Income received from EU reclaims is included in the Statement of Operations.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (ETFs); Fee Information in Investment Company Advertisements. The rule and form amendments will require mutual funds and ETFs to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format. The rule amendments will require that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments will become effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
24	Multi-Manager Value Strategies Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreements below) have the primary responsibility for the day-to-day portfolio management of their portion of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.72% to 0.52% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended November 30, 2022 was 0.60% of the Fund’s average daily net assets.
Subadvisory agreements
The Investment Manager has entered into Subadvisory Agreements with Diamond Hill Capital Management, Inc. and Dimensional Fund Advisors LP, each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of redemptions, are allocated in accordance with the Investment Manager’s determination. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
Multi-Manager Value Strategies Fund | Semiannual Report 2022	25

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 3 Class shares are subject to an annual limitation of not more than 0.02% of the average daily net assets attributable to Institutional 3 Class shares.
For the six months ended November 30, 2022, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Institutional Class	0.10
Institutional 3 Class	0.02
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Fund does not pay the Distributor a fee for the distribution services it provides to the Fund.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	October 1, 2022 through September 30, 2023	Prior to October 1, 2022
Institutional Class	0.74%	0.74%
Institutional 3 Class	0.67	0.68
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At November 30, 2022, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
3,547,613,000	1,089,051,000	(181,927,000)	907,124,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
26	Multi-Manager Value Strategies Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $368,134,005 and $514,460,981, respectively, for the six months ended November 30, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the six months ended November 30, 2022.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the six months ended November 30, 2022.
Multi-Manager Value Strategies Fund | Semiannual Report 2022	27

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
Note 9. Significant risks
Financial sector risk
The Fund is more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing
28	Multi-Manager Value Strategies Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At November 30, 2022, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Multi-Manager Value Strategies Fund | Semiannual Report 2022	29

 Approval of Management and SubadvisoryAgreements
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Multi-Manager Value Strategies Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds). In addition, under the subadvisory agreements (the Subadvisory Agreements) between the Investment Manager and each of Diamond Hill Capital Management, Inc. and Dimensional Fund Advisors LP (collectively, the Subadvisers), the Subadvisers provide portfolio management and related services for the Fund.
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement and the Subadvisory Agreements (together, the Advisory Agreements). The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in November 2021 and March, April and June 2022, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses to written requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Advisory Agreements.
The Board, at its June 23, 2022 Board meeting (the June Meeting), considered the renewal of each of the Advisory Agreements for additional one-year terms. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory and subadvisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of each of the Advisory Agreements. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Advisory Agreements;
•	Subadvisory fees payable by the Investment Manager under the Subadvisory Agreements;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager and the Subadvisers under the Advisory Agreements, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
30	Multi-Manager Value Strategies Fund | Semiannual Report 2022

Approval of Management and Subadvisory
Agreements  (continued)
(Unaudited)
•	Information regarding the resources of the Investment Manager and Subadvisers, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager and the Subadvisers with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of each of the Advisory Agreements.
Nature, extent and quality of services provided by the Investment Manager and the Subadvisers
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager and the Subadvisers, as well as their history, expertise, resources and relative capabilities, and the qualifications of their personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager, including, in particular, detailed information regarding the process employed for selecting and overseeing affiliated and unaffiliated Subadvisers. With respect to the Investment Manager, the Board also noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2022 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to each subadvised Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided. The Board also considered added personnel and resources obtained by Columbia Threadneedle through Ameriprise Financial’s acquisition of BMO Financial Group’s Europe, Middle East, and Africa (EMEA) asset management business.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2021 in the performance of administrative services, and noted the various enhancements anticipated for 2022. In evaluating the quality of services provided under the Advisory Agreements, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by the Investment Manager in addition to monitoring each Subadviser), noting that no changes were proposed from the forms of agreements previously approved. The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
The Board considered each Subadviser’s organizational strength and resources, portfolio management team depth and capabilities and investment process. The Board also considered each Subadviser’s capability and wherewithal to carry out its responsibilities under the applicable Subadvisory Agreement. In addition, the Board discussed the acceptability of the terms of the Subadvisory Agreements, including the scope of services required to be performed. The Board noted that the terms of the Subadvisory Agreements are generally consistent with the terms of other subadvisory agreements for subadvisers who manage other funds managed by the Investment Manager. It was observed that no changes were recommended to the
Multi-Manager Value Strategies Fund | Semiannual Report 2022	31

Approval of Management and Subadvisory
Agreements  (continued)
(Unaudited)
Subadvisory Agreements. The Board took into account the Investment Manager’s representation that each Subadviser was in a position to provide quality services to the Fund. In this regard, the Board further observed the various services provided by the Investment Manager’s subadvisory oversight team and their significant resources added in recent years.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Advisory Agreements supported the continuation of the Management Agreement and the Subadvisory Agreements.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
Additionally, the Board reviewed the performance of each of the Subadvisers and the Investment Manager’s process for monitoring such Subadvisers’ performance. The Board considered, in particular, management’s rationale for recommending the continued retention of each Subadviser and management’s representations that the Investment Manager’s profitability is not the key factor driving their recommendation to select, renew or terminate the Subadvisers.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s and Subadvisers’ performance and reputation generally and the Investment Manager’s evaluation of each Subadviser’s contribution to the Fund’s broader investment mandate. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund, the Investment Manager and the Subadvisers, in light of other considerations, supported the continuation of the Management Agreement and the Subadvisory Agreements.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under each of the Advisory Agreements. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
Additionally, the Board reviewed the level of subadvisory fees paid to each Subadviser, noting that the fees are paid by the Investment Manager and do not impact the fees paid by the Fund. The Board also reviewed advisory fee rates charged by other comparable mutual funds employing each Subadviser to provide comparable subadvisory services. After reviewing
32	Multi-Manager Value Strategies Fund | Semiannual Report 2022

Approval of Management and Subadvisory
Agreements  (continued)
(Unaudited)
these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees, subadvisory fees and expenses of the Fund, in light of other considerations, supported the continuation of each of the Management Agreement and the Subadvisory Agreements.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. Because the Subadvisory Agreements were negotiated at arms-length by the Investment Manager, which is responsible for payments to the Subadvisers thereunder, the Board did not consider the profitability to each Subadviser from its relationship with the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2021 the Board had considered 2020 profitability and that the 2022 information showed that the profitability generated by the Investment Manager in 2021 increased from 2020 levels, due to a variety of factors, including the increased assets under management of the Funds. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement and the Subadvisory Agreements.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement and the Subadvisory Agreements. In reaching its conclusions, no single factor was determinative.
On June 23, 2022, the Board, including all of the Independent Trustees, determined that fees payable under each of the Advisory Agreements were fair and reasonable in light of the extent and quality of services provided and approved the renewal of each of the Advisory Agreements.
Multi-Manager Value Strategies Fund | Semiannual Report 2022	33

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Multi-Manager Value Strategies Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR116_05_N01_(01/23)

Semiannual Report
November 30, 2022 (Unaudited)
Columbia Large Cap Value Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Large Cap Value Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Large Cap Value Fund  |  Semiannual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital.
Portfolio management
Hugh Mullin, CFA
Portfolio Manager
Managed Fund since 2013
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2023 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended November 30, 2022)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	10/15/90	1.56	5.93	8.58	11.14
	Including sales charges		-4.28	-0.17	7.30	10.49
Advisor Class		12/11/06	1.69	6.21	8.85	11.42
Class C	Excluding sales charges	06/26/00	1.21	5.18	7.77	10.31
	Including sales charges		0.21	4.19	7.77	10.31
Institutional Class		09/27/10	1.70	6.23	8.85	11.42
Institutional 2 Class		12/11/06	1.71	6.25	8.91	11.50
Institutional 3 Class		11/08/12	1.78	6.34	8.94	11.55
Class R		12/11/06	1.43	5.71	8.31	10.87
Russell 1000 Value Index			0.90	2.42	7.86	10.97
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Large Cap Value Fund | Semiannual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at November 30, 2022)
Common Stocks	98.4
Convertible Bonds	0.8
Money Market Funds	0.8
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at November 30, 2022)
Communication Services	4.9
Consumer Discretionary	7.0
Consumer Staples	8.1
Energy	9.3
Financials	20.3
Health Care	18.2
Industrials	9.9
Information Technology	8.8
Materials	5.6
Real Estate	3.8
Utilities	4.1
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Large Cap Value Fund | Semiannual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
June 1, 2022 — November 30, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,015.60	1,020.10	5.00	5.01	0.99
Advisor Class	1,000.00	1,000.00	1,016.90	1,021.36	3.74	3.75	0.74
Class C	1,000.00	1,000.00	1,012.10	1,016.34	8.78	8.80	1.74
Institutional Class	1,000.00	1,000.00	1,017.00	1,021.36	3.74	3.75	0.74
Institutional 2 Class	1,000.00	1,000.00	1,017.10	1,021.56	3.54	3.55	0.70
Institutional 3 Class	1,000.00	1,000.00	1,017.80	1,021.76	3.34	3.35	0.66
Class R	1,000.00	1,000.00	1,014.30	1,018.85	6.26	6.28	1.24
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Large Cap Value Fund | Semiannual Report 2022	5

Portfolio of Investments
November 30, 2022 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.4%
Issuer	Shares	Value ($)
Communication Services 4.9%
Diversified Telecommunication Services 1.0%
AT&T, Inc.	1,331,800	25,677,104
Media 2.2%
Comcast Corp., Class A	1,457,300	53,395,472
Wireless Telecommunication Services 1.7%
T-Mobile US, Inc.(a)	276,600	41,893,836
Total Communication Services		120,966,412
Consumer Discretionary 6.9%
Hotels, Restaurants & Leisure 2.9%
Darden Restaurants, Inc.	275,300	40,466,347
Las Vegas Sands Corp.(a)	681,600	31,926,144
Total		72,392,491
Household Durables 1.1%
Toll Brothers, Inc.	541,600	25,948,056
Specialty Retail 1.9%
Gap, Inc. (The)	1,823,580	26,514,853
Home Depot, Inc. (The)	63,150	20,459,969
Total		46,974,822
Textiles, Apparel & Luxury Goods 1.0%
Levi Strauss & Co., Class A	1,494,416	24,702,696
Total Consumer Discretionary		170,018,065
Consumer Staples 8.0%
Beverages 1.7%
Coca-Cola Co. (The)	673,600	42,847,696
Food & Staples Retailing 2.2%
Walmart, Inc.	359,413	54,781,729
Household Products 2.1%
Procter & Gamble Co. (The)	341,600	50,953,056
Tobacco 2.0%
Philip Morris International, Inc.	492,500	49,087,475
Total Consumer Staples		197,669,956
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 9.2%
Oil, Gas & Consumable Fuels 9.2%
Chevron Corp.	261,200	47,880,572
ConocoPhillips Co.	536,600	66,275,466
EOG Resources, Inc.	405,529	57,556,731
Valero Energy Corp.	422,700	56,481,174
Total		228,193,943
Total Energy		228,193,943
Financials 20.0%
Banks 9.4%
Bank of America Corp.	1,934,943	73,237,593
JPMorgan Chase & Co.	584,400	80,752,392
PNC Financial Services Group, Inc. (The)	288,201	48,492,700
Truist Financial Corp.	676,500	31,666,965
Total		234,149,650
Capital Markets 4.8%
Bank of New York Mellon Corp. (The)	803,600	36,885,240
Intercontinental Exchange, Inc.	286,600	31,041,646
Morgan Stanley	553,200	51,486,324
Total		119,413,210
Diversified Financial Services 2.5%
Berkshire Hathaway, Inc., Class B(a)	194,238	61,884,227
Insurance 3.3%
Chubb Ltd.	222,500	48,858,775
Marsh & McLennan Companies, Inc.	182,500	31,605,350
Total		80,464,125
Total Financials		495,911,212
Health Care 17.9%
Biotechnology 2.9%
BioMarin Pharmaceutical, Inc.(a)	122,300	12,349,854
Vertex Pharmaceuticals, Inc.(a)	185,400	58,660,560
Total		71,010,414
Health Care Equipment & Supplies 2.4%
Baxter International, Inc.	475,000	26,851,750
Becton Dickinson and Co.	125,800	31,366,972
Total		58,218,722
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Large Cap Value Fund | Semiannual Report 2022

Portfolio of Investments  (continued)
November 30, 2022 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Providers & Services 5.7%
Cigna Corp.	188,200	61,897,098
CVS Health Corp.	407,366	41,502,448
Elevance Health, Inc.	73,000	38,903,160
Total		142,302,706
Pharmaceuticals 6.9%
Bristol-Myers Squibb Co.	577,000	46,321,560
Johnson & Johnson	458,800	81,666,400
Merck & Co., Inc.	395,600	43,563,472
Total		171,551,432
Total Health Care		443,083,274
Industrials 9.7%
Aerospace & Defense 1.8%
Northrop Grumman Corp.	81,200	43,303,148
Air Freight & Logistics 1.1%
FedEx Corp.	153,345	27,942,526
Airlines 1.0%
Alaska Air Group, Inc.(a)	529,800	25,133,712
Building Products 1.4%
Trane Technologies PLC	199,800	35,648,316
Machinery 3.4%
AGCO Corp.	245,200	32,542,944
Ingersoll Rand, Inc.	417,463	22,530,478
Stanley Black & Decker, Inc.	352,300	28,789,956
Total		83,863,378
Road & Rail 1.0%
Norfolk Southern Corp.	100,700	25,829,550
Total Industrials		241,720,630
Information Technology 8.6%
Communications Equipment 2.2%
Cisco Systems, Inc.	1,079,600	53,677,712
IT Services 1.0%
MasterCard, Inc., Class A	70,100	24,983,640
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 3.8%
Broadcom, Inc.	45,637	25,147,356
GlobalFoundries, Inc.(a)	618,700	39,813,345
Lam Research Corp.	61,400	29,004,132
Total		93,964,833
Software 0.9%
Microsoft Corp.	91,200	23,268,768
Technology Hardware, Storage & Peripherals 0.7%
Western Digital Corp.(a)	497,900	18,297,825
Total Information Technology		214,192,778
Materials 5.5%
Chemicals 4.1%
Eastman Chemical Co.	332,000	28,757,840
FMC Corp.	243,800	31,850,032
Linde PLC	119,100	40,074,768
Total		100,682,640
Metals & Mining 1.4%
Freeport-McMoRan, Inc.	899,662	35,806,548
Total Materials		136,489,188
Real Estate 3.7%
Equity Real Estate Investment Trusts (REITS) 3.7%
American Tower Corp.	151,416	33,500,790
Prologis, Inc.	286,363	33,730,698
Welltower, Inc.	357,686	25,406,436
Total		92,637,924
Total Real Estate		92,637,924
Utilities 4.0%
Electric Utilities 1.3%
Xcel Energy, Inc.	475,608	33,397,194
Multi-Utilities 2.7%
Ameren Corp.	372,281	33,252,139
DTE Energy Co.	280,700	32,564,007
Total		65,816,146
Total Utilities		99,213,340
Total Common Stocks (Cost $1,561,883,692)		2,440,096,722

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Value Fund | Semiannual Report 2022	7

Portfolio of Investments  (continued)
November 30, 2022 (Unaudited)
Convertible Bonds 0.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 0.8%
DISH Network Corp.(b)
12/15/2025	0.000%	27,961,000	18,898,840
Total Convertible Bonds (Cost $27,668,213)			18,898,840

Money Market Funds 0.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 3.989%(c),(d)	20,097,308	20,089,269
Total Money Market Funds (Cost $20,085,450)		20,089,269
Total Investments in Securities (Cost: $1,609,637,355)		2,479,084,831
Other Assets & Liabilities, Net		395,858
Net Assets		2,479,480,689
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Zero coupon bond.
(c)	The rate shown is the seven-day current annualized yield at November 30, 2022.
(d)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the period ended November 30, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 3.989%
	38,639,026	117,367,451	(135,921,027)	3,819	20,089,269	(6,089)	274,292	20,097,308
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Large Cap Value Fund | Semiannual Report 2022

Portfolio of Investments  (continued)
November 30, 2022 (Unaudited)
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at November 30, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	120,966,412	—	—	120,966,412
Consumer Discretionary	170,018,065	—	—	170,018,065
Consumer Staples	197,669,956	—	—	197,669,956
Energy	228,193,943	—	—	228,193,943
Financials	495,911,212	—	—	495,911,212
Health Care	443,083,274	—	—	443,083,274
Industrials	241,720,630	—	—	241,720,630
Information Technology	214,192,778	—	—	214,192,778
Materials	136,489,188	—	—	136,489,188
Real Estate	92,637,924	—	—	92,637,924
Utilities	99,213,340	—	—	99,213,340
Total Common Stocks	2,440,096,722	—	—	2,440,096,722
Convertible Bonds	—	18,898,840	—	18,898,840
Money Market Funds	20,089,269	—	—	20,089,269
Total Investments in Securities	2,460,185,991	18,898,840	—	2,479,084,831
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Value Fund | Semiannual Report 2022	9

Statement of Assets and Liabilities
November 30, 2022 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,589,551,905)	$2,458,995,562
Affiliated issuers (cost $20,085,450)	20,089,269
Receivable for:
Capital shares sold	553,892
Dividends	2,989,665
Prepaid expenses	21,918
Other assets	17,926
Total assets	2,482,668,232
Liabilities
Payable for:
Capital shares purchased	2,641,514
Management services fees	42,161
Distribution and/or service fees	11,639
Transfer agent fees	146,359
Compensation of board members	289,205
Compensation of chief compliance officer	224
Other expenses	56,441
Total liabilities	3,187,543
Net assets applicable to outstanding capital stock	$2,479,480,689
Represented by
Paid in capital	1,450,475,999
Total distributable earnings (loss)	1,029,004,690
Total - representing net assets applicable to outstanding capital stock	$2,479,480,689
Class A
Net assets	$1,677,897,992
Shares outstanding	100,521,220
Net asset value per share	$16.69
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$17.71
Advisor Class
Net assets	$43,045,135
Shares outstanding	2,580,783
Net asset value per share	$16.68
Class C
Net assets	$11,423,186
Shares outstanding	686,539
Net asset value per share	$16.64
Institutional Class
Net assets	$222,669,838
Shares outstanding	13,365,762
Net asset value per share	$16.66
Institutional 2 Class
Net assets	$32,858,115
Shares outstanding	1,968,963
Net asset value per share	$16.69
Institutional 3 Class
Net assets	$488,330,209
Shares outstanding	28,869,637
Net asset value per share	$16.92
Class R
Net assets	$3,256,214
Shares outstanding	196,662
Net asset value per share	$16.56
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Large Cap Value Fund | Semiannual Report 2022

Statement of Operations
Six Months Ended November 30, 2022 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$29,921,253
Dividends — affiliated issuers	274,292
Interest	47,879
Total income	30,243,424
Expenses:
Management services fees	7,562,089
Distribution and/or service fees
Class A	1,985,397
Class C	54,587
Class R	7,785
Transfer agent fees
Class A	675,578
Advisor Class	16,983
Class C	4,643
Institutional Class	91,200
Institutional 2 Class	7,315
Institutional 3 Class	15,879
Class R	1,325
Compensation of board members	6,423
Custodian fees	6,581
Printing and postage fees	56,491
Registration fees	77,346
Audit fees	15,059
Legal fees	21,696
Compensation of chief compliance officer	224
Other	22,343
Total expenses	10,628,944
Expense reduction	(120)
Total net expenses	10,628,824
Net investment income	19,614,600
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(10,423,426)
Investments — affiliated issuers	(6,089)
Net realized loss	(10,429,515)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	16,994,621
Investments — affiliated issuers	3,819
Net change in unrealized appreciation (depreciation)	16,998,440
Net realized and unrealized gain	6,568,925
Net increase in net assets resulting from operations	$26,183,525
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Value Fund | Semiannual Report 2022	11

Statement of Changes in Net Assets
	Six Months Ended November 30, 2022 (Unaudited)	Year Ended May 31, 2022
Operations
Net investment income	$19,614,600	$33,361,363
Net realized gain (loss)	(10,429,515)	256,699,425
Net change in unrealized appreciation (depreciation)	16,998,440	(243,833,224)
Net increase in net assets resulting from operations	26,183,525	46,227,564
Distributions to shareholders
Net investment income and net realized gains
Class A	(11,711,991)	(113,587,179)
Advisor Class	(345,903)	(2,780,127)
Class C	(38,365)	(717,638)
Institutional Class	(1,873,141)	(15,102,047)
Institutional 2 Class	(265,136)	(2,079,822)
Institutional 3 Class	(4,680,310)	(42,237,274)
Class R	(19,069)	(187,147)
Total distributions to shareholders	(18,933,915)	(176,691,234)
Decrease in net assets from capital stock activity	(165,907,532)	(41,502,157)
Total decrease in net assets	(158,657,922)	(171,965,827)
Net assets at beginning of period	2,638,138,611	2,810,104,438
Net assets at end of period	$2,479,480,689	$2,638,138,611
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Large Cap Value Fund | Semiannual Report 2022

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	November 30, 2022 (Unaudited)		May 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,187,218	18,291,190	2,963,699	50,087,908
Distributions reinvested	778,705	11,628,506	6,817,584	112,802,091
Redemptions	(5,358,012)	(82,635,015)	(12,222,236)	(207,037,967)
Net decrease	(3,392,089)	(52,715,319)	(2,440,953)	(44,147,968)
Advisor Class
Subscriptions	405,424	6,222,984	421,130	7,144,146
Distributions reinvested	23,044	343,658	166,836	2,757,667
Redemptions	(369,079)	(5,734,058)	(535,180)	(9,083,558)
Net increase	59,389	832,584	52,786	818,255
Class C
Subscriptions	86,875	1,333,360	156,071	2,632,408
Distributions reinvested	2,576	38,365	43,390	716,183
Redemptions	(132,618)	(2,031,579)	(240,502)	(4,048,461)
Net decrease	(43,167)	(659,854)	(41,041)	(699,870)
Institutional Class
Subscriptions	1,132,614	17,540,461	2,868,888	48,516,464
Distributions reinvested	125,309	1,867,140	911,766	15,052,963
Redemptions	(2,007,272)	(30,829,150)	(2,596,972)	(43,925,831)
Net increase (decrease)	(749,349)	(11,421,549)	1,183,682	19,643,596
Institutional 2 Class
Subscriptions	150,482	2,327,090	506,749	8,655,079
Distributions reinvested	17,758	265,011	125,751	2,079,822
Redemptions	(114,900)	(1,764,951)	(345,494)	(5,836,984)
Net increase	53,340	827,150	287,006	4,897,917
Institutional 3 Class
Subscriptions	151,349	2,367,604	2,910,332	50,994,692
Distributions reinvested	309,339	4,679,964	2,520,100	42,233,098
Redemptions	(7,055,623)	(109,760,895)	(6,769,335)	(115,518,413)
Net decrease	(6,594,935)	(102,713,327)	(1,338,903)	(22,290,623)
Class R
Subscriptions	11,288	174,715	49,538	830,890
Distributions reinvested	1,287	19,069	11,402	187,147
Redemptions	(16,250)	(251,001)	(43,781)	(741,501)
Net increase (decrease)	(3,675)	(57,217)	17,159	276,536
Total net decrease	(10,670,486)	(165,907,532)	(2,280,264)	(41,502,157)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Value Fund | Semiannual Report 2022	13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 11/30/2022 (Unaudited)	$16.56	0.12	0.12	0.24	(0.11)	—	(0.11)
Year Ended 5/31/2022	$17.39	0.19	0.09	0.28	(0.19)	(0.92)	(1.11)
Year Ended 5/31/2021	$12.02	0.18	5.38	5.56	(0.19)	—	(0.19)
Year Ended 5/31/2020	$12.66	0.22	(0.05)	0.17	(0.21)	(0.60)	(0.81)
Year Ended 5/31/2019	$14.04	0.20	(0.16)	0.04	(0.19)	(1.23)	(1.42)
Year Ended 5/31/2018	$13.92	0.17	0.94	1.11	(0.16)	(0.83)	(0.99)
Advisor Class
Six Months Ended 11/30/2022 (Unaudited)	$16.55	0.14	0.12	0.26	(0.13)	—	(0.13)
Year Ended 5/31/2022	$17.38	0.23	0.09	0.32	(0.23)	(0.92)	(1.15)
Year Ended 5/31/2021	$12.02	0.21	5.37	5.58	(0.22)	—	(0.22)
Year Ended 5/31/2020	$12.66	0.25	(0.05)	0.20	(0.24)	(0.60)	(0.84)
Year Ended 5/31/2019	$14.03	0.24	(0.15)	0.09	(0.23)	(1.23)	(1.46)
Year Ended 5/31/2018	$13.91	0.21	0.94	1.15	(0.20)	(0.83)	(1.03)
Class C
Six Months Ended 11/30/2022 (Unaudited)	$16.50	0.06	0.13	0.19	(0.05)	—	(0.05)
Year Ended 5/31/2022	$17.33	0.06	0.09	0.15	(0.06)	(0.92)	(0.98)
Year Ended 5/31/2021	$11.99	0.07	5.36	5.43	(0.09)	—	(0.09)
Year Ended 5/31/2020	$12.62	0.12	(0.05)	0.07	(0.10)	(0.60)	(0.70)
Year Ended 5/31/2019	$13.99	0.10	(0.15)	(0.05)	(0.09)	(1.23)	(1.32)
Year Ended 5/31/2018	$13.88	0.06	0.93	0.99	(0.05)	(0.83)	(0.88)
Institutional Class
Six Months Ended 11/30/2022 (Unaudited)	$16.53	0.14	0.12	0.26	(0.13)	—	(0.13)
Year Ended 5/31/2022	$17.36	0.23	0.09	0.32	(0.23)	(0.92)	(1.15)
Year Ended 5/31/2021	$12.00	0.21	5.37	5.58	(0.22)	—	(0.22)
Year Ended 5/31/2020	$12.65	0.25	(0.06)	0.19	(0.24)	(0.60)	(0.84)
Year Ended 5/31/2019	$14.02	0.24	(0.15)	0.09	(0.23)	(1.23)	(1.46)
Year Ended 5/31/2018	$13.90	0.20	0.95	1.15	(0.20)	(0.83)	(1.03)
Institutional 2 Class
Six Months Ended 11/30/2022 (Unaudited)	$16.56	0.14	0.13	0.27	(0.14)	—	(0.14)
Year Ended 5/31/2022	$17.39	0.24	0.09	0.33	(0.24)	(0.92)	(1.16)
Year Ended 5/31/2021	$12.03	0.22	5.37	5.59	(0.23)	—	(0.23)
Year Ended 5/31/2020	$12.67	0.25	(0.04)	0.21	(0.25)	(0.60)	(0.85)
Year Ended 5/31/2019	$14.04	0.25	(0.15)	0.10	(0.24)	(1.23)	(1.47)
Year Ended 5/31/2018	$13.93	0.21	0.93	1.14	(0.20)	(0.83)	(1.03)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Large Cap Value Fund | Semiannual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 11/30/2022 (Unaudited)	$16.69	1.56%	0.99%(c)	0.99%(c),(d)	1.54%(c)	5%	$1,677,898
Year Ended 5/31/2022	$16.56	1.64%	0.97%	0.97%(d)	1.11%	21%	$1,720,873
Year Ended 5/31/2021	$17.39	46.70%	1.01%	1.01%(d)	1.25%	27%	$1,849,691
Year Ended 5/31/2020	$12.02	0.73%	1.02%	1.02%(d)	1.64%	15%	$1,429,986
Year Ended 5/31/2019	$12.66	0.62%	1.02%	1.02%(d)	1.49%	23%	$1,621,964
Year Ended 5/31/2018	$14.04	7.82%	1.01%	1.01%(d)	1.17%	21%	$1,836,324
Advisor Class
Six Months Ended 11/30/2022 (Unaudited)	$16.68	1.69%	0.74%(c)	0.74%(c),(d)	1.79%(c)	5%	$43,045
Year Ended 5/31/2022	$16.55	1.91%	0.72%	0.72%(d)	1.36%	21%	$41,728
Year Ended 5/31/2021	$17.38	46.97%	0.76%	0.76%(d)	1.50%	27%	$42,909
Year Ended 5/31/2020	$12.02	1.01%	0.77%	0.77%(d)	1.89%	15%	$30,446
Year Ended 5/31/2019	$12.66	0.95%	0.77%	0.77%(d)	1.74%	23%	$33,903
Year Ended 5/31/2018	$14.03	8.10%	0.77%	0.77%(d)	1.50%	21%	$42,087
Class C
Six Months Ended 11/30/2022 (Unaudited)	$16.64	1.21%	1.74%(c)	1.74%(c),(d)	0.80%(c)	5%	$11,423
Year Ended 5/31/2022	$16.50	0.86%	1.72%	1.72%(d)	0.36%	21%	$12,043
Year Ended 5/31/2021	$17.33	45.52%	1.76%	1.76%(d)	0.52%	27%	$13,359
Year Ended 5/31/2020	$11.99	(0.03%)	1.77%	1.77%(d)	0.89%	15%	$18,031
Year Ended 5/31/2019	$12.62	(0.06%)	1.76%	1.76%(d)	0.74%	23%	$23,646
Year Ended 5/31/2018	$13.99	6.96%	1.76%	1.76%(d)	0.41%	21%	$57,445
Institutional Class
Six Months Ended 11/30/2022 (Unaudited)	$16.66	1.70%	0.74%(c)	0.74%(c),(d)	1.79%(c)	5%	$222,670
Year Ended 5/31/2022	$16.53	1.91%	0.72%	0.72%(d)	1.36%	21%	$233,329
Year Ended 5/31/2021	$17.36	47.04%	0.76%	0.76%(d)	1.49%	27%	$224,531
Year Ended 5/31/2020	$12.00	0.93%	0.77%	0.77%(d)	1.89%	15%	$134,233
Year Ended 5/31/2019	$12.65	0.96%	0.77%	0.77%(d)	1.74%	23%	$159,448
Year Ended 5/31/2018	$14.02	8.10%	0.76%	0.76%(d)	1.42%	21%	$193,314
Institutional 2 Class
Six Months Ended 11/30/2022 (Unaudited)	$16.69	1.71%	0.70%(c)	0.70%(c)	1.82%(c)	5%	$32,858
Year Ended 5/31/2022	$16.56	1.95%	0.68%	0.68%	1.39%	21%	$31,720
Year Ended 5/31/2021	$17.39	47.01%	0.71%	0.71%	1.54%	27%	$28,324
Year Ended 5/31/2020	$12.03	1.08%	0.71%	0.71%	1.95%	15%	$18,546
Year Ended 5/31/2019	$12.67	1.02%	0.70%	0.70%	1.82%	23%	$16,474
Year Ended 5/31/2018	$14.04	8.08%	0.71%	0.71%	1.47%	21%	$39,230
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Value Fund | Semiannual Report 2022	15

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 11/30/2022 (Unaudited)	$16.78	0.15	0.13	0.28	(0.14)	—	(0.14)
Year Ended 5/31/2022	$17.61	0.25	0.08	0.33	(0.24)	(0.92)	(1.16)
Year Ended 5/31/2021	$12.17	0.24	5.43	5.67	(0.23)	—	(0.23)
Year Ended 5/31/2020	$12.82	0.26	(0.06)	0.20	(0.25)	(0.60)	(0.85)
Year Ended 5/31/2019	$14.19	0.25	(0.15)	0.10	(0.24)	(1.23)	(1.47)
Year Ended 5/31/2018	$14.06	0.23	0.94	1.17	(0.21)	(0.83)	(1.04)
Class R
Six Months Ended 11/30/2022 (Unaudited)	$16.43	0.10	0.12	0.22	(0.09)	—	(0.09)
Year Ended 5/31/2022	$17.26	0.15	0.08	0.23	(0.14)	(0.92)	(1.06)
Year Ended 5/31/2021	$11.93	0.14	5.35	5.49	(0.16)	—	(0.16)
Year Ended 5/31/2020	$12.57	0.18	(0.05)	0.13	(0.17)	(0.60)	(0.77)
Year Ended 5/31/2019	$13.95	0.17	(0.16)	0.01	(0.16)	(1.23)	(1.39)
Year Ended 5/31/2018	$13.83	0.13	0.94	1.07	(0.12)	(0.83)	(0.95)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Large Cap Value Fund | Semiannual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 11/30/2022 (Unaudited)	$16.92	1.78%	0.66%(c)	0.66%(c)	1.89%(c)	5%	$488,330
Year Ended 5/31/2022	$16.78	1.96%	0.64%	0.64%	1.43%	21%	$595,155
Year Ended 5/31/2021	$17.61	47.16%	0.66%	0.66%	1.54%	27%	$648,129
Year Ended 5/31/2020	$12.17	1.01%	0.69%	0.69%	1.97%	15%	$3,344
Year Ended 5/31/2019	$12.82	1.03%	0.69%	0.69%	1.82%	23%	$2,746
Year Ended 5/31/2018	$14.19	8.18%	0.69%	0.68%	1.56%	21%	$3,281
Class R
Six Months Ended 11/30/2022 (Unaudited)	$16.56	1.43%	1.24%(c)	1.24%(c),(d)	1.29%(c)	5%	$3,256
Year Ended 5/31/2022	$16.43	1.39%	1.22%	1.22%(d)	0.86%	21%	$3,291
Year Ended 5/31/2021	$17.26	46.37%	1.26%	1.26%(d)	1.00%	27%	$3,161
Year Ended 5/31/2020	$11.93	0.45%	1.27%	1.27%(d)	1.38%	15%	$2,371
Year Ended 5/31/2019	$12.57	0.37%	1.27%	1.27%(d)	1.24%	23%	$3,574
Year Ended 5/31/2018	$13.95	7.61%	1.26%	1.26%(d)	0.91%	21%	$4,510
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Value Fund | Semiannual Report 2022	17

Notes to Financial Statements
November 30, 2022 (Unaudited)
Note 1. Organization
Columbia Large Cap Value Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The
18	Columbia Large Cap Value Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. For convertible securities, premiums attributable to the conversion feature are not amortized.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Columbia Large Cap Value Fund | Semiannual Report 2022	19

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (ETFs); Fee Information in Investment Company Advertisements. The rule and form amendments will require mutual funds and ETFs to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format. The rule amendments will require that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments will become effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.72% to 0.52% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended November 30, 2022 was 0.63% of the Fund’s average daily net assets.
20	Columbia Large Cap Value Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the six months ended November 30, 2022, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.09
Advisor Class	0.09
Class C	0.09
Institutional Class	0.09
Institutional 2 Class	0.05
Institutional 3 Class	0.01
Class R	0.09
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended November 30, 2022, these minimum account balance fees reduced total expenses of the Fund by $120.
Columbia Large Cap Value Fund | Semiannual Report 2022	21

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $587,000 for Class C shares. This amount is based on the most recent information available as of September 30, 2022, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended November 30, 2022, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	126,404
Class C	—	1.00(b)	603

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	October 1, 2022 through September 30, 2023	Prior to October 1, 2022
Class A	1.08%	1.08%
Advisor Class	0.83	0.83
Class C	1.83	1.83
Institutional Class	0.83	0.83
Institutional 2 Class	0.80	0.79
Institutional 3 Class	0.76	0.76
Class R	1.33	1.33
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is
22	Columbia Large Cap Value Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At November 30, 2022, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,609,637,000	934,515,000	(65,067,000)	869,448,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $110,131,699 and $257,957,407, respectively, for the six months ended November 30, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the six months ended November 30, 2022.
Columbia Large Cap Value Fund | Semiannual Report 2022	23

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the six months ended November 30, 2022.
Note 9. Significant risks
Financial sector risk
The Fund is more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in
24	Columbia Large Cap Value Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At November 30, 2022, affiliated shareholders of record owned 85.8% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could
Columbia Large Cap Value Fund | Semiannual Report 2022	25

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
26	Columbia Large Cap Value Fund | Semiannual Report 2022

 Approval of Management Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Large Cap Value Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in November 2021 and March, April and June 2022, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses to written requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 23, 2022 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Columbia Large Cap Value Fund | Semiannual Report 2022	27

Approval of Management Agreement  (continued)
(Unaudited)
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2022 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided. The Board also considered added personnel and resources obtained by Columbia Threadneedle through Ameriprise Financial’s acquisition of BMO Financial Group’s Europe, Middle East, and Africa (EMEA) asset management business.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2021 in the performance of administrative services, and noted the various enhancements anticipated for 2022. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
28	Columbia Large Cap Value Fund | Semiannual Report 2022

Approval of Management Agreement  (continued)
(Unaudited)
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by the Investment Manager and discussed differences in how the products are managed and operated, thus explaining many of the differences in fees.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2021 the Board had considered 2020 profitability and that the 2022 information showed that the profitability generated by the Investment Manager in 2021 increased from 2020 levels, due to a variety of factors, including the increased assets under management of the Funds. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
Columbia Large Cap Value Fund | Semiannual Report 2022	29

Approval of Management Agreement  (continued)
(Unaudited)
On June 23, 2022, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
30	Columbia Large Cap Value Fund | Semiannual Report 2022

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Large Cap Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR138_05_N01_(01/23)

Semiannual Report
November 30, 2022 (Unaudited)
Columbia Seligman Technology and Information Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Seligman Technology and Information Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Seligman Technology and Information Fund  |  Semiannual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with capital gain.
Portfolio management
Paul Wick
Lead Portfolio Manager
Managed Fund since 1990
Shekhar Pramanick
Technology Team Member
Managed Fund since 2013
Sanjay Devgan
Technology Team Member
Managed Fund since 2013
Jeetil Patel
Technology Team Member
Managed Fund since 2015
Vimal Patel
Technology Team Member
Managed Fund since 2018
Israel Hernandez
Technology Team Member
Managed Fund since 2021
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2023 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended November 30, 2022)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	06/23/83	-7.46	-20.86	15.86	19.00
	Including sales charges		-12.78	-25.41	14.50	18.30
Advisor Class		08/03/09	-7.35	-20.67	16.15	19.30
Class C	Excluding sales charges	05/27/99	-7.80	-21.44	15.00	18.12
	Including sales charges		-8.72	-22.09	15.00	18.12
Institutional Class		09/27/10	-7.34	-20.67	16.15	19.30
Institutional 2 Class		11/30/01	-7.33	-20.63	16.20	19.40
Institutional 3 Class*		03/01/17	-7.30	-20.60	16.26	19.24
Class R		04/30/03	-7.58	-21.06	15.57	18.71
S&P North American Technology Sector Index			-6.72	-28.73	13.64	17.78
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The S&P North American Technology Sector Index is an unmanaged modified capitalization-weighted index based on a universe of technology-related stocks.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Seligman Technology and Information Fund | Semiannual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at November 30, 2022)
Common Stocks	97.8
Convertible Bonds	0.0(a)
Exchange-Traded Equity Funds	0.1
Money Market Funds	2.1
Preferred Stocks	0.0(a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at November 30, 2022)
Communication Services	10.3
Consumer Discretionary	2.2
Financials	0.0(a)
Health Care	0.4
Industrials	2.8
Information Technology	84.3
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Equity sub-industry breakdown (%) (at November 30, 2022)
Information Technology
Application Software	7.6
Communications Equipment	3.7
Data Processing & Outsourced Services	5.1
Electronic Equipment & Instruments	2.1
Internet Services & Infrastructure	2.6
IT Consulting & Other Services	0.8
Semiconductor Equipment	13.6
Semiconductors	23.7
Systems Software	14.8
Technology Hardware, Storage & Peripherals	10.3
Total	84.3
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Seligman Technology and Information Fund | Semiannual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
June 1, 2022 — November 30, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	925.40	1,019.05	5.79	6.07	1.20
Advisor Class	1,000.00	1,000.00	926.50	1,020.31	4.59	4.81	0.95
Class C	1,000.00	1,000.00	922.00	1,015.29	9.40	9.85	1.95
Institutional Class	1,000.00	1,000.00	926.60	1,020.31	4.59	4.81	0.95
Institutional 2 Class	1,000.00	1,000.00	926.70	1,020.51	4.40	4.61	0.91
Institutional 3 Class	1,000.00	1,000.00	927.00	1,020.76	4.15	4.36	0.86
Class R	1,000.00	1,000.00	924.20	1,017.80	6.99	7.33	1.45
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Seligman Technology and Information Fund | Semiannual Report 2022	5

Portfolio of Investments
November 30, 2022 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.7%
Issuer	Shares	Value ($)
Communication Services 10.0%
Broadcasting 1.5%
Fox Corp., Class A	4,056,480	131,632,776
Total Broadcasting		131,632,776
Cable & Satellite 0.4%
Comcast Corp., Class A(a)	1,013,525	37,135,556
Total Cable & Satellite		37,135,556
Interactive Home Entertainment 1.4%
Activision Blizzard, Inc.	1,615,181	119,442,635
Total Interactive Home Entertainment		119,442,635
Interactive Media & Services 5.9%
Alphabet, Inc., Class A(b)	2,984,080	301,362,239
Alphabet, Inc., Class C(b)	1,843,360	187,008,872
Match Group, Inc.(b)	443,700	22,433,472
Total Interactive Media & Services		510,804,583
Movies & Entertainment 0.3%
Warner Bros Discovery, Inc.(b)	2,579,606	29,407,508
Total Movies & Entertainment		29,407,508
Wireless Telecommunication Services 0.5%
T-Mobile US, Inc.(b)	276,700	41,908,982
Total Wireless Telecommunication Services		41,908,982
Total Communication Services		870,332,040
Consumer Discretionary 2.1%
Internet & Direct Marketing Retail 2.1%
eBay, Inc.	4,056,324	184,319,363
Total Internet & Direct Marketing Retail		184,319,363
Total Consumer Discretionary		184,319,363
Financials 0.0%
Consumer Finance 0.0%
CommonBond, Class A(b),(c),(d),(e)	1,505,550	1
Total Consumer Finance		1
Total Financials		1
Health Care 0.4%
Common Stocks (continued)
Issuer	Shares	Value ($)
Biotechnology 0.4%
Apnimed, Inc.(b),(c),(d),(e)	1,127,586	12,517,332
Apnimed, Inc.(b),(c),(d),(e)	675,613	7,499,980
Apnimed, Inc.(b),(c),(d),(e)	360,327	3,999,990
Eiger BioPharmaceuticals, Inc.(b),(f)	2,319,150	10,528,941
Total Biotechnology		34,546,243
Total Health Care		34,546,243
Industrials 2.8%
Heavy Electrical Equipment 2.6%
Bloom Energy Corp., Class A(b),(f)	10,356,848	220,497,294
Total Heavy Electrical Equipment		220,497,294
Human Resource & Employment Services 0.2%
HireRight Holdings Corp.(b)	1,576,392	19,972,887
Total Human Resource & Employment Services		19,972,887
Total Industrials		240,470,181
Information Technology 82.4%
Application Software 7.5%
Cerence, Inc.(b)	1,641,024	33,657,402
Dropbox, Inc., Class A(b)	9,084,509	214,031,032
Intapp, Inc.(b)	425,646	9,836,679
Salesforce, Inc.(b)	395,651	63,403,073
Samsara, Inc., Class A(b)	877,056	8,358,344
Splunk, Inc.(b)	135,700	10,541,176
Synopsys, Inc.(b)	906,940	307,942,407
Total Application Software		647,770,113
Communications Equipment 3.6%
Arista Networks, Inc.(b)	545,028	75,922,400
F5, Inc.(a),(b)	806,400	124,677,504
Lumentum Holdings, Inc.(b)	1,669,070	91,698,706
Telefonaktiebolaget LM Ericsson, ADR	3,749,299	23,883,035
Total Communications Equipment		316,181,645
Data Processing & Outsourced Services 5.0%
Fidelity National Information Services, Inc.	994,600	72,188,068
Fiserv, Inc.(b)	965,544	100,764,172
Visa, Inc., Class A	1,192,425	258,756,225
Total Data Processing & Outsourced Services		431,708,465
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Seligman Technology and Information Fund | Semiannual Report 2022

Portfolio of Investments  (continued)
November 30, 2022 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Electronic Equipment & Instruments 2.1%
Advanced Energy Industries, Inc.	1,749,739	162,095,821
National Instruments Corp.	435,600	17,868,312
Total Electronic Equipment & Instruments		179,964,133
Internet Services & Infrastructure 2.5%
GoDaddy, Inc., Class A(b)	2,800,930	221,637,591
Total Internet Services & Infrastructure		221,637,591
IT Consulting & Other Services 0.7%
DXC Technology Co.(b)	1,576,100	46,762,887
Thoughtworks Holding, Inc.(b)	1,818,563	16,585,294
Total IT Consulting & Other Services		63,348,181
Semiconductor Equipment 13.3%
Applied Materials, Inc.	2,754,831	301,929,477
Lam Research Corp.	1,146,668	541,663,030
Teradyne, Inc.	3,340,922	312,209,161
Total Semiconductor Equipment		1,155,801,668
Semiconductors 23.1%
Analog Devices, Inc.	1,608,402	276,500,388
Broadcom, Inc.	714,576	393,752,813
GlobalFoundries, Inc.(b)	1,746,152	112,364,881
indie Semiconductor, Inc., Class A(b)	2,000,000	16,420,000
Marvell Technology, Inc.	4,109,453	191,171,754
mCube, Inc.(b),(c),(d),(e)	6,015,834	22,860,168
Microchip Technology, Inc.	1,953,650	154,709,543
Micron Technology, Inc.(a)	1,504,794	86,751,374
NXP Semiconductors NV	695,300	122,261,552
ON Semiconductor Corp.(b)	139,600	10,497,920
Qorvo, Inc.(b)	1,229,750	122,052,688
QUALCOMM, Inc.	65,000	8,221,850
Rambus, Inc.(b)	1,975,200	75,808,176
Renesas Electronics Corp.(b)	10,607,800	104,038,195
Skyworks Solutions, Inc.	168,300	16,092,846
SMART Global Holdings, Inc.(b),(f)	2,963,996	50,121,172
Synaptics, Inc.(b),(f)	2,180,645	231,082,951
Transphorm, Inc.(b),(f)	2,987,500	17,178,125
Total Semiconductors		2,011,886,396
Common Stocks (continued)
Issuer	Shares	Value ($)
Systems Software 14.5%
Adeia, Inc.(f)	7,076,541	78,195,778
Fortinet, Inc.(b)	2,968,515	157,806,257
Gen Digital, Inc.	7,341,108	168,551,840
Microsoft Corp.	1,235,575	315,244,606
Oracle Corp.	2,644,800	219,597,744
Palo Alto Networks, Inc.(b)	1,038,210	176,391,879
Tenable Holdings, Inc.(b)	660,894	25,232,933
VMware, Inc., Class A(b)	695,969	84,553,274
Xperi, Inc.(b),(f)	2,830,616	30,315,897
Total Systems Software		1,255,890,208
Technology Hardware, Storage & Peripherals 10.1%
Apple, Inc.(a)	3,293,200	487,492,396
Dell Technologies, Inc.	2,035,936	91,189,573
NetApp, Inc.	2,717,706	183,744,103
Western Digital Corp.(b)	3,052,392	112,175,406
Total Technology Hardware, Storage & Peripherals		874,601,478
Total Information Technology		7,158,789,878
Total Common Stocks (Cost: $4,916,522,256)		8,488,457,706

Convertible Bonds 0.0%
Issuer	Coupon Rate	Principal Amount	Value ($)
Technology 0.0%
Movella, Inc.(c),(d),(e)
09/01/2023	6.000%	3,000,000	2,775,000
Total Convertible Bonds (Cost: $3,000,000)			2,775,000

Exchange-Traded Equity Funds 0.1%
Issuer	Shares	Value ($)
Financials 0.1%
Diversified Capital Markets 0.1%
Columbia Seligman Semiconductor and Technology ETF(b),(f)	540,600	9,322,485
Total Diversified Capital Markets		9,322,485
Total Financials		9,322,485
Total Exchange-Traded Equity Funds (Cost: $8,811,780)		9,322,485

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Technology and Information Fund | Semiannual Report 2022	7

Portfolio of Investments  (continued)
November 30, 2022 (Unaudited)
Preferred Stocks 0.0%
Issuer		Shares	Value ($)
Financials 0.0%
Consumer Finance 0.0%
CommonBond LLC(c),(d),(e)	1.000%	686,561	1
Total Financials			1
Total Preferred Stocks (Cost: $295,734)			1

Money Market Funds 2.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 3.989%(f),(g)	181,805,016	181,732,294
Total Money Market Funds (Cost: $181,720,300)		181,732,294
Total Investments in Securities (Cost $5,110,350,070)		8,682,287,486
Other Assets & Liabilities, Net		8,589,806
Net Assets		$8,690,877,292
At November 30, 2022, securities and/or cash totaling $94,866,914 were pledged as collateral.
Investments in derivatives
Call option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
Apple, Inc.	Morgan Stanley	USD	(15,276,696)	(1,032)	165.00	2/17/2023	(401,600)	(306,504)
Comcast Corp	Morgan Stanley	USD	(37,134,640)	(10,135)	45.00	1/19/2024	(979,550)	(2,097,945)
F5, Inc.	Morgan Stanley	USD	(1,051,348)	(68)	195.00	1/20/2023	(40,422)	(16,320)
Micron Technology, Inc.	Morgan Stanley	USD	(41,404,230)	(7,182)	70.00	6/16/2023	(2,103,134)	(2,370,060)
Total							(3,524,706)	(4,790,829)
Notes to Portfolio of Investments
(a)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(b)	Non-income producing investment.
(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At November 30, 2022, the total value of these securities amounted to $49,652,472, which represents 0.57% of total net assets.
(d)	Denotes a restricted security, which is subject to legal or contractual restrictions on resale under federal securities laws. Disposal of a restricted investment may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Private placement securities are generally considered to be restricted, although certain of those securities may be traded between qualified institutional investors under the provisions of Section 4(a)(2) and Rule 144A. The Fund will not incur any registration costs upon such a trade. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Fund’s Board of Trustees. At November 30, 2022, the total market value of these securities amounted to $49,652,472, which represents 0.57% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost ($)	Value ($)
Apnimed, Inc.	04/28/2022	360,327	4,002,965	3,999,990
Apnimed, Inc.	04/28/2022	675,613	5,999,993	7,499,980
Apnimed, Inc.	03/12/2021	1,127,586	9,999,997	12,517,332
CommonBond LLC	10/15/2020—12/31/2021	686,561	295,734	1
CommonBond, Class A	03/19/2018—12/31/2021	1,505,550	10,292,674	1
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Seligman Technology and Information Fund | Semiannual Report 2022

Portfolio of Investments  (continued)
November 30, 2022 (Unaudited)
Notes to Portfolio of Investments  (continued)
Security	Acquisition Dates	Shares	Cost ($)	Value ($)
mCube, Inc.	09/08/2020	6,015,834	25,000,001	22,860,168
Movella, Inc.	03/08/2022	3,000,000	3,000,000	2,775,000
			58,591,364	49,652,472

(e)	Valuation based on significant unobservable inputs.
(f)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the period ended November 30, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Adeia, Inc.
	—	90,406,308*	—	(12,210,530)	78,195,778	—	353,827	7,076,541
Bloom Energy Corp., Class A
	177,998,785	4,385,633	—	38,112,876	220,497,294	—	—	10,356,848
Columbia Seligman Semiconductor and Technology ETF
	—	8,811,780	—	510,705	9,322,485	—	—	540,600
Columbia Short-Term Cash Fund, 3.989%
	4,554,197	640,499,192	(463,333,089)	11,994	181,732,294	5,523	1,640,884	181,805,016
Eiger BioPharmaceuticals, Inc.
	16,094,901	—	—	(5,565,960)	10,528,941	—	—	2,319,150
SMART Global Holdings, Inc.
	70,486,576	1,698,058	—	(22,063,462)	50,121,172	—	—	2,963,996
Synaptics, Inc.
	307,422,319	10,905,659	—	(87,245,027)	231,082,951	—	—	2,180,645
Transphorm, Inc.
	17,954,875	—	—	(776,750)	17,178,125	—	—	2,987,500
Xperi Holding Corp.
	116,479,865	—	(185,733,819)*	69,253,954	—	—	353,827	—
Xperi, Inc.
	—	95,327,511*	(10)	(65,011,604)	30,315,897	(4)	—	2,830,616
Total	710,991,518			(84,983,804)	828,974,937	5,519	2,348,538

*	Includes the effects of a corporate action.

(g)	The rate shown is the seven-day current annualized yield at November 30, 2022.
Abbreviation Legend
ADR	American Depositary Receipt
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Technology and Information Fund | Semiannual Report 2022	9

Portfolio of Investments  (continued)
November 30, 2022 (Unaudited)
Fair value measurements  (continued)
pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at November 30, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	870,332,040	—	—	870,332,040
Consumer Discretionary	184,319,363	—	—	184,319,363
Financials	—	—	1	1
Health Care	10,528,941	—	24,017,302	34,546,243
Industrials	240,470,181	—	—	240,470,181
Information Technology	7,031,891,515	104,038,195	22,860,168	7,158,789,878
Total Common Stocks	8,337,542,040	104,038,195	46,877,471	8,488,457,706
Convertible Bonds	—	—	2,775,000	2,775,000
Exchange-Traded Equity Funds	9,322,485	—	—	9,322,485
Preferred Stocks
Financials	—	—	1	1
Total Preferred Stocks	—	—	1	1
Money Market Funds	181,732,294	—	—	181,732,294
Total Investments in Securities	8,528,596,819	104,038,195	49,652,472	8,682,287,486
Investments in Derivatives
Liability
Options Contracts Written	(4,790,829)	—	—	(4,790,829)
Total	8,523,805,990	104,038,195	49,652,472	8,677,496,657
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Seligman Technology and Information Fund | Semiannual Report 2022

Portfolio of Investments  (continued)
November 30, 2022 (Unaudited)
Fair value measurements  (continued)
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Technology and Information Fund | Semiannual Report 2022	11

Statement of Assets and Liabilities
November 30, 2022 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $4,396,360,399)	$7,853,312,549
Affiliated issuers (cost $713,989,671)	828,974,937
Receivable for:
Investments sold	11,986,861
Capital shares sold	4,561,283
Dividends	5,981,122
Interest	131,500
Foreign tax reclaims	129,528
Expense reimbursement due from Investment Manager	182
Prepaid expenses	65,618
Other assets	129
Total assets	8,705,143,709
Liabilities
Option contracts written, at value (premiums received $3,524,706)	4,790,829
Due to custodian	12,035
Payable for:
Capital shares purchased	8,087,355
Management services fees	192,021
Distribution and/or service fees	46,608
Transfer agent fees	682,481
Compensation of board members	336,174
Compensation of chief compliance officer	818
Other expenses	118,096
Total liabilities	14,266,417
Net assets applicable to outstanding capital stock	$8,690,877,292
Represented by
Paid in capital	4,398,346,933
Total distributable earnings (loss)	4,292,530,359
Total - representing net assets applicable to outstanding capital stock	$8,690,877,292
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Seligman Technology and Information Fund | Semiannual Report 2022

Statement of Assets and Liabilities  (continued)
November 30, 2022 (Unaudited)
Class A
Net assets	$5,736,845,964
Shares outstanding	59,039,429
Net asset value per share	$97.17
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$103.10
Advisor Class
Net assets	$303,741,068
Shares outstanding	3,262,735
Net asset value per share	$93.09
Class C
Net assets	$305,477,410
Shares outstanding	6,062,734
Net asset value per share	$50.39
Institutional Class
Net assets	$1,802,720,609
Shares outstanding	16,211,451
Net asset value per share	$111.20
Institutional 2 Class
Net assets	$343,118,172
Shares outstanding	3,063,788
Net asset value per share	$111.99
Institutional 3 Class
Net assets	$134,179,127
Shares outstanding	1,211,392
Net asset value per share	$110.76
Class R
Net assets	$64,794,942
Shares outstanding	723,852
Net asset value per share	$89.51
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Technology and Information Fund | Semiannual Report 2022	13

Statement of Operations
Six Months Ended November 30, 2022 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$36,261,241
Dividends — affiliated issuers	2,348,538
Interest	90,000
Interfund lending	712
Foreign taxes withheld	(413,029)
Total income	38,287,462
Expenses:
Management services fees	36,006,120
Distribution and/or service fees
Class A	7,117,476
Class C	1,567,256
Class R	164,127
Transfer agent fees
Class A	2,665,566
Advisor Class	140,837
Class C	146,709
Institutional Class	825,473
Institutional 2 Class	92,651
Institutional 3 Class	4,268
Class R	30,730
Compensation of board members	52,192
Custodian fees	28,507
Printing and postage fees	123,756
Registration fees	119,059
Audit fees	15,237
Legal fees	62,892
Compensation of chief compliance officer	818
Other	234,304
Total expenses	49,397,978
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(27,739)
Expense reduction	(4,852)
Total net expenses	49,365,387
Net investment loss	(11,077,925)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	65,583,669
Investments — affiliated issuers	5,519
Foreign currency translations	15,441
Options contracts written	768,501
Net realized gain	66,373,130
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(689,624,163)
Investments — affiliated issuers	(84,983,804)
Foreign currency translations	(4,102)
Options contracts written	(1,333,697)
Net change in unrealized appreciation (depreciation)	(775,945,766)
Net realized and unrealized loss	(709,572,636)
Net decrease in net assets resulting from operations	$(720,650,561)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Seligman Technology and Information Fund | Semiannual Report 2022

Statement of Changes in Net Assets
	Six Months Ended November 30, 2022 (Unaudited)	Year Ended May 31, 2022
Operations
Net investment loss	$(11,077,925)	$(37,890,200)
Net realized gain	66,373,130	1,086,869,313
Net change in unrealized appreciation (depreciation)	(775,945,766)	(1,347,230,669)
Net decrease in net assets resulting from operations	(720,650,561)	(298,251,556)
Distributions to shareholders
Net investment income and net realized gains
Class A	—	(866,441,965)
Advisor Class	—	(43,557,391)
Class C	—	(83,396,546)
Institutional Class	—	(230,885,422)
Institutional 2 Class	—	(37,204,174)
Institutional 3 Class	—	(14,971,365)
Class R	—	(11,285,269)
Total distributions to shareholders	—	(1,287,742,132)
Increase (decrease) in net assets from capital stock activity	(136,136,034)	763,941,568
Total decrease in net assets	(856,786,595)	(822,052,120)
Net assets at beginning of period	9,547,663,887	10,369,716,007
Net assets at end of period	$8,690,877,292	$9,547,663,887
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Technology and Information Fund | Semiannual Report 2022	15

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	November 30, 2022 (Unaudited)		May 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	964,676	91,906,458	2,724,048	333,312,923
Distributions reinvested	—	—	6,190,765	789,879,698
Redemptions	(2,620,353)	(246,522,922)	(6,441,394)	(777,124,975)
Net increase (decrease)	(1,655,677)	(154,616,464)	2,473,419	346,067,646
Advisor Class
Subscriptions	397,083	36,377,052	1,049,902	122,233,718
Distributions reinvested	—	—	302,755	36,917,944
Redemptions	(432,775)	(38,600,872)	(774,015)	(88,067,650)
Net increase (decrease)	(35,692)	(2,223,820)	578,642	71,084,012
Class C
Subscriptions	303,562	15,019,000	699,676	46,253,388
Distributions reinvested	—	—	1,201,664	80,090,877
Redemptions	(811,428)	(39,285,334)	(1,346,988)	(86,867,002)
Net increase (decrease)	(507,866)	(24,266,334)	554,352	39,477,263
Institutional Class
Subscriptions	1,866,971	201,094,890	2,802,246	388,214,158
Distributions reinvested	—	—	1,358,568	197,875,363
Redemptions	(1,671,887)	(177,992,524)	(2,938,574)	(400,842,921)
Net increase	195,084	23,102,366	1,222,240	185,246,600
Institutional 2 Class
Subscriptions	553,957	61,055,238	940,648	130,422,369
Distributions reinvested	—	—	252,690	37,054,467
Redemptions	(399,885)	(42,735,200)	(609,010)	(82,835,539)
Net increase	154,072	18,320,038	584,328	84,641,297
Institutional 3 Class
Subscriptions	194,820	20,727,321	479,084	67,810,180
Distributions reinvested	—	—	92,198	13,365,074
Redemptions	(119,863)	(13,254,488)	(278,716)	(37,504,702)
Net increase	74,957	7,472,833	292,566	43,670,552
Class R
Subscriptions	38,889	3,415,734	141,187	16,209,102
Distributions reinvested	—	—	94,447	11,127,750
Redemptions	(83,443)	(7,340,387)	(293,092)	(33,582,654)
Net decrease	(44,554)	(3,924,653)	(57,458)	(6,245,802)
Total net increase (decrease)	(1,819,676)	(136,136,034)	5,648,089	763,941,568
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Seligman Technology and Information Fund | Semiannual Report 2022

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Columbia Seligman Technology and Information Fund | Semiannual Report 2022	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 11/30/2022 (Unaudited)	$105.00	(0.14)	(7.69)	(7.83)	—	—	—
Year Ended 5/31/2022	$121.58	(0.48)	(0.88)	(1.36)	—	(15.22)	(15.22)
Year Ended 5/31/2021	$79.11	(0.19)	53.51	53.32	(0.44)	(10.41)	(10.85)
Year Ended 5/31/2020	$67.52	0.41(f)	20.34	20.75	—	(9.16)	(9.16)
Year Ended 5/31/2019	$76.76	(0.03)	(2.02)	(2.05)	—	(7.19)	(7.19)
Year Ended 5/31/2018	$72.96	(0.29)	11.98	11.69	—	(7.89)	(7.89)
Advisor Class
Six Months Ended 11/30/2022 (Unaudited)	$100.47	(0.02)	(7.36)	(7.38)	—	—	—
Year Ended 5/31/2022	$116.88	(0.17)	(0.72)	(0.89)	—	(15.52)	(15.52)
Year Ended 5/31/2021	$76.31	0.06	51.57	51.63	(0.52)	(10.54)	(11.06)
Year Ended 5/31/2020	$65.38	0.58(f)	19.69	20.27	—	(9.34)	(9.34)
Year Ended 5/31/2019	$74.50	0.14	(2.00)	(1.86)	—	(7.26)	(7.26)
Year Ended 5/31/2018	$71.01	(0.10)	11.65	11.55	—	(8.06)	(8.06)
Class C
Six Months Ended 11/30/2022 (Unaudited)	$54.65	(0.26)	(4.00)	(4.26)	—	—	—
Year Ended 5/31/2022	$69.20	(0.76)	0.51(h)	(0.25)	—	(14.30)	(14.30)
Year Ended 5/31/2021	$48.21	(0.57)	31.78	31.21	(0.20)	(10.02)	(10.22)
Year Ended 5/31/2020	$43.98	(0.10)(f)	13.09	12.99	—	(8.76)	(8.76)
Year Ended 5/31/2019	$52.96	(0.37)	(1.65)	(2.02)	—	(6.96)	(6.96)
Year Ended 5/31/2018	$52.49	(0.60)	8.45	7.85	—	(7.38)	(7.38)
Institutional Class
Six Months Ended 11/30/2022 (Unaudited)	$120.01	(0.03)	(8.78)	(8.81)	—	—	—
Year Ended 5/31/2022	$137.04	(0.20)	(1.31)	(1.51)	—	(15.52)	(15.52)
Year Ended 5/31/2021	$88.14	0.07	59.89	59.96	(0.52)	(10.54)	(11.06)
Year Ended 5/31/2020	$74.36	0.67(f)	22.45	23.12	—	(9.34)	(9.34)
Year Ended 5/31/2019	$83.59	0.16	(2.13)	(1.97)	—	(7.26)	(7.26)
Year Ended 5/31/2018	$78.77	(0.11)	12.99	12.88	—	(8.06)	(8.06)
Institutional 2 Class
Six Months Ended 11/30/2022 (Unaudited)	$120.85	(0.01)	(8.85)	(8.86)	—	—	—
Year Ended 5/31/2022	$137.89	(0.16)	(1.31)	(1.47)	—	(15.57)	(15.57)
Year Ended 5/31/2021	$88.63	0.11	60.24	60.35	(0.53)	(10.56)	(11.09)
Year Ended 5/31/2020	$74.73	0.71(f)	22.57	23.28	—	(9.38)	(9.38)
Year Ended 5/31/2019	$83.94	0.20	(2.13)	(1.93)	—	(7.28)	(7.28)
Year Ended 5/31/2018	$79.07	(0.07)	13.04	12.97	—	(8.10)	(8.10)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Seligman Technology and Information Fund | Semiannual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 11/30/2022 (Unaudited)	$97.17	(7.46%)	1.20%(c)	1.20%(c),(d)	(0.30%)(c)	5%	$5,736,846
Year Ended 5/31/2022	$105.00	(3.34%)	1.17%(e)	1.17%(d),(e)	(0.39%)	16%	$6,373,137
Year Ended 5/31/2021	$121.58	70.10%	1.20%(e)	1.20%(d),(e)	(0.19%)	32%	$7,078,794
Year Ended 5/31/2020	$79.11	31.36%	1.23%(e),(g)	1.23%(d),(e),(g)	0.54%	37%	$4,506,828
Year Ended 5/31/2019	$67.52	(1.50%)	1.25%(e)	1.24%(d),(e)	(0.05%)	37%	$3,759,214
Year Ended 5/31/2018	$76.76	16.85%	1.24%	1.24%(d)	(0.39%)	39%	$3,767,260
Advisor Class
Six Months Ended 11/30/2022 (Unaudited)	$93.09	(7.35%)	0.95%(c)	0.95%(c),(d)	(0.05%)(c)	5%	$303,741
Year Ended 5/31/2022	$100.47	(3.10%)	0.93%(e)	0.93%(d),(e)	(0.14%)	16%	$331,400
Year Ended 5/31/2021	$116.88	70.53%	0.95%(e)	0.95%(d),(e)	0.06%	32%	$317,883
Year Ended 5/31/2020	$76.31	31.69%	0.98%(e),(g)	0.98%(d),(e),(g)	0.79%	37%	$190,471
Year Ended 5/31/2019	$65.38	(1.26%)	0.99%(e)	0.99%(d),(e)	0.21%	37%	$143,228
Year Ended 5/31/2018	$74.50	17.15%	0.99%	0.99%(d)	(0.14%)	39%	$154,144
Class C
Six Months Ended 11/30/2022 (Unaudited)	$50.39	(7.80%)	1.95%(c)	1.95%(c),(d)	(1.05%)(c)	5%	$305,477
Year Ended 5/31/2022	$54.65	(4.08%)	1.92%(e)	1.92%(d),(e)	(1.14%)	16%	$359,106
Year Ended 5/31/2021	$69.20	68.85%	1.94%(e)	1.94%(d),(e)	(0.96%)	32%	$416,301
Year Ended 5/31/2020	$48.21	30.39%	1.98%(e),(g)	1.98%(d),(e),(g)	(0.22%)	37%	$339,268
Year Ended 5/31/2019	$43.98	(2.23%)	1.99%(e)	1.99%(d),(e)	(0.75%)	37%	$344,977
Year Ended 5/31/2018	$52.96	15.98%	1.99%	1.99%(d)	(1.14%)	39%	$957,190
Institutional Class
Six Months Ended 11/30/2022 (Unaudited)	$111.20	(7.34%)	0.95%(c)	0.95%(c),(d)	(0.05%)(c)	5%	$1,802,721
Year Ended 5/31/2022	$120.01	(3.09%)	0.92%(e)	0.92%(d),(e)	(0.14%)	16%	$1,922,182
Year Ended 5/31/2021	$137.04	70.53%	0.95%(e)	0.95%(d),(e)	0.06%	32%	$2,027,453
Year Ended 5/31/2020	$88.14	31.70%	0.98%(e),(g)	0.98%(d),(e),(g)	0.80%	37%	$1,292,741
Year Ended 5/31/2019	$74.36	(1.25%)	0.99%(e)	0.99%(d),(e)	0.21%	37%	$1,030,165
Year Ended 5/31/2018	$83.59	17.14%	0.99%	0.99%(d)	(0.14%)	39%	$1,205,243
Institutional 2 Class
Six Months Ended 11/30/2022 (Unaudited)	$111.99	(7.33%)	0.91%(c)	0.91%(c)	(0.02%)(c)	5%	$343,118
Year Ended 5/31/2022	$120.85	(3.05%)	0.89%(e)	0.89%(e)	(0.11%)	16%	$351,625
Year Ended 5/31/2021	$137.89	70.60%	0.91%(e)	0.91%(e)	0.09%	32%	$320,652
Year Ended 5/31/2020	$88.63	31.76%	0.94%(e),(g)	0.94%(e),(g)	0.83%	37%	$223,964
Year Ended 5/31/2019	$74.73	(1.20%)	0.95%(e)	0.95%(e)	0.25%	37%	$178,417
Year Ended 5/31/2018	$83.94	17.20%	0.94%	0.94%	(0.09%)	39%	$173,624
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Technology and Information Fund | Semiannual Report 2022	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 11/30/2022 (Unaudited)	$119.49	0.02	(8.75)	(8.73)	—	—	—
Year Ended 5/31/2022	$136.48	(0.09)	(1.27)	(1.36)	—	(15.63)	(15.63)
Year Ended 5/31/2021	$87.79	0.19	59.63	59.82	(0.54)	(10.59)	(11.13)
Year Ended 5/31/2020	$74.09	0.78(f)	22.33	23.11	—	(9.41)	(9.41)
Year Ended 5/31/2019	$83.26	0.24	(2.12)	(1.88)	—	(7.29)	(7.29)
Year Ended 5/31/2018	$78.48	(0.00)(i)	12.90	12.90	—	(8.12)	(8.12)
Class R
Six Months Ended 11/30/2022 (Unaudited)	$96.85	(0.24)	(7.10)	(7.34)	—	—	—
Year Ended 5/31/2022	$113.17	(0.73)	(0.67)	(1.40)	—	(14.92)	(14.92)
Year Ended 5/31/2021	$74.19	(0.42)	50.04	49.62	(0.36)	(10.28)	(10.64)
Year Ended 5/31/2020	$63.78	0.19(f)	19.20	19.39	—	(8.98)	(8.98)
Year Ended 5/31/2019	$73.05	(0.20)	(1.96)	(2.16)	—	(7.11)	(7.11)
Year Ended 5/31/2018	$69.79	(0.46)	11.44	10.98	—	(7.72)	(7.72)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Ratios include interfund lending expense which is less than 0.01%.
(f)	Net investment income per share includes special dividends. The per share effect of these dividends amounted to:

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class	Class R
05/31/2020	$0.52	$0.50	$0.32	$0.58	$0.58	$0.58	$0.49

(g)	Ratios include line of credit interest expense which is less than 0.01%.
(h)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(i)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Seligman Technology and Information Fund | Semiannual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 11/30/2022 (Unaudited)	$110.76	(7.30%)	0.86%(c)	0.86%(c)	0.03%(c)	5%	$134,179
Year Ended 5/31/2022	$119.49	(3.01%)	0.84%(e)	0.84%(e)	(0.07%)	16%	$135,794
Year Ended 5/31/2021	$136.48	70.67%	0.86%(e)	0.86%(e)	0.17%	32%	$115,173
Year Ended 5/31/2020	$87.79	31.81%	0.89%(e),(g)	0.89%(e),(g)	0.93%	37%	$49,333
Year Ended 5/31/2019	$74.09	(1.14%)	0.90%(e)	0.90%(e)	0.31%	37%	$32,058
Year Ended 5/31/2018	$83.26	17.25%	0.90%	0.90%	(0.00%)(i)	39%	$20,050
Class R
Six Months Ended 11/30/2022 (Unaudited)	$89.51	(7.58%)	1.45%(c)	1.45%(c),(d)	(0.56%)(c)	5%	$64,795
Year Ended 5/31/2022	$96.85	(3.59%)	1.42%(e)	1.42%(d),(e)	(0.64%)	16%	$74,421
Year Ended 5/31/2021	$113.17	69.70%	1.44%(e)	1.44%(d),(e)	(0.44%)	32%	$93,459
Year Ended 5/31/2020	$74.19	31.03%	1.48%(e),(g)	1.48%(d),(e),(g)	0.27%	37%	$64,178
Year Ended 5/31/2019	$63.78	(1.75%)	1.49%(e)	1.49%(d),(e)	(0.29%)	37%	$64,874
Year Ended 5/31/2018	$73.05	16.57%	1.49%	1.49%(d)	(0.64%)	39%	$76,007
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Technology and Information Fund | Semiannual Report 2022	21

Notes to Financial Statements
November 30, 2022 (Unaudited)
Note 1. Organization
Columbia Seligman Technology and Information Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The
22	Columbia Seligman Technology and Information Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives
Columbia Seligman Technology and Information Fund | Semiannual Report 2022	23

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown in the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund has written option contracts to decrease the Fund’s exposure to equity market risk and to protect gains. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market
24	Columbia Seligman Technology and Information Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at November 30, 2022:
	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Options contracts written, at value	4,790,829
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended November 30, 2022:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Options contracts written ($)
Equity risk	768,501

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Options contracts written ($)
Equity risk	(1,333,697)
Columbia Seligman Technology and Information Fund | Semiannual Report 2022	25

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended November 30, 2022:
Derivative instrument	Average value ($)*
Options contracts — written	(2,552,393)

*	Based on the ending quarterly outstanding amounts for the six months ended November 30, 2022.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of November 30, 2022:
Morgan Stanley ($)
Liabilities
Options contracts written	4,790,829
Total financial and derivative net assets	(4,790,829)
Total collateral received (pledged) (a)	(4,790,829)
Net amount (b)	-

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
26	Columbia Seligman Technology and Information Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (ETFs); Fee Information in Investment Company Advertisements. The rule and form amendments will require mutual funds and ETFs to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format. The rule amendments will require that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments will become effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Columbia Seligman Technology and Information Fund | Semiannual Report 2022	27

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. Effective July 1, 2022, the management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.915% to 0.705% as the Fund’s net assets increase. Prior to July 1, 2022, the management services fee was equal to a percentage of the Fund’s daily net assets that declined from 0.915% to 0.755% as the Fund’s net assets increased. The annualized effective management services fee rate for the six months ended November 30, 2022 was 0.838% of the Fund’s average daily net assets.
To the extent the Fund invests a portion of its assets in affiliated mutual funds, exchange-traded funds and closed-end funds that pay a management services fee or, where applicable, an advisory fee to the Investment Manager, the Investment Manager has contractually agreed to waive net management services fees (management services fees, less reimbursements/waivers) or, where applicable, the net investment advisory services fees, (investment advisory services fees, less reimbursements/waivers) charged to such affiliated fund(s). The Investment Manager, in its discretion, may revise or discontinue this arrangement at any time.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
28	Columbia Seligman Technology and Information Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the six months ended November 30, 2022, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.09
Advisor Class	0.09
Class C	0.09
Institutional Class	0.09
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.09
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended November 30, 2022, these minimum account balance fees reduced total expenses of the Fund by $4,852.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $14,489,000 for Class C shares. This amount is based on the most recent information available as of September 30, 2022, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended November 30, 2022, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	811,064
Class C	—	1.00(b)	8,574

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Columbia Seligman Technology and Information Fund | Semiannual Report 2022	29

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	October 1, 2022 through September 30, 2023	Prior to October 1, 2022
Class A	1.33%	1.34%
Advisor Class	1.08	1.09
Class C	2.08	2.09
Institutional Class	1.08	1.09
Institutional 2 Class	1.05	1.06
Institutional 3 Class	1.00	1.01
Class R	1.58	1.59
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At November 30, 2022, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
5,106,825,000	4,034,485,000	(463,813,000)	3,570,672,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. The Fund will elect to treat the following late-year ordinary losses and post-October capital losses at May 31, 2022 as arising on June 1, 2022.
Late year ordinary losses ($)	Post-October capital losses ($)
5,923,225	—
30	Columbia Seligman Technology and Information Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $433,700,154 and $767,672,199, respectively, for the six months ended November 30, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the six months ended November 30, 2022 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	3,000,000	2.85	3
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at November 30, 2022.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate
Columbia Seligman Technology and Information Fund | Semiannual Report 2022	31

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the six months ended November 30, 2022.
Note 9. Significant risks
Information technology sector risk
The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global
32	Columbia Seligman Technology and Information Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Seligman Technology and Information Fund | Semiannual Report 2022	33

 Approval of Management Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Seligman Technology and Information Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in November 2021 and March, April and June 2022, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses to written requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 23, 2022 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
34	Columbia Seligman Technology and Information Fund | Semiannual Report 2022

Approval of Management Agreement  (continued)
(Unaudited)
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2022 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided. The Board also considered added personnel and resources obtained by Columbia Threadneedle through Ameriprise Financial’s acquisition of BMO Financial Group’s Europe, Middle East, and Africa (EMEA) asset management business.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2021 in the performance of administrative services, and noted the various enhancements anticipated for 2022. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Columbia Seligman Technology and Information Fund | Semiannual Report 2022	35

Approval of Management Agreement  (continued)
(Unaudited)
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio. The Board also considered the benefits of the proposed additional breakpoints to the Fund’s current fee rate schedule (the Proposed Additional Breakpoints).
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2021 the Board had considered 2020 profitability and that the 2022 information showed that the profitability generated by the Investment Manager in 2021 increased from 2020 levels, due to a variety of factors, including the increased assets under management of the Funds. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders. In this regard, the Board noted the Proposed Additional Breakpoints.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
36	Columbia Seligman Technology and Information Fund | Semiannual Report 2022

Approval of Management Agreement  (continued)
(Unaudited)
On June 23, 2022, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
Columbia Seligman Technology and Information Fund | Semiannual Report 2022	37

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Columbia Seligman Technology and Information Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR219_05_N01_(01/23)

Semiannual Report
November 30, 2022 (Unaudited)
Columbia Dividend Opportunity Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Dividend Opportunity Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Dividend Opportunity Fund  |  Semiannual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with a high level of current income. The Fund’s secondary objective is growth of income and capital.
Portfolio management
David King, CFA
Lead Portfolio Manager
Managed Fund since 2018
Yan Jin
Portfolio Manager
Managed Fund since 2018
Grace Lee, CAIA
Portfolio Manager
Managed Fund since 2020
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2023 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended November 30, 2022)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	08/01/88	0.90	9.28	9.04	10.33
	Including sales charges		-4.91	3.01	7.76	9.68
Advisor Class		11/08/12	1.01	9.52	9.31	10.60
Class C	Excluding sales charges	06/26/00	0.51	8.44	8.23	9.49
	Including sales charges		-0.49	7.48	8.23	9.49
Institutional Class		09/27/10	1.00	9.54	9.32	10.59
Institutional 2 Class		08/01/08	1.05	9.59	9.38	10.68
Institutional 3 Class		11/08/12	1.08	9.63	9.41	10.73
Class R		08/01/08	0.76	8.97	8.76	10.04
MSCI USA High Dividend Yield Index (Net)			1.72	5.86	7.35	10.72
Russell 1000 Value Index			0.90	2.42	7.86	10.97
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
The MSCI USA High Dividend Yield Index (Net) is composed of those securities in the MSCI USA Index that have higher-than-average dividend yield (e.g. 30% higher than that of the MSCI USA Index), a track record of consistent dividend payments and the capacity to sustain future dividend payments. The MSCI USA Index is a free float adjusted market capitalization index that is designed to measure large- and mid-cap U.S. equity market performance.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI USA High Dividend Yield Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Dividend Opportunity Fund | Semiannual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at November 30, 2022)
Common Stocks	95.8
Convertible Preferred Stocks	3.7
Money Market Funds	0.5
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at November 30, 2022)
Communication Services	4.0
Consumer Discretionary	5.3
Consumer Staples	13.4
Energy	11.8
Financials	19.4
Health Care	14.6
Industrials	7.6
Information Technology	9.3
Materials	1.9
Real Estate	6.2
Utilities	6.5
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Dividend Opportunity Fund | Semiannual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
June 1, 2022 — November 30, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,009.00	1,020.10	4.99	5.01	0.99
Advisor Class	1,000.00	1,000.00	1,010.10	1,021.36	3.73	3.75	0.74
Class C	1,000.00	1,000.00	1,005.10	1,016.34	8.75	8.80	1.74
Institutional Class	1,000.00	1,000.00	1,010.00	1,021.36	3.73	3.75	0.74
Institutional 2 Class	1,000.00	1,000.00	1,010.50	1,021.56	3.53	3.55	0.70
Institutional 3 Class	1,000.00	1,000.00	1,010.80	1,021.81	3.28	3.29	0.65
Class R	1,000.00	1,000.00	1,007.60	1,018.85	6.24	6.28	1.24
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Dividend Opportunity Fund | Semiannual Report 2022	5

Portfolio of Investments
November 30, 2022 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 96.2%
Issuer	Shares	Value ($)
Communication Services 4.0%
Diversified Telecommunication Services 2.7%
AT&T, Inc.	1,975,000	38,078,000
Verizon Communications, Inc.	825,000	32,158,500
Total		70,236,500
Media 1.3%
Comcast Corp., Class A	900,000	32,976,000
Total Communication Services		103,212,500
Consumer Discretionary 4.8%
Hotels, Restaurants & Leisure 1.0%
Darden Restaurants, Inc.	90,000	13,229,100
McDonald’s Corp.	47,500	12,957,525
Total		26,186,625
Multiline Retail 1.0%
Target Corp.	145,000	24,225,150
Specialty Retail 2.3%
Home Depot, Inc. (The)	185,000	59,938,150
Textiles, Apparel & Luxury Goods 0.5%
Tapestry, Inc.	350,000	13,219,500
Total Consumer Discretionary		123,569,425
Consumer Staples 13.4%
Beverages 5.5%
Coca-Cola Co. (The)	1,125,000	71,561,250
PepsiCo, Inc.	385,000	71,421,350
Total		142,982,600
Food Products 2.6%
Bunge Ltd.	130,000	13,629,200
ConAgra Foods, Inc.	335,000	12,723,300
JM Smucker Co. (The)	90,000	13,860,900
Kraft Heinz Co. (The)	665,000	26,167,750
Total		66,381,150
Household Products 3.0%
Procter & Gamble Co. (The)	525,000	78,309,000
Common Stocks (continued)
Issuer	Shares	Value ($)
Tobacco 2.3%
Altria Group, Inc.	412,500	19,214,250
Philip Morris International, Inc.	400,000	39,868,000
Total		59,082,250
Total Consumer Staples		346,755,000
Energy 11.7%
Oil, Gas & Consumable Fuels 11.7%
Chesapeake Energy Corp.	125,000	12,937,500
Chevron Corp.	345,000	63,241,950
ConocoPhillips Co.	100,000	12,351,000
Devon Energy Corp.	175,000	11,991,000
EOG Resources, Inc.	185,000	26,257,050
Exxon Mobil Corp.	1,150,000	128,041,000
Valero Energy Corp.	225,000	30,064,500
Williams Companies, Inc. (The)	550,000	19,085,000
Total		303,969,000
Total Energy		303,969,000
Financials 19.4%
Banks 11.5%
Bank of America Corp.	2,100,000	79,485,000
Citizens Financial Group, Inc.	450,000	19,071,000
JPMorgan Chase & Co.	575,000	79,453,500
M&T Bank Corp.	150,000	25,503,000
PNC Financial Services Group, Inc. (The)	225,000	37,858,500
Wells Fargo & Co.	1,175,000	56,341,250
Total		297,712,250
Capital Markets 5.2%
Ares Capital Corp.	675,000	13,263,750
BlackRock, Inc.	37,500	26,850,000
Blackstone, Inc.	185,000	16,933,050
Morgan Stanley	515,000	47,931,050
State Street Corp.	365,000	29,079,550
Total		134,057,400
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Dividend Opportunity Fund | Semiannual Report 2022

Portfolio of Investments  (continued)
November 30, 2022 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Insurance 2.2%
MetLife, Inc.	400,000	30,680,000
Progressive Corp. (The)	105,000	13,875,750
Prudential Financial, Inc.	120,000	12,963,600
Total		57,519,350
Mortgage Real Estate Investment Trusts (REITS) 0.5%
Starwood Property Trust, Inc.	550,000	11,775,500
Total Financials		501,064,500
Health Care 13.3%
Biotechnology 3.1%
AbbVie, Inc.	425,000	68,501,500
Amgen, Inc.	45,000	12,888,000
Total		81,389,500
Health Care Equipment & Supplies 0.5%
Medtronic PLC	175,000	13,832,000
Pharmaceuticals 9.7%
Bristol-Myers Squibb Co.	485,000	38,935,800
Johnson & Johnson	435,000	77,430,000
Merck & Co., Inc.	635,000	69,926,200
Pfizer, Inc.	1,275,000	63,915,750
Total		250,207,750
Total Health Care		345,429,250
Industrials 7.5%
Aerospace & Defense 1.8%
Huntington Ingalls Industries, Inc.	55,000	12,757,800
Raytheon Technologies Corp.	335,000	33,071,200
Total		45,829,000
Air Freight & Logistics 2.3%
CH Robinson Worldwide, Inc.	110,000	11,024,200
United Parcel Service, Inc., Class B	260,000	49,329,800
Total		60,354,000
Electrical Equipment 0.7%
Eaton Corp. PLC	115,000	18,796,750
Common Stocks (continued)
Issuer	Shares	Value ($)
Machinery 2.2%
AGCO Corp.	100,000	13,272,000
Caterpillar, Inc.	100,000	23,641,000
Stanley Black & Decker, Inc.	240,000	19,612,800
Total		56,525,800
Road & Rail 0.5%
Union Pacific Corp.	55,000	11,958,650
Total Industrials		193,464,200
Information Technology 9.3%
Communications Equipment 2.4%
Cisco Systems, Inc.	1,000,000	49,720,000
Juniper Networks, Inc.	410,000	13,628,400
Total		63,348,400
Electronic Equipment, Instruments & Components 0.5%
Corning, Inc.	375,000	12,798,750
IT Services 1.6%
International Business Machines Corp.	275,000	40,947,500
Semiconductors & Semiconductor Equipment 4.3%
Broadcom, Inc.	95,000	52,347,850
Intel Corp.	450,000	13,531,500
QUALCOMM, Inc.	110,000	13,913,900
Texas Instruments, Inc.	175,000	31,580,500
Total		111,373,750
Technology Hardware, Storage & Peripherals 0.5%
HP, Inc.	425,000	12,767,000
Total Information Technology		241,235,400
Materials 1.9%
Chemicals 1.4%
Dow, Inc.	500,000	25,485,000
Nutrien Ltd.	135,000	10,854,000
Total		36,339,000
Metals & Mining 0.5%
Newmont Corp.	275,000	13,054,250
Total Materials		49,393,250

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Semiannual Report 2022	7

Portfolio of Investments  (continued)
November 30, 2022 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate 6.2%
Equity Real Estate Investment Trusts (REITS) 6.2%
Alexandria Real Estate Equities, Inc.	82,500	12,837,825
AvalonBay Communities, Inc.	95,000	16,615,500
Crown Castle, Inc.	140,000	19,800,200
Kimco Realty Corp.	850,000	19,482,000
Life Storage, Inc.	160,000	17,198,400
Prologis, Inc.	165,000	19,435,350
Simon Property Group, Inc.	200,000	23,888,000
VICI Properties, Inc.	550,000	18,810,000
Welltower, Inc.	185,000	13,140,550
Total		161,207,825
Total Real Estate		161,207,825
Utilities 4.7%
Electric Utilities 3.7%
American Electric Power Co., Inc.	275,000	26,620,000
Duke Energy Corp.	260,000	25,981,800
Entergy Corp.	210,000	24,416,700
FirstEnergy Corp.	465,000	19,176,600
Total		96,195,100
Multi-Utilities 1.0%
DTE Energy Co.	228,600	26,519,886
Total Utilities		122,714,986
Total Common Stocks (Cost $1,928,483,641)		2,492,015,336

Convertible Preferred Stocks 3.7%
Issuer		Shares	Value ($)
Consumer Discretionary 0.5%
Auto Components 0.5%
Aptiv PLC	5.500%	115,000	13,859,800
Total Consumer Discretionary			13,859,800
Convertible Preferred Stocks (continued)
Issuer		Shares	Value ($)
Health Care 1.3%
Health Care Equipment & Supplies 1.3%
Becton Dickinson and Co.	6.000%	260,000	12,914,200
Boston Scientific Corp.	5.500%	175,000	19,764,500
Total			32,678,700
Total Health Care			32,678,700
Industrials 0.1%
Professional Services 0.1%
Clarivate PLC	5.250%	82,500	3,526,050
Total Industrials			3,526,050
Utilities 1.8%
Electric Utilities 0.8%
NextEra Energy, Inc.	6.219%	225,000	11,353,500
NextEra Energy, Inc.	6.926%	160,000	7,886,400
Total			19,239,900
Multi-Utilities 1.0%
NiSource, Inc.	7.750%	250,000	26,955,000
Total Utilities			46,194,900
Total Convertible Preferred Stocks (Cost $95,003,448)			96,259,450

Money Market Funds 0.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 3.989%(a),(b)	12,120,560	12,115,712
Total Money Market Funds (Cost $12,115,156)		12,115,712
Total Investments in Securities (Cost: $2,035,602,245)		2,600,390,498
Other Assets & Liabilities, Net		(10,414,885)
Net Assets		2,589,975,613

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Dividend Opportunity Fund | Semiannual Report 2022

Portfolio of Investments  (continued)
November 30, 2022 (Unaudited)
Notes to Portfolio of Investments
(a)	The rate shown is the seven-day current annualized yield at November 30, 2022.
(b)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the period ended November 30, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 3.989%
	3,121,726	309,988,266	(300,994,836)	556	12,115,712	2,282	350,530	12,120,560
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at November 30, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	103,212,500	—	—	103,212,500
Consumer Discretionary	123,569,425	—	—	123,569,425
Consumer Staples	346,755,000	—	—	346,755,000
Energy	303,969,000	—	—	303,969,000
Financials	501,064,500	—	—	501,064,500
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Semiannual Report 2022	9

Portfolio of Investments  (continued)
November 30, 2022 (Unaudited)
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Health Care	345,429,250	—	—	345,429,250
Industrials	193,464,200	—	—	193,464,200
Information Technology	241,235,400	—	—	241,235,400
Materials	49,393,250	—	—	49,393,250
Real Estate	161,207,825	—	—	161,207,825
Utilities	122,714,986	—	—	122,714,986
Total Common Stocks	2,492,015,336	—	—	2,492,015,336
Convertible Preferred Stocks
Consumer Discretionary	—	13,859,800	—	13,859,800
Health Care	—	32,678,700	—	32,678,700
Industrials	—	3,526,050	—	3,526,050
Utilities	—	46,194,900	—	46,194,900
Total Convertible Preferred Stocks	—	96,259,450	—	96,259,450
Money Market Funds	12,115,712	—	—	12,115,712
Total Investments in Securities	2,504,131,048	96,259,450	—	2,600,390,498
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Dividend Opportunity Fund | Semiannual Report 2022

Statement of Assets and Liabilities
November 30, 2022 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,023,487,089)	$2,588,274,786
Affiliated issuers (cost $12,115,156)	12,115,712
Receivable for:
Investments sold	30,853,275
Capital shares sold	1,433,290
Dividends	11,684,851
Foreign tax reclaims	1,462,809
Prepaid expenses	20,851
Other assets	16,500
Total assets	2,645,862,074
Liabilities
Due to custodian	25,312
Payable for:
Investments purchased	52,612,474
Capital shares purchased	2,685,658
Management services fees	43,812
Distribution and/or service fees	12,285
Transfer agent fees	187,041
Compensation of board members	268,688
Compensation of chief compliance officer	220
Other expenses	50,971
Total liabilities	55,886,461
Net assets applicable to outstanding capital stock	$2,589,975,613
Represented by
Paid in capital	1,913,960,595
Total distributable earnings (loss)	676,015,018
Total - representing net assets applicable to outstanding capital stock	$2,589,975,613
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Semiannual Report 2022	11

Statement of Assets and Liabilities  (continued)
November 30, 2022 (Unaudited)
Class A
Net assets	$1,364,826,440
Shares outstanding	35,853,226
Net asset value per share	$38.07
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$40.39
Advisor Class
Net assets	$107,462,973
Shares outstanding	2,746,744
Net asset value per share	$39.12
Class C
Net assets	$95,558,838
Shares outstanding	2,593,247
Net asset value per share	$36.85
Institutional Class
Net assets	$656,177,952
Shares outstanding	17,121,447
Net asset value per share	$38.32
Institutional 2 Class
Net assets	$117,406,926
Shares outstanding	3,053,376
Net asset value per share	$38.45
Institutional 3 Class
Net assets	$207,466,163
Shares outstanding	5,282,256
Net asset value per share	$39.28
Class R
Net assets	$41,076,321
Shares outstanding	1,079,708
Net asset value per share	$38.04
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Dividend Opportunity Fund | Semiannual Report 2022

Statement of Operations
Six Months Ended November 30, 2022 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$49,253,642
Dividends — affiliated issuers	350,530
Interfund lending	700
European Union tax reclaim	294,365
Foreign taxes withheld	(41,280)
Total income	49,857,957
Expenses:
Management services fees	7,580,221
Distribution and/or service fees
Class A	1,620,584
Class C	450,381
Class R	97,225
Transfer agent fees
Class A	601,150
Advisor Class	49,147
Class C	41,768
Institutional Class	275,662
Institutional 2 Class	32,019
Institutional 3 Class	5,591
Class R	18,034
Compensation of board members	7,910
Custodian fees	8,424
Printing and postage fees	53,885
Registration fees	76,045
Audit fees	16,014
Legal fees	21,362
Compensation of chief compliance officer	220
Other	22,145
Total expenses	10,977,787
Fees waived by transfer agent
Institutional 2 Class	(6,292)
Institutional 3 Class	(3,340)
Expense reduction	(120)
Total net expenses	10,968,035
Net investment income	38,889,922
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(15,253,335)
Investments — affiliated issuers	2,282
Foreign currency translations	(1,667)
Net realized loss	(15,252,720)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	4,476,249
Investments — affiliated issuers	556
Foreign currency translations	(45,191)
Net change in unrealized appreciation (depreciation)	4,431,614
Net realized and unrealized loss	(10,821,106)
Net increase in net assets resulting from operations	$28,068,816
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Semiannual Report 2022	13

Statement of Changes in Net Assets
	Six Months Ended November 30, 2022 (Unaudited)	Year Ended May 31, 2022
Operations
Net investment income	$38,889,922	$67,399,988
Net realized gain (loss)	(15,252,720)	203,391,886
Net change in unrealized appreciation (depreciation)	4,431,614	(55,878,231)
Net increase in net assets resulting from operations	28,068,816	214,913,643
Distributions to shareholders
Net investment income and net realized gains
Class A	(18,147,644)	(164,397,027)
Advisor Class	(1,613,199)	(12,767,220)
Class C	(932,502)	(11,089,843)
Institutional Class	(8,912,523)	(69,373,878)
Institutional 2 Class	(1,738,665)	(16,037,196)
Institutional 3 Class	(2,158,931)	(18,019,787)
Class R	(491,932)	(4,652,665)
Total distributions to shareholders	(33,995,396)	(296,337,616)
Increase in net assets from capital stock activity	89,558,283	107,105,162
Total increase in net assets	83,631,703	25,681,189
Net assets at beginning of period	2,506,343,910	2,480,662,721
Net assets at end of period	$2,589,975,613	$2,506,343,910
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Dividend Opportunity Fund | Semiannual Report 2022

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	November 30, 2022 (Unaudited)		May 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,541,320	54,935,367	2,227,538	85,824,916
Distributions reinvested	513,305	17,727,638	4,319,885	160,563,998
Redemptions	(2,548,372)	(90,538,224)	(4,740,677)	(184,402,807)
Net increase (decrease)	(493,747)	(17,875,219)	1,806,746	61,986,107
Advisor Class
Subscriptions	332,948	12,340,009	660,642	26,112,531
Distributions reinvested	45,279	1,606,236	333,065	12,711,577
Redemptions	(521,997)	(18,789,541)	(774,394)	(31,055,700)
Net increase (decrease)	(143,770)	(4,843,296)	219,313	7,768,408
Class C
Subscriptions	409,350	14,184,436	605,451	22,724,414
Distributions reinvested	27,481	919,841	301,735	10,863,141
Redemptions	(397,038)	(13,615,277)	(1,050,865)	(39,545,239)
Net increase (decrease)	39,793	1,489,000	(143,679)	(5,957,684)
Institutional Class
Subscriptions	2,927,497	105,594,363	3,536,655	137,420,967
Distributions reinvested	240,734	8,365,322	1,733,429	64,857,694
Redemptions	(1,546,803)	(55,421,303)	(4,048,659)	(159,221,847)
Net increase	1,621,428	58,538,382	1,221,425	43,056,814
Institutional 2 Class
Subscriptions	385,830	13,678,193	581,309	22,838,793
Distributions reinvested	42,827	1,493,502	365,385	13,710,246
Redemptions	(560,910)	(20,167,388)	(1,115,634)	(43,565,011)
Net decrease	(132,253)	(4,995,693)	(168,940)	(7,015,972)
Institutional 3 Class
Subscriptions	2,341,481	84,051,173	996,555	39,704,663
Distributions reinvested	55,764	1,984,510	438,620	16,801,049
Redemptions	(818,522)	(29,958,041)	(1,280,795)	(50,753,698)
Net increase	1,578,723	56,077,642	154,380	5,752,014
Class R
Subscriptions	121,351	4,340,222	109,885	4,223,855
Distributions reinvested	14,195	490,159	124,613	4,628,174
Redemptions	(103,899)	(3,662,914)	(189,210)	(7,336,554)
Net increase	31,647	1,167,467	45,288	1,515,475
Total net increase	2,501,821	89,558,283	3,134,533	107,105,162
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Semiannual Report 2022	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A(c)
Six Months Ended 11/30/2022 (Unaudited)	$38.28	0.57	(0.28)	0.29	(0.50)	—	(0.50)
Year Ended 5/31/2022	$39.82	1.04	2.32	3.36	(1.05)	(3.85)	(4.90)
Year Ended 5/31/2021	$30.78	1.01	9.43	10.44	(1.12)	(0.28)	(1.40)
Year Ended 5/31/2020	$35.23	1.20	(1.17)	0.03	(1.12)	(3.36)	(4.48)
Year Ended 5/31/2019	$38.24	1.08	0.15	1.23	(1.24)	(3.00)	(4.24)
Year Ended 5/31/2018	$39.68	1.40	1.72	3.12	(1.44)	(3.12)	(4.56)
Advisor Class(c)
Six Months Ended 11/30/2022 (Unaudited)	$39.33	0.63	(0.29)	0.34	(0.55)	—	(0.55)
Year Ended 5/31/2022	$40.78	1.17	2.38	3.55	(1.15)	(3.85)	(5.00)
Year Ended 5/31/2021	$31.49	1.12	9.65	10.77	(1.20)	(0.28)	(1.48)
Year Ended 5/31/2020	$35.96	1.32	(1.23)	0.09	(1.20)	(3.36)	(4.56)
Year Ended 5/31/2019	$38.94	1.20	0.14	1.34	(1.32)	(3.00)	(4.32)
Year Ended 5/31/2018	$40.32	1.52	1.74	3.26	(1.52)	(3.12)	(4.64)
Class C(c)
Six Months Ended 11/30/2022 (Unaudited)	$37.06	0.42	(0.27)	0.15	(0.36)	—	(0.36)
Year Ended 5/31/2022	$38.69	0.72	2.25	2.97	(0.75)	(3.85)	(4.60)
Year Ended 5/31/2021	$29.93	0.74	9.18	9.92	(0.88)	(0.28)	(1.16)
Year Ended 5/31/2020	$34.34	0.92	(1.13)	(0.21)	(0.84)	(3.36)	(4.20)
Year Ended 5/31/2019	$37.37	0.80	0.13	0.93	(0.96)	(3.00)	(3.96)
Year Ended 5/31/2018	$38.86	1.08	1.67	2.75	(1.12)	(3.12)	(4.24)
Institutional Class(c)
Six Months Ended 11/30/2022 (Unaudited)	$38.54	0.62	(0.29)	0.33	(0.55)	—	(0.55)
Year Ended 5/31/2022	$40.06	1.15	2.33	3.48	(1.15)	(3.85)	(5.00)
Year Ended 5/31/2021	$30.95	1.10	9.49	10.59	(1.20)	(0.28)	(1.48)
Year Ended 5/31/2020	$35.42	1.28	(1.19)	0.09	(1.20)	(3.36)	(4.56)
Year Ended 5/31/2019	$38.42	1.20	0.12	1.32	(1.32)	(3.00)	(4.32)
Year Ended 5/31/2018	$39.84	1.52	1.70	3.22	(1.52)	(3.12)	(4.64)
Institutional 2 Class(c)
Six Months Ended 11/30/2022 (Unaudited)	$38.66	0.62	(0.27)	0.35	(0.56)	—	(0.56)
Year Ended 5/31/2022	$40.18	1.17	2.33	3.50	(1.17)	(3.85)	(5.02)
Year Ended 5/31/2021	$31.04	1.12	9.52	10.64	(1.22)	(0.28)	(1.50)
Year Ended 5/31/2020	$35.50	1.32	(1.18)	0.14	(1.24)	(3.36)	(4.60)
Year Ended 5/31/2019	$38.49	1.20	0.17	1.37	(1.36)	(3.00)	(4.36)
Year Ended 5/31/2018	$39.91	1.52	1.74	3.26	(1.56)	(3.12)	(4.68)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Dividend Opportunity Fund | Semiannual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A(c)
Six Months Ended 11/30/2022 (Unaudited)	$38.07	0.90%	0.99%(d)	0.99%(d),(e)	3.16%(d)	25%	$1,364,826
Year Ended 5/31/2022	$38.28	9.04%	0.99%(f)	0.99%(e),(f)	2.64%	41%	$1,391,270
Year Ended 5/31/2021	$39.82	34.85%	1.01%	1.01%(e)	2.98%	51%	$1,375,445
Year Ended 5/31/2020	$30.78	(0.90%)	1.00%	1.00%(e)	3.44%	47%	$1,179,625
Year Ended 5/31/2019	$35.23	3.47%	0.99%	0.99%(e)	2.92%	66%	$1,424,224
Year Ended 5/31/2018	$38.24	7.96%	0.98%(g)	0.98%(e),(g)	3.54%	65%	$1,612,108
Advisor Class(c)
Six Months Ended 11/30/2022 (Unaudited)	$39.12	1.01%	0.74%(d)	0.74%(d),(e)	3.40%(d)	25%	$107,463
Year Ended 5/31/2022	$39.33	9.32%	0.74%(f)	0.74%(e),(f)	2.89%	41%	$113,675
Year Ended 5/31/2021	$40.78	35.31%	0.76%	0.76%(e)	3.23%	51%	$108,945
Year Ended 5/31/2020	$31.49	(0.74%)	0.75%	0.75%(e)	3.72%	47%	$79,477
Year Ended 5/31/2019	$35.96	3.77%	0.74%	0.74%(e)	3.18%	66%	$82,497
Year Ended 5/31/2018	$38.94	8.20%	0.73%(g)	0.73%(e),(g)	3.76%	65%	$114,441
Class C(c)
Six Months Ended 11/30/2022 (Unaudited)	$36.85	0.51%	1.74%(d)	1.74%(d),(e)	2.42%(d)	25%	$95,559
Year Ended 5/31/2022	$37.06	8.21%	1.74%(f)	1.74%(e),(f)	1.89%	41%	$94,620
Year Ended 5/31/2021	$38.69	34.05%	1.76%	1.76%(e)	2.26%	51%	$104,339
Year Ended 5/31/2020	$29.93	(1.67%)	1.75%	1.75%(e)	2.68%	47%	$163,439
Year Ended 5/31/2019	$34.34	2.64%	1.74%	1.74%(e)	2.18%	66%	$219,222
Year Ended 5/31/2018	$37.37	7.08%	1.73%(g)	1.73%(e),(g)	2.80%	65%	$312,766
Institutional Class(c)
Six Months Ended 11/30/2022 (Unaudited)	$38.32	1.00%	0.74%(d)	0.74%(d),(e)	3.43%(d)	25%	$656,178
Year Ended 5/31/2022	$38.54	9.32%	0.74%(f)	0.74%(e),(f)	2.89%	41%	$597,311
Year Ended 5/31/2021	$40.06	35.26%	0.76%	0.76%(e)	3.23%	51%	$572,007
Year Ended 5/31/2020	$30.95	(0.63%)	0.75%	0.75%(e)	3.68%	47%	$510,928
Year Ended 5/31/2019	$35.42	3.71%	0.74%	0.74%(e)	3.18%	66%	$647,702
Year Ended 5/31/2018	$38.42	8.19%	0.73%(g)	0.73%(e),(g)	3.83%	65%	$815,788
Institutional 2 Class(c)
Six Months Ended 11/30/2022 (Unaudited)	$38.45	1.05%	0.71%(d)	0.70%(d)	3.45%(d)	25%	$117,407
Year Ended 5/31/2022	$38.66	9.35%	0.70%(f)	0.69%(f)	2.94%	41%	$123,165
Year Ended 5/31/2021	$40.18	35.37%	0.72%	0.71%	3.29%	51%	$134,775
Year Ended 5/31/2020	$31.04	(0.69%)	0.71%	0.70%	3.76%	47%	$112,602
Year Ended 5/31/2019	$35.50	3.87%	0.70%	0.69%	3.22%	66%	$116,907
Year Ended 5/31/2018	$38.49	8.24%	0.69%(g)	0.68%(g)	3.86%	65%	$160,493
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Semiannual Report 2022	17

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class(c)
Six Months Ended 11/30/2022 (Unaudited)	$39.48	0.66	(0.30)	0.36	(0.56)	—	(0.56)
Year Ended 5/31/2022	$40.92	1.21	2.39	3.60	(1.19)	(3.85)	(5.04)
Year Ended 5/31/2021	$31.59	1.16	9.68	10.84	(1.23)	(0.28)	(1.51)
Year Ended 5/31/2020	$36.06	1.36	(1.23)	0.13	(1.24)	(3.36)	(4.60)
Year Ended 5/31/2019	$39.03	1.24	0.15	1.39	(1.36)	(3.00)	(4.36)
Year Ended 5/31/2018	$40.41	1.56	1.74	3.30	(1.56)	(3.12)	(4.68)
Class R(c)
Six Months Ended 11/30/2022 (Unaudited)	$38.25	0.52	(0.28)	0.24	(0.45)	—	(0.45)
Year Ended 5/31/2022	$39.79	0.94	2.32	3.26	(0.95)	(3.85)	(4.80)
Year Ended 5/31/2021	$30.76	0.92	9.43	10.35	(1.04)	(0.28)	(1.32)
Year Ended 5/31/2020	$35.20	1.12	(1.16)	(0.04)	(1.04)	(3.36)	(4.40)
Year Ended 5/31/2019	$38.20	1.00	0.12	1.12	(1.12)	(3.00)	(4.12)
Year Ended 5/31/2018	$39.65	1.28	1.71	2.99	(1.32)	(3.12)	(4.44)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Per share amounts have been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
(d)	Annualized.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	Ratios include interfund lending expense which is less than 0.01%.
(g)	Ratios include line of credit interest expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Dividend Opportunity Fund | Semiannual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class(c)
Six Months Ended 11/30/2022 (Unaudited)	$39.28	1.08%	0.66%(d)	0.65%(d)	3.57%(d)	25%	$207,466
Year Ended 5/31/2022	$39.48	9.42%	0.65%(f)	0.65%(f)	2.97%	41%	$146,214
Year Ended 5/31/2021	$40.92	35.36%	0.67%	0.66%	3.33%	51%	$145,247
Year Ended 5/31/2020	$31.59	(0.63%)	0.66%	0.65%	3.83%	47%	$112,370
Year Ended 5/31/2019	$36.06	3.87%	0.65%	0.64%	3.28%	66%	$112,951
Year Ended 5/31/2018	$39.03	8.40%	0.64%(g)	0.63%(g)	3.86%	65%	$132,205
Class R(c)
Six Months Ended 11/30/2022 (Unaudited)	$38.04	0.76%	1.24%(d)	1.24%(d),(e)	2.91%(d)	25%	$41,076
Year Ended 5/31/2022	$38.25	8.76%	1.24%(f)	1.24%(e),(f)	2.39%	41%	$40,089
Year Ended 5/31/2021	$39.79	34.60%	1.26%	1.26%(e)	2.73%	51%	$39,905
Year Ended 5/31/2020	$30.76	(1.19%)	1.25%	1.25%(e)	3.21%	47%	$33,516
Year Ended 5/31/2019	$35.20	3.21%	1.24%	1.24%(e)	2.67%	66%	$38,093
Year Ended 5/31/2018	$38.20	7.69%	1.23%(g)	1.23%(e),(g)	3.28%	65%	$43,418
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Semiannual Report 2022	19

Notes to Financial Statements
November 30, 2022 (Unaudited)
Note 1. Organization
Columbia Dividend Opportunity Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
20	Columbia Dividend Opportunity Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia Dividend Opportunity Fund | Semiannual Report 2022	21

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
The Fund may file withholding tax reclaims in certain European Union countries to recover a portion of foreign taxes previously withheld on dividends earned, which may be reclaimable based upon certain provisions in the Treaty on the Functioning of the European Union (EU) and subsequent rulings by the European Court of Justice. The Fund may record a reclaim receivable when the amount is known, the Fund has received notice of a pending refund, and there are no significant uncertainties on collectability. Income received from EU reclaims is included in the Statement of Operations.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (ETFs); Fee Information in Investment Company Advertisements. The rule and form amendments will require mutual funds and ETFs to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format. The rule amendments will require that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments will become effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
22	Columbia Dividend Opportunity Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.72% to 0.52% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended November 30, 2022 was 0.63% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, prior to October 1, 2022, Institutional 2 Class shares were subject to a contractual transfer agency fee annual limitation of not more than 0.04% and Institutional 3 Class shares were subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to each share class.
Columbia Dividend Opportunity Fund | Semiannual Report 2022	23

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
For the six months ended November 30, 2022, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.09
Advisor Class	0.09
Class C	0.09
Institutional Class	0.09
Institutional 2 Class	0.05
Institutional 3 Class	0.00
Class R	0.09
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended November 30, 2022, these minimum account balance fees reduced total expenses of the Fund by $120.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $834,000 for Class C shares. This amount is based on the most recent information available as of September 30, 2022, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended November 30, 2022, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	462,133
Class C	—	1.00(b)	3,137

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
24	Columbia Dividend Opportunity Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	October 1, 2022 through September 30, 2023	Prior to October 1, 2022
Class A	1.06%	1.06%
Advisor Class	0.81	0.81
Class C	1.81	1.81
Institutional Class	0.81	0.81
Institutional 2 Class	0.78	0.76
Institutional 3 Class	0.73	0.72
Class R	1.31	1.31
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Reflected in the contractual cap commitment, prior to October 1, 2022, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.04% for Institutional 2 Class and 0.00% for Institutional 3 Class of the average daily net assets attributable to each share class. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At November 30, 2022, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
2,035,602,000	596,078,000	(31,290,000)	564,788,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Columbia Dividend Opportunity Fund | Semiannual Report 2022	25

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $705,108,298 and $596,714,023, respectively, for the six months ended November 30, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the six months ended November 30, 2022 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	3,500,000	3.60	2
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at November 30, 2022.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the six months ended November 30, 2022.
26	Columbia Dividend Opportunity Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
Note 9. Significant risks
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At November 30, 2022, affiliated shareholders of record owned 54.8% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Columbia Dividend Opportunity Fund | Semiannual Report 2022	27

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
28	Columbia Dividend Opportunity Fund | Semiannual Report 2022

 Approval of Management Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Dividend Opportunity Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in November 2021 and March, April and June 2022, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses to written requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 23, 2022 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Columbia Dividend Opportunity Fund | Semiannual Report 2022	29

Approval of Management Agreement  (continued)
(Unaudited)
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2022 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided. The Board also considered added personnel and resources obtained by Columbia Threadneedle through Ameriprise Financial’s acquisition of BMO Financial Group’s Europe, Middle East, and Africa (EMEA) asset management business.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2021 in the performance of administrative services, and noted the various enhancements anticipated for 2022. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
30	Columbia Dividend Opportunity Fund | Semiannual Report 2022

Approval of Management Agreement  (continued)
(Unaudited)
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by the Investment Manager and discussed differences in how the products are managed and operated, thus explaining many of the differences in fees.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2021 the Board had considered 2020 profitability and that the 2022 information showed that the profitability generated by the Investment Manager in 2021 increased from 2020 levels, due to a variety of factors, including the increased assets under management of the Funds. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
Columbia Dividend Opportunity Fund | Semiannual Report 2022	31

Approval of Management Agreement  (continued)
(Unaudited)
On June 23, 2022, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
32	Columbia Dividend Opportunity Fund | Semiannual Report 2022

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Columbia Dividend Opportunity Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR140_05_N01_(01/23)

Semiannual Report
November 30, 2022 (Unaudited)
Columbia High Yield Bond Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia High Yield Bond Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia High Yield Bond Fund  |  Semiannual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with high current income as its primary objective and, as its secondary objective, capital growth.
Portfolio management
Brian Lavin, CFA
Lead Portfolio Manager
Managed Fund since 2010
Daniel DeYoung
Portfolio Manager
Managed Fund since 2019
Average annual total returns (%) (for the period ended November 30, 2022)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	12/08/83	-2.73	-8.19	2.05	3.67
	Including sales charges		-7.38	-12.53	1.05	3.16
Advisor Class		12/11/06	-2.58	-7.97	2.29	3.92
Class C	Excluding sales charges	06/26/00	-3.13	-8.95	1.29	2.92
	Including sales charges		-4.07	-9.82	1.29	2.92
Institutional Class		09/27/10	-2.61	-8.05	2.36	3.92
Institutional 2 Class		12/11/06	-2.59	-7.94	2.37	3.98
Institutional 3 Class		11/08/12	-2.56	-7.87	2.46	4.09
Class R		12/11/06	-2.83	-8.46	1.79	3.41
ICE BofA U.S. Cash Pay High Yield Constrained Index			-2.94	-8.70	2.33	4.17
Returns for Class A shares are shown with and without the maximum initial sales charge of 4.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
The ICE BofA U.S. Cash Pay High Yield Constrained Index tracks the performance of U.S. dollar-denominated below investment grade corporate debt, currently in a coupon paying period that is publicly issued in the U.S. domestic market.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia High Yield Bond Fund | Semiannual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at November 30, 2022)
Convertible Bonds	0.9
Corporate Bonds & Notes	92.4
Foreign Government Obligations	0.5
Money Market Funds	3.2
Senior Loans	3.0
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at November 30, 2022)
BBB rating	1.8
BB rating	43.9
B rating	42.2
CCC rating	12.0
Not rated	0.1
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the average rating of Moody’s, S&P and Fitch. When ratings are available from only two rating agencies, the average of the two rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia High Yield Bond Fund | Semiannual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
June 1, 2022 — November 30, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	972.70	1,020.05	4.95	5.06	1.00
Advisor Class	1,000.00	1,000.00	974.20	1,021.31	3.71	3.80	0.75
Class C	1,000.00	1,000.00	968.70	1,016.29	8.64	8.85	1.75
Institutional Class	1,000.00	1,000.00	973.90	1,021.31	3.71	3.80	0.75
Institutional 2 Class	1,000.00	1,000.00	974.10	1,021.66	3.37	3.45	0.68
Institutional 3 Class	1,000.00	1,000.00	974.40	1,021.91	3.12	3.19	0.63
Class R	1,000.00	1,000.00	971.70	1,018.80	6.18	6.33	1.25
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia High Yield Bond Fund | Semiannual Report 2022	5

Portfolio of Investments
November 30, 2022 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Convertible Bonds 0.9%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 0.9%
DISH Network Corp.
Subordinated
08/15/2026	3.375%	19,098,000	12,365,955
Total Convertible Bonds (Cost $16,909,534)			12,365,955

Corporate Bonds & Notes 91.1%

Aerospace & Defense 2.0%
Bombardier, Inc.(a)
04/15/2027	7.875%	3,633,000	3,575,148
Spirit AeroSystems, Inc.(a)
11/30/2029	9.375%	1,529,000	1,609,096
TransDigm UK Holdings PLC
05/15/2026	6.875%	1,017,000	1,002,432
TransDigm, Inc.(a)
03/15/2026	6.250%	13,968,000	13,886,625
TransDigm, Inc.
06/15/2026	6.375%	5,628,000	5,525,228
11/15/2027	5.500%	1,244,000	1,172,434
Total			26,770,963
Airlines 2.4%
Air Canada(a)
08/15/2026	3.875%	3,955,000	3,618,723
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(a)
04/20/2026	5.500%	14,097,486	13,701,968
04/20/2029	5.750%	296,305	276,689
Hawaiian Brand Intellectual Property Ltd./Miles Loyalty Ltd.(a)
01/20/2026	5.750%	5,251,529	4,976,296
Mileage Plus Holdings LLC/Intellectual Property Assets Ltd.(a)
06/20/2027	6.500%	6,655,019	6,592,301
Spirit Loyalty Cayman Ltd.(a)
09/20/2025	8.000%	3,255,000	3,292,360
Total			32,458,337
Automotive 3.8%
American Axle & Manufacturing, Inc.
03/15/2026	6.250%	1,716,000	1,635,268
04/01/2027	6.500%	203,000	190,957
Clarios Global LP(a)
05/15/2025	6.750%	2,270,000	2,270,000
Ford Motor Co.
02/12/2032	3.250%	3,108,000	2,463,226
01/15/2043	4.750%	4,357,000	3,231,965
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ford Motor Credit Co. LLC
03/18/2024	5.584%	4,661,000	4,620,228
11/01/2024	4.063%	1,261,000	1,218,846
06/16/2025	5.125%	1,781,000	1,724,262
11/13/2025	3.375%	4,360,000	4,025,270
01/08/2026	4.389%	2,745,000	2,609,819
05/28/2027	4.950%	1,375,000	1,301,158
08/17/2027	4.125%	5,119,000	4,662,401
11/04/2027	7.350%	2,400,000	2,491,668
02/16/2028	2.900%	2,325,000	1,955,538
11/13/2030	4.000%	3,180,000	2,690,691
Goodyear Tire & Rubber Co. (The)
07/15/2029	5.000%	1,512,000	1,307,576
IAA Spinco, Inc.(a)
06/15/2027	5.500%	3,971,000	3,902,209
KAR Auction Services, Inc.(a)
06/01/2025	5.125%	5,162,000	5,051,054
Panther BF Aggregator 2 LP/Finance Co., Inc.(a)
05/15/2027	8.500%	4,347,000	4,261,650
Total			51,613,786
Brokerage/Asset Managers/Exchanges 1.8%
AG Issuer LLC(a)
03/01/2028	6.250%	117,000	109,290
AG TTMT Escrow Issuer LLC(a)
09/30/2027	8.625%	5,036,000	5,090,077
Hightower Holding LLC(a)
04/15/2029	6.750%	4,062,000	3,371,633
NFP Corp(a)
10/01/2030	7.500%	3,974,000	3,821,921
NFP Corp.(a)
08/15/2028	4.875%	4,122,000	3,591,600
08/15/2028	6.875%	10,440,000	8,831,513
Total			24,816,034
Building Materials 1.3%
American Builders & Contractors Supply Co., Inc.(a)
01/15/2028	4.000%	6,043,000	5,468,307
Beacon Roofing Supply, Inc.(a)
11/15/2026	4.500%	2,198,000	2,040,907
Interface, Inc.(a)
12/01/2028	5.500%	551,000	448,173
SRS Distribution, Inc.(a)
07/01/2028	4.625%	5,453,000	4,863,907
12/01/2029	6.000%	3,708,000	3,054,862
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia High Yield Bond Fund | Semiannual Report 2022

Portfolio of Investments  (continued)
November 30, 2022 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
White Cap Buyer LLC(a)
10/15/2028	6.875%	1,687,000	1,460,193
Total			17,336,349
Cable and Satellite 6.5%
CCO Holdings LLC/Capital Corp.(a)
06/01/2029	5.375%	6,200,000	5,625,346
03/01/2030	4.750%	11,138,000	9,592,423
08/15/2030	4.500%	4,484,000	3,777,671
02/01/2032	4.750%	4,106,000	3,431,560
CSC Holdings LLC(a)
01/15/2030	5.750%	2,571,000	1,751,172
12/01/2030	4.125%	1,315,000	1,006,504
02/15/2031	3.375%	17,826,000	12,851,342
DISH DBS Corp.
06/01/2029	5.125%	9,530,000	6,268,167
DISH Network Corp.(a)
11/15/2027	11.750%	2,641,000	2,714,348
Radiate Holdco LLC/Finance, Inc.(a)
09/15/2026	4.500%	5,652,000	4,631,825
09/15/2028	6.500%	6,960,000	3,831,227
Sirius XM Radio, Inc.(a)
09/01/2026	3.125%	3,338,000	3,019,356
07/01/2030	4.125%	6,167,000	5,203,831
Videotron Ltd.(a)
06/15/2029	3.625%	3,504,000	2,981,509
Virgin Media Finance PLC(a)
07/15/2030	5.000%	7,349,000	6,015,534
VZ Secured Financing BV(a)
01/15/2032	5.000%	7,667,000	6,340,362
Ziggo Bond Co. BV(a)
02/28/2030	5.125%	3,470,000	2,815,559
Ziggo BV(a)
01/15/2030	4.875%	7,741,000	6,578,833
Total			88,436,569
Chemicals 3.6%
Avient Corp.(a)
08/01/2030	7.125%	2,706,000	2,654,727
Axalta Coating Systems LLC(a)
02/15/2029	3.375%	2,346,000	1,921,493
Axalta Coating Systems LLC/Dutch Holding B BV(a)
06/15/2027	4.750%	2,767,000	2,535,293
Cheever Escrow Issuer LLC(a)
10/01/2027	7.125%	3,594,000	3,379,521
Element Solutions, Inc.(a)
09/01/2028	3.875%	5,917,000	5,062,399
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
HB Fuller Co.
10/15/2028	4.250%	3,105,000	2,765,924
Herens Holdco Sarl(a)
05/15/2028	4.750%	4,046,000	3,267,611
Illuminate Buyer LLC/Holdings IV, Inc.(a)
07/01/2028	9.000%	1,609,000	1,334,563
INEOS Quattro Finance 2 Plc(a)
01/15/2026	3.375%	814,000	722,617
Ingevity Corp.(a)
11/01/2028	3.875%	3,545,000	3,022,747
Innophos Holdings, Inc.(a)
02/15/2028	9.375%	3,244,000	3,182,265
Iris Holdings, Inc.(a),(b)
02/15/2026	8.750%	2,366,000	2,010,549
Olympus Water US Holding Corp.(a)
10/01/2028	4.250%	4,186,000	3,391,605
SPCM SA(a)
03/15/2027	3.125%	1,661,000	1,424,778
Unifrax Escrow Issuer Corp.(a)
09/30/2028	5.250%	1,671,000	1,380,439
09/30/2029	7.500%	939,000	627,791
WR Grace Holdings LLC(a)
06/15/2027	4.875%	5,928,000	5,311,064
08/15/2029	5.625%	6,296,000	5,188,465
Total			49,183,851
Construction Machinery 1.1%
H&E Equipment Services, Inc.(a)
12/15/2028	3.875%	10,696,000	9,248,824
Herc Holdings, Inc.(a)
07/15/2027	5.500%	2,032,000	1,900,568
Ritchie Bros. Auctioneers, Inc.(a)
01/15/2025	5.375%	3,498,000	3,450,612
Total			14,600,004
Consumer Cyclical Services 2.9%
APX Group, Inc.(a)
02/15/2027	6.750%	2,620,000	2,597,782
Arches Buyer, Inc.(a)
06/01/2028	4.250%	5,763,000	4,740,528
12/01/2028	6.125%	2,860,000	2,307,545
Match Group, Inc.(a)
12/15/2027	5.000%	1,031,000	967,311
06/01/2028	4.625%	2,144,000	1,934,946
02/15/2029	5.625%	1,076,000	996,349
Staples, Inc.(a)
04/15/2026	7.500%	2,462,000	2,195,905

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Semiannual Report 2022	7

Portfolio of Investments  (continued)
November 30, 2022 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Uber Technologies, Inc.(a)
05/15/2025	7.500%	10,010,000	10,076,875
08/15/2029	4.500%	15,143,000	13,191,243
Total			39,008,484
Consumer Products 1.3%
CD&R Smokey Buyer, Inc.(a)
07/15/2025	6.750%	4,844,000	4,329,363
Mattel, Inc.(a)
12/15/2027	5.875%	2,735,000	2,672,848
Newell Brands, Inc.
09/15/2027	6.375%	1,112,000	1,093,769
09/15/2029	6.625%	1,572,000	1,550,997
Prestige Brands, Inc.(a)
01/15/2028	5.125%	1,428,000	1,353,925
Scotts Miracle-Gro Co. (The)
04/01/2031	4.000%	1,865,000	1,430,564
Spectrum Brands, Inc.
07/15/2025	5.750%	2,076,000	2,050,647
Spectrum Brands, Inc.(a)
10/01/2029	5.000%	1,901,000	1,627,881
07/15/2030	5.500%	240,000	205,945
Tempur Sealy International, Inc.(a)
10/15/2031	3.875%	1,032,000	802,213
Total			17,118,152
Diversified Manufacturing 1.2%
Madison IAQ LLC(a)
06/30/2028	4.125%	3,229,000	2,792,330
06/30/2029	5.875%	2,861,000	2,099,302
Resideo Funding, Inc.(a)
09/01/2029	4.000%	3,127,000	2,475,980
Vertical Holdco GmbH(a)
07/15/2028	7.625%	566,000	470,060
Vertical US Newco, Inc.(a)
07/15/2027	5.250%	1,123,000	1,013,509
WESCO Distribution, Inc.(a)
06/15/2025	7.125%	3,201,000	3,241,115
06/15/2028	7.250%	4,147,000	4,203,354
Total			16,295,650
Electric 5.2%
Atlantica Sustainable Infrastructure PLC(a)
06/15/2028	4.125%	2,597,000	2,299,668
Clearway Energy Operating LLC(a)
03/15/2028	4.750%	4,159,000	3,880,697
02/15/2031	3.750%	10,800,000	9,116,765
01/15/2032	3.750%	5,451,000	4,381,030
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
FirstEnergy Corp.
11/15/2031	7.375%	1,042,000	1,172,472
FirstEnergy Corp.(c)
07/15/2047	5.100%	1,563,000	1,379,722
Leeward Renewable Energy Operations LLC(a)
07/01/2029	4.250%	5,183,000	4,324,478
NextEra Energy Operating Partners LP(a)
09/15/2027	4.500%	14,495,000	13,640,183
NRG Energy, Inc.(a)
06/15/2029	5.250%	9,490,000	8,749,266
02/15/2031	3.625%	2,553,000	2,055,795
Pattern Energy Operations LP/Inc.(a)
08/15/2028	4.500%	2,180,000	1,976,771
PG&E Corp.
07/01/2028	5.000%	1,985,000	1,811,888
TerraForm Power Operating LLC(a)
01/31/2028	5.000%	5,584,000	5,209,803
01/15/2030	4.750%	3,725,000	3,361,266
Vistra Operations Co. LLC(a)
09/01/2026	5.500%	1,147,000	1,109,736
02/15/2027	5.625%	2,638,000	2,551,227
07/31/2027	5.000%	1,538,000	1,440,430
05/01/2029	4.375%	2,730,000	2,441,917
Total			70,903,114
Environmental 1.1%
GFL Environmental, Inc.(a)
06/01/2025	4.250%	2,474,000	2,370,360
08/01/2025	3.750%	2,894,000	2,730,073
12/15/2026	5.125%	3,627,000	3,491,263
Waste Pro USA, Inc.(a)
02/15/2026	5.500%	7,108,000	6,561,304
Total			15,153,000
Finance Companies 1.7%
Navient Corp.
06/25/2025	6.750%	4,810,000	4,677,989
OneMain Finance Corp.
09/15/2030	4.000%	228,000	172,204
Provident Funding Associates LP/Finance Corp.(a)
06/15/2025	6.375%	5,305,000	4,685,481
Quicken Loans LLC/Co-Issuer, Inc.(a)
03/01/2029	3.625%	2,146,000	1,727,062
03/01/2031	3.875%	4,163,000	3,219,436
Rocket Mortgage LLC/Co-Issuer, Inc.(a)
10/15/2033	4.000%	10,010,000	7,357,298

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia High Yield Bond Fund | Semiannual Report 2022

Portfolio of Investments  (continued)
November 30, 2022 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Springleaf Finance Corp.
03/15/2024	6.125%	1,490,000	1,453,526
Total			23,292,996
Food and Beverage 2.2%
Darling Ingredients, Inc.(a)
04/15/2027	5.250%	3,562,000	3,474,655
06/15/2030	6.000%	2,566,000	2,513,864
FAGE International SA/USA Dairy Industry, Inc.(a)
08/15/2026	5.625%	11,764,000	10,782,695
Pilgrim’s Pride Corp.(a)
04/15/2031	4.250%	2,118,000	1,840,620
03/01/2032	3.500%	868,000	701,949
Post Holdings, Inc.(a)
03/01/2027	5.750%	2,444,000	2,383,374
01/15/2028	5.625%	1,020,000	972,960
04/15/2030	4.625%	2,626,000	2,305,314
Primo Water Holdings, Inc.(a)
04/30/2029	4.375%	2,749,000	2,369,718
Simmons Foods, Inc./Prepared Foods, Inc./Pet Food, Inc./Feed(a)
03/01/2029	4.625%	3,502,000	2,896,900
Total			30,242,049
Gaming 3.3%
Boyd Gaming Corp.
12/01/2027	4.750%	1,892,000	1,764,390
Boyd Gaming Corp.(a)
06/15/2031	4.750%	857,000	751,961
Colt Merger Sub, Inc.(a)
07/01/2025	5.750%	5,798,000	5,733,034
07/01/2025	6.250%	5,031,000	4,963,992
07/01/2027	8.125%	9,083,000	9,118,795
International Game Technology PLC(a)
02/15/2025	6.500%	1,151,000	1,158,062
04/15/2026	4.125%	1,892,000	1,780,563
Midwest Gaming Borrower LLC(a)
05/01/2029	4.875%	5,237,000	4,522,441
Penn National Gaming, Inc.(a)
07/01/2029	4.125%	2,071,000	1,706,611
Scientific Games Holdings LP/US FinCo, Inc.(a)
03/01/2030	6.625%	4,558,000	3,857,214
Scientific Games International, Inc.(a)
05/15/2028	7.000%	2,215,000	2,194,418
VICI Properties LP/Note Co., Inc.(a)
06/15/2025	4.625%	3,784,000	3,645,149
Wynn Las Vegas LLC/Capital Corp.(a)
03/01/2025	5.500%	1,427,000	1,372,059
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wynn Resorts Finance LLC/Capital Corp.(a)
04/15/2025	7.750%	1,430,000	1,431,616
Total			44,000,305
Health Care 6.0%
180 Medical, Inc.(a)
10/15/2029	3.875%	1,050,000	897,698
Acadia Healthcare Co., Inc.(a)
07/01/2028	5.500%	601,000	566,281
04/15/2029	5.000%	829,000	764,468
AdaptHealth LLC(a)
08/01/2029	4.625%	925,000	778,026
03/01/2030	5.125%	5,420,000	4,639,495
Avantor Funding, Inc.(a)
07/15/2028	4.625%	3,369,000	3,099,142
11/01/2029	3.875%	7,225,000	6,195,921
Catalent Pharma Solutions, Inc.(a)
04/01/2030	3.500%	2,930,000	2,417,297
Charles River Laboratories International, Inc.(a)
05/01/2028	4.250%	1,072,000	976,598
03/15/2029	3.750%	1,397,000	1,223,114
03/15/2031	4.000%	1,596,000	1,378,937
CHS/Community Health Systems, Inc.(a)
04/15/2029	6.875%	4,444,000	2,376,182
05/15/2030	5.250%	7,800,000	5,958,266
02/15/2031	4.750%	922,000	677,103
Indigo Merger Sub, Inc.(a)
07/15/2026	2.875%	1,595,000	1,443,511
Mozart Debt Merger Sub, Inc.(a)
10/01/2029	5.250%	2,525,000	2,058,368
Owens & Minor, Inc.(a)
03/31/2029	4.500%	1,685,000	1,379,102
04/01/2030	6.625%	2,245,000	1,993,478
RP Escrow Issuer LLC(a)
12/15/2025	5.250%	9,424,000	7,894,421
Select Medical Corp.(a)
08/15/2026	6.250%	5,661,000	5,478,183
Surgery Center Holdings, Inc.(a)
07/01/2025	6.750%	454,000	447,417
04/15/2027	10.000%	2,922,000	2,939,180
Teleflex, Inc.
11/15/2027	4.625%	3,130,000	2,958,081
Teleflex, Inc.(a)
06/01/2028	4.250%	946,000	878,372
Tenet Healthcare Corp.(a)
02/01/2027	6.250%	3,553,000	3,422,207
11/01/2027	5.125%	7,256,000	6,798,608
10/01/2028	6.125%	4,440,000	3,916,460
01/15/2030	4.375%	1,776,000	1,546,773

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Semiannual Report 2022	9

Portfolio of Investments  (continued)
November 30, 2022 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
06/15/2030	6.125%	2,352,000	2,229,516
US Acute Care Solutions LLC(a)
03/01/2026	6.375%	4,101,000	3,720,824
Total			81,053,029
Home Construction 0.5%
Meritage Homes Corp.(a)
04/15/2029	3.875%	1,930,000	1,635,516
Shea Homes LP/Funding Corp.
02/15/2028	4.750%	1,843,000	1,591,313
04/01/2029	4.750%	513,000	425,736
Taylor Morrison Communities, Inc./Holdings II(a)
03/01/2024	5.625%	2,745,000	2,721,079
Total			6,373,644
Independent Energy 5.7%
Apache Corp.
09/01/2040	5.100%	1,016,000	835,336
02/01/2042	5.250%	755,000	616,071
04/15/2043	4.750%	2,937,000	2,239,418
Callon Petroleum Co.
07/01/2026	6.375%	3,915,000	3,758,504
Callon Petroleum Co.(a)
08/01/2028	8.000%	1,453,000	1,434,052
06/15/2030	7.500%	1,504,000	1,414,600
CNX Resources Corp.(a)
01/15/2029	6.000%	2,593,000	2,439,032
Colgate Energy Partners III LLC(a)
07/01/2029	5.875%	4,943,000	4,546,864
Comstock Resources, Inc.(a)
03/01/2029	6.750%	1,886,000	1,825,168
CrownRock LP/Finance, Inc.(a)
05/01/2029	5.000%	1,378,000	1,269,314
Hilcorp Energy I LP/Finance Co.(a)
11/01/2028	6.250%	8,929,000	8,540,026
02/01/2029	5.750%	2,250,000	2,064,649
04/15/2030	6.000%	1,444,000	1,332,835
Matador Resources Co.
09/15/2026	5.875%	5,949,000	5,825,740
Occidental Petroleum Corp.
09/01/2030	6.625%	6,530,000	6,814,699
01/01/2031	6.125%	6,027,000	6,117,706
05/01/2031	7.500%	1,490,000	1,618,494
09/15/2036	6.450%	7,823,000	7,876,410
03/15/2046	6.600%	1,129,000	1,146,706
SM Energy Co.
07/15/2028	6.500%	6,017,000	5,866,994
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Southwestern Energy Co.
02/01/2032	4.750%	10,396,000	9,146,855
Total			76,729,473
Leisure 2.9%
Carnival Corp.(a)
03/01/2026	7.625%	1,763,000	1,483,162
03/01/2027	5.750%	5,805,000	4,316,375
Carnival Holdings Bermuda Ltd.(a)
05/01/2028	10.375%	2,405,000	2,491,247
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC(a)
05/01/2025	5.500%	4,476,000	4,460,907
Cinemark USA, Inc.(a)
03/15/2026	5.875%	7,484,000	6,547,825
Live Nation Entertainment, Inc.(a)
10/15/2027	4.750%	1,629,000	1,449,914
NCL Corp., Ltd.(a)
02/15/2027	5.875%	2,178,000	1,937,952
Royal Caribbean Cruises Ltd.(a)
06/01/2025	11.500%	2,619,000	2,807,441
07/01/2026	4.250%	5,787,000	4,796,597
08/31/2026	5.500%	7,959,000	6,902,372
07/15/2027	5.375%	1,748,000	1,450,785
Total			38,644,577
Lodging 0.2%
Hilton Domestic Operating Co., Inc.(a)
05/01/2025	5.375%	1,328,000	1,318,694
05/01/2028	5.750%	1,440,000	1,411,005
Total			2,729,699
Media and Entertainment 2.7%
Clear Channel International BV(a)
08/01/2025	6.625%	4,173,000	3,968,609
Clear Channel Outdoor Holdings, Inc.(a)
04/15/2028	7.750%	6,659,000	4,996,089
06/01/2029	7.500%	1,861,000	1,381,561
Clear Channel Worldwide Holdings, Inc.(a)
08/15/2027	5.125%	4,457,000	3,874,309
iHeartCommunications, Inc.
05/01/2026	6.375%	756,788	718,334
iHeartCommunications, Inc.(a)
08/15/2027	5.250%	3,902,000	3,477,453
Outfront Media Capital LLC/Corp.(a)
08/15/2027	5.000%	1,896,000	1,733,967
01/15/2029	4.250%	1,468,000	1,237,630
03/15/2030	4.625%	4,828,000	4,074,705

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia High Yield Bond Fund | Semiannual Report 2022

Portfolio of Investments  (continued)
November 30, 2022 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Playtika Holding Corp.(a)
03/15/2029	4.250%	5,803,000	4,704,305
Roblox Corp.(a)
05/01/2030	3.875%	4,511,000	3,690,893
Univision Communications, Inc.(a)
06/30/2030	7.375%	2,936,000	2,929,829
Total			36,787,684
Metals and Mining 3.4%
Allegheny Technologies, Inc.
10/01/2029	4.875%	1,139,000	974,645
10/01/2031	5.125%	4,832,000	4,126,384
Constellium SE(a)
06/15/2028	5.625%	2,534,000	2,324,590
04/15/2029	3.750%	14,087,000	11,554,593
Hudbay Minerals, Inc.(a)
04/01/2026	4.500%	5,530,000	5,078,670
04/01/2029	6.125%	13,088,000	11,770,139
Kaiser Aluminum Corp.(a)
06/01/2031	4.500%	5,121,000	4,321,354
Novelis Corp.(a)
11/15/2026	3.250%	2,802,000	2,516,691
01/30/2030	4.750%	2,560,000	2,310,864
08/15/2031	3.875%	1,421,000	1,169,614
Total			46,147,544
Midstream 5.0%
Cheniere Energy Partners LP
03/01/2031	4.000%	725,000	633,404
01/31/2032	3.250%	6,837,000	5,563,414
CNX Midstream Partners LP(a)
04/15/2030	4.750%	3,589,000	3,003,094
DCP Midstream Operating LP
04/01/2044	5.600%	3,189,000	3,001,221
Delek Logistics Partners LP/Finance Corp.
05/15/2025	6.750%	4,005,000	3,915,246
EQM Midstream Partners LP(a)
07/01/2025	6.000%	4,666,000	4,587,503
06/01/2027	7.500%	1,178,000	1,189,089
07/01/2027	6.500%	2,315,000	2,284,723
01/15/2029	4.500%	2,593,000	2,277,712
EQM Midstream Partners LP
07/15/2028	5.500%	1,860,000	1,724,516
07/15/2048	6.500%	5,911,000	4,612,941
Holly Energy Partners LP/Finance Corp.(a)
04/15/2027	6.375%	1,769,000	1,732,773
02/01/2028	5.000%	4,181,000	3,808,475
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NuStar Logistics LP
10/01/2025	5.750%	2,046,000	1,997,860
06/01/2026	6.000%	2,535,000	2,457,984
04/28/2027	5.625%	6,524,000	6,195,048
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	5,843,000	5,068,808
Venture Global Calcasieu Pass LLC(a)
08/15/2029	3.875%	4,898,000	4,272,358
08/15/2031	4.125%	7,668,000	6,615,450
11/01/2033	3.875%	4,167,000	3,391,263
Total			68,332,882
Oil Field Services 0.9%
Nabors Industries Ltd.(a)
01/15/2028	7.500%	1,604,000	1,466,129
Nabors Industries, Inc.(a)
05/15/2027	7.375%	1,330,000	1,297,908
Transocean Sentry Ltd.(a)
05/15/2023	5.375%	9,173,467	9,085,038
Total			11,849,075
Other REIT 1.5%
Blackstone Mortgage Trust, Inc.(a)
01/15/2027	3.750%	4,756,000	4,186,421
Ladder Capital Finance Holdings LLLP/Corp.(a)
02/01/2027	4.250%	8,519,000	7,434,989
06/15/2029	4.750%	1,676,000	1,380,996
Park Intermediate Holdings LLC/Domestic Property/Finance Co-Issuer(a)
10/01/2028	5.875%	1,957,000	1,812,313
Park Intermediate Holdings LLC/PK Domestic Property LLC/Finance Co-Issuer(a)
05/15/2029	4.875%	1,286,000	1,099,547
RLJ Lodging Trust LP(a)
07/01/2026	3.750%	1,903,000	1,737,865
Service Properties Trust
03/15/2024	4.650%	1,517,000	1,467,197
10/01/2024	4.350%	704,000	656,852
Total			19,776,180
Packaging 1.7%
Ardagh Metal Packaging Finance USA LLC/PLC(a)
06/15/2027	6.000%	1,311,000	1,280,103
09/01/2029	4.000%	7,374,000	5,946,683
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
04/30/2025	5.250%	2,283,000	2,203,463
08/15/2026	4.125%	2,762,000	2,432,219
BWAY Holding Co.(a)
04/15/2024	5.500%	2,428,000	2,393,754
Canpack SA/US LLC(a)
11/15/2029	3.875%	6,176,000	4,865,544

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Semiannual Report 2022	11

Portfolio of Investments  (continued)
November 30, 2022 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Trivium Packaging Finance BV(a)
08/15/2026	5.500%	3,440,000	3,229,391
Total			22,351,157
Pharmaceuticals 1.7%
1375209 BC Ltd.(a)
01/30/2028	9.000%	240,000	235,710
Bausch Health Companies, Inc.(a)
02/01/2027	6.125%	3,105,000	2,063,302
06/01/2028	4.875%	4,466,000	2,736,194
09/30/2028	11.000%	428,000	329,905
10/15/2030	14.000%	85,000	47,805
Endo Dac/Finance LLC/Finco, Inc.(a),(d)
06/30/2028	0.000%	1,684,000	78,805
Grifols Escrow Issuer SA(a)
10/15/2028	4.750%	2,601,000	2,175,803
Jazz Securities DAC(a)
01/15/2029	4.375%	1,990,000	1,789,867
Organon Finance 1 LLC(a)
04/30/2028	4.125%	8,273,000	7,444,618
04/30/2031	5.125%	6,662,000	5,910,860
Total			22,812,869
Property & Casualty 3.0%
Alliant Holdings Intermediate LLC/Co-Issuer(a)
10/15/2027	4.250%	2,588,000	2,330,707
10/15/2027	6.750%	6,770,000	6,241,215
11/01/2029	5.875%	2,548,000	2,177,902
AssuredPartners, Inc.(a)
08/15/2025	7.000%	3,791,000	3,651,505
01/15/2029	5.625%	3,448,000	2,929,458
BroadStreet Partners, Inc.(a)
04/15/2029	5.875%	6,070,000	5,154,573
GTCR AP Finance, Inc.(a)
05/15/2027	8.000%	1,239,000	1,201,953
HUB International Ltd.(a)
05/01/2026	7.000%	7,070,000	6,989,748
12/01/2029	5.625%	4,780,000	4,205,179
MGIC Investment Corp.
08/15/2028	5.250%	460,000	421,048
Radian Group, Inc.
03/15/2025	6.625%	179,000	177,446
03/15/2027	4.875%	1,061,000	959,835
USI, Inc.(a)
05/01/2025	6.875%	4,898,000	4,817,629
Total			41,258,198
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Restaurants 0.9%
1011778 BC ULC/New Red Finance, Inc.(a)
04/15/2025	5.750%	2,265,000	2,262,481
Fertitta Entertainment LLC/Finance Co., Inc.(a)
01/15/2029	4.625%	1,120,000	988,624
01/15/2030	6.750%	2,566,000	2,159,280
IRB Holding Corp.(a)
06/15/2025	7.000%	2,830,000	2,837,951
Yum! Brands, Inc.
04/01/2032	5.375%	3,550,000	3,285,161
Total			11,533,497
Retailers 1.7%
Asbury Automotive Group, Inc.(a)
11/15/2029	4.625%	1,088,000	949,225
02/15/2032	5.000%	1,087,000	919,233
Group 1 Automotive, Inc.(a)
08/15/2028	4.000%	2,345,000	2,002,519
L Brands, Inc.(a)
07/01/2025	9.375%	745,000	787,239
10/01/2030	6.625%	3,925,000	3,679,245
L Brands, Inc.
06/15/2029	7.500%	735,000	737,328
LCM Investments Holdings II LLC(a)
05/01/2029	4.875%	4,393,000	3,700,280
Lithia Motors, Inc.(a)
01/15/2031	4.375%	1,665,000	1,408,848
Penske Automotive Group, Inc.
09/01/2025	3.500%	859,000	816,970
PetSmart, Inc./Finance Corp.(a)
02/15/2028	4.750%	7,727,000	7,058,267
Wolverine World Wide, Inc.(a)
08/15/2029	4.000%	1,783,000	1,347,342
Total			23,406,496
Supermarkets 0.2%
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
03/15/2026	7.500%	1,874,000	1,921,107
SEG Holding LLC/Finance Corp.(a)
10/15/2028	5.625%	759,000	720,291
Total			2,641,398
Technology 7.3%
Black Knight InfoServ LLC(a)
09/01/2028	3.625%	7,212,000	6,484,445
Boxer Parent Co., Inc.(a)
10/02/2025	7.125%	897,000	875,476
03/01/2026	9.125%	546,000	522,070

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia High Yield Bond Fund | Semiannual Report 2022

Portfolio of Investments  (continued)
November 30, 2022 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Camelot Finance SA(a)
11/01/2026	4.500%	2,158,000	2,046,897
Clarivate Science Holdings Corp.(a)
07/01/2028	3.875%	4,129,000	3,704,223
07/01/2029	4.875%	5,282,000	4,524,038
Condor Merger Sub, Inc.(a)
02/15/2030	7.375%	2,596,000	2,147,204
Entegris Escrow Corp.(a)
04/15/2029	4.750%	3,522,000	3,186,244
06/15/2030	5.950%	4,088,000	3,848,633
Gartner, Inc.(a)
07/01/2028	4.500%	1,500,000	1,411,550
06/15/2029	3.625%	1,678,000	1,470,899
HealthEquity, Inc.(a)
10/01/2029	4.500%	4,486,000	3,929,964
Helios Software Holdings, Inc.(a)
05/01/2028	4.625%	4,210,000	3,218,380
ION Trading Technologies Sarl(a)
05/15/2028	5.750%	4,281,000	3,482,689
Iron Mountain, Inc.(a)
09/15/2027	4.875%	3,207,000	3,016,954
Logan Merger Sub, Inc.(a)
09/01/2027	5.500%	8,896,000	5,204,332
Minerva Merger Sub, Inc.(a)
02/15/2030	6.500%	6,639,000	4,962,301
NCR Corp.(a)
10/01/2028	5.000%	3,605,000	3,135,957
04/15/2029	5.125%	7,628,000	6,562,859
10/01/2030	5.250%	232,000	196,027
Neptune Bidco US, Inc.(a)
04/15/2029	9.290%	2,196,000	2,114,600
Picard Midco, Inc.(a)
03/31/2029	6.500%	2,464,000	2,155,006
PTC, Inc.(a)
02/15/2025	3.625%	723,000	687,865
02/15/2028	4.000%	1,043,000	951,755
Sabre GLBL, Inc.(a),(e)
12/15/2027	11.250%	495,000	507,586
Sensata Technologies BV(a)
09/01/2030	5.875%	2,567,000	2,450,066
Shift4 Payments LLC/Finance Sub, Inc.(a)
11/01/2026	4.625%	6,350,000	6,001,328
Switch Ltd.(a)
09/15/2028	3.750%	1,314,000	1,338,638
06/15/2029	4.125%	3,706,000	3,782,455
Synaptics, Inc.(a)
06/15/2029	4.000%	3,175,000	2,697,776
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Tempo Acquisition LLC/Finance Corp.(a)
06/01/2025	5.750%	1,447,000	1,436,710
Verscend Escrow Corp.(a)
08/15/2026	9.750%	4,487,000	4,492,369
ZoomInfo Technologies LLC/Finance Corp.(a)
02/01/2029	3.875%	8,250,000	6,977,054
Total			99,524,350
Wireless 2.6%
Altice France Holding SA(a)
02/15/2028	6.000%	4,642,000	3,141,223
Altice France SA(a)
07/15/2029	5.125%	10,389,000	8,062,851
10/15/2029	5.500%	1,785,000	1,409,700
Sprint Capital Corp.
11/15/2028	6.875%	9,886,000	10,473,726
03/15/2032	8.750%	2,390,000	2,857,575
Vmed O2 UK Financing I PLC(a)
01/31/2031	4.250%	5,525,000	4,434,431
07/15/2031	4.750%	6,483,000	5,312,321
Total			35,691,827
Wirelines 1.8%
Front Range BidCo, Inc.(a)
03/01/2027	4.000%	5,033,000	3,606,550
Frontier Communications Holdings LLC(a)
10/15/2027	5.875%	2,525,000	2,402,238
05/15/2030	8.750%	3,053,000	3,157,431
Iliad Holding SAS(a)
10/15/2026	6.500%	9,821,000	9,361,447
10/15/2028	7.000%	6,316,000	5,963,175
Total			24,490,841
Total Corporate Bonds & Notes (Cost $1,374,754,235)			1,233,364,063

Foreign Government Obligations(f) 0.5%

Canada 0.5%
NOVA Chemicals Corp.(a)
06/01/2027	5.250%	6,476,000	5,833,396
05/15/2029	4.250%	1,218,000	1,024,225
Total			6,857,621
Total Foreign Government Obligations (Cost $7,615,421)			6,857,621

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Semiannual Report 2022	13

Portfolio of Investments  (continued)
November 30, 2022 (Unaudited)
Senior Loans 2.9%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Cyclical Services 0.6%
8th Avenue Food & Provisions, Inc.(g),(h)
1st Lien Term Loan
1-month USD LIBOR + 3.500% 10/01/2025	7.821%	5,846,263	4,925,477
2nd Lien Term Loan
1-month USD LIBOR + 7.750% 10/01/2026	11.821%	3,441,442	2,710,135
Total			7,635,612
Health Care 0.2%
Surgery Center Holdings, Inc.(g),(h)
Term Loan
1-month USD LIBOR + 3.750% Floor 0.750% 08/31/2026	7.630%	2,930,632	2,872,020
Media and Entertainment 0.9%
Cengage Learning, Inc.(g),(h)
Tranche B 1st Lien Term Loan
1-month USD LIBOR + 4.750% Floor 1.000% 07/14/2026	7.814%	13,552,539	12,420,903
Technology 1.2%
Applied Systems, Inc.(g),(h)
1st Lien Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 09/19/2024	6.674%	1,747,800	1,740,844
Ascend Learning LLC(g),(h)
1st Lien Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 12/11/2028	7.571%	3,147,218	2,973,239
2nd Lien Term Loan
1-month USD LIBOR + 5.750% Floor 0.500% 12/10/2029	9.821%	1,886,000	1,598,385
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
DCert Buyer, Inc.(g),(h)
2nd Lien Term Loan
1-month USD LIBOR + 7.000% 02/19/2029	11.696%	2,702,000	2,447,012
Epicore Software Corp.(g),(h)
2nd Lien Term Loan
1-month USD LIBOR + 7.750% Floor 1.000% 07/31/2028	11.821%	1,039,000	1,024,714
UKG, Inc.(g),(h)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 05/04/2026	7.821%	1,835,240	1,785,542
1-month USD LIBOR + 3.250% Floor 0.500% 05/04/2026	6.998%	1,888,577	1,821,683
2nd Lien Term Loan
1-month USD LIBOR + 5.250% Floor 0.500% 05/03/2027	8.998%	3,669,000	3,357,135
Total			16,748,554
Total Senior Loans (Cost $42,784,155)			39,677,089

Money Market Funds 3.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 3.989%(i),(j)	42,822,161	42,805,032
Total Money Market Funds (Cost $42,813,603)		42,805,032
Total Investments in Securities (Cost: $1,484,876,948)		1,335,069,760
Other Assets & Liabilities, Net		19,364,774
Net Assets		1,354,434,534

Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At November 30, 2022, the total value of these securities amounted to $1,049,119,452, which represents 77.46% of total net assets.
(b)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(c)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of November 30, 2022.
(d)	Represents a security in default.
(e)	Represents a security purchased on a when-issued basis.
(f)	Principal and interest may not be guaranteed by a governmental entity.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia High Yield Bond Fund | Semiannual Report 2022

Portfolio of Investments  (continued)
November 30, 2022 (Unaudited)
Notes to Portfolio of Investments  (continued)
(g)	The stated interest rate represents the weighted average interest rate at November 30, 2022 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the LIBOR and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities. Generally, the Fund is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.
(h)	Variable rate security. The interest rate shown was the current rate as of November 30, 2022.
(i)	The rate shown is the seven-day current annualized yield at November 30, 2022.
(j)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the period ended November 30, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 3.989%
	58,145,865	203,506,290	(218,847,123)	—	42,805,032	(5,657)	471,229	42,822,161
Abbreviation Legend
LIBOR	London Interbank Offered Rate
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Semiannual Report 2022	15

Portfolio of Investments  (continued)
November 30, 2022 (Unaudited)
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at November 30, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Convertible Bonds	—	12,365,955	—	12,365,955
Corporate Bonds & Notes	—	1,233,364,063	—	1,233,364,063
Foreign Government Obligations	—	6,857,621	—	6,857,621
Senior Loans	—	39,677,089	—	39,677,089
Money Market Funds	42,805,032	—	—	42,805,032
Total Investments in Securities	42,805,032	1,292,264,728	—	1,335,069,760
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia High Yield Bond Fund | Semiannual Report 2022

Statement of Assets and Liabilities
November 30, 2022 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,442,063,345)	$1,292,264,728
Affiliated issuers (cost $42,813,603)	42,805,032
Cash	94,049
Receivable for:
Investments sold	3,470,070
Capital shares sold	7,277,694
Dividends	138,145
Interest	19,777,463
Foreign tax reclaims	12,731
Expense reimbursement due from Investment Manager	1,714
Prepaid expenses	16,398
Trustees’ deferred compensation plan	515
Other assets	21,704
Total assets	1,365,880,243
Liabilities
Payable for:
Investments purchased	1,898,983
Investments purchased on a delayed delivery basis	485,763
Capital shares purchased	2,099,811
Distributions to shareholders	6,613,611
Management services fees	23,314
Distribution and/or service fees	3,782
Transfer agent fees	89,497
Compensation of board members	173,386
Compensation of chief compliance officer	134
Other expenses	56,913
Trustees’ deferred compensation plan	515
Total liabilities	11,445,709
Net assets applicable to outstanding capital stock	$1,354,434,534
Represented by
Paid in capital	1,553,879,470
Total distributable earnings (loss)	(199,444,936)
Total - representing net assets applicable to outstanding capital stock	$1,354,434,534
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Semiannual Report 2022	17

Statement of Assets and Liabilities  (continued)
November 30, 2022 (Unaudited)
Class A
Net assets	$481,600,542
Shares outstanding	46,419,004
Net asset value per share	$10.38
Maximum sales charge	4.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$10.90
Advisor Class
Net assets	$91,509,541
Shares outstanding	8,769,331
Net asset value per share	$10.44
Class C
Net assets	$11,759,017
Shares outstanding	1,140,389
Net asset value per share	$10.31
Institutional Class
Net assets	$142,280,218
Shares outstanding	13,724,393
Net asset value per share	$10.37
Institutional 2 Class
Net assets	$36,856,882
Shares outstanding	3,564,757
Net asset value per share	$10.34
Institutional 3 Class
Net assets	$577,222,559
Shares outstanding	55,733,193
Net asset value per share	$10.36
Class R
Net assets	$13,205,775
Shares outstanding	1,268,991
Net asset value per share	$10.41
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia High Yield Bond Fund | Semiannual Report 2022

Statement of Operations
Six Months Ended November 30, 2022 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$143,507
Dividends — affiliated issuers	471,229
Interest	41,171,012
Interfund lending	1,658
Total income	41,787,406
Expenses:
Management services fees	4,443,737
Distribution and/or service fees
Class A	618,292
Class C	64,111
Class R	33,639
Transfer agent fees
Class A	337,159
Advisor Class	62,453
Class C	8,732
Institutional Class	102,681
Institutional 2 Class	11,383
Institutional 3 Class	19,646
Class R	9,172
Compensation of board members	7,304
Custodian fees	11,520
Printing and postage fees	39,052
Registration fees	65,462
Audit fees	20,165
Legal fees	15,306
Compensation of chief compliance officer	133
Other	16,095
Total expenses	5,886,042
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(260,114)
Fees waived by transfer agent
Institutional 3 Class	(13,204)
Expense reduction	(1,520)
Total net expenses	5,611,204
Net investment income	36,176,202
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(44,763,389)
Investments — affiliated issuers	(5,657)
Net realized loss	(44,769,046)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(35,833,631)
Net change in unrealized appreciation (depreciation)	(35,833,631)
Net realized and unrealized loss	(80,602,677)
Net decrease in net assets resulting from operations	$(44,426,475)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Semiannual Report 2022	19

Statement of Changes in Net Assets
	Six Months Ended November 30, 2022 (Unaudited)	Year Ended May 31, 2022
Operations
Net investment income	$36,176,202	$74,484,263
Net realized gain (loss)	(44,769,046)	18,622,436
Net change in unrealized appreciation (depreciation)	(35,833,631)	(170,625,643)
Net decrease in net assets resulting from operations	(44,426,475)	(77,518,944)
Distributions to shareholders
Net investment income and net realized gains
Class A	(12,651,169)	(26,900,181)
Advisor Class	(2,458,597)	(4,891,897)
Class C	(279,060)	(630,748)
Institutional Class	(4,032,048)	(9,121,949)
Institutional 2 Class	(1,043,163)	(3,075,117)
Institutional 3 Class	(16,525,134)	(36,819,268)
Class R	(327,129)	(665,906)
Total distributions to shareholders	(37,316,300)	(82,105,066)
Decrease in net assets from capital stock activity	(105,502,096)	(115,305,465)
Total decrease in net assets	(187,244,871)	(274,929,475)
Net assets at beginning of period	1,541,679,405	1,816,608,880
Net assets at end of period	$1,354,434,534	$1,541,679,405
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia High Yield Bond Fund | Semiannual Report 2022

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	November 30, 2022 (Unaudited)		May 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	4,785,237	49,444,329	10,827,069	128,054,269
Distributions reinvested	1,183,327	12,205,348	2,204,155	25,955,268
Redemptions	(8,041,170)	(83,164,026)	(16,690,545)	(196,638,272)
Net decrease	(2,072,606)	(21,514,349)	(3,659,321)	(42,628,735)
Advisor Class
Subscriptions	756,482	7,875,834	1,828,617	21,812,220
Distributions reinvested	233,824	2,426,490	408,710	4,833,407
Redemptions	(1,020,293)	(10,625,848)	(1,869,692)	(22,072,873)
Net increase (decrease)	(29,987)	(323,524)	367,635	4,572,754
Class C
Subscriptions	78,895	813,564	198,211	2,338,402
Distributions reinvested	26,289	269,473	52,647	616,414
Redemptions	(273,314)	(2,810,375)	(445,364)	(5,183,343)
Net decrease	(168,130)	(1,727,338)	(194,506)	(2,228,527)
Institutional Class
Subscriptions	1,517,253	15,768,491	5,608,078	65,644,478
Distributions reinvested	367,013	3,782,832	733,909	8,626,894
Redemptions	(4,382,036)	(45,221,981)	(6,061,963)	(70,700,133)
Net increase (decrease)	(2,497,770)	(25,670,658)	280,024	3,571,239
Institutional 2 Class
Subscriptions	1,365,389	14,325,969	1,833,656	21,408,900
Distributions reinvested	101,234	1,040,199	256,601	3,030,537
Redemptions	(1,303,991)	(13,184,770)	(5,554,423)	(64,914,775)
Net increase (decrease)	162,632	2,181,398	(3,464,166)	(40,475,338)
Institutional 3 Class
Subscriptions	1,253,576	13,210,851	5,482,439	63,837,305
Distributions reinvested	1,551,099	15,973,482	3,022,342	35,510,537
Redemptions	(8,443,720)	(87,128,930)	(12,051,510)	(137,909,489)
Net decrease	(5,639,045)	(57,944,597)	(3,546,729)	(38,561,647)
Class R
Subscriptions	87,317	904,395	568,721	6,746,419
Distributions reinvested	31,445	325,397	55,393	653,095
Redemptions	(165,782)	(1,732,820)	(592,042)	(6,954,725)
Net increase (decrease)	(47,020)	(503,028)	32,072	444,789
Total net decrease	(10,291,926)	(105,502,096)	(10,184,991)	(115,305,465)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Semiannual Report 2022	21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A(c)
Six Months Ended 11/30/2022 (Unaudited)	$10.95	0.26	(0.56)	(0.30)	(0.27)	—	(0.27)
Year Ended 5/31/2022	$12.03	0.48	(1.03)	(0.55)	(0.49)	(0.04)	(0.53)
Year Ended 5/31/2021	$11.19	0.52	0.85	1.37	(0.53)	—	(0.53)
Year Ended 5/31/2020	$11.44	0.56	(0.25)	0.31	(0.56)	—	(0.56)
Year Ended 5/31/2019	$11.39	0.56	0.05	0.61	(0.56)	—	(0.56)
Year Ended 5/31/2018	$11.92	0.56	(0.57)	(0.01)	(0.52)	—	(0.52)
Advisor Class(c)
Six Months Ended 11/30/2022 (Unaudited)	$11.01	0.27	(0.56)	(0.29)	(0.28)	—	(0.28)
Year Ended 5/31/2022	$12.10	0.51	(1.04)	(0.53)	(0.52)	(0.04)	(0.56)
Year Ended 5/31/2021	$11.26	0.55	0.85	1.40	(0.56)	—	(0.56)
Year Ended 5/31/2020	$11.50	0.60	(0.24)	0.36	(0.60)	—	(0.60)
Year Ended 5/31/2019	$11.46	0.60	0.04	0.64	(0.60)	—	(0.60)
Year Ended 5/31/2018	$11.99	0.56	(0.53)	0.03	(0.56)	—	(0.56)
Class C(c)
Six Months Ended 11/30/2022 (Unaudited)	$10.88	0.22	(0.56)	(0.34)	(0.23)	—	(0.23)
Year Ended 5/31/2022	$11.96	0.39	(1.03)	(0.64)	(0.40)	(0.04)	(0.44)
Year Ended 5/31/2021	$11.13	0.43	0.84	1.27	(0.44)	—	(0.44)
Year Ended 5/31/2020	$11.36	0.48	(0.23)	0.25	(0.48)	—	(0.48)
Year Ended 5/31/2019	$11.32	0.48	0.04	0.52	(0.48)	—	(0.48)
Year Ended 5/31/2018	$11.84	0.44	(0.52)	(0.08)	(0.44)	—	(0.44)
Institutional Class(c)
Six Months Ended 11/30/2022 (Unaudited)	$10.94	0.27	(0.56)	(0.29)	(0.28)	—	(0.28)
Year Ended 5/31/2022	$12.02	0.51	(1.03)	(0.52)	(0.52)	(0.04)	(0.56)
Year Ended 5/31/2021	$11.19	0.54	0.85	1.39	(0.56)	—	(0.56)
Year Ended 5/31/2020	$11.43	0.60	(0.24)	0.36	(0.60)	—	(0.60)
Year Ended 5/31/2019	$11.38	0.60	0.05	0.65	(0.60)	—	(0.60)
Year Ended 5/31/2018	$11.91	0.56	(0.53)	0.03	(0.56)	—	(0.56)
Institutional 2 Class(c)
Six Months Ended 11/30/2022 (Unaudited)	$10.91	0.27	(0.56)	(0.29)	(0.28)	—	(0.28)
Year Ended 5/31/2022	$11.99	0.52	(1.03)	(0.51)	(0.53)	(0.04)	(0.57)
Year Ended 5/31/2021	$11.16	0.55	0.85	1.40	(0.57)	—	(0.57)
Year Ended 5/31/2020	$11.39	0.60	(0.23)	0.37	(0.60)	—	(0.60)
Year Ended 5/31/2019	$11.35	0.60	0.04	0.64	(0.60)	—	(0.60)
Year Ended 5/31/2018	$11.88	0.56	(0.53)	0.03	(0.56)	—	(0.56)
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia High Yield Bond Fund | Semiannual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A(c)
Six Months Ended 11/30/2022 (Unaudited)	$10.38	(2.73%)	1.04%(d)	1.00%(d),(e)	4.95%(d)	18%	$481,601
Year Ended 5/31/2022	$10.95	(4.78%)	1.02%	1.00%(e)	4.03%	47%	$530,844
Year Ended 5/31/2021	$12.03	12.35%	1.03%	1.01%(e)	4.39%	58%	$627,451
Year Ended 5/31/2020	$11.19	2.82%	1.04%	1.03%(e)	4.86%	59%	$617,031
Year Ended 5/31/2019	$11.44	5.47%	1.04%	1.04%(e)	4.93%	41%	$692,138
Year Ended 5/31/2018	$11.39	0.10%	1.03%	1.03%(e)	4.60%	49%	$778,978
Advisor Class(c)
Six Months Ended 11/30/2022 (Unaudited)	$10.44	(2.58%)	0.79%(d)	0.75%(d),(e)	5.20%(d)	18%	$91,510
Year Ended 5/31/2022	$11.01	(4.58%)	0.77%	0.75%(e)	4.29%	47%	$96,886
Year Ended 5/31/2021	$12.10	12.89%	0.78%	0.76%(e)	4.63%	58%	$102,028
Year Ended 5/31/2020	$11.26	3.08%	0.79%	0.78%(e)	5.11%	59%	$98,512
Year Ended 5/31/2019	$11.50	5.36%	0.79%	0.79%(e)	5.17%	41%	$88,582
Year Ended 5/31/2018	$11.46	0.37%	0.78%	0.78%(e)	4.89%	49%	$112,377
Class C(c)
Six Months Ended 11/30/2022 (Unaudited)	$10.31	(3.13%)	1.79%(d)	1.75%(d),(e)	4.19%(d)	18%	$11,759
Year Ended 5/31/2022	$10.88	(5.54%)	1.77%	1.75%(e)	3.28%	47%	$14,237
Year Ended 5/31/2021	$11.96	11.66%	1.78%	1.76%(e)	3.65%	58%	$17,974
Year Ended 5/31/2020	$11.13	2.03%	1.79%	1.78%(e)	4.12%	59%	$26,532
Year Ended 5/31/2019	$11.36	4.68%	1.79%	1.79%(e)	4.17%	41%	$34,097
Year Ended 5/31/2018	$11.32	(0.68%)	1.78%	1.78%(e)	3.85%	49%	$65,568
Institutional Class(c)
Six Months Ended 11/30/2022 (Unaudited)	$10.37	(2.61%)	0.79%(d)	0.75%(d),(e)	5.19%(d)	18%	$142,280
Year Ended 5/31/2022	$10.94	(4.55%)	0.77%	0.75%(e)	4.28%	47%	$177,452
Year Ended 5/31/2021	$12.02	12.54%	0.78%	0.76%(e)	4.63%	58%	$191,648
Year Ended 5/31/2020	$11.19	3.07%	0.79%	0.78%(e)	5.11%	59%	$171,521
Year Ended 5/31/2019	$11.43	5.73%	0.79%	0.79%(e)	5.17%	41%	$174,135
Year Ended 5/31/2018	$11.38	0.35%	0.78%	0.78%(e)	4.84%	49%	$242,148
Institutional 2 Class(c)
Six Months Ended 11/30/2022 (Unaudited)	$10.34	(2.59%)	0.72%(d)	0.68%(d)	5.27%(d)	18%	$36,857
Year Ended 5/31/2022	$10.91	(4.51%)	0.70%	0.68%	4.30%	47%	$37,114
Year Ended 5/31/2021	$11.99	12.74%	0.71%	0.69%	4.70%	58%	$82,319
Year Ended 5/31/2020	$11.16	3.14%	0.72%	0.71%	5.15%	59%	$95,933
Year Ended 5/31/2019	$11.39	5.82%	0.71%	0.71%	5.23%	41%	$77,805
Year Ended 5/31/2018	$11.35	0.40%	0.71%	0.71%	4.92%	49%	$136,612
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Semiannual Report 2022	23

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class(c)
Six Months Ended 11/30/2022 (Unaudited)	$10.93	0.28	(0.56)	(0.28)	(0.29)	—	(0.29)
Year Ended 5/31/2022	$12.01	0.52	(1.03)	(0.51)	(0.53)	(0.04)	(0.57)
Year Ended 5/31/2021	$11.17	0.55	0.86	1.41	(0.57)	—	(0.57)
Year Ended 5/31/2020	$11.41	0.60	(0.24)	0.36	(0.60)	—	(0.60)
Year Ended 5/31/2019	$11.37	0.60	0.04	0.64	(0.60)	—	(0.60)
Year Ended 5/31/2018	$11.90	0.60	(0.53)	0.07	(0.60)	—	(0.60)
Class R(c)
Six Months Ended 11/30/2022 (Unaudited)	$10.98	0.25	(0.57)	(0.32)	(0.25)	—	(0.25)
Year Ended 5/31/2022	$12.07	0.45	(1.04)	(0.59)	(0.46)	(0.04)	(0.50)
Year Ended 5/31/2021	$11.23	0.49	0.85	1.34	(0.50)	—	(0.50)
Year Ended 5/31/2020	$11.47	0.52	(0.24)	0.28	(0.52)	—	(0.52)
Year Ended 5/31/2019	$11.43	0.52	0.04	0.56	(0.52)	—	(0.52)
Year Ended 5/31/2018	$11.96	0.52	(0.53)	(0.01)	(0.52)	—	(0.52)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Per share amounts have been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
(d)	Annualized.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia High Yield Bond Fund | Semiannual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class(c)
Six Months Ended 11/30/2022 (Unaudited)	$10.36	(2.56%)	0.66%(d)	0.63%(d)	5.31%(d)	18%	$577,223
Year Ended 5/31/2022	$10.93	(4.44%)	0.65%	0.63%	4.40%	47%	$670,696
Year Ended 5/31/2021	$12.01	12.99%	0.67%	0.64%	4.70%	58%	$779,695
Year Ended 5/31/2020	$11.17	3.19%	0.66%	0.66%	5.23%	59%	$323,763
Year Ended 5/31/2019	$11.41	5.87%	0.66%	0.66%	5.29%	41%	$385,410
Year Ended 5/31/2018	$11.37	0.45%	0.66%	0.66%	4.99%	49%	$475,135
Class R(c)
Six Months Ended 11/30/2022 (Unaudited)	$10.41	(2.83%)	1.29%(d)	1.25%(d),(e)	4.70%(d)	18%	$13,206
Year Ended 5/31/2022	$10.98	(5.07%)	1.27%	1.25%(e)	3.79%	47%	$14,451
Year Ended 5/31/2021	$12.07	12.05%	1.28%	1.26%(e)	4.13%	58%	$15,494
Year Ended 5/31/2020	$11.23	2.57%	1.29%	1.28%(e)	4.61%	59%	$13,930
Year Ended 5/31/2019	$11.47	5.21%	1.29%	1.29%(e)	4.68%	41%	$19,019
Year Ended 5/31/2018	$11.43	(0.14%)	1.28%	1.28%(e)	4.36%	49%	$22,450
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Semiannual Report 2022	25

Notes to Financial Statements
November 30, 2022 (Unaudited)
Note 1. Organization
Columbia High Yield Bond Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
26	Columbia High Yield Bond Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. For convertible securities, premiums attributable to the conversion feature are not amortized.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
Columbia High Yield Bond Fund | Semiannual Report 2022	27

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
28	Columbia High Yield Bond Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (ETFs); Fee Information in Investment Company Advertisements. The rule and form amendments will require mutual funds and ETFs to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format. The rule amendments will require that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments will become effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.66% to 0.40% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended November 30, 2022 was 0.63% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to
Columbia High Yield Bond Fund | Semiannual Report 2022	29

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, prior to October 1, 2022, Institutional 3 Class shares were subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to that share class.
For the six months ended November 30, 2022, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.14
Advisor Class	0.14
Class C	0.14
Institutional Class	0.14
Institutional 2 Class	0.06
Institutional 3 Class	0.00
Class R	0.14
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended November 30, 2022, these minimum account balance fees reduced total expenses of the Fund by $1,520.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $6,285,000 for Class C shares. This amount is based on the most recent information available as of September 30, 2022, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
30	Columbia High Yield Bond Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended November 30, 2022, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	4.75	0.50 - 1.00(a)	46,447
Class C	—	1.00(b)	1,746

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through September 30, 2023
Class A	1.00%
Advisor Class	0.75
Class C	1.75
Institutional Class	0.75
Institutional 2 Class	0.68
Institutional 3 Class	0.63
Class R	1.25
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Reflected in the contractual cap commitment, prior to October 1, 2022, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.00% for Institutional 3 Class of the average daily net assets attributable to that share class. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
Columbia High Yield Bond Fund | Semiannual Report 2022	31

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
At November 30, 2022, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
1,484,877,000	2,353,000	(152,160,000)	(149,807,000)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at May 31, 2022, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code.
No expiration short-term ($)	No expiration long-term ($)	Total ($)
(2,476,724)	—	(2,476,724)
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $242,726,576 and $331,335,501, respectively, for the six months ended November 30, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the six months ended November 30, 2022 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	2,042,857	4.13	7
32	Columbia High Yield Bond Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at November 30, 2022.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the six months ended November 30, 2022.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to
Columbia High Yield Bond Fund | Semiannual Report 2022	33

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At November 30, 2022, affiliated shareholders of record owned 66.6% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
34	Columbia High Yield Bond Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia High Yield Bond Fund | Semiannual Report 2022	35

 Approval of Management Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia High Yield Bond Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in November 2021 and March, April and June 2022, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses to written requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 23, 2022 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
36	Columbia High Yield Bond Fund | Semiannual Report 2022

Approval of Management Agreement  (continued)
(Unaudited)
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2022 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided. The Board also considered added personnel and resources obtained by Columbia Threadneedle through Ameriprise Financial’s acquisition of BMO Financial Group’s Europe, Middle East, and Africa (EMEA) asset management business.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2021 in the performance of administrative services, and noted the various enhancements anticipated for 2022. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Columbia High Yield Bond Fund | Semiannual Report 2022	37

Approval of Management Agreement  (continued)
(Unaudited)
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by the Investment Manager and discussed differences in how the products are managed and operated, thus explaining many of the differences in fees.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2021 the Board had considered 2020 profitability and that the 2022 information showed that the profitability generated by the Investment Manager in 2021 increased from 2020 levels, due to a variety of factors, including the increased assets under management of the Funds. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
38	Columbia High Yield Bond Fund | Semiannual Report 2022

Approval of Management Agreement  (continued)
(Unaudited)
On June 23, 2022, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
Columbia High Yield Bond Fund | Semiannual Report 2022	39

Columbia High Yield Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR160_05_N01_(01/23)

Semiannual Report
November 30, 2022 (Unaudited)
Columbia Quality Income Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Quality Income Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Quality Income Fund  |  Semiannual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with current income as its primary objective and, as its secondary objective, preservation of capital.
Portfolio management
Jason Callan
Co-Portfolio Manager
Managed Fund since 2009
Tom Heuer, CFA
Co-Portfolio Manager
Managed Fund since 2010
Ryan Osborn, CFA
Co-Portfolio Manager
Managed Fund since 2019
Average annual total returns (%) (for the period ended November 30, 2022)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	02/14/02	-8.46	-16.85	-0.89	0.55
	Including sales charges		-11.21	-19.34	-1.50	0.25
Advisor Class		11/08/12	-8.35	-16.64	-0.61	0.80
Class C	Excluding sales charges	02/14/02	-8.78	-17.48	-1.60	-0.20
	Including sales charges		-9.69	-18.29	-1.60	-0.20
Institutional Class		09/27/10	-8.35	-16.65	-0.61	0.80
Institutional 2 Class		11/08/12	-8.30	-16.56	-0.52	0.89
Institutional 3 Class*		10/01/14	-8.27	-16.51	-0.47	0.88
Class R*		03/01/16	-8.58	-17.03	-1.11	0.28
Bloomberg U.S. Mortgage-Backed Securities Index			-4.45	-11.50	-0.38	0.80
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg U.S. Mortgage-Backed Securities Index is composed of all mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Quality Income Fund | Semiannual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at November 30, 2022)
Asset-Backed Securities — Non-Agency	8.8
Commercial Mortgage-Backed Securities - Agency	2.3
Commercial Mortgage-Backed Securities - Non-Agency	7.1
Money Market Funds	6.2
Options Purchased Calls	1.0
Residential Mortgage-Backed Securities - Agency	60.5
Residential Mortgage-Backed Securities - Non-Agency	14.1
Total	100.0
Percentages indicated are based upon total investments including options purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at November 30, 2022)
AAA rating	68.4
AA rating	4.2
A rating	6.1
BBB rating	9.9
BB rating	2.6
B rating	2.9
CCC rating	0.1
Not rated	5.8
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia Quality Income Fund | Semiannual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
June 1, 2022 — November 30, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	915.40	1,020.46	4.42	4.66	0.92
Advisor Class	1,000.00	1,000.00	916.50	1,021.71	3.22	3.40	0.67
Class C	1,000.00	1,000.00	912.20	1,016.70	8.01	8.44	1.67
Institutional Class	1,000.00	1,000.00	916.50	1,021.71	3.22	3.40	0.67
Institutional 2 Class	1,000.00	1,000.00	917.00	1,022.16	2.79	2.94	0.58
Institutional 3 Class	1,000.00	1,000.00	917.30	1,022.41	2.55	2.69	0.53
Class R	1,000.00	1,000.00	914.20	1,019.20	5.61	5.92	1.17
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Quality Income Fund | Semiannual Report 2022	5

Portfolio of Investments
November 30, 2022 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 11.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Apidos CLO XXVIII(a),(b)
Series 2017-28A Class B
3-month USD LIBOR + 1.700% Floor 1.700% 01/20/2031	5.943%	8,000,000	7,554,288
Carlyle Global Market Strategies CLO Ltd.(a),(b)
Series 2013-3A Class BR
3-month USD LIBOR + 1.700% Floor 1.700% 10/15/2030	5.779%	6,750,000	6,243,838
Series 2013-4A Class BRR
3-month USD LIBOR + 1.420% Floor 1.420% 01/15/2031	5.499%	14,725,000	14,001,428
Consumer Underlying Bond Securitization(a)
Series 2018-1 Class B
02/17/2026	6.170%	2,125,964	2,125,042
LendingPoint Asset Securitization Trust(a)
Subordinated Series 2021-A Class B
12/15/2028	1.460%	8,750,000	8,579,507
Madison Park Funding XVIII Ltd.(a),(b)
Series 2015-18A Class CRR
3-month USD LIBOR + 1.900% Floor 1.900% 10/21/2030	4.632%	17,075,000	16,017,716
OZLM Funding IV Ltd.(a),(b)
Series 2013-4A Class D2R
3-month USD LIBOR + 7.250% Floor 7.250% 10/22/2030	11.575%	2,750,000	2,317,285
OZLM XI Ltd.(a),(b)
Series 2015-11A Class A2R
3-month USD LIBOR + 1.750% 10/30/2030	6.165%	7,000,000	6,710,522
Pagaya AI Debt Selection Trust(a)
Series 2021-1 Class A
11/15/2027	1.180%	1,492,423	1,464,561
Series 2021-1 Class B
11/15/2027	2.130%	8,846,353	7,962,971
Series 2021-2 Class NOTE
01/25/2029	3.000%	4,745,868	4,410,674
Series 2021-5 Class A
08/15/2029	1.530%	5,290,323	5,086,692
Subordinated Series 2021-3 Class B
05/15/2029	1.740%	4,549,752	4,130,084
Pagaya AI Debt Trust(a)
Subordinated Series 2022-1 Class B
10/15/2029	3.344%	9,998,678	8,811,543
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PAGAYA AI Debt Trust(a)
Subordinated Series 2022-3 Class B
03/15/2030	8.050%	5,000,000	4,857,165
Palmer Square Loan Funding Ltd.(a),(b)
Series 2020-4A Class D
3-month USD LIBOR + 7.050% Floor 7.050% 11/25/2028	11.807%	3,000,000	2,830,692
Series 2021-4A Class B
3-month USD LIBOR + 1.750% Floor 1.750% 10/15/2029	5.829%	12,000,000	11,290,680
Redding Ridge Asset Management Ltd.(a),(b)
Series 2018-4A Class D
3-month USD LIBOR + 5.850% 04/15/2030	9.929%	7,000,000	5,875,359
Research-Driven Pagaya Motor Asset Trust IV(a)
Series 2021-2A Class A
03/25/2030	2.650%	5,707,952	5,014,719
RR 1 LLC(a),(b)
Series 2017-1A Class A2B
3-month USD LIBOR + 1.600% Floor 1.600% 07/15/2035	5.679%	7,800,000	7,453,969
RR 3 Ltd.(a),(b)
Series 2014-14A Class A2R2
3-month USD LIBOR + 1.400% Floor 1.400% 01/15/2030	5.479%	6,500,000	6,279,624
Sound Point IV-R CLO Ltd.(a),(b)
Series 2013-3RA Class B
3-month USD LIBOR + 1.750% Floor 1.750% 04/18/2031	5.944%	10,000,000	9,393,270
Theorem Funding Trust(a)
Subordinated Series 2021-1A Class B
12/15/2027	1.840%	4,000,000	3,702,670
Subordinated Series 2022-1A Class B
02/15/2028	3.100%	5,670,000	5,329,512
Upstart Pass-Through Trust(a)
Series 2021-ST1 Class A
02/20/2027	2.750%	2,164,040	2,054,791
Series 2021-ST8 Class A
10/20/2029	1.750%	5,480,559	5,081,583
Series 2021-ST9 Class A
11/20/2029	1.700%	4,205,690	3,957,190
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Quality Income Fund | Semiannual Report 2022

Portfolio of Investments  (continued)
November 30, 2022 (Unaudited)
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Upstart Securitization Trust(a)
Subordinated Series 2021-2 Class B
06/20/2031	1.750%	4,000,000	3,793,244
Total Asset-Backed Securities — Non-Agency (Cost $184,565,930)			172,330,619

Commercial Mortgage-Backed Securities - Agency 3.0%

Federal National Mortgage Association(c)
Series 2017-M15 Class ATS2
11/25/2027	3.212%	13,446,469	12,722,180
Federal National Mortgage Association
Series 2017-T1 Class A
06/25/2027	2.898%	17,890,988	16,835,189
FRESB Mortgage Trust(c)
Series 2018-SB45 Class A10F (FHLMC)
11/25/2027	3.160%	7,618,867	7,195,584
Government National Mortgage Association(c),(d)
Series 2019-102 Class IB
03/16/2060	0.834%	13,047,223	768,270
Series 2019-109 Class IO
04/16/2060	0.804%	24,517,611	1,413,269
Series 2019-118 Class IO
06/16/2061	0.811%	19,793,612	989,146
Series 2019-131 Class IO
07/16/2061	0.802%	25,485,224	1,440,219
Series 2019-134 Class IO
08/16/2061	0.652%	17,470,017	795,399
Series 2019-139 Class IO
11/16/2061	0.651%	19,914,679	921,225
Series 2020-19 Class IO
12/16/2061	0.699%	19,572,726	1,063,316
Series 2020-3 Class IO
02/16/2062	0.624%	19,508,243	946,524
Total Commercial Mortgage-Backed Securities - Agency (Cost $62,252,975)			45,090,321

Commercial Mortgage-Backed Securities - Non-Agency 9.3%

BBCMS Trust(a),(b)
Subordinated Series 2018-BXH Class E
1-month USD LIBOR + 2.250% Floor 2.250% 10/15/2037	6.125%	4,490,000	4,174,456
BHMS Mortgage Trust(a),(b)
Series 2018-ATLS Class A
1-month USD LIBOR + 1.250% Floor 1.250% 07/15/2035	5.126%	10,000,000	9,624,971
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Braemar Hotels & Resorts Trust(a),(b)
Subordinated Series 2018-PRME Class D
1-month USD LIBOR + 1.800% Floor 1.925% 06/15/2035	5.676%	6,500,000	6,214,574
BX Trust(a),(b)
Series 2018-GW Class D
1-month USD LIBOR + 1.770% Floor 1.770% 05/15/2037	5.645%	3,830,000	3,647,679
Series 2018-GW Class E
1-month USD LIBOR + 1.970% Floor 1.970% 05/15/2035	5.845%	7,000,000	6,658,807
BX Trust(a)
Series 2019-OC11 Class E
12/09/2041	4.076%	2,450,000	1,905,017
Credit Suisse Mortgage Capital Certificates OA LLC(a)
Subordinated Series 2014-USA Class E
09/15/2037	4.373%	10,400,000	6,862,789
Subordinated Series 2014-USA Class F
09/15/2037	4.373%	4,050,000	2,121,567
Extended Stay America Trust(a),(b)
Series 2021-ESH Class D
1-month USD LIBOR + 2.250% Floor 2.250% 07/15/2038	6.125%	5,857,154	5,549,289
Hilton USA Trust(a),(c)
Series 2016-HHV Class D
11/05/2038	4.333%	8,395,000	7,306,437
Series 2016-HHV Class F
11/05/2038	4.333%	15,500,000	13,123,555
Hilton USA Trust(a)
Subordinated Series 2016-SFP Class D
11/05/2035	4.927%	5,000,000	4,565,884
Subordinated Series 2016-SFP Class F
11/05/2035	6.155%	8,700,000	8,022,899
Home Partners of America Trust(a)
Subordinated Series 2021-2 Class B
12/17/2026	2.302%	19,469,027	16,627,453
JPMorgan Chase Commercial Mortgage Securities Trust(a),(b)
Subordinated Series 2021-HTL5 Class D
1-month USD LIBOR + 2.515% Floor 2.515% 11/15/2038	6.390%	6,990,000	6,395,038
Morgan Stanley Capital I Trust(a),(c)
Series 2019-MEAD Class D
11/10/2036	3.283%	5,500,000	4,767,230

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Semiannual Report 2022	7

Portfolio of Investments  (continued)
November 30, 2022 (Unaudited)
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Progress Residential Trust(a)
Series 2019-SFR4 Class E
10/17/2036	3.435%	11,000,000	10,396,683
Series 2020-SFR1 Class E
04/17/2037	3.032%	8,000,000	7,202,858
Subordinated Series 2019-SFR3 Class E
09/17/2036	3.369%	5,000,000	4,677,319
Subordinated Series 2019-SFR3 Class F
09/17/2036	3.867%	2,604,000	2,438,545
Wells Fargo Commercial Mortgage Trust(a),(b)
Series 2021-FCMT Class D
1-month USD LIBOR + 3.500% Floor 3.500% 05/15/2031	7.375%	6,225,000	5,887,696
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $150,529,846)			138,170,746

Residential Mortgage-Backed Securities - Agency 79.2%

Federal Home Loan Mortgage Corp.
10/01/2024- 06/01/2039	5.000%	2,446,008	2,519,880
06/01/2030	5.500%	1,578,069	1,597,981
05/01/2036	2.000%	6,458,988	5,828,924
08/01/2041	4.500%	1,888,509	1,895,352
03/01/2042- 11/01/2046	3.500%	35,412,910	33,340,947
11/01/2043- 08/01/2052	3.000%	55,875,466	49,980,528
08/01/2044- 07/01/2052	4.000%	41,723,708	40,151,486
02/01/2051	2.500%	23,709,459	20,575,646
Federal Home Loan Mortgage Corp.(b),(d)
CMO Series 264 Class S1
-1.0 x 1-month USD LIBOR + 5.950% Cap 5.950% 07/15/2042	2.077%	3,474,127	363,901
CMO Series 318 Class S1
-1.0 x 1-month USD LIBOR + 5.950% Cap 5.950% 11/15/2043	2.077%	5,057,698	538,617
CMO Series 4286 Class NS
-1.0 x 1-month USD LIBOR + 5.900% Cap 5.900% 12/15/2043	2.027%	2,148,469	284,240
CMO Series 4594 Class SA
-1.0 x 1-month USD LIBOR + 5.950% Cap 5.950% 06/15/2046	2.077%	4,469,734	530,059
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 4935 Class JS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 12/25/2049	2.034%	7,953,746	990,007
CMO Series 4965 Class KS
1-month USD LIBOR + 5.850% Cap 5.850% 04/25/2050	1.834%	5,855,025	586,898
CMO Series 4987 Class KS
-1.0 x 1-month USD LIBOR + 6.080% Cap 6.080% 06/25/2050	2.064%	12,734,166	1,872,366
CMO Series 4993 Class MS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 07/25/2050	2.034%	16,185,798	2,459,604
CMO STRIPS Series 309 Class S4
-1.0 x 1-month USD LIBOR + 5.970% Cap 5.970% 08/15/2043	2.097%	4,772,604	489,274
CMO STRIPS Series 326 Class S1
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 03/15/2044	2.127%	1,718,853	176,801
Federal Home Loan Mortgage Corp.(d)
CMO Series 304 Class C69
12/15/2042	4.000%	1,384,955	269,608
CMO Series 4122 Class JI
12/15/2040	4.000%	90,268	724
CMO Series 4139 Class CI
05/15/2042	3.500%	2,108,941	203,787
CMO Series 4147 Class CI
01/15/2041	3.500%	1,203,860	59,660
CMO Series 4148 Class BI
02/15/2041	4.000%	27,491	80
CMO Series 4177 Class IY
03/15/2043	4.000%	3,819,623	626,152
CMO Series 4215 Class IL
07/15/2041	3.500%	373,286	17,848
Federal Home Loan Mortgage Corp.(c),(d)
CMO Series 4068 Class GI
09/15/2036	0.000%	2,933,218	152,232
CMO Series 4107 Class KS
06/15/2038	0.000%	2,712,487	84,546

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Quality Income Fund | Semiannual Report 2022

Portfolio of Investments  (continued)
November 30, 2022 (Unaudited)
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 4620 Class AS
11/15/2042	0.000%	4,275,784	193,179
Federal Home Loan Mortgage Corp. REMICS(b),(d)
CMO Series 4983 Class SY
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 05/25/2050	2.084%	14,628,119	1,677,050
Federal Home Loan Mortgage Corp. REMICS(d)
CMO Series 5105 Class ID
05/25/2051	3.000%	21,362,508	4,068,996
Federal National Mortgage Association
07/01/2023	6.000%	9,377	9,348
11/01/2034- 07/01/2048	3.500%	52,762,871	49,909,941
02/01/2035- 12/01/2040	5.000%	10,499,766	10,784,945
03/01/2036- 08/01/2041	4.500%	8,781,061	8,783,909
06/01/2036- 05/01/2051	2.000%	136,107,862	113,777,458
09/01/2036	6.500%	1,410,999	1,482,477
04/01/2037- 05/01/2051	2.500%	64,184,448	57,072,427
02/01/2041- 08/01/2052	4.000%	49,249,848	47,221,761
11/01/2046- 08/01/2050	3.000%	84,699,582	76,255,300
CMO Series 2017-72 Class B
09/25/2047	3.000%	5,296,421	4,833,560
Federal National Mortgage Association(b),(d)
CMO Series 2005-74 Class NI
-1.0 x 1-month USD LIBOR + 6.080% Cap 6.080% 05/25/2035	2.064%	5,703,900	162,148
CMO Series 2007-54 Class DI
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 06/25/2037	2.084%	4,804,197	493,622
CMO Series 2013-97 Class SB
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 06/25/2032	2.514%	1,217,528	23,033
CMO Series 2014-93 Class ES
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 01/25/2045	2.134%	7,562,703	901,584
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2016-101 Class SK
-1.0 x 1-month USD LIBOR + 5.950% Cap 5.950% 01/25/2047	1.934%	15,362,623	1,857,851
CMO Series 2016-37 Class SA
-1.0 x 1-month USD LIBOR + 5.850% Cap 5.850% 06/25/2046	1.834%	9,767,377	1,189,863
CMO Series 2016-42 Class SB
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 07/25/2046	1.984%	13,770,552	1,697,463
CMO Series 2017-3 Class SA
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 02/25/2047	1.984%	11,375,823	1,308,725
CMO Series 2017-51 Class SC
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 07/25/2047	2.134%	9,424,072	1,105,357
CMO Series 2017-72 Class S
-1.0 x 1-month USD LIBOR + 3.950% Cap 2.750% 09/25/2047	0.364%	29,791,358	1,275,857
CMO Series 2017-90 Class SP
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 11/25/2047	2.134%	6,998,080	798,034
CMO Series 2019-33 Class SB
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 07/25/2049	2.034%	19,605,251	2,232,564
CMO Series 2019-57 Class AS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 10/25/2049	2.034%	11,892,224	1,264,897
CMO Series 2019-77 Class SP
-1.0 x 1-month USD LIBOR + 5.950% Cap 5.950% 01/25/2050	1.934%	15,820,444	1,884,028

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Semiannual Report 2022	9

Portfolio of Investments  (continued)
November 30, 2022 (Unaudited)
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2020-40 Class LS
-1.0 x 1-month USD LIBOR + 6.080% Cap 6.080% 06/25/2050	2.064%	17,425,689	2,684,542
Federal National Mortgage Association(c),(d)
CMO Series 2006-5 Class N1
08/25/2034	0.000%	3,008,403	30
Federal National Mortgage Association(d)
CMO Series 2012-129 Class IC
01/25/2041	3.500%	1,497,905	72,256
CMO Series 2012-133 Class EI
07/25/2031	3.500%	417,207	9,249
CMO Series 2012-134 Class AI
07/25/2040	3.500%	719,849	14,354
CMO Series 2012-144 Class HI
07/25/2042	3.500%	1,952,124	208,737
CMO Series 2013-1 Class AI
02/25/2043	3.500%	1,747,334	243,706
CMO Series 2013-16
01/25/2040	3.500%	1,508,972	52,072
CMO Series 2013-6 Class MI
02/25/2040	3.500%	50,254	24
CMO Series 2020-55 Class MI
08/25/2050	2.500%	20,254,662	3,186,905
CMO Series 417 Class C4
02/25/2043	3.500%	6,872,714	1,356,524
Federal National Mortgage Association REMICS(d)
CMO Series 2021-13 Class IO
03/25/2051	3.000%	15,547,637	2,848,517
CMO Series 2021-54 Class LI
04/25/2049	2.500%	22,161,157	2,958,060
Government National Mortgage Association
12/15/2031- 02/15/2032	6.500%	140,670	145,326
01/15/2039- 08/20/2040	5.000%	4,815,932	4,951,464
04/20/2051- 05/20/2051	2.500%	79,500,211	68,334,525
Government National Mortgage Association(e)
04/20/2048	4.500%	7,598,346	7,551,517
Government National Mortgage Association(d)
CMO Series 2012-121 Class PI
09/16/2042	4.500%	3,062,366	479,447
CMO Series 2012-129 Class AI
08/20/2037	3.000%	795,224	10,866
CMO Series 2014-131 Class EI
09/16/2039	4.000%	5,333,262	495,493
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2015-175 Class AI
10/16/2038	3.500%	12,170,952	1,220,168
CMO Series 2020-129 Class YI
09/20/2050	2.500%	25,206,047	3,273,252
CMO Series 2020-138 Class IN
09/20/2050	2.500%	13,509,724	2,002,487
CMO Series 2020-138 Class JI
09/20/2050	2.500%	30,112,434	3,993,586
CMO Series 2020-142 Class GI
09/20/2050	3.000%	9,233,066	1,300,040
CMO Series 2020-175 Class KI
11/20/2050	2.500%	21,344,593	2,984,450
CMO Series 2020-191 Class TI
12/20/2050	2.500%	10,425,403	1,300,794
CMO Series 2020-191 Class UC
12/20/2050	4.000%	18,869,122	2,967,413
CMO Series 2021-1 Class IB
01/20/2051	2.500%	21,798,950	2,849,692
CMO Series 2021-111 Class AI
06/20/2051	2.500%	20,047,731	2,614,140
CMO Series 2021-119 Class LI
07/20/2051	3.000%	22,554,109	3,526,351
CMO Series 2021-122 Class HI
11/20/2050	2.500%	18,870,065	2,676,413
CMO Series 2021-142 Class IX
08/20/2051	2.500%	25,281,505	3,649,512
CMO Series 2021-146 Class IK
08/20/2051	3.500%	23,296,692	3,958,949
CMO Series 2021-158 Class VI
09/20/2051	3.000%	18,865,345	3,065,007
CMO Series 2021-159 Class IP
09/20/2051	3.000%	14,660,499	2,171,092
CMO Series 2021-175 Class IJ
10/20/2051	3.000%	25,260,545	3,929,945
CMO Series 2021-27 Class IN
02/20/2051	2.500%	13,169,737	1,691,489
CMO Series 2021-67 Class GI
04/20/2051	3.000%	21,774,567	3,270,601
CMO Series 2021-8 Class BI
01/20/2051	2.500%	19,357,968	3,041,894
CMO Series 2021-8 Class IO
01/20/2051	3.000%	39,628,620	6,074,120

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Quality Income Fund | Semiannual Report 2022

Portfolio of Investments  (continued)
November 30, 2022 (Unaudited)
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Government National Mortgage Association(b),(d)
CMO Series 2014-131 Class BS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 09/16/2044	2.313%	10,244,436	1,496,481
CMO Series 2017-170 Class QS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 11/20/2047	2.261%	6,914,456	673,930
CMO Series 2018-1 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 01/20/2048	2.261%	8,463,064	838,952
CMO Series 2018-105 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 08/20/2048	2.261%	6,357,616	549,842
CMO Series 2018-139 Class KS
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 10/20/2048	2.211%	4,008,409	372,147
CMO Series 2018-147 Class SA
1-month USD LIBOR + 6.200% Cap 6.200% 10/20/2048	2.261%	10,719,925	1,029,169
CMO Series 2018-155 Class LS
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 11/20/2048	2.211%	8,358,822	831,607
CMO Series 2018-21 Class WS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 02/20/2048	2.261%	7,679,701	895,025
CMO Series 2018-40 Class SC
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 03/20/2048	2.261%	4,945,307	449,669
CMO Series 2018-63 Class HS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 04/20/2048	2.261%	5,476,776	511,721
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-94 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 05/20/2048	2.261%	7,518,215	876,865
CMO Series 2018-97 Class MS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 07/20/2048	2.261%	6,459,468	581,123
CMO Series 2019-117 Class SA
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 09/20/2049	2.161%	14,543,149	1,621,075
CMO Series 2019-119 Class GS
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 09/20/2049	2.161%	8,206,928	690,555
CMO Series 2019-120 Class SA
-1.0 x 1-month USD LIBOR + 3.400% Cap 3.400% 09/20/2049	0.000%	19,398,072	518,483
CMO Series 2019-21 Class SH
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 02/20/2049	2.111%	7,297,601	589,244
CMO Series 2019-23 Class SQ
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 02/20/2049	2.111%	7,147,760	943,659
CMO Series 2019-43 Class SE
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 04/20/2049	2.161%	13,697,270	1,354,450
CMO Series 2019-52 Class AS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 04/16/2049	2.163%	16,093,158	2,893,854
CMO Series 2019-92 Class SD
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 07/20/2049	2.161%	17,879,943	2,031,047

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Semiannual Report 2022	11

Portfolio of Investments  (continued)
November 30, 2022 (Unaudited)
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2020-104 Class SA
-1.0 x 1-month USD LIBOR + 6.200% 07/20/2050	2.261%	13,332,596	1,558,514
CMO Series 2020-125 Class AS
-1.0 x 1-month USD LIBOR + 6.250% Cap 6.250% 08/20/2050	2.311%	20,426,446	2,343,800
CMO Series 2020-125 Class SD
-1.0 x 1-month USD LIBOR + 6.250% Cap 6.250% 08/20/2050	2.311%	14,395,373	1,689,889
CMO Series 2021-161 Class SM
-1.0 x 1-month USD LIBOR + 6.300% Cap 6.300% 09/20/2051	2.361%	22,361,976	2,803,373
CMO Series 2021-193 Class ES
30-day Average SOFR + 1.700% 11/20/2051	0.000%	163,728,004	931,514
CMO Series 2021-46 Class SE
-1.0 x 1-month USD LIBOR + 6.300% Cap 6.300% 03/20/2051	2.361%	25,562,625	2,783,675
Government National Mortgage Association TBA(f)
12/20/2052	3.000%	47,000,000	42,444,518
12/20/2052	4.000%	30,000,000	28,634,765
12/20/2052	5.500%	31,000,000	31,367,659
Uniform Mortgage-Backed Security TBA(f)
12/15/2037- 12/13/2052	3.000%	67,000,000	61,311,232
12/13/2052	2.000%	25,000,000	20,590,820
12/13/2052	3.500%	87,500,000	80,089,844
12/13/2052	4.500%	115,000,000	111,927,344
12/13/2052	5.000%	57,000,000	56,715,000
Total Residential Mortgage-Backed Securities - Agency (Cost $1,287,834,218)			1,179,968,379

Residential Mortgage-Backed Securities - Non-Agency 18.5%

Ajax Mortgage Loan Trust(a),(c)
CMO Series 2021-B Class A
06/25/2066	2.239%	5,446,863	4,982,679
Bellemeade Re Ltd.(a),(b)
CMO Series 2019-1A Class M1B
1-month USD LIBOR + 1.750% Floor 1.750% 03/25/2029	5.794%	321,806	321,240
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-3A Class M1C
1-month USD LIBOR + 1.950% Floor 1.950% 07/25/2029	5.994%	6,299,000	6,230,205
CMO Series 2019-4A Class M1C
1-month USD LIBOR + 2.500% Floor 2.500% 10/25/2029	6.544%	4,587,081	4,575,921
BVRT Financing Trust(a),(b),(g)
CMO Series 2021-3F Class M2
30-day Average SOFR + 2.900% Floor 2.900% 07/12/2033	4.187%	10,000,000	10,000,000
BVRT Financing Trust(a),(b),(g),(h)
CMO Series 2021-CRT1 Class M3
1-month USD LIBOR + 2.750% Floor 3.000% 01/10/2033	3.000%	9,412,224	8,949,614
CHNGE Mortgage Trust(a),(c)
CMO Series 2022-2 Class A1
03/25/2067	3.757%	7,907,558	7,294,637
CIM Trust(a),(c)
CMO Series 2021-NR1 Class A1
07/25/2055	2.569%	4,088,358	3,835,492
CMO Series 2021-NR4 Class A1
10/25/2061	2.816%	3,539,022	3,240,082
Citigroup Mortgage Loan Trust, Inc.(a),(c)
CMO Series 2009-11 Class 1A2
02/25/2037	2.448%	292,024	274,517
CMO Series 2014-A Class B2
01/25/2035	5.480%	813,550	761,107
Citigroup Mortgage Loan Trust, Inc.(a)
CMO Series 2015-RP2 Class B2
01/25/2053	4.250%	3,238,113	3,035,438
Connecticut Avenue Securities Trust(a),(b)
CMO Series 2019-HRP1 Class M2
1-month USD LIBOR + 2.150% 11/25/2039	6.166%	2,815,486	2,711,346
CMO Series 2020-R01 Class 1M2
1-month USD LIBOR + 2.050% 01/25/2040	6.066%	2,567,664	2,522,730
CMO Series 2022-R02 Class 2M2
30-day Average SOFR + 3.000% 01/25/2042	6.521%	10,000,000	9,260,134
Subordinated CMO Series 2019-R01 Class 2B1
1-month USD LIBOR + 4.350% 07/25/2031	8.366%	11,290,000	10,980,969
Subordinated CMO Series 2022-R01 Class 1B2
30-day Average SOFR + 6.000% 12/25/2041	9.521%	7,000,000	5,938,852

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Quality Income Fund | Semiannual Report 2022

Portfolio of Investments  (continued)
November 30, 2022 (Unaudited)
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CSMC Trust(a),(c)
CMO Series 2021-JR2 Class A1
11/25/2061	2.215%	3,305,025	3,104,577
CMO Series 2022-NQM1 Class A3
11/25/2066	2.675%	5,543,169	4,309,814
Freddie Mac STACR REMIC Trust(a),(b)
Subordinated CMO Series 2021-DNA5 Class B2
30-day Average SOFR + 5.500% 01/25/2034	9.021%	7,000,000	5,350,673
Freddie Mac Structured Agency Credit Risk Debt Notes(a),(b)
CMO Series 2020-HQA5 Class M2
30-day Average SOFR + 2.600% 11/25/2050	6.121%	7,429,412	7,343,444
Subordinated CMO Series 2022-DNA2 Class B1
30-day Average SOFR + 4.750% 02/25/2042	8.271%	7,500,000	6,707,788
GCAT LLC(a),(c)
CMO Series 2021-CM1 Class A1
04/25/2065	1.469%	2,520,967	2,380,739
Glebe Funding Trust (The)(a),(g)
CMO Series 2021-1 Class PT
10/27/2023	3.000%	6,664,658	5,998,192
Imperial Fund Mortgage Trust(a),(c)
CMO Series 2021-NQM4 Class A3
01/25/2057	2.450%	8,448,631	6,387,766
Legacy Mortgage Asset Trust(a),(c)
CMO Series 2021-GS1 Class A1
10/25/2066	1.892%	4,435,197	3,827,789
Loan Revolving Advance Investment Trust(a),(b),(g),(h)
CMO Series 2021-2 Class A1X
1-month USD LIBOR + 2.750% Floor 2.750% 06/30/2023	6.623%	4,096,951	4,096,951
Mortgage Acquisition Trust I LLC(a),(g)
CMO Series 2021-1 Class PT
11/29/2023	3.500%	4,986,390	4,261,805
New Residential Mortgage Loan Trust(a),(c),(d)
CMO Series 2014-1A Class AIO
01/25/2054	2.290%	9,480,662	482,151
New Residential Mortgage Loan Trust(a),(c)
CMO Series 2022-NQM2 Class A2
03/27/2062	3.699%	4,420,000	3,220,154
NRZ Excess Spread-Collateralized Notes(a)
CMO Series 2021-GNT1 Class A
11/25/2026	3.474%	5,435,692	4,786,619
OBX Trust(a),(c)
CMO Series 2022-NQM3 Class A2
01/25/2062	3.833%	5,264,000	3,908,520
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PMT Credit Risk Transfer Trust(a),(b)
Series 2019-2R Class A
1-month USD LIBOR + 2.750% Floor 2.750% 05/27/2023	6.805%	1,980,159	1,873,626
PNMAC GMSR Issuer Trust(a),(b),(d)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 2.850% Floor 2.850% 02/25/2023	6.894%	26,500,000	25,707,146
PNMAC GMSR Issuer Trust(a),(b)
CMO Series 2018-GT2 Class A
1-month USD LIBOR + 2.650% 08/25/2025	6.694%	26,500,000	25,291,854
Point Securitization Trust(a),(c)
CMO Series 2021-1 Class A1
02/25/2052	3.228%	7,481,693	7,145,622
Preston Ridge Partners Mortgage Trust(a),(c)
CMO Series 2021-1 Class A1
01/25/2026	2.115%	8,535,151	7,779,464
CMO Series 2021-3 Class A1
04/25/2026	1.867%	5,767,893	5,069,910
Pretium Mortgage Credit Partners(a),(c)
CMO Series 2022-NPL1 Class A1
01/25/2052	2.981%	4,116,756	3,704,971
Radnor Re Ltd.(a),(b)
CMO Series 2020-1 Class M1B
1-month USD LIBOR + 1.450% Floor 1.450% 01/25/2030	5.494%	7,400,000	7,163,082
Subordinated CMO Series 2021-2 Class M1A
30-day Average SOFR + 1.850% Floor 1.850% 11/25/2031	4.847%	2,261,167	2,236,830
Saluda Grade Alternative Mortgage Trust(a)
CMO Series 2020-FIG1 Class A1
09/25/2050	3.568%	2,218,157	2,172,277
SG Residential Mortgage Trust(a),(c)
CMO Series 2019-3 Class M1
09/25/2059	3.526%	4,224,000	3,985,665
Stanwich Mortgage Loan Co. LLC(a),(c)
CMO Series 2021-NPB1 Class A1
10/16/2026	2.735%	7,214,268	6,241,189
Stonnington Mortgage Trust(a),(c),(g),(h)
CMO Series 2020-1 Class A
07/28/2024	3.500%	1,530,955	1,530,955
Toorak Mortgage Corp., Ltd.(a),(c),(g),(h)
CMO Series 2020-1 Class M1
03/25/2023	5.000%	7,000,000	6,895,000

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Semiannual Report 2022	13

Portfolio of Investments  (continued)
November 30, 2022 (Unaudited)
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Triangle Re Ltd.(a),(b)
CMO Series 2021-2 Class M1B
1-month USD LIBOR + 2.600% Floor 2.600% 10/25/2033	6.644%	10,000,000	9,874,927
Vendee Mortgage Trust(c),(d)
CMO Series 1998-1 Class 2IO
03/15/2028	0.000%	438,255	0
CMO Series 1998-3 Class IO
03/15/2029	0.000%	500,790	0
Verus Securitization Trust(a),(c)
CMO Series 2020-1 Class M1
01/25/2060	3.021%	6,700,000	4,883,697
Visio Trust(a)
CMO Series 2021-1R Class A3
05/25/2056	1.688%	2,864,525	2,576,840
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $293,426,337)			275,215,000
Options Purchased Calls 1.3%
Value ($)
(Cost $29,346,995)	19,749,423

Money Market Funds 8.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 3.989%(i),(j)	120,096,969	120,048,930
Total Money Market Funds (Cost $120,048,930)		120,048,930
Total Investments in Securities (Cost: $2,128,005,231)		1,950,573,418
Other Assets & Liabilities, Net		(460,232,025)
Net Assets		1,490,341,393

At November 30, 2022, securities and/or cash totaling $6,242,653 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 5-Year Note	1,072	03/2023	USD	116,387,376	701,301	—
U.S. Treasury Ultra Bond	185	03/2023	USD	25,212,031	—	(211,934)
Total					701,301	(211,934)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Long Bond	(17)	03/2023	USD	(2,159,000)	—	(28,459)
U.S. Treasury 10-Year Note	(433)	03/2023	USD	(49,145,500)	—	(389,954)
Total					—	(418,413)

Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	45,560,000	45,560,000	2.25	04/27/2023	1,093,440	127,540
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	91,220,000	91,220,000	2.50	05/12/2023	2,727,478	539,384
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	90,000,000	90,000,000	2.75	06/26/2023	2,922,750	1,151,244
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	33,990,000	33,990,000	2.75	07/11/2023	1,189,650	466,734
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	150,000,000	150,000,000	2.00	08/03/2023	2,527,500	625,035
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Quality Income Fund | Semiannual Report 2022

Portfolio of Investments  (continued)
November 30, 2022 (Unaudited)
Call option contracts purchased (continued)
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	50,000,000	50,000,000	3.50	10/27/2023	1,900,000	2,503,815
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	40,000,000	40,000,000	3.50	10/27/2023	1,420,000	2,003,052
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	68,970,000	68,970,000	3.30	11/14/2023	2,207,040	2,863,372
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	75,000,000	75,000,000	3.00	11/30/2023	2,306,250	2,306,250
10-Year OTC interest rate swap with JPMorgan to receive exercise rate and pay SOFR	JPMorgan	USD	130,000,000	130,000,000	2.25	05/26/2023	2,600,000	519,428
10-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay SOFR	Morgan Stanley	USD	75,000,000	75,000,000	2.25	04/27/2023	1,788,750	209,955
10-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay SOFR	Morgan Stanley	USD	91,220,000	91,220,000	2.50	05/12/2023	2,814,137	539,384
10-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay SOFR	Morgan Stanley	USD	100,000,000	100,000,000	3.65	11/10/2023	3,850,000	5,894,230
Total							29,346,995	19,749,423

Put option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	(110,000,000)	(110,000,000)	3.60	01/05/2023	(1,760,000)	(701,657)
10-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay SOFR	Morgan Stanley	USD	(70,750,000)	(70,750,000)	3.75	12/29/2022	(1,061,250)	(212,462)
10-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay SOFR	Morgan Stanley	USD	(58,500,000)	(58,500,000)	3.90	01/27/2023	(1,096,876)	(231,017)
Total							(3,918,126)	(1,145,136)

Credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	8.821	USD	10,000,000	(1,767,188)	5,000	—	(1,199,752)	—	(562,436)
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	8.821	USD	10,000,000	(1,767,188)	5,000	—	(1,696,100)	—	(66,088)
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	8.821	USD	20,000,000	(3,534,376)	10,000	—	(3,709,984)	185,608	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	8.821	USD	5,000,000	(883,594)	2,500	—	(807,641)	—	(73,453)
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	8.821	USD	10,000,000	(1,767,188)	5,000	—	(1,560,909)	—	(201,279)
Markit CMBX North America Index, Series 7 BBB-	Morgan Stanley	01/17/2047	3.000	Monthly	30.695	USD	5,000,000	(1,045,312)	2,500	—	(268,192)	—	(774,620)
Total								(10,764,846)	30,000	—	(9,242,578)	185,608	(1,677,876)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Semiannual Report 2022	15

Portfolio of Investments  (continued)
November 30, 2022 (Unaudited)
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At November 30, 2022, the total value of these securities amounted to $585,716,365, which represents 39.30% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of November 30, 2022.
(c)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of November 30, 2022.
(d)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(e)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(f)	Represents a security purchased on a when-issued basis.
(g)	Valuation based on significant unobservable inputs.
(h)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At November 30, 2022, the total value of these securities amounted to $21,472,520, which represents 1.44% of total net assets.
(i)	The rate shown is the seven-day current annualized yield at November 30, 2022.
(j)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the period ended November 30, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 3.989%
	50,324,422	538,798,109	(469,073,601)	—	120,048,930	21,655	1,010,135	120,096,969
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
FHLMC	Federal Home Loan Mortgage Corporation
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal Securities
TBA	To Be Announced
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Quality Income Fund | Semiannual Report 2022

Portfolio of Investments  (continued)
November 30, 2022 (Unaudited)
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at November 30, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	172,330,619	—	172,330,619
Commercial Mortgage-Backed Securities - Agency	—	45,090,321	—	45,090,321
Commercial Mortgage-Backed Securities - Non-Agency	—	138,170,746	—	138,170,746
Residential Mortgage-Backed Securities - Agency	—	1,179,968,379	—	1,179,968,379
Residential Mortgage-Backed Securities - Non-Agency	—	233,482,483	41,732,517	275,215,000
Options Purchased Calls	—	19,749,423	—	19,749,423
Money Market Funds	120,048,930	—	—	120,048,930
Total Investments in Securities	120,048,930	1,788,791,971	41,732,517	1,950,573,418
Investments in Derivatives
Asset
Futures Contracts	701,301	—	—	701,301
Swap Contracts	—	185,608	—	185,608
Liability
Futures Contracts	(630,347)	—	—	(630,347)
Options Contracts Written	—	(1,145,136)	—	(1,145,136)
Swap Contracts	—	(1,677,876)	—	(1,677,876)
Total	120,119,884	1,786,154,567	41,732,517	1,948,006,968
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Semiannual Report 2022	17

Portfolio of Investments  (continued)
November 30, 2022 (Unaudited)
Fair value measurements  (continued)
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
	Balance as of 05/31/2022 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 11/30/2022 ($)
Asset-Backed Securities — Non-Agency	2,468,000	(1,047,926)	2,013,203	(1,608,277)	—	(1,825,000)	—	—	—
Residential Mortgage-Backed Securities — Non-Agency	68,153,339	28,710	42,322	(1,343,462)	—	(25,148,392)	—	—	41,732,517
Total	70,621,339	(1,019,216)	2,055,525	(2,951,739)	—	(26,973,392)	—	—	41,732,517
(a) Change in unrealized appreciation (depreciation) relating to securities held at November 30, 2022 was $(1,369,451) which is comprised of Residential Mortgage-Backed Securities — Non-Agency of $(1,369,451).
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain residential mortgage backed securities classified as Level 3 are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would have resulted in a significantly higher (lower) fair value measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Quality Income Fund | Semiannual Report 2022

Statement of Assets and Liabilities
November 30, 2022 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,978,609,306)	$1,810,775,065
Affiliated issuers (cost $120,048,930)	120,048,930
Options purchased (cost $29,346,995)	19,749,423
Cash collateral held at broker for:
Swap contracts	3,542,000
Other(a)	980,000
Unrealized appreciation on swap contracts	185,608
Receivable for:
Investments sold	1,904
Investments sold on a delayed delivery basis	61,911,250
Capital shares sold	4,932,994
Dividends	376,037
Interest	5,775,430
Variation margin for futures contracts	1,369,966
Expense reimbursement due from Investment Manager	573
Prepaid expenses	17,657
Other assets	9,030
Total assets	2,029,675,867
Liabilities
Option contracts written, at value (premiums received $3,918,126)	1,145,136
Due to custodian	49,823
Unrealized depreciation on swap contracts	1,677,876
Upfront receipts on swap contracts	9,242,578
Payable for:
Investments purchased	38,003,673
Investments purchased on a delayed delivery basis	480,729,545
Capital shares purchased	2,558,380
Distributions to shareholders	4,790,588
Variation margin for futures contracts	802,547
Management services fees	19,932
Distribution and/or service fees	2,116
Transfer agent fees	72,477
Compensation of board members	175,741
Compensation of chief compliance officer	150
Other expenses	63,912
Total liabilities	539,334,474
Net assets applicable to outstanding capital stock	$1,490,341,393
Represented by
Paid in capital	1,882,319,851
Total distributable earnings (loss)	(391,978,458)
Total - representing net assets applicable to outstanding capital stock	$1,490,341,393
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Semiannual Report 2022	19

Statement of Assets and Liabilities  (continued)
November 30, 2022 (Unaudited)
Class A
Net assets	$273,251,061
Shares outstanding	15,103,218
Net asset value per share	$18.09
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$18.65
Advisor Class
Net assets	$24,737,061
Shares outstanding	1,368,047
Net asset value per share	$18.08
Class C
Net assets	$8,398,494
Shares outstanding	463,436
Net asset value per share	$18.12
Institutional Class
Net assets	$264,428,358
Shares outstanding	14,624,995
Net asset value per share	$18.08
Institutional 2 Class
Net assets	$21,243,229
Shares outstanding	1,174,883
Net asset value per share	$18.08
Institutional 3 Class
Net assets	$896,085,870
Shares outstanding	49,758,676
Net asset value per share	$18.01
Class R
Net assets	$2,197,320
Shares outstanding	121,546
Net asset value per share	$18.08

(a)	Includes collateral related to options contracts written and swap contracts.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Quality Income Fund | Semiannual Report 2022

Statement of Operations
Six Months Ended November 30, 2022 (Unaudited)
Net investment income
Income:
Dividends — affiliated issuers	$1,010,135
Interest	28,645,914
Interfund lending	2,359
Total income	29,658,408
Expenses:
Management services fees	3,815,658
Distribution and/or service fees
Class A	370,223
Class C	52,585
Class R	6,208
Transfer agent fees
Class A	229,428
Advisor Class	22,504
Class C	8,125
Institutional Class	215,101
Institutional 2 Class	6,372
Institutional 3 Class	28,496
Class R	1,922
Compensation of board members	9,076
Custodian fees	17,682
Printing and postage fees	33,690
Registration fees	66,646
Audit fees	25,270
Legal fees	16,423
Interest on collateral	78,804
Compensation of chief compliance officer	150
Other	17,943
Total expenses	5,022,306
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(39,423)
Fees waived by transfer agent
Institutional 2 Class	(573)
Expense reduction	(3,838)
Total net expenses	4,978,472
Net investment income	24,679,936
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(49,844,949)
Investments — affiliated issuers	21,655
Futures contracts	(46,636,730)
Options purchased	10,152,348
Options contracts written	(16,653,045)
Swap contracts	1,235,188
Net realized loss	(101,725,533)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(51,864,355)
Futures contracts	(297,722)
Options purchased	(19,569,370)
Options contracts written	15,744,750
Swap contracts	(3,401,531)
Net change in unrealized appreciation (depreciation)	(59,388,228)
Net realized and unrealized loss	(161,113,761)
Net decrease in net assets resulting from operations	$(136,433,825)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Semiannual Report 2022	21

Statement of Changes in Net Assets
	Six Months Ended November 30, 2022 (Unaudited)	Year Ended May 31, 2022
Operations
Net investment income	$24,679,936	$50,609,909
Net realized loss	(101,725,533)	(97,561,435)
Net change in unrealized appreciation (depreciation)	(59,388,228)	(180,617,511)
Net decrease in net assets resulting from operations	(136,433,825)	(227,569,037)
Distributions to shareholders
Net investment income and net realized gains
Class A	(4,206,038)	(6,748,034)
Advisor Class	(445,170)	(1,139,219)
Class C	(107,831)	(167,123)
Institutional Class	(4,270,084)	(9,277,490)
Institutional 2 Class	(351,254)	(732,645)
Institutional 3 Class	(14,820,557)	(25,074,485)
Class R	(31,958)	(68,666)
Total distributions to shareholders	(24,232,892)	(43,207,662)
Decrease in net assets from capital stock activity	(67,171,100)	(284,593,108)
Total decrease in net assets	(227,837,817)	(555,369,807)
Net assets at beginning of period	1,718,179,210	2,273,549,017
Net assets at end of period	$1,490,341,393	$1,718,179,210
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Quality Income Fund | Semiannual Report 2022

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	November 30, 2022 (Unaudited)		May 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	572,204	10,841,708	1,984,813	43,861,129
Distributions reinvested	173,004	3,212,829	237,245	5,181,270
Redemptions	(1,793,216)	(33,464,398)	(4,849,505)	(106,035,059)
Net decrease	(1,048,008)	(19,409,861)	(2,627,447)	(56,992,660)
Advisor Class
Subscriptions	102,365	1,942,390	1,072,876	24,027,547
Distributions reinvested	22,204	412,918	48,850	1,069,711
Redemptions	(437,959)	(8,187,632)	(2,179,374)	(46,789,753)
Net decrease	(313,390)	(5,832,324)	(1,057,648)	(21,692,495)
Class C
Subscriptions	17,102	298,253	193,529	4,361,303
Distributions reinvested	5,077	94,392	6,913	151,525
Redemptions	(201,114)	(3,754,673)	(337,886)	(7,365,751)
Net decrease	(178,935)	(3,362,028)	(137,444)	(2,852,923)
Institutional Class
Subscriptions	3,772,567	68,438,673	4,371,659	97,210,740
Distributions reinvested	204,433	3,792,253	323,956	7,078,900
Redemptions	(5,932,510)	(112,563,641)	(10,864,871)	(234,639,662)
Net decrease	(1,955,510)	(40,332,715)	(6,169,256)	(130,350,022)
Institutional 2 Class
Subscriptions	259,472	4,999,802	520,816	11,500,378
Distributions reinvested	18,944	351,052	33,348	731,318
Redemptions	(336,625)	(6,322,448)	(1,119,144)	(24,603,407)
Net decrease	(58,209)	(971,594)	(564,980)	(12,371,711)
Institutional 3 Class
Subscriptions	8,819,697	162,049,847	7,256,559	159,522,579
Distributions reinvested	766,770	14,186,134	1,097,694	23,824,955
Redemptions	(9,330,525)	(173,130,938)	(11,505,626)	(241,592,634)
Net increase (decrease)	255,942	3,105,043	(3,151,373)	(58,245,100)
Class R
Subscriptions	2,362	43,290	14,878	331,816
Distributions reinvested	1,722	31,958	3,134	68,664
Redemptions	(23,708)	(442,869)	(116,899)	(2,488,677)
Net decrease	(19,624)	(367,621)	(98,887)	(2,088,197)
Total net decrease	(3,317,734)	(67,171,100)	(13,807,035)	(284,593,108)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Semiannual Report 2022	23

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A(c)
Six Months Ended 11/30/2022 (Unaudited)	$20.05	0.27	(1.96)	(1.69)	(0.27)	—	(0.27)
Year Ended 5/31/2022	$22.86	0.46	(2.89)	(2.43)	(0.38)	—	(0.38)
Year Ended 5/31/2021	$22.20	0.61	1.00	1.61	(0.68)	(0.27)	(0.95)
Year Ended 5/31/2020	$22.10	0.56	0.06	0.62	(0.52)	—	(0.52)
Year Ended 5/31/2019	$21.35	0.64	0.63	1.27	(0.52)	—	(0.52)
Year Ended 5/31/2018	$21.94	0.56	(0.55)	0.01	(0.60)	—	(0.60)
Advisor Class(c)
Six Months Ended 11/30/2022 (Unaudited)	$20.04	0.30	(1.97)	(1.67)	(0.29)	—	(0.29)
Year Ended 5/31/2022	$22.84	0.51	(2.87)	(2.36)	(0.44)	—	(0.44)
Year Ended 5/31/2021	$22.19	0.67	0.99	1.66	(0.74)	(0.27)	(1.01)
Year Ended 5/31/2020	$22.09	0.64	0.06	0.70	(0.60)	—	(0.60)
Year Ended 5/31/2019	$21.34	0.68	0.67	1.35	(0.60)	—	(0.60)
Year Ended 5/31/2018	$21.92	0.60	(0.50)	0.10	(0.68)	—	(0.68)
Class C(c)
Six Months Ended 11/30/2022 (Unaudited)	$20.08	0.20	(1.96)	(1.76)	(0.20)	—	(0.20)
Year Ended 5/31/2022	$22.90	0.29	(2.89)	(2.60)	(0.22)	—	(0.22)
Year Ended 5/31/2021	$22.24	0.44	1.00	1.44	(0.51)	(0.27)	(0.78)
Year Ended 5/31/2020	$22.14	0.40	0.06	0.46	(0.36)	—	(0.36)
Year Ended 5/31/2019	$21.39	0.48	0.63	1.11	(0.36)	—	(0.36)
Year Ended 5/31/2018	$21.97	0.40	(0.54)	(0.14)	(0.44)	—	(0.44)
Institutional Class(c)
Six Months Ended 11/30/2022 (Unaudited)	$20.04	0.30	(1.97)	(1.67)	(0.29)	—	(0.29)
Year Ended 5/31/2022	$22.84	0.51	(2.87)	(2.36)	(0.44)	—	(0.44)
Year Ended 5/31/2021	$22.19	0.66	1.00	1.66	(0.74)	(0.27)	(1.01)
Year Ended 5/31/2020	$22.09	0.64	0.06	0.70	(0.60)	—	(0.60)
Year Ended 5/31/2019	$21.34	0.68	0.67	1.35	(0.60)	—	(0.60)
Year Ended 5/31/2018	$21.92	0.60	(0.50)	0.10	(0.68)	—	(0.68)
Institutional 2 Class(c)
Six Months Ended 11/30/2022 (Unaudited)	$20.04	0.31	(1.97)	(1.66)	(0.30)	—	(0.30)
Year Ended 5/31/2022	$22.84	0.53	(2.88)	(2.35)	(0.45)	—	(0.45)
Year Ended 5/31/2021	$22.19	0.68	1.00	1.68	(0.76)	(0.27)	(1.03)
Year Ended 5/31/2020	$22.09	0.64	0.06	0.70	(0.60)	—	(0.60)
Year Ended 5/31/2019	$21.35	0.72	0.62	1.34	(0.60)	—	(0.60)
Year Ended 5/31/2018	$21.93	0.64	(0.54)	0.10	(0.68)	—	(0.68)
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Quality Income Fund | Semiannual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A(c)
Six Months Ended 11/30/2022 (Unaudited)	$18.09	(8.46%)	0.93%(d),(e)	0.92%(d),(e),(f)	2.90%(d)	158%	$273,251
Year Ended 5/31/2022	$20.05	(10.74%)	0.89%(e)	0.89%(e),(f)	2.06%	207%	$323,845
Year Ended 5/31/2021	$22.86	7.36%	0.91%(e)	0.90%(e),(f)	2.69%	319%	$429,196
Year Ended 5/31/2020	$22.20	2.81%	0.92%(e)	0.90%(e),(f)	2.61%	326%	$421,105
Year Ended 5/31/2019	$22.10	6.12%	0.93%(e)	0.92%(e),(f)	2.96%	302%	$453,821
Year Ended 5/31/2018	$21.35	0.22%	0.93%	0.91%(f)	2.58%	311%	$494,616
Advisor Class(c)
Six Months Ended 11/30/2022 (Unaudited)	$18.08	(8.35%)	0.68%(d),(e)	0.67%(d),(e),(f)	3.14%(d)	158%	$24,737
Year Ended 5/31/2022	$20.04	(10.49%)	0.64%(e)	0.64%(e),(f)	2.30%	207%	$33,695
Year Ended 5/31/2021	$22.84	7.53%	0.66%(e)	0.65%(e),(f)	2.94%	319%	$62,560
Year Ended 5/31/2020	$22.19	3.25%	0.67%(e)	0.65%(e),(f)	2.87%	326%	$99,749
Year Ended 5/31/2019	$22.09	6.21%	0.68%(e)	0.67%(e),(f)	3.22%	302%	$90,690
Year Ended 5/31/2018	$21.34	0.48%	0.67%	0.67%(f)	2.83%	311%	$85,695
Class C(c)
Six Months Ended 11/30/2022 (Unaudited)	$18.12	(8.78%)	1.68%(d),(e)	1.67%(d),(e),(f)	2.13%(d)	158%	$8,398
Year Ended 5/31/2022	$20.08	(11.44%)	1.64%(e)	1.64%(e),(f)	1.31%	207%	$12,902
Year Ended 5/31/2021	$22.90	6.54%	1.66%(e)	1.65%(e),(f)	1.94%	319%	$17,854
Year Ended 5/31/2020	$22.24	2.23%	1.67%(e)	1.66%(e),(f)	1.86%	326%	$21,452
Year Ended 5/31/2019	$22.14	5.14%	1.68%(e)	1.67%(e),(f)	2.20%	302%	$22,792
Year Ended 5/31/2018	$21.39	(0.53%)	1.67%	1.66%(f)	1.84%	311%	$29,850
Institutional Class(c)
Six Months Ended 11/30/2022 (Unaudited)	$18.08	(8.35%)	0.68%(d),(e)	0.67%(d),(e),(f)	3.14%(d)	158%	$264,428
Year Ended 5/31/2022	$20.04	(10.49%)	0.64%(e)	0.64%(e),(f)	2.30%	207%	$332,225
Year Ended 5/31/2021	$22.84	7.53%	0.66%(e)	0.65%(e),(f)	2.93%	319%	$519,577
Year Ended 5/31/2020	$22.19	3.25%	0.67%(e)	0.65%(e),(f)	2.86%	326%	$522,050
Year Ended 5/31/2019	$22.09	6.41%	0.68%(e)	0.67%(e),(f)	3.23%	302%	$603,089
Year Ended 5/31/2018	$21.34	0.29%	0.67%	0.66%(f)	2.83%	311%	$534,970
Institutional 2 Class(c)
Six Months Ended 11/30/2022 (Unaudited)	$18.08	(8.30%)	0.58%(d),(e)	0.58%(d),(e)	3.25%(d)	158%	$21,243
Year Ended 5/31/2022	$20.04	(10.41%)	0.56%(e)	0.56%(e)	2.37%	207%	$24,711
Year Ended 5/31/2021	$22.84	7.62%	0.57%(e)	0.56%(e)	2.99%	319%	$41,073
Year Ended 5/31/2020	$22.19	3.35%	0.58%(e)	0.56%(e)	2.96%	326%	$30,795
Year Ended 5/31/2019	$22.09	6.32%	0.58%(e)	0.56%(e)	3.34%	302%	$37,589
Year Ended 5/31/2018	$21.35	0.58%	0.57%	0.57%	2.91%	311%	$34,203
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Semiannual Report 2022	25

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class(c)
Six Months Ended 11/30/2022 (Unaudited)	$19.96	0.31	(1.96)	(1.65)	(0.30)	—	(0.30)
Year Ended 5/31/2022	$22.75	0.54	(2.87)	(2.33)	(0.46)	—	(0.46)
Year Ended 5/31/2021	$22.10	0.69	0.99	1.68	(0.76)	(0.27)	(1.03)
Year Ended 5/31/2020	$22.00	0.68	0.06	0.74	(0.64)	—	(0.64)
Year Ended 5/31/2019	$21.25	0.72	0.63	1.35	(0.60)	—	(0.60)
Year Ended 5/31/2018	$21.83	0.64	(0.54)	0.10	(0.68)	—	(0.68)
Class R(c)
Six Months Ended 11/30/2022 (Unaudited)	$20.04	0.25	(1.96)	(1.71)	(0.25)	—	(0.25)
Year Ended 5/31/2022	$22.84	0.40	(2.87)	(2.47)	(0.33)	—	(0.33)
Year Ended 5/31/2021	$22.18	0.54	1.01	1.55	(0.62)	(0.27)	(0.89)
Year Ended 5/31/2020	$22.08	0.52	0.06	0.58	(0.48)	—	(0.48)
Year Ended 5/31/2019	$21.33	0.60	0.63	1.23	(0.48)	—	(0.48)
Year Ended 5/31/2018	$21.92	0.52	(0.55)	(0.03)	(0.56)	—	(0.56)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Per share amounts have been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
(d)	Annualized.
(e)	Ratios include interest on collateral expense. For the periods indicated below, if interest on collateral expense had been excluded, expenses would have been lower by:

Class	11/30/2022	5/31/2022	5/31/2021	5/31/2020	5/31/2019
Class A	0.01%	less than 0.01%	less than 0.01%	0.01%	less than 0.01%
Advisor Class	0.01%	less than 0.01%	less than 0.01%	0.01%	less than 0.01%
Class C	0.01%	less than 0.01%	less than 0.01%	0.01%	less than 0.01%
Institutional Class	0.01%	less than 0.01%	less than 0.01%	0.01%	less than 0.01%
Institutional 2 Class	0.01%	less than 0.01%	less than 0.01%	0.01%	less than 0.01%
Institutional 3 Class	0.01%	less than 0.01%	less than 0.01%	0.01%	less than 0.01%
Class R	0.01%	less than 0.01%	less than 0.01%	0.01%	less than 0.01%

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Quality Income Fund | Semiannual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class(c)
Six Months Ended 11/30/2022 (Unaudited)	$18.01	(8.27%)	0.53%(d),(e)	0.53%(d),(e)	3.29%(d)	158%	$896,086
Year Ended 5/31/2022	$19.96	(10.38%)	0.51%(e)	0.51%(e)	2.45%	207%	$987,973
Year Ended 5/31/2021	$22.75	7.64%	0.52%(e)	0.52%(e)	3.05%	319%	$1,197,807
Year Ended 5/31/2020	$22.10	3.40%	0.53%(e)	0.51%(e)	3.01%	326%	$729,991
Year Ended 5/31/2019	$22.00	6.58%	0.52%(e)	0.51%(e)	3.37%	302%	$692,552
Year Ended 5/31/2018	$21.25	0.43%	0.52%	0.52%	2.98%	311%	$765,037
Class R(c)
Six Months Ended 11/30/2022 (Unaudited)	$18.08	(8.58%)	1.18%(d),(e)	1.17%(d),(e),(f)	2.64%(d)	158%	$2,197
Year Ended 5/31/2022	$20.04	(10.94%)	1.14%(e)	1.14%(e),(f)	1.79%	207%	$2,828
Year Ended 5/31/2021	$22.84	7.00%	1.16%(e)	1.15%(e),(f)	2.40%	319%	$5,482
Year Ended 5/31/2020	$22.18	2.74%	1.17%(e)	1.15%(e),(f)	2.36%	326%	$2,711
Year Ended 5/31/2019	$22.08	5.87%	1.19%(e)	1.17%(e),(f)	2.76%	302%	$1,454
Year Ended 5/31/2018	$21.33	(0.21%)	1.17%	1.16%(f)	2.34%	311%	$735
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Semiannual Report 2022	27

Notes to Financial Statements
November 30, 2022 (Unaudited)
Note 1. Organization
Columbia Quality Income Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
28	Columbia Quality Income Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Columbia Quality Income Fund | Semiannual Report 2022	29

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown in the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and has written option contracts to manage exposure to fluctuations in interest rates and to hedge the fair value of the Fund’s investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
30	Columbia Quality Income Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and are entered into bilaterally or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the bilateral counterparty, FCM, or CCP, as applicable, may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount,
Columbia Quality Income Fund | Semiannual Report 2022	31

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payment or receipt by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at November 30, 2022:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	185,608*
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	701,301*
Interest rate risk	Investments, at value — Options purchased	19,749,423
Total		20,636,332

32	Columbia Quality Income Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	1,677,876*
Credit risk	Upfront receipts on swap contracts	9,242,578
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	630,347*
Interest rate risk	Options contracts written, at value	1,145,136
Total		12,695,937

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended November 30, 2022:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	1,235,188	1,235,188
Interest rate risk	(46,636,730)	(16,653,045)	10,152,348	—	(53,137,427)
Total	(46,636,730)	(16,653,045)	10,152,348	1,235,188	(51,902,239)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	(3,401,531)	(3,401,531)
Interest rate risk	(297,722)	15,744,750	(19,569,370)	—	(4,122,342)
Total	(297,722)	15,744,750	(19,569,370)	(3,401,531)	(7,523,873)
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended November 30, 2022:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	269,315,134
Futures contracts — short	110,761,094
Credit default swap contracts — sell protection	73,000,000

Derivative instrument	Average value ($)*
Options contracts — purchased	18,882,065
Options contracts — written	(1,652,568)

*	Based on the ending quarterly outstanding amounts for the six months ended November 30, 2022.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Columbia Quality Income Fund | Semiannual Report 2022	33

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income in the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income in the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
34	Columbia Quality Income Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of November 30, 2022:
	Citi ($) (a)	Citi ($) (a)	JPMorgan ($) (a)	JPMorgan ($) (a)	Morgan Stanley ($)	Total ($)
Assets
Options purchased calls	12,586,426	-	519,428	-	6,643,569	19,749,423
OTC credit default swap contracts (b)	-	-	-	-	185,608	185,608
Total assets	12,586,426	-	519,428	-	6,829,177	19,935,031
Liabilities
Options contracts written	701,657	-	-	-	443,479	1,145,136
OTC credit default swap contracts (b)	-	1,762,188	-	1,762,188	7,396,078	10,920,454
Total liabilities	701,657	1,762,188	-	1,762,188	7,839,557	12,065,590
Total financial and derivative net assets	11,884,769	(1,762,188)	519,428	(1,762,188)	(1,010,380)	7,869,441
Total collateral received (pledged) (c)	5,279,000	(1,762,188)	430,000	(1,762,188)	(980,000)	1,204,624
Net amount (d)	6,605,769	-	89,428	-	(30,380)	6,664,817

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Columbia Quality Income Fund | Semiannual Report 2022	35

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (ETFs); Fee Information in Investment Company Advertisements. The rule and form amendments will require mutual funds and ETFs to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format. The rule amendments will require that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments will become effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.50% to 0.34% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended November 30, 2022 was 0.49% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
36	Columbia Quality Income Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, prior to October 1, 2022, Institutional 2 Class shares were subject to a contractual transfer agency fee annual limitation of not more than 0.05% of the average daily net assets attributable to that share class.
For the six months ended November 30, 2022, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.15
Advisor Class	0.15
Class C	0.15
Institutional Class	0.15
Institutional 2 Class	0.05
Institutional 3 Class	0.01
Class R	0.15
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended November 30, 2022, these minimum account balance fees reduced total expenses of the Fund by $3,838.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
Columbia Quality Income Fund | Semiannual Report 2022	37

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $395,000 for Class C shares. This amount is based on the most recent information available as of September 30, 2022, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended November 30, 2022, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	3.00	0.50 - 1.00(a)	8,182
Class C	—	1.00(b)	2,124

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	October 1, 2022 through September 30, 2023	Prior to October 1, 2022
Class A	0.91%	0.91%
Advisor Class	0.66	0.66
Class C	1.66	1.66
Institutional Class	0.66	0.66
Institutional 2 Class	0.57	0.57
Institutional 3 Class	0.52	0.53
Class R	1.16	1.16
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Reflected in the contractual cap commitment, prior to October 1, 2022, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.05% for Institutional 2 Class of the average daily net assets attributable to that share class. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
38	Columbia Quality Income Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At November 30, 2022, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
2,114,845,000	28,013,000	(204,094,000)	(176,081,000)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at May 31, 2022, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code.
No expiration short-term ($)	No expiration long-term ($)	Total ($)
(61,613,303)	(51,503,386)	(113,116,689)
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $2,935,432,958 and $3,059,908,953, respectively, for the six months ended November 30, 2022, of which $2,895,805,699 and $2,866,737,583, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
Columbia Quality Income Fund | Semiannual Report 2022	39

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
The Fund’s activity in the Interfund Program during the six months ended November 30, 2022 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	11,850,000	3.59	2
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at November 30, 2022.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the six months ended November 30, 2022.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
40	Columbia Quality Income Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
LIBOR replacement risk
The elimination of London Inter-Bank Offered Rate (LIBOR), among other "inter-bank offered" reference rates, may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority and the ICE Benchmark Administration have announced that a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. A subset of non-U.S. dollar LIBOR settings is continuing to be published on a “synthetic” basis and it is possible that a subset of U.S. dollar LIBOR settings will also be published after June 30, 2023 on a “synthetic” basis. Any such publications are, or would be considered, non-representative of the underlying market. Markets are slowly developing in response to the elimination of LIBOR. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. These risks are likely to persist until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become more settled. Alternatives to LIBOR have been established or are in development in most major currencies, including the Secured Overnight Financing Rate (SOFR), which the U.S. Federal Reserve is promoting as the alternative reference rate to U.S. dollar LIBOR.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in
Columbia Quality Income Fund | Semiannual Report 2022	41

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At November 30, 2022, affiliated shareholders of record owned 70.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
42	Columbia Quality Income Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Quality Income Fund | Semiannual Report 2022	43

 Approval of Management Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Quality Income Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in November 2021 and March, April and June 2022, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses to written requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 23, 2022 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
44	Columbia Quality Income Fund | Semiannual Report 2022

Approval of Management Agreement  (continued)
(Unaudited)
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2022 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided. The Board also considered added personnel and resources obtained by Columbia Threadneedle through Ameriprise Financial’s acquisition of BMO Financial Group’s Europe, Middle East, and Africa (EMEA) asset management business.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2021 in the performance of administrative services, and noted the various enhancements anticipated for 2022. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Columbia Quality Income Fund | Semiannual Report 2022	45

Approval of Management Agreement  (continued)
(Unaudited)
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2021 the Board had considered 2020 profitability and that the 2022 information showed that the profitability generated by the Investment Manager in 2021 increased from 2020 levels, due to a variety of factors, including the increased assets under management of the Funds. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
46	Columbia Quality Income Fund | Semiannual Report 2022

Approval of Management Agreement  (continued)
(Unaudited)
On June 23, 2022, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
Columbia Quality Income Fund | Semiannual Report 2022	47

Columbia Quality Income Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR236_05_N01_(01/23)

Semiannual Report
November 30, 2022 (Unaudited)
Columbia Select Large Cap Value Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Select Large Cap Value Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Select Large Cap Value Fund  |  Semiannual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with long-term capital appreciation.
Portfolio management
Richard Rosen
Lead Portfolio Manager
Managed Fund since 1997
Richard Taft
Portfolio Manager
Managed Fund since 2016
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2023 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended November 30, 2022)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	04/25/97	3.48	9.31	9.40	12.61
	Including sales charges		-2.48	3.03	8.11	11.94
Advisor Class		11/08/12	3.61	9.54	9.67	12.89
Class C	Excluding sales charges	05/27/99	3.12	8.49	8.58	11.77
	Including sales charges		2.12	7.49	8.58	11.77
Institutional Class		09/27/10	3.63	9.56	9.67	12.89
Institutional 2 Class		11/30/01	3.67	9.62	9.73	12.97
Institutional 3 Class*		10/01/14	3.69	9.68	9.78	12.95
Class R		04/30/03	3.36	9.00	9.13	12.33
Russell 1000 Value Index			0.90	2.42	7.86	10.97
S&P 500 Index			-0.40	-9.21	10.98	13.34
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Select Large Cap Value Fund | Semiannual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at November 30, 2022)
Common Stocks	96.1
Money Market Funds	3.8
Preferred Stocks	0.1
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at November 30, 2022)
Communication Services	3.4
Consumer Discretionary	3.6
Consumer Staples	3.2
Energy	11.2
Financials	17.9
Health Care	15.3
Industrials	9.7
Information Technology	13.9
Materials	11.3
Utilities	10.5
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Select Large Cap Value Fund | Semiannual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
June 1, 2022 — November 30, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,034.80	1,021.06	4.08	4.05	0.80
Advisor Class	1,000.00	1,000.00	1,036.10	1,022.31	2.81	2.79	0.55
Class C	1,000.00	1,000.00	1,031.20	1,017.30	7.89	7.84	1.55
Institutional Class	1,000.00	1,000.00	1,036.30	1,022.31	2.81	2.79	0.55
Institutional 2 Class	1,000.00	1,000.00	1,036.70	1,022.66	2.45	2.43	0.48
Institutional 3 Class	1,000.00	1,000.00	1,036.90	1,022.91	2.20	2.18	0.43
Class R	1,000.00	1,000.00	1,033.60	1,019.80	5.35	5.32	1.05
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Select Large Cap Value Fund | Semiannual Report 2022	5

Portfolio of Investments
November 30, 2022 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 96.0%
Issuer	Shares	Value ($)
Communication Services 3.2%
Diversified Telecommunication Services 3.2%
Verizon Communications, Inc.	2,015,602	78,568,166
Total Communication Services		78,568,166
Consumer Discretionary 3.3%
Internet & Direct Marketing Retail 0.3%
Qurate Retail, Inc.(a)	3,046,206	7,158,584
Specialty Retail 3.0%
Lowe’s Companies, Inc.	351,326	74,674,341
Total Consumer Discretionary		81,832,925
Consumer Staples 3.1%
Tobacco 3.1%
Philip Morris International, Inc.	760,966	75,845,481
Total Consumer Staples		75,845,481
Energy 10.7%
Energy Equipment & Services 2.4%
TechnipFMC PLC(a)	4,662,911	57,820,096
Oil, Gas & Consumable Fuels 8.3%
Chevron Corp.	280,927	51,496,728
Marathon Petroleum Corp.	669,170	81,511,598
Williams Companies, Inc. (The)	2,053,057	71,241,078
Total		204,249,404
Total Energy		262,069,500
Financials 17.2%
Banks 10.1%
Bank of America Corp.	1,648,132	62,381,796
Citigroup, Inc.	886,540	42,917,401
JPMorgan Chase & Co.	392,792	54,275,999
Wells Fargo & Co.	1,814,443	87,002,542
Total		246,577,738
Capital Markets 2.0%
Morgan Stanley	521,271	48,514,692
Common Stocks (continued)
Issuer	Shares	Value ($)
Insurance 5.1%
American International Group, Inc.	940,610	59,361,897
MetLife, Inc.	869,018	66,653,681
Total		126,015,578
Total Financials		421,108,008
Health Care 14.7%
Health Care Equipment & Supplies 2.0%
Baxter International, Inc.	875,631	49,499,420
Health Care Providers & Services 9.8%
Centene Corp.(a)	755,794	65,791,868
Cigna Corp.	302,761	99,575,065
Humana, Inc.	135,973	74,771,553
Total		240,138,486
Pharmaceuticals 2.9%
Bristol-Myers Squibb Co.	879,649	70,618,222
Total Health Care		360,256,128
Industrials 9.4%
Aerospace & Defense 2.7%
Raytheon Technologies Corp.	682,662	67,392,393
Airlines 2.6%
Southwest Airlines Co.(a)	1,572,450	62,756,479
Machinery 1.6%
Caterpillar, Inc.	162,069	38,314,732
Road & Rail 2.5%
CSX Corp.	1,164,294	38,060,771
Union Pacific Corp.	101,409	22,049,359
Total		60,110,130
Total Industrials		228,573,734
Information Technology 13.4%
Communications Equipment 3.0%
Cisco Systems, Inc.	1,455,418	72,363,383
Electronic Equipment, Instruments & Components 2.8%
Corning, Inc.	1,996,727	68,148,293
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Select Large Cap Value Fund | Semiannual Report 2022

Portfolio of Investments  (continued)
November 30, 2022 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 5.7%
Applied Materials, Inc.	668,962	73,318,235
QUALCOMM, Inc.	524,450	66,337,681
Total		139,655,916
Software 1.9%
Teradata Corp.(a)	1,361,235	46,486,175
Total Information Technology		326,653,767
Materials 10.9%
Chemicals 4.0%
FMC Corp.	757,215	98,922,568
Metals & Mining 6.9%
Barrick Gold Corp.	4,367,588	71,279,036
Freeport-McMoRan, Inc.	2,416,913	96,193,137
Total		167,472,173
Total Materials		266,394,741
Utilities 10.1%
Electric Utilities 7.2%
FirstEnergy Corp.	1,935,905	79,836,722
PG&E Corp.(a)	6,025,560	94,601,292
Total		174,438,014
Independent Power and Renewable Electricity Producers 2.9%
AES Corp. (The)	2,465,613	71,305,528
Total Utilities		245,743,542
Total Common Stocks (Cost $1,622,803,832)		2,347,045,992
Preferred Stocks 0.1%
Issuer		Shares	Value ($)
Consumer Discretionary 0.1%
Internet & Direct Marketing Retail 0.1%
Qurate Retail, Inc.	8.000%	61,780	2,654,687
Total Consumer Discretionary			2,654,687
Total Preferred Stocks (Cost $11,983,372)			2,654,687

Money Market Funds 3.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 3.989%(b),(c)	93,677,393	93,639,922
Total Money Market Funds (Cost $93,622,367)		93,639,922
Total Investments in Securities (Cost: $1,728,409,571)		2,443,340,601
Other Assets & Liabilities, Net		1,613,724
Net Assets		2,444,954,325

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at November 30, 2022.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the period ended November 30, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 3.989%
	68,145,830	177,668,870	(152,192,333)	17,555	93,639,922	(15,499)	1,031,528	93,677,393
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Value Fund | Semiannual Report 2022	7

Portfolio of Investments  (continued)
November 30, 2022 (Unaudited)
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at November 30, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	78,568,166	—	—	78,568,166
Consumer Discretionary	81,832,925	—	—	81,832,925
Consumer Staples	75,845,481	—	—	75,845,481
Energy	262,069,500	—	—	262,069,500
Financials	421,108,008	—	—	421,108,008
Health Care	360,256,128	—	—	360,256,128
Industrials	228,573,734	—	—	228,573,734
Information Technology	326,653,767	—	—	326,653,767
Materials	266,394,741	—	—	266,394,741
Utilities	245,743,542	—	—	245,743,542
Total Common Stocks	2,347,045,992	—	—	2,347,045,992
Preferred Stocks
Consumer Discretionary	2,654,687	—	—	2,654,687
Total Preferred Stocks	2,654,687	—	—	2,654,687
Money Market Funds	93,639,922	—	—	93,639,922
Total Investments in Securities	2,443,340,601	—	—	2,443,340,601
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Select Large Cap Value Fund | Semiannual Report 2022

Statement of Assets and Liabilities
November 30, 2022 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,634,787,204)	$2,349,700,679
Affiliated issuers (cost $93,622,367)	93,639,922
Receivable for:
Capital shares sold	2,709,251
Dividends	4,809,251
Foreign tax reclaims	21,116
Expense reimbursement due from Investment Manager	18,324
Prepaid expenses	16,253
Other assets	19,808
Total assets	2,450,934,604
Liabilities
Payable for:
Investments purchased	2,321,824
Capital shares purchased	3,199,266
Management services fees	43,743
Distribution and/or service fees	4,408
Transfer agent fees	280,972
Compensation of board members	90,238
Compensation of chief compliance officer	199
Other expenses	39,629
Total liabilities	5,980,279
Net assets applicable to outstanding capital stock	$2,444,954,325
Represented by
Paid in capital	1,720,430,601
Total distributable earnings (loss)	724,523,724
Total - representing net assets applicable to outstanding capital stock	$2,444,954,325
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Value Fund | Semiannual Report 2022	9

Statement of Assets and Liabilities  (continued)
November 30, 2022 (Unaudited)
Class A
Net assets	$354,107,987
Shares outstanding	11,242,791
Net asset value per share	$31.50
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$33.42
Advisor Class
Net assets	$308,688,229
Shares outstanding	9,181,406
Net asset value per share	$33.62
Class C
Net assets	$56,464,563
Shares outstanding	2,009,633
Net asset value per share	$28.10
Institutional Class
Net assets	$1,369,175,406
Shares outstanding	41,392,106
Net asset value per share	$33.08
Institutional 2 Class
Net assets	$182,879,373
Shares outstanding	5,525,041
Net asset value per share	$33.10
Institutional 3 Class
Net assets	$133,549,406
Shares outstanding	3,955,781
Net asset value per share	$33.76
Class R
Net assets	$40,089,361
Shares outstanding	1,301,132
Net asset value per share	$30.81
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Select Large Cap Value Fund | Semiannual Report 2022

Statement of Operations
Six Months Ended November 30, 2022 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$27,048,124
Dividends — affiliated issuers	1,031,528
Interfund lending	363
Foreign taxes withheld	(195,878)
Total income	27,884,137
Expenses:
Management services fees	7,353,024
Distribution and/or service fees
Class A	407,160
Class C	258,204
Class R	90,226
Transfer agent fees
Class A	227,667
Advisor Class	182,098
Class C	36,083
Institutional Class	863,747
Institutional 2 Class	43,450
Institutional 3 Class	4,083
Class R	25,225
Compensation of board members	17,480
Custodian fees	6,534
Printing and postage fees	53,861
Registration fees	96,590
Audit fees	15,060
Legal fees	19,957
Compensation of chief compliance officer	199
Other	17,390
Total expenses	9,718,038
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(3,074,752)
Fees waived by transfer agent
Institutional 2 Class	(3,250)
Institutional 3 Class	(2,637)
Expense reduction	(440)
Total net expenses	6,636,959
Net investment income	21,247,178
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(1,548,037)
Investments — affiliated issuers	(15,499)
Net realized loss	(1,563,536)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	68,919,600
Investments — affiliated issuers	17,555
Net change in unrealized appreciation (depreciation)	68,937,155
Net realized and unrealized gain	67,373,619
Net increase in net assets resulting from operations	$88,620,797
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Value Fund | Semiannual Report 2022	11

Statement of Changes in Net Assets
	Six Months Ended November 30, 2022 (Unaudited)	Year Ended May 31, 2022
Operations
Net investment income	$21,247,178	$33,584,637
Net realized gain (loss)	(1,563,536)	38,600,950
Net change in unrealized appreciation (depreciation)	68,937,155	(38,442,095)
Net increase in net assets resulting from operations	88,620,797	33,743,492
Distributions to shareholders
Net investment income and net realized gains
Class A	—	(18,325,995)
Advisor Class	—	(13,300,264)
Class C	—	(2,497,797)
Institutional Class	—	(62,299,783)
Institutional 2 Class	—	(7,212,872)
Institutional 3 Class	—	(9,507,787)
Class R	—	(1,705,831)
Total distributions to shareholders	—	(114,850,329)
Increase in net assets from capital stock activity	59,047,814	649,934,837
Total increase in net assets	147,668,611	568,828,000
Net assets at beginning of period	2,297,285,714	1,728,457,714
Net assets at end of period	$2,444,954,325	$2,297,285,714
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Select Large Cap Value Fund | Semiannual Report 2022

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	November 30, 2022 (Unaudited)		May 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,431,125	41,102,014	4,354,921	134,050,372
Distributions reinvested	—	—	390,889	11,679,757
Redemptions	(1,417,264)	(41,179,278)	(2,161,879)	(66,685,107)
Net increase (decrease)	13,861	(77,264)	2,583,931	79,045,022
Advisor Class
Subscriptions	3,011,390	89,648,118	3,219,450	105,349,538
Distributions reinvested	—	—	398,853	12,687,523
Redemptions	(1,181,241)	(36,301,659)	(2,242,707)	(73,676,416)
Net increase	1,830,149	53,346,459	1,375,596	44,360,645
Class C
Subscriptions	255,815	6,511,665	878,514	24,361,547
Distributions reinvested	—	—	73,467	1,971,851
Redemptions	(321,315)	(8,168,444)	(314,442)	(8,677,966)
Net increase (decrease)	(65,500)	(1,656,779)	637,539	17,655,432
Institutional Class
Subscriptions	6,609,841	198,047,622	24,485,149	788,186,172
Distributions reinvested	—	—	1,499,157	46,923,619
Redemptions	(6,598,998)	(197,123,688)	(12,153,756)	(389,305,336)
Net increase	10,843	923,934	13,830,550	445,804,455
Institutional 2 Class
Subscriptions	1,584,498	48,124,591	3,082,044	100,264,921
Distributions reinvested	—	—	230,277	7,207,675
Redemptions	(1,609,832)	(47,040,483)	(1,796,410)	(58,036,116)
Net increase (decrease)	(25,334)	1,084,108	1,515,911	49,436,480
Institutional 3 Class
Subscriptions	888,293	27,071,332	3,000,498	99,180,752
Distributions reinvested	—	—	203,825	6,504,042
Redemptions	(710,475)	(21,496,580)	(3,322,737)	(107,238,483)
Net increase (decrease)	177,818	5,574,752	(118,414)	(1,553,689)
Class R
Subscriptions	170,698	4,782,974	736,352	22,388,901
Distributions reinvested	—	—	56,698	1,661,253
Redemptions	(181,391)	(4,930,370)	(294,132)	(8,863,662)
Net increase (decrease)	(10,693)	(147,396)	498,918	15,186,492
Total net increase	1,931,144	59,047,814	20,324,031	649,934,837
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Value Fund | Semiannual Report 2022	13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 11/30/2022 (Unaudited)	$30.44	0.25	0.81	1.06	—	—	—
Year Ended 5/31/2022	$31.85	0.45	(0.05)	0.40	(0.56)	(1.25)	(1.81)
Year Ended 5/31/2021	$21.50	0.71(e)	11.57	12.28	(0.60)	(1.33)	(1.93)
Year Ended 5/31/2020	$23.28	0.41	(0.38)	0.03	(0.46)	(1.35)	(1.81)
Year Ended 5/31/2019	$25.66	0.41	(1.73)	(1.32)	(0.36)	(0.70)	(1.06)
Year Ended 5/31/2018	$23.93	0.27	2.71	2.98	(0.24)	(1.01)	(1.25)
Advisor Class
Six Months Ended 11/30/2022 (Unaudited)	$32.45	0.31	0.86	1.17	—	—	—
Year Ended 5/31/2022	$33.83	0.57	(0.07)	0.50	(0.63)	(1.25)	(1.88)
Year Ended 5/31/2021	$22.74	0.82(e)	12.25	13.07	(0.65)	(1.33)	(1.98)
Year Ended 5/31/2020	$24.52	0.49	(0.40)	0.09	(0.52)	(1.35)	(1.87)
Year Ended 5/31/2019	$26.98	0.50	(1.83)	(1.33)	(0.43)	(0.70)	(1.13)
Year Ended 5/31/2018	$25.10	0.36	2.83	3.19	(0.30)	(1.01)	(1.31)
Class C
Six Months Ended 11/30/2022 (Unaudited)	$27.25	0.13	0.72	0.85	—	—	—
Year Ended 5/31/2022	$28.68	0.19	(0.05)	0.14	(0.32)	(1.25)	(1.57)
Year Ended 5/31/2021	$19.52	0.46(e)	10.45	10.91	(0.42)	(1.33)	(1.75)
Year Ended 5/31/2020	$21.26	0.21	(0.34)	(0.13)	(0.26)	(1.35)	(1.61)
Year Ended 5/31/2019	$23.49	0.20	(1.57)	(1.37)	(0.16)	(0.70)	(0.86)
Year Ended 5/31/2018	$22.00	0.07	2.48	2.55	(0.05)	(1.01)	(1.06)
Institutional Class
Six Months Ended 11/30/2022 (Unaudited)	$31.92	0.30	0.86	1.16	—	—	—
Year Ended 5/31/2022	$33.31	0.55	(0.06)	0.49	(0.63)	(1.25)	(1.88)
Year Ended 5/31/2021	$22.41	0.84(e)	12.04	12.88	(0.65)	(1.33)	(1.98)
Year Ended 5/31/2020	$24.19	0.49	(0.40)	0.09	(0.52)	(1.35)	(1.87)
Year Ended 5/31/2019	$26.63	0.49	(1.80)	(1.31)	(0.43)	(0.70)	(1.13)
Year Ended 5/31/2018	$24.79	0.36	2.79	3.15	(0.30)	(1.01)	(1.31)
Institutional 2 Class
Six Months Ended 11/30/2022 (Unaudited)	$31.93	0.31	0.86	1.17	—	—	—
Year Ended 5/31/2022	$33.32	0.56	(0.05)	0.51	(0.65)	(1.25)	(1.90)
Year Ended 5/31/2021	$22.42	0.91(e)	11.99	12.90	(0.67)	(1.33)	(2.00)
Year Ended 5/31/2020	$24.20	0.50	(0.40)	0.10	(0.53)	(1.35)	(1.88)
Year Ended 5/31/2019	$26.64	0.50	(1.79)	(1.29)	(0.45)	(0.70)	(1.15)
Year Ended 5/31/2018	$24.81	0.39	2.77	3.16	(0.32)	(1.01)	(1.33)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Select Large Cap Value Fund | Semiannual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 11/30/2022 (Unaudited)	$31.50	3.48%	1.08%(c)	0.80%(c),(d)	1.75%(c)	2%	$354,108
Year Ended 5/31/2022	$30.44	1.35%	1.08%	0.79%(d)	1.46%	8%	$341,762
Year Ended 5/31/2021	$31.85	59.28%	1.12%	0.79%(d)	2.74%	29%	$275,301
Year Ended 5/31/2020	$21.50	(0.98%)	1.14%(f)	0.80%(d),(f)	1.70%	18%	$187,746
Year Ended 5/31/2019	$23.28	(5.09%)	1.13%	0.80%(d)	1.64%	21%	$218,458
Year Ended 5/31/2018	$25.66	12.39%	1.15%	1.03%(d)	1.07%	9%	$225,532
Advisor Class
Six Months Ended 11/30/2022 (Unaudited)	$33.62	3.61%	0.84%(c)	0.55%(c),(d)	2.02%(c)	2%	$308,688
Year Ended 5/31/2022	$32.45	1.60%	0.83%	0.54%(d)	1.71%	8%	$238,530
Year Ended 5/31/2021	$33.83	59.64%	0.87%	0.54%(d)	2.99%	29%	$202,134
Year Ended 5/31/2020	$22.74	(0.70%)	0.89%(f)	0.55%(d),(f)	1.96%	18%	$133,966
Year Ended 5/31/2019	$24.52	(4.87%)	0.88%	0.55%(d)	1.89%	21%	$148,935
Year Ended 5/31/2018	$26.98	12.67%	0.90%	0.77%(d)	1.35%	9%	$154,976
Class C
Six Months Ended 11/30/2022 (Unaudited)	$28.10	3.12%	1.83%(c)	1.55%(c),(d)	1.00%(c)	2%	$56,465
Year Ended 5/31/2022	$27.25	0.59%	1.83%	1.54%(d)	0.70%	8%	$56,553
Year Ended 5/31/2021	$28.68	58.03%	1.87%	1.54%(d)	1.97%	29%	$41,236
Year Ended 5/31/2020	$19.52	(1.68%)	1.89%(f)	1.55%(d),(f)	0.94%	18%	$32,781
Year Ended 5/31/2019	$21.26	(5.80%)	1.88%	1.55%(d)	0.87%	21%	$48,824
Year Ended 5/31/2018	$23.49	11.53%	1.90%	1.78%(d)	0.32%	9%	$70,325
Institutional Class
Six Months Ended 11/30/2022 (Unaudited)	$33.08	3.63%	0.83%(c)	0.55%(c),(d)	2.00%(c)	2%	$1,369,175
Year Ended 5/31/2022	$31.92	1.59%	0.83%	0.54%(d)	1.70%	8%	$1,321,063
Year Ended 5/31/2021	$33.31	59.67%	0.87%	0.54%(d)	3.06%	29%	$917,729
Year Ended 5/31/2020	$22.41	(0.71%)	0.89%(f)	0.55%(d),(f)	1.97%	18%	$441,521
Year Ended 5/31/2019	$24.19	(4.86%)	0.88%	0.55%(d)	1.89%	21%	$428,080
Year Ended 5/31/2018	$26.63	12.66%	0.90%	0.77%(d)	1.35%	9%	$397,901
Institutional 2 Class
Six Months Ended 11/30/2022 (Unaudited)	$33.10	3.67%	0.75%(c)	0.48%(c)	2.07%(c)	2%	$182,879
Year Ended 5/31/2022	$31.93	1.65%	0.75%	0.49%	1.73%	8%	$177,246
Year Ended 5/31/2021	$33.32	59.74%	0.81%	0.48%	3.23%	29%	$134,430
Year Ended 5/31/2020	$22.42	(0.66%)	0.82%(f)	0.50%(f)	1.98%	18%	$28,742
Year Ended 5/31/2019	$24.20	(4.80%)	0.82%	0.51%	1.92%	21%	$39,688
Year Ended 5/31/2018	$26.64	12.69%	0.84%	0.69%	1.48%	9%	$54,500
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Value Fund | Semiannual Report 2022	15

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 11/30/2022 (Unaudited)	$32.56	0.32	0.88	1.20	—	—	—
Year Ended 5/31/2022	$33.94	0.60	(0.06)	0.54	(0.67)	(1.25)	(1.92)
Year Ended 5/31/2021	$22.81	0.88(e)	12.26	13.14	(0.68)	(1.33)	(2.01)
Year Ended 5/31/2020	$24.59	0.52	(0.40)	0.12	(0.55)	(1.35)	(1.90)
Year Ended 5/31/2019	$27.05	0.53	(1.83)	(1.30)	(0.46)	(0.70)	(1.16)
Year Ended 5/31/2018	$25.16	0.39	2.84	3.23	(0.33)	(1.01)	(1.34)
Class R
Six Months Ended 11/30/2022 (Unaudited)	$29.81	0.21	0.79	1.00	—	—	—
Year Ended 5/31/2022	$31.24	0.37	(0.05)	0.32	(0.50)	(1.25)	(1.75)
Year Ended 5/31/2021	$21.12	0.67(e)	11.33	12.00	(0.55)	(1.33)	(1.88)
Year Ended 5/31/2020	$22.90	0.34	(0.38)	(0.04)	(0.39)	(1.35)	(1.74)
Year Ended 5/31/2019	$25.25	0.34	(1.69)	(1.35)	(0.30)	(0.70)	(1.00)
Year Ended 5/31/2018	$23.57	0.20	2.67	2.87	(0.18)	(1.01)	(1.19)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Net investment income per share includes special dividends. The per share effect of these dividends amounted to:

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class	Class R
05/31/2021	$0.19	$0.21	$0.17	$0.19	$0.17	$0.25	$0.19

(f)	Ratios include interfund lending expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Select Large Cap Value Fund | Semiannual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 11/30/2022 (Unaudited)	$33.76	3.69%	0.70%(c)	0.43%(c)	2.12%(c)	2%	$133,549
Year Ended 5/31/2022	$32.56	1.70%	0.70%	0.44%	1.81%	8%	$123,025
Year Ended 5/31/2021	$33.94	59.79%	0.76%	0.43%	3.22%	29%	$132,235
Year Ended 5/31/2020	$22.81	(0.60%)	0.77%(f)	0.45%(f)	2.06%	18%	$87,839
Year Ended 5/31/2019	$24.59	(4.76%)	0.77%	0.46%	1.98%	21%	$149,956
Year Ended 5/31/2018	$27.05	12.80%	0.79%	0.66%	1.44%	9%	$145,244
Class R
Six Months Ended 11/30/2022 (Unaudited)	$30.81	3.36%	1.33%(c)	1.05%(c),(d)	1.51%(c)	2%	$40,089
Year Ended 5/31/2022	$29.81	1.11%	1.31%	1.02%(d)	1.23%	8%	$39,107
Year Ended 5/31/2021	$31.24	58.97%	1.32%	0.99%(d)	2.62%	29%	$25,393
Year Ended 5/31/2020	$21.12	(1.24%)	1.39%(f)	1.05%(d),(f)	1.43%	18%	$15,554
Year Ended 5/31/2019	$22.90	(5.32%)	1.38%	1.05%(d)	1.39%	21%	$24,725
Year Ended 5/31/2018	$25.25	12.10%	1.40%	1.28%(d)	0.82%	9%	$24,222
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Value Fund | Semiannual Report 2022	17

Notes to Financial Statements
November 30, 2022 (Unaudited)
Note 1. Organization
Columbia Select Large Cap Value Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
18	Columbia Select Large Cap Value Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Columbia Select Large Cap Value Fund | Semiannual Report 2022	19

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (ETFs); Fee Information in Investment Company Advertisements. The rule and form amendments will require mutual funds and ETFs to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format. The rule amendments will require that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments will become effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended November 30, 2022 was 0.67% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
20	Columbia Select Large Cap Value Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, prior to October 1, 2022, Institutional 2 Class shares were subject to a contractual transfer agency fee annual limitation of not more than 0.05% and Institutional 3 Class shares were subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to each share class.
For the six months ended November 30, 2022, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.14
Advisor Class	0.14
Class C	0.14
Institutional Class	0.14
Institutional 2 Class	0.05
Institutional 3 Class	0.00
Class R	0.14
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended November 30, 2022, these minimum account balance fees reduced total expenses of the Fund by $440.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
Columbia Select Large Cap Value Fund | Semiannual Report 2022	21

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $2,696,000 for Class C shares. This amount is based on the most recent information available as of September 30, 2022, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended November 30, 2022, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	176,409
Class C	—	1.00(b)	10,241

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	October 1, 2022 through September 30, 2023	Prior to October 1, 2022
Class A	0.80%	0.80%
Advisor Class	0.55	0.55
Class C	1.55	1.55
Institutional Class	0.55	0.55
Institutional 2 Class	0.47	0.49
Institutional 3 Class	0.42	0.44
Class R	1.05	1.05
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Reflected in the contractual cap commitment, prior to October 1, 2022, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.05% for Institutional 2 Class and 0.00% for Institutional 3 Class of the average daily net assets attributable to each share class. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
22	Columbia Select Large Cap Value Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At November 30, 2022, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,728,410,000	785,764,000	(70,833,000)	714,931,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $90,502,954 and $33,273,427, respectively, for the six months ended November 30, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the six months ended November 30, 2022 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	1,866,667	3.33	3
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at November 30, 2022.
Columbia Select Large Cap Value Fund | Semiannual Report 2022	23

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the six months ended November 30, 2022.
Note 9. Significant risks
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other
24	Columbia Select Large Cap Value Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At November 30, 2022, three unaffiliated shareholders of record owned 46.3% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Select Large Cap Value Fund | Semiannual Report 2022	25

 Approval of Management Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Select Large Cap Value Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in November 2021 and March, April and June 2022, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses to written requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 23, 2022 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
26	Columbia Select Large Cap Value Fund | Semiannual Report 2022

Approval of Management Agreement  (continued)
(Unaudited)
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2022 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided. The Board also considered added personnel and resources obtained by Columbia Threadneedle through Ameriprise Financial’s acquisition of BMO Financial Group’s Europe, Middle East, and Africa (EMEA) asset management business.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2021 in the performance of administrative services, and noted the various enhancements anticipated for 2022. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Columbia Select Large Cap Value Fund | Semiannual Report 2022	27

Approval of Management Agreement  (continued)
(Unaudited)
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by the Investment Manager, including accounts subadvised by the Investment Manager, and discussed differences in how the products are managed and operated, thus explaining many of the differences in fees.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2021 the Board had considered 2020 profitability and that the 2022 information showed that the profitability generated by the Investment Manager in 2021 increased from 2020 levels, due to a variety of factors, including the increased assets under management of the Funds. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
28	Columbia Select Large Cap Value Fund | Semiannual Report 2022

Approval of Management Agreement  (continued)
(Unaudited)
On June 23, 2022, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
Columbia Select Large Cap Value Fund | Semiannual Report 2022	29

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Columbia Select Large Cap Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR216_05_N01_(01/23)

Semiannual Report
November 30, 2022 (Unaudited)
Columbia Select Small Cap Value Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Select Small Cap Value Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Select Small Cap Value Fund  |  Semiannual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with long-term capital appreciation.
Portfolio management
Kari Montanus
Lead Portfolio Manager
Managed Fund since 2014
Jonas Patrikson, CFA
Portfolio Manager
Managed Fund since 2018
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2023 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended November 30, 2022)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	04/25/97	0.92	-4.03	5.67	10.07
	Including sales charges		-4.89	-9.54	4.43	9.43
Advisor Class		11/08/12	1.07	-3.75	5.94	10.35
Class C	Excluding sales charges	05/27/99	0.64	-4.66	4.89	9.26
	Including sales charges		-0.36	-5.52	4.89	9.26
Institutional Class		09/27/10	1.13	-3.73	5.95	10.36
Institutional 2 Class		11/30/01	1.11	-3.71	6.02	10.46
Institutional 3 Class*		10/01/14	1.15	-3.64	6.07	10.42
Class R		04/30/03	0.90	-4.13	5.51	9.85
Russell 2000 Value Index			-0.25	-4.75	5.35	9.67
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 2000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Select Small Cap Value Fund | Semiannual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at November 30, 2022)
Common Stocks	98.4
Money Market Funds	1.6
Rights	0.0(a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at November 30, 2022)
Communication Services	1.8
Consumer Discretionary	10.1
Consumer Staples	1.6
Energy	5.2
Financials	27.4
Health Care	5.8
Industrials	17.8
Information Technology	9.9
Materials	8.9
Real Estate	9.5
Utilities	2.0
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Select Small Cap Value Fund | Semiannual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
June 1, 2022 — November 30, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,009.20	1,018.65	6.45	6.48	1.28
Advisor Class	1,000.00	1,000.00	1,010.70	1,019.90	5.19	5.22	1.03
Class C	1,000.00	1,000.00	1,006.40	1,014.89	10.21	10.25	2.03
Institutional Class	1,000.00	1,000.00	1,011.30	1,019.90	5.19	5.22	1.03
Institutional 2 Class	1,000.00	1,000.00	1,011.10	1,020.21	4.89	4.91	0.97
Institutional 3 Class	1,000.00	1,000.00	1,011.50	1,020.51	4.59	4.61	0.91
Class R	1,000.00	1,000.00	1,009.00	1,017.50	7.60	7.64	1.51
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Select Small Cap Value Fund | Semiannual Report 2022	5

Portfolio of Investments
November 30, 2022 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.4%
Issuer	Shares	Value ($)
Communication Services 1.8%
Media 0.9%
iHeartMedia, Inc., Class A(a)	530,000	4,261,200
Wireless Telecommunication Services 0.9%
Telephone and Data Systems, Inc.	452,104	4,765,176
Total Communication Services		9,026,376
Consumer Discretionary 10.0%
Auto Components 2.9%
Visteon Corp.(a)	100,000	14,680,000
Hotels, Restaurants & Leisure 4.2%
Penn Entertainment, Inc.(a)	44,535	1,567,187
Six Flags Entertainment Corp.(a)	321,170	7,736,985
Texas Roadhouse, Inc.	118,470	11,766,440
Total		21,070,612
Household Durables 1.2%
KB Home	196,665	6,173,314
Textiles, Apparel & Luxury Goods 1.7%
Kontoor Brands, Inc.	195,977	8,515,201
Total Consumer Discretionary		50,439,127
Consumer Staples 1.5%
Food Products 1.5%
Nomad Foods Ltd.(a)	443,422	7,755,451
Total Consumer Staples		7,755,451
Energy 5.1%
Energy Equipment & Services 2.7%
Patterson-UTI Energy, Inc.	764,515	13,723,044
Oil, Gas & Consumable Fuels 2.4%
Devon Energy Corp.	179,397	12,292,283
Total Energy		26,015,327
Financials 26.9%
Banks 13.9%
First Hawaiian, Inc.	388,838	10,323,649
Huntington Bancshares, Inc.	631,825	9,780,651
OceanFirst Financial Corp.	450,000	10,512,000
Pacific Premier Bancorp, Inc.	428,623	15,837,620
Common Stocks (continued)
Issuer	Shares	Value ($)
Popular, Inc.	161,254	11,774,767
Stock Yards Bancorp, Inc.	162,322	12,015,074
Total		70,243,761
Consumer Finance 0.5%
PROG Holdings, Inc.(a)	126,098	2,482,870
Insurance 6.3%
CNO Financial Group, Inc.	400,308	9,399,232
Hanover Insurance Group, Inc. (The)	92,753	13,662,517
Lincoln National Corp.	224,254	8,732,451
Total		31,794,200
Mortgage Real Estate Investment Trusts (REITS) 0.9%
Ladder Capital Corp., Class A	416,221	4,620,053
Thrifts & Mortgage Finance 5.3%
Axos Financial, Inc.(a)	371,820	14,913,700
Radian Group, Inc.	621,310	12,159,037
Total		27,072,737
Total Financials		136,213,621
Health Care 5.7%
Biotechnology —%
OmniAb, Inc.(a),(b),(c),(d)	9,220	0
OmniAb, Inc.(a),(b),(c),(d)	9,220	0
Total		0
Health Care Equipment & Supplies 3.0%
CONMED Corp.	101,129	8,378,538
LivaNova PLC(a)	120,000	6,644,400
Total		15,022,938
Health Care Providers & Services 1.2%
Tenet Healthcare Corp.(a)	128,000	5,911,040
Life Sciences Tools & Services 1.2%
OmniAb, Inc.(a)	119,150	421,791
Syneos Health, Inc.(a)	157,418	5,553,707
Total		5,975,498
Pharmaceuticals 0.3%
Ligand Pharmaceuticals, Inc.(a)	24,316	1,772,636
Total Health Care		28,682,112
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Select Small Cap Value Fund | Semiannual Report 2022

Portfolio of Investments  (continued)
November 30, 2022 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrials 17.6%
Aerospace & Defense 2.6%
Curtiss-Wright Corp.	72,696	12,841,748
Airlines 1.0%
American Airlines Group, Inc.(a)	532	7,677
Spirit Airlines, Inc.(a)	235,938	5,122,214
Total		5,129,891
Building Products 1.6%
Zurn Elkay Water Solutions Corp.	322,458	7,806,708
Commercial Services & Supplies 1.9%
Waste Connections, Inc.	66,511	9,610,839
Construction & Engineering 1.1%
Primoris Services Corp.	250,004	5,337,585
Electrical Equipment 2.8%
Bloom Energy Corp., Class A(a)	226,774	4,828,019
Regal Rexnord Corp.	71,895	9,426,153
Total		14,254,172
Machinery 1.9%
ITT, Inc.	116,032	9,807,025
Professional Services 1.9%
CACI International, Inc., Class A(a)	31,046	9,695,666
Road & Rail 2.8%
Knight-Swift Transportation Holdings, Inc.	257,999	14,300,885
Total Industrials		88,784,519
Information Technology 9.7%
Communications Equipment 5.2%
Extreme Networks, Inc.(a)	907,538	19,031,072
Viavi Solutions, Inc.(a)	648,628	7,348,955
Total		26,380,027
IT Services 0.8%
EPAM Systems, Inc.(a)	10,306	3,798,585
Semiconductors & Semiconductor Equipment 3.7%
Kulicke & Soffa Industries, Inc.	163,457	7,837,763
MACOM Technology Solutions Holdings, Inc.(a)	161,679	11,105,731
Total		18,943,494
Total Information Technology		49,122,106
Common Stocks (continued)
Issuer	Shares	Value ($)
Materials 8.8%
Chemicals 1.6%
Minerals Technologies, Inc.	135,521	8,170,561
Construction Materials 2.1%
Summit Materials, Inc., Class A(a)	356,276	10,791,600
Containers & Packaging 2.7%
O-I Glass, Inc.(a)	815,491	13,382,207
Metals & Mining 2.4%
ATI, Inc.(a)	392,586	11,977,799
Total Materials		44,322,167
Real Estate 9.3%
Equity Real Estate Investment Trusts (REITS) 9.3%
Apple Hospitality REIT, Inc.	700,000	11,942,000
First Industrial Realty Trust, Inc.	187,555	9,480,905
Gaming and Leisure Properties, Inc.	184,629	9,713,332
Outfront Media, Inc.	490,000	8,962,100
Physicians Realty Trust	474,453	7,083,583
Total		47,181,920
Total Real Estate		47,181,920
Utilities 2.0%
Electric Utilities 2.0%
Portland General Electric Co.	205,233	10,103,621
Total Utilities		10,103,621
Total Common Stocks (Cost $348,549,422)		497,646,347

Rights —%

Industrials —%
Airlines —%
American Airlines Escrow(a),(b),(d)	52,560	0
Total Industrials		0
Total Rights (Cost $—)		0

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Small Cap Value Fund | Semiannual Report 2022	7

Portfolio of Investments  (continued)
November 30, 2022 (Unaudited)
Money Market Funds 1.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 3.989%(e),(f)	8,016,636	8,013,429
Total Money Market Funds (Cost $8,013,186)		8,013,429
Total Investments in Securities (Cost: $356,562,608)		505,659,776
Other Assets & Liabilities, Net		(234,981)
Net Assets		505,424,795
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At November 30, 2022, the total value of these securities amounted to $0, which represents less than 0.01% of total net assets.
(c)	Denotes a restricted security, which is subject to legal or contractual restrictions on resale under federal securities laws. Disposal of a restricted investment may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Private placement securities are generally considered to be restricted, although certain of those securities may be traded between qualified institutional investors under the provisions of Section 4(a)(2) and Rule 144A. The Fund will not incur any registration costs upon such a trade. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Fund’s Board of Trustees. At November 30, 2022, the total market value of these securities amounted to $0, which represents less than 0.01% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost ($)	Value ($)
OmniAb, Inc.	02/13/2015-02/27/2015	9,220	—	—
OmniAb, Inc.	02/13/2015-02/27/2015	9,220	—	—
			—	—

(d)	Valuation based on significant unobservable inputs.
(e)	The rate shown is the seven-day current annualized yield at November 30, 2022.
(f)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the period ended November 30, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 3.989%
	7,014,016	29,993,285	(28,994,115)	243	8,013,429	187	59,867	8,016,636
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Select Small Cap Value Fund | Semiannual Report 2022

Portfolio of Investments  (continued)
November 30, 2022 (Unaudited)
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at November 30, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	9,026,376	—	—	9,026,376
Consumer Discretionary	50,439,127	—	—	50,439,127
Consumer Staples	7,755,451	—	—	7,755,451
Energy	26,015,327	—	—	26,015,327
Financials	136,213,621	—	—	136,213,621
Health Care	28,682,112	—	0*	28,682,112
Industrials	88,784,519	—	—	88,784,519
Information Technology	49,122,106	—	—	49,122,106
Materials	44,322,167	—	—	44,322,167
Real Estate	47,181,920	—	—	47,181,920
Utilities	10,103,621	—	—	10,103,621
Total Common Stocks	497,646,347	—	0*	497,646,347
Rights
Industrials	—	—	0*	0*
Total Rights	—	—	0*	0*
Money Market Funds	8,013,429	—	—	8,013,429
Total Investments in Securities	505,659,776	—	0*	505,659,776

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Small Cap Value Fund | Semiannual Report 2022	9

Statement of Assets and Liabilities
November 30, 2022 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $348,549,422)	$497,646,347
Affiliated issuers (cost $8,013,186)	8,013,429
Receivable for:
Capital shares sold	98,004
Dividends	383,357
Foreign tax reclaims	1,696
Expense reimbursement due from Investment Manager	473
Prepaid expenses	9,317
Other assets	892
Total assets	506,153,515
Liabilities
Payable for:
Capital shares purchased	537,257
Management services fees	11,755
Distribution and/or service fees	2,416
Transfer agent fees	40,894
Compensation of board members	102,807
Compensation of chief compliance officer	46
Other expenses	33,545
Total liabilities	728,720
Net assets applicable to outstanding capital stock	$505,424,795
Represented by
Paid in capital	333,641,052
Total distributable earnings (loss)	171,783,743
Total - representing net assets applicable to outstanding capital stock	$505,424,795
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Select Small Cap Value Fund | Semiannual Report 2022

Statement of Assets and Liabilities  (continued)
November 30, 2022 (Unaudited)
Class A
Net assets	$343,945,470
Shares outstanding	17,499,145
Net asset value per share	$19.65
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$20.85
Advisor Class
Net assets	$3,741,922
Shares outstanding	158,200
Net asset value per share	$23.65
Class C
Net assets	$3,526,400
Shares outstanding	280,841
Net asset value per share	$12.56
Institutional Class
Net assets	$50,370,176
Shares outstanding	2,169,721
Net asset value per share	$23.22
Institutional 2 Class
Net assets	$4,770,669
Shares outstanding	202,059
Net asset value per share	$23.61
Institutional 3 Class
Net assets	$97,268,541
Shares outstanding	3,960,743
Net asset value per share	$24.56
Class R
Net assets	$1,801,617
Shares outstanding	100,115
Net asset value per share	$18.00
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Small Cap Value Fund | Semiannual Report 2022	11

Statement of Operations
Six Months Ended November 30, 2022 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$5,714,814
Dividends — affiliated issuers	59,867
Foreign taxes withheld	(22,922)
Total income	5,751,759
Expenses:
Management services fees	2,128,636
Distribution and/or service fees
Class A	416,890
Class C	17,861
Class R	4,585
Transfer agent fees
Class A	217,861
Advisor Class	2,206
Class C	2,333
Institutional Class	30,392
Institutional 2 Class	989
Institutional 3 Class	3,161
Class R	1,248
Compensation of board members	5,453
Custodian fees	2,378
Printing and postage fees	25,920
Registration fees	73,506
Audit fees	15,059
Legal fees	9,203
Compensation of chief compliance officer	46
Other	8,896
Total expenses	2,966,623
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(63,062)
Expense reduction	(500)
Total net expenses	2,903,061
Net investment income	2,848,698
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	19,241,217
Investments — affiliated issuers	187
Net realized gain	19,241,404
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(18,183,704)
Investments — affiliated issuers	243
Net change in unrealized appreciation (depreciation)	(18,183,461)
Net realized and unrealized gain	1,057,943
Net increase in net assets resulting from operations	$3,906,641
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Select Small Cap Value Fund | Semiannual Report 2022

Statement of Changes in Net Assets
	Six Months Ended November 30, 2022 (Unaudited)	Year Ended May 31, 2022
Operations
Net investment income	$2,848,698	$1,208,520
Net realized gain	19,241,404	13,916,690
Net change in unrealized appreciation (depreciation)	(18,183,461)	(63,613,565)
Net increase (decrease) in net assets resulting from operations	3,906,641	(48,488,355)
Distributions to shareholders
Net investment income and net realized gains
Class A	—	(25,903,890)
Advisor Class	—	(200,508)
Class C	—	(451,603)
Institutional Class	—	(2,351,228)
Institutional 2 Class	—	(189,237)
Institutional 3 Class	—	(6,407,644)
Class R	—	(216,248)
Total distributions to shareholders	—	(35,720,358)
Increase (decrease) in net assets from capital stock activity	(23,324,107)	8,016,141
Total decrease in net assets	(19,417,466)	(76,192,572)
Net assets at beginning of period	524,842,261	601,034,833
Net assets at end of period	$505,424,795	$524,842,261
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Small Cap Value Fund | Semiannual Report 2022	13

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	November 30, 2022 (Unaudited)		May 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	170,493	3,131,707	507,534	10,965,300
Distributions reinvested	—	—	1,178,095	25,423,289
Redemptions	(991,996)	(18,315,515)	(1,910,302)	(40,878,780)
Net decrease	(821,503)	(15,183,808)	(224,673)	(4,490,191)
Advisor Class
Subscriptions	18,683	431,285	49,707	1,274,991
Distributions reinvested	—	—	7,565	195,996
Redemptions	(7,068)	(156,088)	(65,444)	(1,694,723)
Net increase (decrease)	11,615	275,197	(8,172)	(223,736)
Class C
Subscriptions	15,174	179,573	78,662	1,121,908
Distributions reinvested	—	—	32,495	451,353
Redemptions	(50,861)	(597,981)	(122,722)	(1,718,346)
Net decrease	(35,687)	(418,408)	(11,565)	(145,085)
Institutional Class
Subscriptions	483,994	10,657,030	1,067,433	26,463,504
Distributions reinvested	—	—	91,784	2,334,077
Redemptions	(462,718)	(10,073,725)	(707,649)	(17,698,937)
Net increase	21,276	583,305	451,568	11,098,644
Institutional 2 Class
Subscriptions	104,429	2,234,186	63,596	1,652,752
Distributions reinvested	—	—	7,314	189,068
Redemptions	(19,239)	(419,664)	(112,688)	(2,872,408)
Net increase (decrease)	85,190	1,814,522	(41,778)	(1,030,588)
Institutional 3 Class
Subscriptions	22,476	518,504	447,140	12,070,432
Distributions reinvested	—	—	217,810	5,852,565
Redemptions	(441,950)	(10,351,487)	(537,418)	(14,359,466)
Net increase (decrease)	(419,474)	(9,832,983)	127,532	3,563,531
Class R
Subscriptions	5,778	97,359	34,423	686,829
Distributions reinvested	—	—	8,864	175,508
Redemptions	(39,515)	(659,291)	(81,587)	(1,618,771)
Net decrease	(33,737)	(561,932)	(38,300)	(756,434)
Total net increase (decrease)	(1,192,320)	(23,324,107)	254,612	8,016,141
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Select Small Cap Value Fund | Semiannual Report 2022

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Columbia Select Small Cap Value Fund | Semiannual Report 2022	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 11/30/2022 (Unaudited)	$19.47	0.10	0.08	0.18	—	—	—
Year Ended 5/31/2022	$22.67	0.03	(1.78)	(1.75)	(0.01)	(1.44)	(1.45)
Year Ended 5/31/2021	$13.83	0.01	9.98	9.99	(0.01)	(1.14)	(1.15)
Year Ended 5/31/2020	$15.83	0.01	(1.99)	(1.98)	(0.02)	(0.00)(e)	(0.02)
Year Ended 5/31/2019	$18.40	0.01	(1.47)	(1.46)	(0.02)	(1.09)	(1.11)
Year Ended 5/31/2018	$18.85	0.08(f)	1.91	1.99	—	(2.44)	(2.44)
Advisor Class
Six Months Ended 11/30/2022 (Unaudited)	$23.40	0.15	0.10	0.25	—	—	—
Year Ended 5/31/2022	$26.94	0.10	(2.14)	(2.04)	(0.06)	(1.44)	(1.50)
Year Ended 5/31/2021	$16.27	0.07	11.79	11.86	(0.05)	(1.14)	(1.19)
Year Ended 5/31/2020	$18.62	0.06	(2.34)	(2.28)	(0.07)	(0.00)(e)	(0.07)
Year Ended 5/31/2019	$21.38	0.05	(1.69)	(1.64)	(0.03)	(1.09)	(1.12)
Year Ended 5/31/2018	$21.49	0.17(f)	2.16	2.33	—	(2.44)	(2.44)
Class C
Six Months Ended 11/30/2022 (Unaudited)	$12.48	0.02	0.06	0.08	—	—	—
Year Ended 5/31/2022	$15.15	(0.09)	(1.14)	(1.23)	—	(1.44)	(1.44)
Year Ended 5/31/2021	$9.59	(0.08)	6.78	6.70	—	(1.14)	(1.14)
Year Ended 5/31/2020	$11.05	(0.07)	(1.39)	(1.46)	—	(0.00)(e)	(0.00)(e)
Year Ended 5/31/2019	$13.29	(0.09)	(1.06)	(1.15)	—	(1.09)	(1.09)
Year Ended 5/31/2018	$14.35	(0.05)(f)	1.43	1.38	—	(2.44)	(2.44)
Institutional Class
Six Months Ended 11/30/2022 (Unaudited)	$22.96	0.14	0.12	0.26	—	—	—
Year Ended 5/31/2022	$26.47	0.09	(2.10)	(2.01)	(0.06)	(1.44)	(1.50)
Year Ended 5/31/2021	$16.00	0.07	11.59	11.66	(0.05)	(1.14)	(1.19)
Year Ended 5/31/2020	$18.31	0.06	(2.30)	(2.24)	(0.07)	(0.00)(e)	(0.07)
Year Ended 5/31/2019	$21.05	0.05	(1.67)	(1.62)	(0.03)	(1.09)	(1.12)
Year Ended 5/31/2018	$21.19	0.15(f)	2.15	2.30	—	(2.44)	(2.44)
Institutional 2 Class
Six Months Ended 11/30/2022 (Unaudited)	$23.35	0.15	0.11	0.26	—	—	—
Year Ended 5/31/2022	$26.89	0.12	(2.15)	(2.03)	(0.07)	(1.44)	(1.51)
Year Ended 5/31/2021	$16.24	0.08	11.77	11.85	(0.06)	(1.14)	(1.20)
Year Ended 5/31/2020	$18.58	0.07	(2.33)	(2.26)	(0.08)	(0.00)(e)	(0.08)
Year Ended 5/31/2019	$21.33	0.08	(1.70)	(1.62)	(0.04)	(1.09)	(1.13)
Year Ended 5/31/2018	$21.43	0.17(f)	2.17	2.34	—	(2.44)	(2.44)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Select Small Cap Value Fund | Semiannual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 11/30/2022 (Unaudited)	$19.65	0.92%	1.31%(c)	1.28%(c),(d)	1.07%(c)	3%	$343,945
Year Ended 5/31/2022	$19.47	(8.35%)	1.28%	1.26%(d)	0.12%	7%	$356,657
Year Ended 5/31/2021	$22.67	74.66%	1.32%	1.28%(d)	0.08%	30%	$420,471
Year Ended 5/31/2020	$13.83	(12.52%)	1.31%	1.31%(d)	0.07%	17%	$281,259
Year Ended 5/31/2019	$15.83	(7.80%)	1.30%	1.30%(d)	0.08%	17%	$379,113
Year Ended 5/31/2018	$18.40	10.88%	1.29%	1.29%(d)	0.42%	20%	$459,420
Advisor Class
Six Months Ended 11/30/2022 (Unaudited)	$23.65	1.07%	1.06%(c)	1.03%(c),(d)	1.32%(c)	3%	$3,742
Year Ended 5/31/2022	$23.40	(8.13%)	1.03%	1.01%(d)	0.37%	7%	$3,430
Year Ended 5/31/2021	$26.94	75.04%	1.07%	1.03%(d)	0.33%	30%	$4,169
Year Ended 5/31/2020	$16.27	(12.32%)	1.06%	1.06%(d)	0.33%	17%	$2,898
Year Ended 5/31/2019	$18.62	(7.50%)	1.04%	1.04%(d)	0.26%	17%	$3,219
Year Ended 5/31/2018	$21.38	11.14%	1.04%	1.04%(d)	0.78%	20%	$5,519
Class C
Six Months Ended 11/30/2022 (Unaudited)	$12.56	0.64%	2.06%(c)	2.03%(c),(d)	0.33%(c)	3%	$3,526
Year Ended 5/31/2022	$12.48	(9.08%)	2.03%	2.01%(d)	(0.62%)	7%	$3,951
Year Ended 5/31/2021	$15.15	73.36%	2.07%	2.03%(d)	(0.66%)	30%	$4,971
Year Ended 5/31/2020	$9.59	(13.18%)	2.06%	2.06%(d)	(0.67%)	17%	$5,402
Year Ended 5/31/2019	$11.05	(8.46%)	2.04%	2.04%(d)	(0.68%)	17%	$9,187
Year Ended 5/31/2018	$13.29	9.98%	2.04%	2.04%(d)	(0.34%)	20%	$30,308
Institutional Class
Six Months Ended 11/30/2022 (Unaudited)	$23.22	1.13%	1.06%(c)	1.03%(c),(d)	1.31%(c)	3%	$50,370
Year Ended 5/31/2022	$22.96	(8.15%)	1.03%	1.01%(d)	0.37%	7%	$49,338
Year Ended 5/31/2021	$26.47	75.06%	1.07%	1.02%(d)	0.33%	30%	$44,918
Year Ended 5/31/2020	$16.00	(12.31%)	1.06%	1.06%(d)	0.32%	17%	$29,670
Year Ended 5/31/2019	$18.31	(7.53%)	1.04%	1.04%(d)	0.25%	17%	$73,967
Year Ended 5/31/2018	$21.05	11.15%	1.04%	1.04%(d)	0.71%	20%	$127,825
Institutional 2 Class
Six Months Ended 11/30/2022 (Unaudited)	$23.61	1.11%	0.99%(c)	0.97%(c)	1.30%(c)	3%	$4,771
Year Ended 5/31/2022	$23.35	(8.10%)	0.97%	0.95%	0.46%	7%	$2,729
Year Ended 5/31/2021	$26.89	75.16%	0.99%	0.96%	0.39%	30%	$4,265
Year Ended 5/31/2020	$16.24	(12.24%)	0.98%	0.98%	0.36%	17%	$2,841
Year Ended 5/31/2019	$18.58	(7.44%)	0.97%	0.97%	0.40%	17%	$9,678
Year Ended 5/31/2018	$21.33	11.22%	0.96%	0.96%	0.78%	20%	$11,770
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Small Cap Value Fund | Semiannual Report 2022	17

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 11/30/2022 (Unaudited)	$24.28	0.17	0.11	0.28	—	—	—
Year Ended 5/31/2022	$27.90	0.13	(2.23)	(2.10)	(0.08)	(1.44)	(1.52)
Year Ended 5/31/2021	$16.81	0.10	12.20	12.30	(0.07)	(1.14)	(1.21)
Year Ended 5/31/2020	$19.23	0.09	(2.42)	(2.33)	(0.09)	(0.00)(e)	(0.09)
Year Ended 5/31/2019	$22.03	0.10	(1.77)	(1.67)	(0.04)	(1.09)	(1.13)
Year Ended 5/31/2018	$22.05	0.18(f)	2.24	2.42	—	(2.44)	(2.44)
Class R
Six Months Ended 11/30/2022 (Unaudited)	$17.84	0.07	0.09	0.16	—	—	—
Year Ended 5/31/2022	$20.94	0.00(e)	(1.64)	(1.64)	(0.02)	(1.44)	(1.46)
Year Ended 5/31/2021	$12.83	0.02	9.23	9.25	—	(1.14)	(1.14)
Year Ended 5/31/2020	$14.71	(0.03)	(1.85)	(1.88)	—	(0.00)(e)	(0.00)(e)
Year Ended 5/31/2019	$17.20	(0.03)	(1.37)	(1.40)	—	(1.09)	(1.09)
Year Ended 5/31/2018	$17.81	0.04(f)	1.79	1.83	—	(2.44)	(2.44)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Rounds to zero.
(f)	Net investment income per share includes special dividends. The per share effect of these dividends amounted to:

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class	Class R
05/31/2018	$0.22	$0.28	$0.16	$0.26	$0.26	$0.26	$0.22
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Select Small Cap Value Fund | Semiannual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 11/30/2022 (Unaudited)	$24.56	1.15%	0.93%(c)	0.91%(c)	1.44%(c)	3%	$97,269
Year Ended 5/31/2022	$24.28	(8.05%)	0.92%	0.90%	0.48%	7%	$106,349
Year Ended 5/31/2021	$27.90	75.30%	0.94%	0.89%	0.44%	30%	$118,636
Year Ended 5/31/2020	$16.81	(12.20%)	0.93%	0.93%	0.46%	17%	$11,355
Year Ended 5/31/2019	$19.23	(7.41%)	0.92%	0.92%	0.47%	17%	$13,299
Year Ended 5/31/2018	$22.03	11.27%	0.91%	0.91%	0.79%	20%	$15,117
Class R
Six Months Ended 11/30/2022 (Unaudited)	$18.00	0.90%	1.54%(c)	1.51%(c),(d)	0.87%(c)	3%	$1,802
Year Ended 5/31/2022	$17.84	(8.52%)	1.39%	1.38%(d)	0.02%	7%	$2,388
Year Ended 5/31/2021	$20.94	74.76%	1.26%	1.22%(d)	0.12%	30%	$3,604
Year Ended 5/31/2020	$12.83	(12.76%)	1.56%	1.56%(d)	(0.19%)	17%	$2,579
Year Ended 5/31/2019	$14.71	(7.97%)	1.54%	1.54%(d)	(0.21%)	17%	$5,720
Year Ended 5/31/2018	$17.20	10.60%	1.54%	1.54%(d)	0.23%	20%	$9,018
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Small Cap Value Fund | Semiannual Report 2022	19

Notes to Financial Statements
November 30, 2022 (Unaudited)
Note 1. Organization
Columbia Select Small Cap Value Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
20	Columbia Select Small Cap Value Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Columbia Select Small Cap Value Fund | Semiannual Report 2022	21

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (ETFs); Fee Information in Investment Company Advertisements. The rule and form amendments will require mutual funds and ETFs to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format. The rule amendments will require that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments will become effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.75% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended November 30, 2022 was 0.87% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
22	Columbia Select Small Cap Value Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the six months ended November 30, 2022, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.13
Advisor Class	0.13
Class C	0.13
Institutional Class	0.13
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.13
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended November 30, 2022, these minimum account balance fees reduced total expenses of the Fund by $500.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
Columbia Select Small Cap Value Fund | Semiannual Report 2022	23

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $2,118,000 for Class C shares. This amount is based on the most recent information available as of September 30, 2022, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced. For Class R shares, the Fund currently pays the distribution fees up to the point where the Distributor’s expenses are fully recovered.
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended November 30, 2022, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	26,426
Class C	—	1.00(b)	141

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	October 1, 2022 through September 30, 2023	Prior to October 1, 2022
Class A	1.28%	1.28%
Advisor Class	1.03	1.03
Class C	2.03	2.03
Institutional Class	1.03	1.03
Institutional 2 Class	0.96	0.97
Institutional 3 Class	0.91	0.92
Class R	1.53	1.53
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
24	Columbia Select Small Cap Value Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
At November 30, 2022, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
356,563,000	182,197,000	(33,100,000)	149,097,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. The Fund will elect to treat the following late-year ordinary losses and post-October capital losses at May 31, 2022 as arising on June 1, 2022.
Late year ordinary losses ($)	Post-October capital losses ($)
—	513,446
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $15,671,048 and $36,764,539, respectively, for the six months ended November 30, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the six months ended November 30, 2022.
Columbia Select Small Cap Value Fund | Semiannual Report 2022	25

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the six months ended November 30, 2022.
Note 9. Significant risks
Financial sector risk
The Fund is more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in
26	Columbia Select Small Cap Value Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At November 30, 2022, affiliated shareholders of record owned 73.3% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
Columbia Select Small Cap Value Fund | Semiannual Report 2022	27

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
28	Columbia Select Small Cap Value Fund | Semiannual Report 2022

 Approval of Management Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Select Small Cap Value Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in November 2021 and March, April and June 2022, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses to written requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 23, 2022 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Columbia Select Small Cap Value Fund | Semiannual Report 2022	29

Approval of Management Agreement  (continued)
(Unaudited)
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2022 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided. The Board also considered added personnel and resources obtained by Columbia Threadneedle through Ameriprise Financial’s acquisition of BMO Financial Group’s Europe, Middle East, and Africa (EMEA) asset management business.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2021 in the performance of administrative services, and noted the various enhancements anticipated for 2022. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
30	Columbia Select Small Cap Value Fund | Semiannual Report 2022

Approval of Management Agreement  (continued)
(Unaudited)
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by the Investment Manager and discussed differences in how the products are managed and operated, thus explaining many of the differences in fees.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2021 the Board had considered 2020 profitability and that the 2022 information showed that the profitability generated by the Investment Manager in 2021 increased from 2020 levels, due to a variety of factors, including the increased assets under management of the Funds. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
Columbia Select Small Cap Value Fund | Semiannual Report 2022	31

Approval of Management Agreement  (continued)
(Unaudited)
On June 23, 2022, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
32	Columbia Select Small Cap Value Fund | Semiannual Report 2022

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Columbia Select Small Cap Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR218_05_N01_(01/23)

Semiannual Report
November 30, 2022 (Unaudited)
Columbia Flexible Capital Income Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Flexible Capital Income Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Flexible Capital Income Fund  |  Semiannual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders current income, with long-term capital appreciation.
Portfolio management
David King, CFA
Co-Portfolio Manager
Managed Fund since 2011
Yan Jin
Co-Portfolio Manager
Managed Fund since 2011
Grace Lee, CAIA
Co-Portfolio Manager
Managed Fund since 2020
Average annual total returns (%) (for the period ended November 30, 2022)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	07/28/11	-3.79	-4.22	6.40	7.78
	Including sales charges		-9.33	-9.73	5.14	7.15
Advisor Class		11/08/12	-3.76	-4.00	6.64	8.04
Class C	Excluding sales charges	07/28/11	-4.20	-4.94	5.59	6.97
	Including sales charges		-5.14	-5.81	5.59	6.97
Institutional Class		07/28/11	-3.73	-4.04	6.65	8.05
Institutional 2 Class		11/08/12	-3.75	-3.98	6.68	8.09
Institutional 3 Class*		03/01/17	-3.64	-3.92	6.73	7.99
Class R		07/28/11	-3.99	-4.48	6.12	7.50
Blended Benchmark			-1.36	-9.72	6.42	8.15
Bloomberg U.S. Aggregate Bond Index			-4.06	-12.84	0.21	1.09
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Blended Benchmark, established by the Investment Manager, is composed of one-third each of the Russell 1000 Value Index, the Bloomberg U.S. Corporate Investment Grade & High Yield Index and the Bloomberg U.S. Convertible Composite Index. The Russell 1000 Value Index measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Bloomberg U.S. Corporate Investment Grade & High Yield Index measures the performance of investment grade and non-investment grade, fixed-rate and taxable corporate bonds. It includes USD-denominated securities publicly issued by U.S. and non U.S. industrial, utility, and financial issuers that meet specified maturity, liquidity, and quality requirements. The Bloomberg U.S. Convertible Composite Index measures the performance of all four major classes of USD equity-linked securities including: convertible cash coupon bonds, zero-coupon bonds, preferred convertibles with fixed par amounts and mandatory equity-linked securities.
The Bloomberg U.S. Aggregate Bond Index measures the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Flexible Capital Income Fund | Semiannual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at November 30, 2022)
Common Stocks	47.4
Convertible Bonds	10.3
Convertible Preferred Stocks	8.2
Corporate Bonds & Notes	32.6
Money Market Funds	0.9
Preferred Debt	0.6
Warrants	0.0(a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4	Columbia Flexible Capital Income Fund | Semiannual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
June 1, 2022 — November 30, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	962.10	1,020.10	4.87	5.01	0.99
Advisor Class	1,000.00	1,000.00	962.40	1,021.36	3.64	3.75	0.74
Class C	1,000.00	1,000.00	958.00	1,016.34	8.54	8.80	1.74
Institutional Class	1,000.00	1,000.00	962.70	1,021.36	3.64	3.75	0.74
Institutional 2 Class	1,000.00	1,000.00	962.50	1,021.51	3.49	3.60	0.71
Institutional 3 Class	1,000.00	1,000.00	963.60	1,021.71	3.30	3.40	0.67
Class R	1,000.00	1,000.00	960.10	1,018.85	6.09	6.28	1.24
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Flexible Capital Income Fund | Semiannual Report 2022	5

Portfolio of Investments
November 30, 2022 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 46.7%
Issuer	Shares	Value ($)
Communication Services 2.4%
Diversified Telecommunication Services 1.9%
AT&T, Inc.	825,000	15,906,000
Verizon Communications, Inc.	275,000	10,719,500
Total		26,625,500
Media 0.5%
Comcast Corp., Class A	210,000	7,694,400
Total Communication Services		34,319,900
Consumer Discretionary 1.8%
Hotels, Restaurants & Leisure 0.5%
Darden Restaurants, Inc.	55,000	8,084,450
Household Durables 0.5%
Newell Brands, Inc.	550,000	7,133,500
Specialty Retail 0.8%
Home Depot, Inc. (The)	35,000	11,339,650
Total Consumer Discretionary		26,557,600
Consumer Staples 2.5%
Food Products 1.4%
Bunge Ltd.	75,000	7,863,000
Kraft Heinz Co. (The)	300,000	11,805,000
Total		19,668,000
Tobacco 1.1%
Philip Morris International, Inc.	160,000	15,947,200
Total Consumer Staples		35,615,200
Energy 5.6%
Oil, Gas & Consumable Fuels 5.6%
Chesapeake Energy Corp.	70,000	7,245,000
Chevron Corp.	80,000	14,664,800
Devon Energy Corp.	120,000	8,222,400
Enviva, Inc.	110,000	6,242,500
EOG Resources, Inc.	110,000	15,612,300
Exxon Mobil Corp.	200,000	22,268,000
Valero Energy Corp.	50,000	6,681,000
Total		80,936,000
Total Energy		80,936,000
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 10.3%
Banks 3.8%
Citizens Financial Group, Inc.	175,000	7,416,500
JPMorgan Chase & Co.	125,000	17,272,500
M&T Bank Corp.	87,500	14,876,750
PNC Financial Services Group, Inc. (The)	90,000	15,143,400
Total		54,709,150
Capital Markets 3.7%
Ares Capital Corp.	750,000	14,737,500
BlackRock, Inc.	11,500	8,234,000
Blackstone Secured Lending Fund	300,000	7,182,000
Blackstone, Inc.	77,500	7,093,575
Morgan Stanley	180,000	16,752,600
Total		53,999,675
Insurance 1.1%
MetLife, Inc.	200,000	15,340,000
Mortgage Real Estate Investment Trusts (REITS) 1.7%
Blackstone Mortgage Trust, Inc.	400,000	10,108,000
Starwood Property Trust, Inc.	700,000	14,987,000
Total		25,095,000
Total Financials		149,143,825
Health Care 5.6%
Biotechnology 1.6%
AbbVie, Inc.	95,000	15,312,100
Amgen, Inc.	25,000	7,160,000
Total		22,472,100
Pharmaceuticals 4.0%
Amryt Pharma PLC, ADR(a)	172,608	1,228,969
Bristol-Myers Squibb Co.	150,000	12,042,000
Johnson & Johnson	60,000	10,680,000
Merck & Co., Inc.	175,000	19,271,000
Pfizer, Inc.	300,000	15,039,000
Total		58,260,969
Total Health Care		80,733,069
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Flexible Capital Income Fund | Semiannual Report 2022

Portfolio of Investments  (continued)
November 30, 2022 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrials 3.2%
Aerospace & Defense 1.0%
Raytheon Technologies Corp.	150,000	14,808,000
Air Freight & Logistics 1.1%
United Parcel Service, Inc., Class B	85,000	16,127,050
Machinery 1.1%
AGCO Corp.	60,000	7,963,200
Stanley Black & Decker, Inc.	92,500	7,559,100
Total		15,522,300
Total Industrials		46,457,350
Information Technology 7.8%
Communications Equipment 1.8%
Cisco Systems, Inc.	350,000	17,402,000
Juniper Networks, Inc.	235,000	7,811,400
Total		25,213,400
Electronic Equipment, Instruments & Components 1.0%
Corning, Inc.	435,000	14,846,550
IT Services 1.2%
International Business Machines Corp.	115,000	17,123,500
Semiconductors & Semiconductor Equipment 3.3%
Broadcom, Inc.	29,000	15,979,870
Intel Corp.	260,000	7,818,200
QUALCOMM, Inc.	62,500	7,905,625
Texas Instruments, Inc.	85,000	15,339,100
Total		47,042,795
Technology Hardware, Storage & Peripherals 0.5%
HP, Inc.	250,000	7,510,000
Total Information Technology		111,736,245
Materials 2.0%
Chemicals 1.5%
Dow, Inc.	285,000	14,526,450
Nutrien Ltd.	85,000	6,834,000
Total		21,360,450
Metals & Mining 0.5%
Newmont Corp.	160,000	7,595,200
Total Materials		28,955,650
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate 3.4%
Equity Real Estate Investment Trusts (REITS) 3.4%
Crown Castle, Inc.	45,000	6,364,350
Life Storage, Inc.	65,000	6,986,850
Medical Properties Trust, Inc.	600,000	7,872,000
Simon Property Group, Inc.	72,500	8,659,400
VICI Properties, Inc.	325,000	11,115,000
Welltower, Inc.	110,000	7,813,300
Total		48,810,900
Total Real Estate		48,810,900
Utilities 2.1%
Electric Utilities 1.5%
Duke Energy Corp.	70,000	6,995,100
Entergy Corp.	65,000	7,557,550
FirstEnergy Corp.	185,000	7,629,400
Total		22,182,050
Multi-Utilities 0.6%
DTE Energy Co.	68,580	7,955,966
Total Utilities		30,138,016
Total Common Stocks (Cost $578,173,642)		673,403,755

Convertible Bonds 10.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Airlines 0.5%
American Airlines Group, Inc.
07/01/2025	6.500%	6,500,000	7,348,250
Automotive 0.2%
Lucid Group, Inc.(b)
12/15/2026	1.250%	5,500,000	3,059,375
Cable and Satellite 0.9%
DISH Network Corp.
Subordinated
08/15/2026	3.375%	20,000,000	12,950,000
Diversified Manufacturing 0.5%
Greenbrier Companies, Inc. (The)
04/15/2028	2.875%	8,500,000	7,943,250
Food and Beverage 0.8%
Post Holdings, Inc.(b)
08/15/2027	2.500%	10,200,000	10,873,200

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Semiannual Report 2022	7

Portfolio of Investments  (continued)
November 30, 2022 (Unaudited)
Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Health Care 0.7%
CONMED Corp.(b)
06/15/2027	2.250%	7,500,000	6,648,750
Invacare Corp.
11/15/2024	5.000%	4,500,000	3,797,652
Total			10,446,402
Independent Energy 0.0%
Chesapeake Energy Escrow
09/15/2026	5.500%	10,500,000	236,250
Leisure 1.1%
NCL Corp Ltd.
08/01/2025	5.375%	6,200,000	7,306,700
Royal Caribbean Cruises Ltd.(b)
08/15/2025	6.000%	5,700,000	8,105,302
Total			15,412,002
Media and Entertainment 0.3%
fuboTV, Inc.
02/15/2026	3.250%	9,000,000	4,189,500
Other Financial Institutions 0.6%
RWT Holdings, Inc.
10/01/2025	5.750%	10,050,000	8,316,375
Other REIT 1.1%
PennyMac Corp.
03/15/2026	5.500%	16,500,000	13,963,125
Redwood Trust, Inc.(b)
06/15/2027	7.750%	2,000,000	1,776,250
Total			15,739,375
Pharmaceuticals 1.5%
Aegerion Pharmaceuticals, Inc.(b)
04/01/2025	5.000%	1,012,542	965,762
BridgeBio Pharma, Inc.
02/01/2029	2.250%	15,500,000	6,219,375
Clovis Oncology, Inc.
05/01/2025	0.000%	11,700,000	877,500
Cytokinetics, Inc.(b)
07/01/2027	3.500%	5,700,000	6,298,500
Tilray, Inc.
10/01/2023	5.000%	7,000,000	6,784,962
Total			21,146,099
Retailers 0.9%
Farfetch Ltd.
05/01/2027	3.750%	7,500,000	7,160,242
Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wayfair, Inc.(b)
09/15/2027	3.250%	7,700,000	6,190,800
Total			13,351,042
Technology 1.1%
2U, Inc.
05/01/2025	2.250%	9,500,000	6,369,750
Infinera Corp.(b)
08/01/2028	3.750%	7,400,000	9,115,805
Total			15,485,555
Total Convertible Bonds (Cost $173,031,583)			146,496,675

Convertible Preferred Stocks 8.1%
Issuer		Shares	Value ($)
Consumer Discretionary 0.5%
Auto Components 0.5%
Aptiv PLC	5.500%	65,000	7,833,800
Total Consumer Discretionary			7,833,800
Financials 1.3%
Banks 1.0%
Bank of America Corp.	7.250%	11,500	14,007,000
Capital Markets 0.3%
AMG Capital Trust II	5.150%	87,500	4,481,750
Total Financials			18,488,750
Health Care 1.5%
Health Care Equipment & Supplies 1.5%
Becton Dickinson and Co.	6.000%	225,000	11,175,750
Boston Scientific Corp.	5.500%	100,000	11,294,000
Total			22,469,750
Total Health Care			22,469,750
Industrials 0.5%
Professional Services 0.5%
Clarivate PLC	5.250%	155,000	6,624,700
Total Industrials			6,624,700
Information Technology 0.7%
Electronic Equipment, Instruments & Components 0.7%
Coherent Corp.	6.000%	57,500	9,597,031
Total Information Technology			9,597,031

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Flexible Capital Income Fund | Semiannual Report 2022

Portfolio of Investments  (continued)
November 30, 2022 (Unaudited)
Convertible Preferred Stocks (continued)
Issuer		Shares	Value ($)
Utilities 3.6%
Electric Utilities 1.0%
NextEra Energy, Inc.	6.926%	300,000	14,787,000
Gas Utilities 1.5%
Spire, Inc.	7.500%	215,000	11,051,547
UGI Corp.	7.250%	120,000	10,486,800
Total			21,538,347
Multi-Utilities 1.1%
NiSource, Inc.	7.750%	145,000	15,633,900
Total Utilities			51,959,247
Total Convertible Preferred Stocks (Cost $125,120,695)			116,973,278

Corporate Bonds & Notes 32.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 2.1%
Bombardier, Inc.(b)
06/15/2026	7.125%	15,500,000	15,223,165
Rolls-Royce PLC(b)
10/15/2027	5.750%	8,133,000	7,783,231
Spirit AeroSystems, Inc.(b)
04/15/2025	7.500%	7,200,000	7,121,386
Total			30,127,782
Cable and Satellite 0.2%
Telesat Canada/LLC(b)
10/15/2027	6.500%	7,114,000	2,189,843
Chemicals 0.9%
Innophos Holdings, Inc.(b)
02/15/2028	9.375%	7,000,000	6,866,787
Olympus Water US Holding Corp.(b)
10/01/2029	6.250%	9,000,000	6,475,804
Total			13,342,591
Construction Machinery 0.3%
PECF USS Intermediate Holding III Corp.(b)
11/15/2029	8.000%	8,350,000	4,947,745
Consumer Cyclical Services 1.0%
Staples, Inc.(b)
04/15/2026	7.500%	7,500,000	6,689,393
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Uber Technologies, Inc.(b)
09/15/2027	7.500%	2,600,000	2,611,681
01/15/2028	6.250%	4,695,000	4,575,515
Total			13,876,589
Consumer Products 1.2%
Mattel, Inc.
10/01/2040	6.200%	2,770,000	2,367,924
11/01/2041	5.450%	1,100,000	874,339
Newell Brands, Inc.
09/15/2027	6.375%	3,664,000	3,603,931
09/15/2029	6.625%	3,750,000	3,699,896
SWF Escrow Issuer Corp.(b)
10/01/2029	6.500%	10,500,000	6,136,911
Total			16,683,001
Electric 0.5%
Pacific Gas and Electric Co.
06/15/2027	5.450%	7,000,000	6,834,767
Finance Companies 0.5%
Curo Group Holdings Corp.(b)
08/01/2028	7.500%	9,000,000	3,689,533
Fortress Transportation and Infrastructure Investors LLC(b)
08/01/2027	9.750%	3,240,000	3,268,966
Total			6,958,499
Food and Beverage 1.4%
Triton Water Holdings, Inc.(b)
04/01/2029	6.250%	13,929,000	10,847,837
United Natural Foods, Inc.(b)
10/15/2028	6.750%	10,320,000	10,012,083
Total			20,859,920
Gaming 1.2%
Colt Merger Sub, Inc.(b)
07/01/2027	8.125%	7,299,000	7,327,764
Scientific Games Holdings LP/US FinCo, Inc.(b)
03/01/2030	6.625%	12,500,000	10,578,142
Total			17,905,906
Health Care 2.1%
Quotient Ltd.(b),(c),(d)
10/15/2025	12.000%	1,219,166	1,219,167
10/15/2025	12.000%	522,500	522,500
Surgery Center Holdings, Inc.(b)
07/01/2025	6.750%	15,000,000	14,782,486

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Semiannual Report 2022	9

Portfolio of Investments  (continued)
November 30, 2022 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Tenet Healthcare Corp.(b)
10/01/2028	6.125%	15,521,000	13,690,849
Total			30,215,002
Independent Energy 3.5%
Hilcorp Energy I LP/Finance Co.(b)
04/15/2030	6.000%	16,000,000	14,768,258
Oasis Petroleum, Inc.(b)
06/01/2026	6.375%	7,500,000	7,334,194
Occidental Petroleum Corp.
07/15/2044	4.500%	9,800,000	7,887,410
04/15/2046	4.400%	10,600,000	8,416,500
Southwestern Energy Co.
02/01/2029	5.375%	12,220,000	11,538,208
Total			49,944,570
Leisure 2.6%
Carnival Corp.(b)
05/01/2029	6.000%	16,500,000	11,692,972
06/01/2030	10.500%	4,000,000	3,425,590
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC
10/01/2028	6.500%	7,300,000	7,016,050
NCL Corp., Ltd.(b)
02/15/2029	7.750%	9,500,000	7,606,438
Royal Caribbean Cruises Ltd.(b)
08/15/2027	11.625%	7,243,000	7,380,417
Total			37,121,467
Media and Entertainment 2.7%
Clear Channel Outdoor Holdings, Inc.(b)
04/15/2028	7.750%	18,000,000	13,504,971
Deluxe Corp.(b)
06/01/2029	8.000%	8,000,000	6,620,997
Lions Gate Capital Holdings LLC(b)
04/15/2029	5.500%	17,500,000	11,375,000
Mav Acquisition Corp.(b)
08/01/2029	8.000%	9,000,000	7,628,508
Total			39,129,476
Metals and Mining 0.3%
CONSOL Energy, Inc.(b)
11/15/2025	11.000%	4,630,000	4,748,388
Oil Field Services 0.5%
Nabors Industries Ltd.(b)
01/15/2026	7.250%	4,568,000	4,388,419
01/15/2028	7.500%	3,231,000	2,953,281
Total			7,341,700
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Other Financial Institutions 0.3%
WeWork Companies, Inc.(b)
05/01/2025	7.875%	9,300,000	4,750,918
Packaging 1.5%
ARD Finance SA(b),(e)
06/30/2027	6.500%	8,754,310	6,480,888
BWAY Holding Co.(b)
04/15/2025	7.250%	16,000,000	14,524,205
Total			21,005,093
Paper 0.5%
Sylvamo Corp.(b)
09/01/2029	7.000%	7,800,000	7,541,798
Pharmaceuticals 0.8%
1375209 BC Ltd.(b)
01/30/2028	9.000%	1,957,000	1,922,015
Bausch Health Companies, Inc.(b)
09/30/2028	11.000%	3,477,000	2,680,096
10/15/2030	14.000%	695,000	390,879
Organon Finance 1 LLC(b)
04/30/2031	5.125%	7,523,000	6,674,783
Total			11,667,773
Restaurants 1.0%
Fertitta Entertainment LLC/Finance Co., Inc.(b)
01/15/2030	6.750%	17,500,000	14,726,192
Retailers 1.3%
Academy Ltd.(b)
11/15/2027	6.000%	7,833,000	7,477,347
L Brands, Inc.(b)
10/01/2030	6.625%	7,500,000	7,030,404
Magic MergeCo, Inc.(b)
05/01/2029	7.875%	6,500,000	3,842,555
Total			18,350,306
Supermarkets 0.4%
Safeway, Inc.
02/01/2031	7.250%	6,088,000	6,087,535
Technology 5.1%
Avaya, Inc.(b)
09/15/2028	6.125%	8,500,000	3,749,085
Consensus Cloud Solutions, Inc.(b)
10/15/2026	6.000%	8,000,000	7,422,601
Diebold Nixdorf, Inc.(b)
07/15/2025	9.375%	2,700,000	1,909,210

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Flexible Capital Income Fund | Semiannual Report 2022

Portfolio of Investments  (continued)
November 30, 2022 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Diebold, Inc.
04/15/2024	8.500%	13,000,000	7,112,525
Minerva Merger Sub, Inc.(b)
02/15/2030	6.500%	13,000,000	9,716,812
Neptune Bidco US, Inc.(b)
04/15/2029	9.290%	7,772,000	7,483,913
NortonLifeLock, Inc.(b)
09/30/2027	6.750%	10,000,000	10,042,748
09/30/2030	7.125%	5,000,000	5,040,044
Picard Midco, Inc.(b)
03/31/2029	6.500%	8,000,000	6,996,773
Rocket Software, Inc.(b)
02/15/2029	6.500%	14,125,000	11,135,254
Sabre GLBL, Inc.(b)
04/15/2025	9.250%	2,200,000	2,193,115
09/01/2025	7.375%	1,077,000	1,026,054
Total			73,828,134
Wirelines 0.2%
Front Range BidCo, Inc.(b)
03/01/2028	6.125%	6,500,000	3,528,808
Total Corporate Bonds & Notes (Cost $551,518,045)			463,713,803

Preferred Debt 0.6%
Issuer	Coupon Rate	Shares	Value ($)
Banking 0.6%
Citigroup Capital XIII(f)
10/30/2040	10.785%	285,000	8,139,600
Total Preferred Debt (Cost $7,605,226)			8,139,600
Warrants 0.0%
Issuer	Shares	Value ($)
Health Care 0.0%
Health Care Equipment & Supplies 0.0%
Quotient Ltd.(a)	24,163	18
Quotient Ltd.(a)	111,309	529
Total		547
Total Health Care		547
Total Warrants (Cost $—)		547

Money Market Funds 0.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 3.989%(g),(h)	13,418,587	13,413,219
Total Money Market Funds (Cost $13,411,317)		13,413,219
Total Investments in Securities (Cost: $1,448,860,508)		1,422,140,877
Other Assets & Liabilities, Net		19,796,649
Net Assets		1,441,937,526

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At November 30, 2022, the total value of these securities amounted to $451,308,462, which represents 31.30% of total net assets.
(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At November 30, 2022, the total value of these securities amounted to $1,741,667, which represents 0.12% of total net assets.
(d)	Valuation based on significant unobservable inputs.
(e)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(f)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of November 30, 2022.
(g)	The rate shown is the seven-day current annualized yield at November 30, 2022.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Semiannual Report 2022	11

Portfolio of Investments  (continued)
November 30, 2022 (Unaudited)
Notes to Portfolio of Investments  (continued)
(h)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the period ended November 30, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 3.989%
	20,206,575	204,691,402	(211,486,660)	1,902	13,413,219	(4,819)	267,857	13,418,587
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at November 30, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	34,319,900	—	—	34,319,900
Consumer Discretionary	26,557,600	—	—	26,557,600
Consumer Staples	35,615,200	—	—	35,615,200
Energy	80,936,000	—	—	80,936,000
Financials	149,143,825	—	—	149,143,825
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Flexible Capital Income Fund | Semiannual Report 2022

Portfolio of Investments  (continued)
November 30, 2022 (Unaudited)
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Health Care	80,733,069	—	—	80,733,069
Industrials	46,457,350	—	—	46,457,350
Information Technology	111,736,245	—	—	111,736,245
Materials	28,955,650	—	—	28,955,650
Real Estate	48,810,900	—	—	48,810,900
Utilities	30,138,016	—	—	30,138,016
Total Common Stocks	673,403,755	—	—	673,403,755
Convertible Bonds	—	146,496,675	—	146,496,675
Convertible Preferred Stocks
Consumer Discretionary	—	7,833,800	—	7,833,800
Financials	—	18,488,750	—	18,488,750
Health Care	—	22,469,750	—	22,469,750
Industrials	—	6,624,700	—	6,624,700
Information Technology	—	9,597,031	—	9,597,031
Utilities	—	51,959,247	—	51,959,247
Total Convertible Preferred Stocks	—	116,973,278	—	116,973,278
Corporate Bonds & Notes	—	461,972,136	1,741,667	463,713,803
Preferred Debt	8,139,600	—	—	8,139,600
Warrants
Health Care	—	547	—	547
Total Warrants	—	547	—	547
Money Market Funds	13,413,219	—	—	13,413,219
Total Investments in Securities	694,956,574	725,442,636	1,741,667	1,422,140,877
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Semiannual Report 2022	13

Statement of Assets and Liabilities
November 30, 2022 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,435,449,191)	$1,408,727,658
Affiliated issuers (cost $13,411,317)	13,413,219
Receivable for:
Investments sold	20,485,688
Capital shares sold	2,507,237
Dividends	4,732,755
Interest	10,613,485
Foreign tax reclaims	19,920
Prepaid expenses	13,821
Other assets	35,670
Total assets	1,460,549,453
Liabilities
Payable for:
Investments purchased	16,885,394
Capital shares purchased	1,497,773
Management services fees	24,583
Distribution and/or service fees	8,382
Transfer agent fees	91,906
Compensation of board members	70,018
Compensation of chief compliance officer	131
Other expenses	33,740
Total liabilities	18,611,927
Net assets applicable to outstanding capital stock	$1,441,937,526
Represented by
Paid in capital	1,453,575,542
Total distributable earnings (loss)	(11,638,016)
Total - representing net assets applicable to outstanding capital stock	$1,441,937,526
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Flexible Capital Income Fund | Semiannual Report 2022

Statement of Assets and Liabilities  (continued)
November 30, 2022 (Unaudited)
Class A
Net assets	$370,073,174
Shares outstanding	27,077,507
Net asset value per share	$13.67
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$14.50
Advisor Class
Net assets	$54,832,612
Shares outstanding	3,972,515
Net asset value per share	$13.80
Class C
Net assets	$217,377,569
Shares outstanding	16,017,820
Net asset value per share	$13.57
Institutional Class
Net assets	$720,357,364
Shares outstanding	52,721,900
Net asset value per share	$13.66
Institutional 2 Class
Net assets	$54,987,047
Shares outstanding	3,980,411
Net asset value per share	$13.81
Institutional 3 Class
Net assets	$23,351,710
Shares outstanding	1,717,109
Net asset value per share	$13.60
Class R
Net assets	$958,050
Shares outstanding	70,179
Net asset value per share	$13.65
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Semiannual Report 2022	15

Statement of Operations
Six Months Ended November 30, 2022 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$20,394,536
Dividends — affiliated issuers	267,857
Interest	22,623,570
Foreign taxes withheld	(18,720)
Total income	43,267,243
Expenses:
Management services fees	4,465,953
Distribution and/or service fees
Class A	445,629
Class C	1,114,802
Class R	2,578
Transfer agent fees
Class A	143,451
Advisor Class	21,757
Class C	89,683
Institutional Class	282,311
Institutional 2 Class	15,778
Institutional 3 Class	875
Class R	415
Compensation of board members	13,745
Custodian fees	4,517
Printing and postage fees	37,626
Registration fees	84,997
Audit fees	15,060
Legal fees	15,212
Compensation of chief compliance officer	131
Other	18,079
Total expenses	6,772,599
Expense reduction	(60)
Total net expenses	6,772,539
Net investment income	36,494,704
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(32,367,757)
Investments — affiliated issuers	(4,819)
Net realized loss	(32,372,576)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(63,085,760)
Investments — affiliated issuers	1,902
Net change in unrealized appreciation (depreciation)	(63,083,858)
Net realized and unrealized loss	(95,456,434)
Net decrease in net assets resulting from operations	$(58,961,730)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Flexible Capital Income Fund | Semiannual Report 2022

Statement of Changes in Net Assets
	Six Months Ended November 30, 2022 (Unaudited)	Year Ended May 31, 2022
Operations
Net investment income	$36,494,704	$58,163,026
Net realized gain (loss)	(32,372,576)	57,932,135
Net change in unrealized appreciation (depreciation)	(63,083,858)	(129,244,474)
Net decrease in net assets resulting from operations	(58,961,730)	(13,149,313)
Distributions to shareholders
Net investment income and net realized gains
Class A	(8,513,447)	(28,924,537)
Advisor Class	(1,363,073)	(4,896,894)
Class C	(4,525,731)	(18,629,219)
Institutional Class	(17,688,496)	(53,681,002)
Institutional 2 Class	(1,428,949)	(5,504,814)
Institutional 3 Class	(568,068)	(1,764,705)
Class R	(23,366)	(87,902)
Total distributions to shareholders	(34,111,130)	(113,489,073)
Increase in net assets from capital stock activity	30,929,106	353,304,182
Total increase (decrease) in net assets	(62,143,754)	226,665,796
Net assets at beginning of period	1,504,081,280	1,277,415,484
Net assets at end of period	$1,441,937,526	$1,504,081,280
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Semiannual Report 2022	17

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	November 30, 2022 (Unaudited)		May 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	3,489,994	47,052,049	7,695,132	118,865,323
Distributions reinvested	631,999	8,360,160	1,867,061	28,276,585
Redemptions	(2,554,780)	(34,043,299)	(4,675,421)	(71,774,812)
Net increase	1,567,213	21,368,910	4,886,772	75,367,096
Advisor Class
Subscriptions	667,821	9,080,182	2,364,105	37,097,040
Distributions reinvested	101,764	1,358,541	320,200	4,893,480
Redemptions	(1,164,713)	(15,732,223)	(1,805,017)	(28,295,014)
Net increase (decrease)	(395,128)	(5,293,500)	879,288	13,695,506
Class C
Subscriptions	945,434	12,734,685	3,699,449	57,160,500
Distributions reinvested	343,134	4,511,940	1,234,165	18,571,698
Redemptions	(2,246,733)	(29,966,177)	(3,319,328)	(50,590,070)
Net increase (decrease)	(958,165)	(12,719,552)	1,614,286	25,142,128
Institutional Class
Subscriptions	8,653,557	116,315,284	20,077,936	308,144,991
Distributions reinvested	1,329,318	17,571,490	3,523,851	53,340,988
Redemptions	(7,688,247)	(102,376,706)	(9,254,572)	(141,972,179)
Net increase	2,294,628	31,510,068	14,347,215	219,513,800
Institutional 2 Class
Subscriptions	485,516	6,617,164	2,903,364	44,953,976
Distributions reinvested	106,320	1,420,588	358,447	5,481,177
Redemptions	(996,367)	(13,597,736)	(2,490,769)	(37,822,086)
Net increase (decrease)	(404,531)	(5,559,984)	771,042	12,613,067
Institutional 3 Class
Subscriptions	312,987	4,197,183	614,850	9,462,948
Distributions reinvested	43,201	567,998	117,126	1,764,444
Redemptions	(226,654)	(3,047,161)	(273,612)	(4,140,660)
Net increase	129,534	1,718,020	458,364	7,086,732
Class R
Subscriptions	5,609	73,360	23,577	358,476
Distributions reinvested	1,763	23,302	5,784	87,647
Redemptions	(14,312)	(191,518)	(35,885)	(560,270)
Net decrease	(6,940)	(94,856)	(6,524)	(114,147)
Total net increase	2,226,611	30,929,106	22,950,443	353,304,182
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Flexible Capital Income Fund | Semiannual Report 2022

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Columbia Flexible Capital Income Fund | Semiannual Report 2022	19

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 11/30/2022 (Unaudited)	$14.56	0.35	(0.91)	(0.56)	(0.33)	—	(0.33)
Year Ended 5/31/2022	$15.90	0.63	(0.71)	(0.08)	(0.63)	(0.63)	(1.26)
Year Ended 5/31/2021	$12.06	0.58	3.90	4.48	(0.64)	—	(0.64)
Year Ended 5/31/2020	$12.56	0.62	(0.53)	0.09	(0.59)	—	(0.59)
Year Ended 5/31/2019	$12.98	0.55	(0.44)	0.11	(0.53)	—	(0.53)
Year Ended 5/31/2018	$12.49	0.52	0.52	1.04	(0.55)	—	(0.55)
Advisor Class
Six Months Ended 11/30/2022 (Unaudited)	$14.71	0.37	(0.94)	(0.57)	(0.34)	—	(0.34)
Year Ended 5/31/2022	$16.04	0.68	(0.71)	(0.03)	(0.67)	(0.63)	(1.30)
Year Ended 5/31/2021	$12.16	0.63	3.93	4.56	(0.68)	—	(0.68)
Year Ended 5/31/2020	$12.66	0.66	(0.54)	0.12	(0.62)	—	(0.62)
Year Ended 5/31/2019	$13.08	0.58	(0.44)	0.14	(0.56)	—	(0.56)
Year Ended 5/31/2018	$12.59	0.56	0.51	1.07	(0.58)	—	(0.58)
Class C
Six Months Ended 11/30/2022 (Unaudited)	$14.46	0.29	(0.91)	(0.62)	(0.27)	—	(0.27)
Year Ended 5/31/2022	$15.80	0.51	(0.71)	(0.20)	(0.51)	(0.63)	(1.14)
Year Ended 5/31/2021	$11.99	0.47	3.89	4.36	(0.55)	—	(0.55)
Year Ended 5/31/2020	$12.48	0.53	(0.53)	0.00(e)	(0.49)	—	(0.49)
Year Ended 5/31/2019	$12.90	0.45	(0.44)	0.01	(0.43)	—	(0.43)
Year Ended 5/31/2018	$12.42	0.42	0.52	0.94	(0.46)	—	(0.46)
Institutional Class
Six Months Ended 11/30/2022 (Unaudited)	$14.56	0.36	(0.92)	(0.56)	(0.34)	—	(0.34)
Year Ended 5/31/2022	$15.90	0.67	(0.71)	(0.04)	(0.67)	(0.63)	(1.30)
Year Ended 5/31/2021	$12.06	0.61	3.91	4.52	(0.68)	—	(0.68)
Year Ended 5/31/2020	$12.56	0.66	(0.54)	0.12	(0.62)	—	(0.62)
Year Ended 5/31/2019	$12.98	0.58	(0.44)	0.14	(0.56)	—	(0.56)
Year Ended 5/31/2018	$12.49	0.56	0.51	1.07	(0.58)	—	(0.58)
Institutional 2 Class
Six Months Ended 11/30/2022 (Unaudited)	$14.72	0.37	(0.94)	(0.57)	(0.34)	—	(0.34)
Year Ended 5/31/2022	$16.06	0.68	(0.72)	(0.04)	(0.67)	(0.63)	(1.30)
Year Ended 5/31/2021	$12.17	0.62	3.95	4.57	(0.68)	—	(0.68)
Year Ended 5/31/2020	$12.67	0.67	(0.55)	0.12	(0.62)	—	(0.62)
Year Ended 5/31/2019	$13.09	0.59	(0.45)	0.14	(0.56)	—	(0.56)
Year Ended 5/31/2018	$12.60	0.57	0.51	1.08	(0.59)	—	(0.59)
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Flexible Capital Income Fund | Semiannual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 11/30/2022 (Unaudited)	$13.67	(3.79%)	0.99%(c)	0.99%(c),(d)	5.13%(c)	21%	$370,073
Year Ended 5/31/2022	$14.56	(0.65%)	0.98%	0.98%	4.06%	38%	$371,502
Year Ended 5/31/2021	$15.90	38.27%	1.00%	1.00%	4.13%	58%	$327,938
Year Ended 5/31/2020	$12.06	0.80%	1.01%	1.01%	4.95%	59%	$218,974
Year Ended 5/31/2019	$12.56	0.82%	1.02%	1.02%	4.31%	32%	$212,999
Year Ended 5/31/2018	$12.98	8.48%	1.04%	1.04%(d)	4.06%	50%	$156,011
Advisor Class
Six Months Ended 11/30/2022 (Unaudited)	$13.80	(3.76%)	0.74%(c)	0.74%(c),(d)	5.37%(c)	21%	$54,833
Year Ended 5/31/2022	$14.71	(0.32%)	0.73%	0.73%	4.32%	38%	$64,229
Year Ended 5/31/2021	$16.04	38.61%	0.75%	0.75%	4.42%	58%	$55,969
Year Ended 5/31/2020	$12.16	1.06%	0.76%	0.76%	5.21%	59%	$19,454
Year Ended 5/31/2019	$12.66	1.07%	0.77%	0.77%	4.54%	32%	$24,065
Year Ended 5/31/2018	$13.08	8.68%	0.79%	0.79%(d)	4.30%	50%	$21,291
Class C
Six Months Ended 11/30/2022 (Unaudited)	$13.57	(4.20%)	1.74%(c)	1.74%(c),(d)	4.36%(c)	21%	$217,378
Year Ended 5/31/2022	$14.46	(1.41%)	1.73%	1.73%	3.30%	38%	$245,459
Year Ended 5/31/2021	$15.80	37.25%	1.75%	1.75%	3.40%	58%	$242,640
Year Ended 5/31/2020	$11.99	0.06%	1.76%	1.76%	4.20%	59%	$209,401
Year Ended 5/31/2019	$12.48	0.07%	1.77%	1.77%	3.56%	32%	$213,342
Year Ended 5/31/2018	$12.90	7.64%	1.79%	1.79%(d)	3.32%	50%	$168,061
Institutional Class
Six Months Ended 11/30/2022 (Unaudited)	$13.66	(3.73%)	0.74%(c)	0.74%(c),(d)	5.38%(c)	21%	$720,357
Year Ended 5/31/2022	$14.56	(0.40%)	0.73%	0.73%	4.33%	38%	$734,226
Year Ended 5/31/2021	$15.90	38.60%	0.75%	0.75%	4.39%	58%	$573,637
Year Ended 5/31/2020	$12.06	1.07%	0.76%	0.76%	5.22%	59%	$426,343
Year Ended 5/31/2019	$12.56	1.08%	0.77%	0.77%	4.56%	32%	$406,033
Year Ended 5/31/2018	$12.98	8.75%	0.79%	0.79%(d)	4.32%	50%	$306,954
Institutional 2 Class
Six Months Ended 11/30/2022 (Unaudited)	$13.81	(3.75%)	0.71%(c)	0.71%(c)	5.37%(c)	21%	$54,987
Year Ended 5/31/2022	$14.72	(0.37%)	0.71%	0.71%	4.33%	38%	$64,534
Year Ended 5/31/2021	$16.06	38.70%	0.73%	0.73%	4.41%	58%	$58,024
Year Ended 5/31/2020	$12.17	1.10%	0.73%	0.73%	5.25%	59%	$29,105
Year Ended 5/31/2019	$12.67	1.10%	0.74%	0.73%	4.59%	32%	$18,828
Year Ended 5/31/2018	$13.09	8.71%	0.77%	0.76%	4.37%	50%	$19,095
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Semiannual Report 2022	21

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 11/30/2022 (Unaudited)	$14.49	0.37	(0.91)	(0.54)	(0.35)	—	(0.35)
Year Ended 5/31/2022	$15.83	0.68	(0.71)	(0.03)	(0.68)	(0.63)	(1.31)
Year Ended 5/31/2021	$12.01	0.62	3.89	4.51	(0.69)	—	(0.69)
Year Ended 5/31/2020	$12.51	0.67	(0.54)	0.13	(0.63)	—	(0.63)
Year Ended 5/31/2019	$12.93	0.59	(0.44)	0.15	(0.57)	—	(0.57)
Year Ended 5/31/2018	$12.44	0.58	0.50	1.08	(0.59)	—	(0.59)
Class R
Six Months Ended 11/30/2022 (Unaudited)	$14.55	0.33	(0.92)	(0.59)	(0.31)	—	(0.31)
Year Ended 5/31/2022	$15.88	0.59	(0.70)	(0.11)	(0.59)	(0.63)	(1.22)
Year Ended 5/31/2021	$12.05	0.54	3.90	4.44	(0.61)	—	(0.61)
Year Ended 5/31/2020	$12.55	0.59	(0.54)	0.05	(0.55)	—	(0.55)
Year Ended 5/31/2019	$12.97	0.52	(0.45)	0.07	(0.49)	—	(0.49)
Year Ended 5/31/2018	$12.48	0.49	0.52	1.01	(0.52)	—	(0.52)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Flexible Capital Income Fund | Semiannual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 11/30/2022 (Unaudited)	$13.60	(3.64%)	0.67%(c)	0.67%(c)	5.46%(c)	21%	$23,352
Year Ended 5/31/2022	$14.49	(0.33%)	0.66%	0.66%	4.40%	38%	$23,010
Year Ended 5/31/2021	$15.83	38.70%	0.68%	0.68%	4.47%	58%	$17,878
Year Ended 5/31/2020	$12.01	1.16%	0.68%	0.68%	5.36%	59%	$14,621
Year Ended 5/31/2019	$12.51	1.16%	0.70%	0.69%	4.66%	32%	$9,267
Year Ended 5/31/2018	$12.93	8.82%	0.72%	0.71%	4.50%	50%	$5,009
Class R
Six Months Ended 11/30/2022 (Unaudited)	$13.65	(3.99%)	1.24%(c)	1.24%(c),(d)	4.84%(c)	21%	$958
Year Ended 5/31/2022	$14.55	(0.84%)	1.23%	1.23%	3.78%	38%	$1,122
Year Ended 5/31/2021	$15.88	37.88%	1.25%	1.25%	3.88%	58%	$1,329
Year Ended 5/31/2020	$12.05	0.52%	1.26%	1.26%	4.68%	59%	$912
Year Ended 5/31/2019	$12.55	0.57%	1.27%	1.27%	4.08%	32%	$1,402
Year Ended 5/31/2018	$12.97	8.22%	1.29%	1.29%(d)	3.81%	50%	$832
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Semiannual Report 2022	23

Notes to Financial Statements
November 30, 2022 (Unaudited)
Note 1. Organization
Columbia Flexible Capital Income Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The
24	Columbia Flexible Capital Income Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. For convertible securities, premiums attributable to the conversion feature are not amortized.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Columbia Flexible Capital Income Fund | Semiannual Report 2022	25

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (ETFs); Fee Information in Investment Company Advertisements. The rule and form amendments will require mutual funds and ETFs to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format. The rule amendments will require that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments will become effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
26	Columbia Flexible Capital Income Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.65% to 0.54% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended November 30, 2022 was 0.63% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
Columbia Flexible Capital Income Fund | Semiannual Report 2022	27

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
For the six months ended November 30, 2022, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.08
Advisor Class	0.08
Class C	0.08
Institutional Class	0.08
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.08
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended November 30, 2022, these minimum account balance fees reduced total expenses of the Fund by $60.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,157,000 for Class C shares. This amount is based on the most recent information available as of September 30, 2022, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended November 30, 2022, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	323,385
Class C	—	1.00(b)	9,958

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
28	Columbia Flexible Capital Income Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	October 1, 2022 through September 30, 2023	Prior to October 1, 2022
Class A	1.15%	1.20%
Advisor Class	0.90	0.95
Class C	1.90	1.95
Institutional Class	0.90	0.95
Institutional 2 Class	0.88	0.94
Institutional 3 Class	0.83	0.89
Class R	1.40	1.45
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At November 30, 2022, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
1,448,861,000	126,607,000	(153,327,000)	(26,720,000)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Columbia Flexible Capital Income Fund | Semiannual Report 2022	29

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $330,237,609 and $288,964,011, respectively, for the six months ended November 30, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the six months ended November 30, 2022.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the six months ended November 30, 2022.
30	Columbia Flexible Capital Income Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Columbia Flexible Capital Income Fund | Semiannual Report 2022	31

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At November 30, 2022, one unaffiliated shareholder of record owned 10.6% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 34.3% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
32	Columbia Flexible Capital Income Fund | Semiannual Report 2022

 Approval of Management Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Flexible Capital Income Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement.  The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in November 2021 and March, April and June 2022, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses to written requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) to the Investment Manager, to assist the Board in making this determination.  In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance.  The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 23, 2022 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term.  At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration.  The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement.  Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Columbia Flexible Capital Income Fund | Semiannual Report 2022	33

Approval of Management Agreement  (continued)
(Unaudited)
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2022 initiatives in this regard.  The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight.  The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided. The Board also considered added personnel and resources obtained by Columbia Threadneedle through Ameriprise Financial’s acquisition of BMO Financial Group’s Europe, Middle East, and Africa (EMEA) asset management business.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2021 in the performance of administrative services, and noted the various enhancements anticipated for 2022.  In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs.  The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved.  The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception):  (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally.  After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
34	Columbia Flexible Capital Income Fund | Semiannual Report 2022

Approval of Management Agreement  (continued)
(Unaudited)
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement.  The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates.  The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current “pricing philosophy” such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund.  With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds.  The Board considered that in 2021 the Board had considered 2020 profitability and that the 2022 information showed that the profitability generated by the Investment Manager in 2021 increased from 2020 levels, due to a variety of factors, including the increased assets under management of the Funds.  It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages.  The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit.  After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth.  In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement.  In reaching its conclusions, no single factor was determinative.
Columbia Flexible Capital Income Fund | Semiannual Report 2022	35

Approval of Management Agreement  (continued)
(Unaudited)
On June 23, 2022, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
36	Columbia Flexible Capital Income Fund | Semiannual Report 2022

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Columbia Flexible Capital Income Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR148_05_N01_(01/23)

Semiannual Report
November 30, 2022 (Unaudited)
Columbia Mortgage Opportunities Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Mortgage Opportunities Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Mortgage Opportunities Fund  |  Semiannual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks total return, consisting of long-term capital appreciation and current income.
Portfolio management
Jason Callan
Co-Portfolio Manager
Managed Fund since 2014
Tom Heuer, CFA
Co-Portfolio Manager
Managed Fund since 2014
Ryan Osborn, CFA
Co-Portfolio Manager
Managed Fund since 2019
Average annual total returns (%) (for the period ended November 30, 2022)
		Inception	6 Months cumulative	1 Year	5 Years	Life
Class A	Excluding sales charges	04/30/14	-11.84	-17.82	1.45	2.69
	Including sales charges		-14.52	-20.31	0.84	2.32
Advisor Class		04/30/14	-11.74	-17.55	1.71	2.93
Class C	Excluding sales charges	04/30/14	-12.19	-18.46	0.67	1.91
	Including sales charges		-13.05	-19.24	0.67	1.91
Institutional Class		04/30/14	-11.74	-17.63	1.69	2.93
Institutional 2 Class		04/30/14	-11.72	-17.59	1.75	3.00
Institutional 3 Class*		03/01/17	-11.69	-17.45	1.81	2.93
FTSE One-Month U.S. Treasury Bill Index			1.08	1.14	1.15	0.78
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The FTSE One-Month U.S. Treasury Bill Index is an unmanaged index that measures the rate of return for 30-day U.S. Treasury Bills.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Mortgage Opportunities Fund | Semiannual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at November 30, 2022)
Asset-Backed Securities — Non-Agency	6.4
Commercial Mortgage-Backed Securities - Agency	0.1
Commercial Mortgage-Backed Securities - Non-Agency	3.5
Money Market Funds	3.5
Options Purchased Calls	1.3
Residential Mortgage-Backed Securities - Agency	53.8
Residential Mortgage-Backed Securities - Non-Agency	31.4
Total	100.0
Percentages indicated are based upon total investments including options purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at November 30, 2022)
AAA rating	56.7
AA rating	0.1
A rating	1.1
BBB rating	4.2
BB rating	10.7
B rating	6.7
CCC rating	0.5
Not rated	20.0
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia Mortgage Opportunities Fund | Semiannual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
June 1, 2022 — November 30, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	881.60	1,020.00	4.76	5.11	1.01
Advisor Class	1,000.00	1,000.00	882.60	1,021.26	3.59	3.85	0.76
Class C	1,000.00	1,000.00	878.10	1,016.24	8.29	8.90	1.76
Institutional Class	1,000.00	1,000.00	882.60	1,021.26	3.59	3.85	0.76
Institutional 2 Class	1,000.00	1,000.00	882.80	1,021.46	3.40	3.65	0.72
Institutional 3 Class	1,000.00	1,000.00	883.10	1,021.71	3.16	3.40	0.67
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Mortgage Opportunities Fund | Semiannual Report 2022	5

Portfolio of Investments
November 30, 2022 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 11.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
American Credit Acceptance Receivables Trust(a)
Series 2020-4 Class F
08/13/2027	5.220%	3,620,000	3,503,654
Series 2021-2 Class F
01/13/2028	3.730%	4,000,000	3,732,983
Subordinated Series 2021-1 Class F
11/15/2027	4.010%	900,000	859,709
Subordinated Series 2021-2 Class E
07/13/2027	2.540%	6,000,000	5,532,770
ARES CLO(a),(b)
Series 2021-60A Class E
3-month USD LIBOR + 6.250% Floor 6.250% 07/18/2034	10.444%	15,000,000	12,433,350
Ares LVIII CLO Ltd.(a),(b)
Series 2020-58A Class ER
3-month Term SOFR + 6.700% Floor 6.700% 01/15/2035	10.564%	6,000,000	4,878,072
ARES XLIV CLO Ltd.(a),(b)
Series 2017-44A Class DR
3-month USD LIBOR + 6.870% Floor 6.870% 04/15/2034	10.949%	25,975,000	22,167,195
Avant Loans Funding Trust(a)
Subordinated Series 2021-REV1 Class C
07/15/2030	2.300%	3,375,000	3,055,625
Bain Capital Credit CLO Ltd.(a),(b)
Series 2020-4A Class E
3-month USD LIBOR + 7.950% Floor 7.950% 10/20/2033	12.193%	8,100,000	7,722,240
Carlyle Global Market Strategies(a),(b)
Series 2021-5A Class E
3-month USD LIBOR + 6.250% Floor 6.250% 07/20/2034	10.493%	14,125,000	12,379,404
Carlyle Global Market Strategies CLO Ltd.(a),(b)
Series 2013-3A Class BR
3-month USD LIBOR + 1.700% Floor 1.700% 10/15/2030	5.779%	11,000,000	10,175,143
Series 2015-4A Class CR
3-month USD LIBOR + 3.700% 07/20/2032	7.943%	7,500,000	6,797,610
Series 2016-3A Class ERR
3-month USD LIBOR + 7.000% Floor 7.000% 07/20/2034	11.243%	10,000,000	8,138,730
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Carvana Auto Receivables Trust(a)
Subordinated Series 2021-N1 Class E
01/10/2028	2.880%	11,180,000	10,091,453
Consumer Loan Underlying Bond Credit Trust(a),(c),(d)
Subordinated Series 2018-P1 Class CERT
07/15/2025	0.000%	850,000	5,015,000
Subordinated Series 2018-P2 Class CERT
10/15/2025	0.000%	850,000	7,267,500
Dryden CLO Ltd.(a),(b)
Series 2018-57A Class B
3-month USD LIBOR + 1.350% Floor 1.350% 05/15/2031	5.956%	1,250,000	1,195,310
LendingClub Receivables Trust(a),(c),(d)
Series 2020-2 Class R
02/15/2046	0.000%	865,000	1,946,250
LendingPoint Asset Securitization Trust(a),(d),(e)
Subordinated Series 2021-1 Class C
04/15/2027	4.935%	14,564,000	14,090,670
Subordinated Series 2021-1 Class D
04/15/2027	7.226%	15,712,000	14,258,640
LendingPoint Asset Securitization Trust(a)
Subordinated Series 2021-A Class C
12/15/2028	2.750%	12,000,000	11,332,684
LP LMS Asset Securitization Trust(a),(d),(e)
Subordinated Series 2021-2A Class B
01/15/2029	2.330%	6,882,000	6,249,716
Madison Park Funding XLVII Ltd.(a),(b)
Series 2020-47A Class E
3-month USD LIBOR + 7.460% Floor 7.460% 01/19/2034	10.198%	5,200,000	4,978,563
Madison Park Funding XXII Ltd.(a),(b)
Series 2016-22A Class DR
3-month USD LIBOR + 3.500% Floor 3.500% 01/15/2033	7.579%	3,700,000	3,389,759
Marlette Funding Trust(a)
Series 2021-1A Class D
06/16/2031	2.470%	1,000,000	901,636
Octagon 54 Ltd.(a),(b)
Series 2021-1A Class E
3-month USD LIBOR + 6.250% Floor 6.250% 07/15/2034	10.329%	12,500,000	10,347,175
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Mortgage Opportunities Fund | Semiannual Report 2022

Portfolio of Investments  (continued)
November 30, 2022 (Unaudited)
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Octagon Investment Partners 47 Ltd.(a),(b)
Series 2020-1A Class ER
3-month USD LIBOR + 6.250% Floor 6.250% 07/20/2034	10.493%	15,250,000	13,361,440
OZLM Funding IV Ltd.(a),(b)
Series 2013-4A Class D2R
3-month USD LIBOR + 7.250% Floor 7.250% 10/22/2030	11.575%	2,000,000	1,685,298
OZLM XVII Ltd.(a),(b)
Series 2017-17A Class D
3-month USD LIBOR + 5.990% Floor 5.990% 07/20/2030	10.233%	3,750,000	3,132,004
Pagaya AI Debt Selection Trust(a),(d)
Series 2020-2 Class NOTE
12/15/2027	7.500%	1,007,374	987,226
Pagaya AI Debt Selection Trust(a),(c),(d)
Series 2020-3 Class CERT
05/17/2027	0.000%	23,803,550	3,092,272
Series 2021-1 Class CERT
11/15/2027	0.000%	1,901,904	18,815
Subordinated Series 2021-3 Class
05/15/2029	0.000%	12,925,852	1,375,349
Subordinated Series 2021-5 Class
08/15/2029	0.000%	12,321,273	3,195,818
Pagaya AI Debt Selection Trust(a)
Series 2021-2 Class NOTE
01/25/2029	3.000%	15,613,907	14,511,119
PAGAYA AI Debt Trust(a)
Subordinated Series 2022-3 Class B
03/15/2030	8.050%	11,500,000	11,171,479
Palmer Square Loan Funding Ltd.(a),(b)
Series 2020-4A Class D
3-month USD LIBOR + 7.050% Floor 7.050% 11/25/2028	11.807%	7,000,000	6,604,948
Prosper Pass-Through Trust(a),(d)
Series 2019-ST2 Class A
11/15/2025	3.750%	563,082	563,082
Redding Ridge Asset Management Ltd.(a),(b)
Series 2018-4A Class D
3-month USD LIBOR + 5.850% 04/15/2030	9.929%	5,000,000	4,196,685
Research-Driven Pagaya Motor Asset Trust IV(a)
Series 2021-2A Class A
03/25/2030	2.650%	11,648,883	10,234,120
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
RR 16 Ltd.(a),(b)
Series 2021-16A Class D
3-month USD LIBOR + 6.250% Floor 6.250% 07/15/2036	10.329%	14,000,000	12,346,096
SoFi Consumer Loan Program LLC(a),(c),(d)
Series 2016-2 Class R
10/27/2025	0.000%	379,888	949,720
Upstart Pass-Through Trust(a)
Series 2021-ST1 Class A
02/20/2027	2.750%	2,350,071	2,231,432
Series 2021-ST7 Class A
09/20/2029	1.850%	3,311,060	3,076,701
US Auto Funding(a)
Subordinated Series 2021-1A Class D
03/15/2027	4.360%	2,375,000	2,147,912
Total Asset-Backed Securities — Non-Agency (Cost $368,143,077)			287,322,357

Commercial Mortgage-Backed Securities - Agency 0.1%

Government National Mortgage Association(f),(g)
Series 2017-30 Class IO
08/16/2058	0.576%	31,439,263	881,909
Series 2019-102 Class IB
03/16/2060	0.834%	12,597,318	741,778
Series 2020-19 Class IO
12/16/2061	0.699%	19,321,794	1,049,683
Series 2020-3 Class IO
02/16/2062	0.624%	18,507,821	897,985
Total Commercial Mortgage-Backed Securities - Agency (Cost $12,343,681)			3,571,355

Commercial Mortgage-Backed Securities - Non-Agency 6.2%

BAMLL Commercial Mortgage Securities Trust(a),(f)
Subordinated Series 2013-WBRK Class E
03/10/2037	3.652%	4,500,000	3,742,807
BFLD Trust(a),(b)
Series 2019-DPLO Class F
1-month USD LIBOR + 2.540% Floor 2.540% 10/15/2034	6.413%	1,165,000	1,088,736
Series 2019-DPLO Class G
1-month USD LIBOR + 3.190% Floor 3.190% 10/15/2034	7.063%	6,853,000	6,401,037
BHMS Mortgage Trust(a),(b)
Series 2018-ATLS Class A
1-month USD LIBOR + 1.250% Floor 1.250% 07/15/2035	5.126%	10,500,000	10,106,220

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Semiannual Report 2022	7

Portfolio of Investments  (continued)
November 30, 2022 (Unaudited)
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Braemar Hotels & Resorts Trust(a),(b)
Series 2018-PRME Class E
1-month USD LIBOR + 2.400% Floor 2.400% 06/15/2035	6.276%	11,000,000	10,161,308
BX Commercial Mortgage Trust(a),(b)
Subordinated Series 2021-MFM1 Class G
1-month USD LIBOR + 3.900% Floor 3.900% 01/15/2034	7.775%	650,000	588,332
BXP Trust(a),(f)
Subordinated Series 2021-601L Class E
01/15/2044	2.868%	21,000,000	12,782,383
CLNY Trust(a),(b)
Subordinated Series 2019-IKPR Class E
1-month USD LIBOR + 2.721% Floor 2.721% 11/15/2038	6.596%	12,575,000	11,536,206
COMM Mortgage Trust(a),(f)
Subordinated Series 2020-CBM Class F
02/10/2037	3.754%	17,650,000	15,194,753
Credit Suisse Mortgage Capital Certificates OA LLC(a)
Subordinated Series 2014-USA Class E
09/15/2037	4.373%	24,275,000	16,018,674
Subordinated Series 2014-USA Class F
09/15/2037	4.373%	18,400,000	9,638,724
CSMC Trust(a),(f)
Subordinated Series 2019-UVIL Class E
12/15/2041	3.393%	5,200,000	3,791,914
Hilton USA Trust(a)
Subordinated Series 2016-SFP Class F
11/05/2035	6.155%	27,400,000	25,267,521
Home Partners of America Trust(a)
Series 2019-2 Class F
10/19/2039	3.866%	2,774,834	2,298,521
Morgan Stanley Capital I Trust(a),(f)
Series 2019-MEAD Class E
11/10/2036	3.283%	5,500,000	4,714,406
Progress Residential Trust(a)
Series 2020-SFR1 Class F
04/17/2037	3.431%	5,975,000	5,376,426
Wells Fargo Commercial Mortgage Trust(a),(b)
Series 2021-FCMT Class E
1-month USD LIBOR + 4.500% Floor 4.500% 05/15/2031	8.375%	21,600,000	20,491,754
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $184,434,476)			159,199,722

Residential Mortgage-Backed Securities - Agency 94.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Fannie Mae REMICS(b),(g)
CMO Series 2017-81 Class SM
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 10/25/2047	2.184%	31,363,319	3,658,610
Federal Home Loan Mortgage Corp.
03/01/2052	2.500%	115,796,220	99,763,988
05/01/2052	3.000%	48,442,049	43,129,442
Federal Home Loan Mortgage Corp.(b),(g)
CMO Series 2013-101 Class HS
-1.0 x 1-month USD LIBOR + 6.500% Cap 6.500% 10/25/2043	2.484%	11,860,051	1,450,504
CMO Series 3922 Class SH
-1.0 x 1-month USD LIBOR + 5.900% Cap 5.900% 09/15/2041	2.027%	2,836,943	231,894
CMO Series 4097 Class ST
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 08/15/2042	2.177%	889,873	140,863
CMO Series 4286 Class NS
-1.0 x 1-month USD LIBOR + 5.900% Cap 5.900% 12/15/2043	2.027%	1,074,234	142,120
CMO Series 4704 Class SK
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 07/15/2047	2.277%	9,946,933	1,133,657
CMO Series 4826 Class KS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 09/15/2048	2.327%	9,839,714	1,171,570
CMO Series 4926 Class ST
-1.0 x 1-month USD LIBOR + 6.080% Cap 6.080% 01/15/2040	2.207%	8,274,994	705,684
CMO Series 4987 Class KS
-1.0 x 1-month USD LIBOR + 6.080% Cap 6.080% 06/25/2050	2.064%	10,278,292	1,511,267

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Mortgage Opportunities Fund | Semiannual Report 2022

Portfolio of Investments  (continued)
November 30, 2022 (Unaudited)
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 4993 Class MS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 07/25/2050	2.034%	19,292,507	2,931,701
CMO STRIPS Series 309 Class S4
-1.0 x 1-month USD LIBOR + 5.970% Cap 5.970% 08/15/2043	2.097%	2,075,045	212,728
Federal Home Loan Mortgage Corp.(g)
CMO Series 4215 Class IL
07/15/2041	3.500%	319,146	15,260
CMO Series 5040 Class IH
11/25/2050	3.500%	13,330,671	2,587,145
CMO Series 5083 Class NI
12/25/2040	4.500%	11,710,609	2,521,538
CMO STRIPS Series 304 Class C67
12/15/2042	4.500%	1,801,833	242,023
Federal Home Loan Mortgage Corp.(f),(g)
CMO Series 4620 Class AS
11/15/2042	0.000%	1,425,261	64,393
Federal Home Loan Mortgage Corp. REMICS(b),(g)
CMO Series 4606 Class SL
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 12/15/2044	2.127%	51,632,999	5,141,975
CMO Series 5119 Class QS
-1.0 x 30-day Average SOFR + 6.300% Cap 6.300% 06/25/2051	3.303%	41,194,050	9,262,593
Federal Home Loan Mortgage Corp. REMICS(g)
CMO Series 5105 Class ID
05/25/2051	3.000%	40,111,264	7,640,141
CMO Series 5105 Class JI
03/25/2045	3.000%	26,883,463	3,026,801
Federal National Mortgage Association
08/01/2051	3.000%	33,159,074	29,577,631
08/01/2052	4.000%	43,530,490	41,558,148
Federal National Mortgage Association(g)
CMO Series 2012-152 Class EI
07/25/2031	3.000%	2,166,268	55,707
Federal National Mortgage Association(b),(g)
CMO Series 2013-101 Class CS
-1.0 x 1-month USD LIBOR + 5.900% Cap 5.900% 10/25/2043	1.884%	2,245,317	239,518
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2013-97 Class SB
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 06/25/2032	2.514%	334,381	6,326
CMO Series 2014-93 Class ES
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 01/25/2045	2.134%	1,260,450	150,264
CMO Series 2015-27 Class AS
-1.0 x 1-month USD LIBOR + 5.650% Cap 5.650% 05/25/2045	1.634%	9,932,001	1,134,066
CMO Series 2016-31 Class VS
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 06/25/2046	1.984%	1,391,773	140,045
CMO Series 2017-50 Class SB
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 07/25/2047	2.084%	8,569,242	1,098,333
CMO Series 2017-72 Class S
-1.0 x 1-month USD LIBOR + 3.950% Cap 2.750% 09/25/2047	0.364%	21,191,539	907,557
CMO Series 2017-90 Class SP
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 11/25/2047	2.134%	8,917,806	1,016,953
CMO Series 2020-38 Class SE
1-month USD LIBOR + 6.050% 06/25/2050	2.034%	7,141,542	808,698
CMO Series 2020-38 Class WS
-1.0 x 1-month USD LIBOR + 5.000% Cap 5.000% 06/25/2050	0.984%	23,163,642	2,121,018
Freddie Mac STACR REMIC Trust(a),(b)
Subordinated CMO Series 2021-HQA2 Class B2
30-day Average SOFR + 5.450% 12/25/2033	8.971%	14,350,000	10,790,389
Government National Mortgage Association(g)
CMO Series 2014-184 Class CI
11/16/2041	3.500%	5,696,368	716,225

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Semiannual Report 2022	9

Portfolio of Investments  (continued)
November 30, 2022 (Unaudited)
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-78 Class GI
04/20/2048	4.000%	8,652,897	1,083,780
CMO Series 2020-104 Class IY
07/20/2050	3.000%	14,728,710	2,178,110
CMO Series 2020-129 Class GI
09/20/2050	3.000%	18,361,005	2,781,454
CMO Series 2020-129 Class YI
09/20/2050	2.500%	22,648,912	2,941,183
CMO Series 2020-160 Class DI
10/20/2050	2.500%	19,859,096	2,449,812
CMO Series 2020-160 Class HI
10/20/2050	2.500%	15,984,196	2,169,326
CMO Series 2020-160 Class ID
10/20/2050	2.500%	15,509,770	1,914,407
CMO Series 2020-162 Class EI
10/20/2050	2.500%	15,345,394	1,891,969
CMO Series 2020-164 Class CI
11/20/2050	3.000%	20,182,548	3,046,709
CMO Series 2020-191 Class UC
12/20/2050	4.000%	23,153,951	3,641,257
CMO Series 2020-191 Class UM
12/20/2050	3.500%	30,690,875	5,643,871
CMO Series 2020-85 Class MI
06/20/2050	3.500%	13,460,330	3,051,505
CMO Series 2021-158 Class VI
09/20/2051	3.000%	36,621,080	5,949,739
CMO Series 2021-160 Class CI
09/20/2051	2.500%	73,576,611	9,852,666
CMO Series 2021-175 Class IJ
10/20/2051	3.000%	8,455,519	1,315,479
CMO Series 2021-24 Class MI
02/20/2051	3.000%	19,175,955	2,871,908
CMO Series 2021-24 Class PI
01/20/2051	2.500%	22,054,653	2,589,726
CMO Series 2021-29 Class HI
02/20/2051	3.500%	23,502,388	3,929,449
CMO Series 2021-44 Class CI
03/20/2051	3.000%	28,721,934	4,336,575
CMO Series 2021-44 Class MI
03/20/2051	3.000%	18,242,324	2,614,213
CMO Series 2021-49 Class WI
05/20/2048	2.500%	20,119,804	1,964,914
CMO Series 2021-58 Class IA
04/20/2051	3.500%	15,901,846	2,348,407
CMO Series 2021-7 Class IT
01/16/2051	3.000%	31,184,049	6,343,964
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Government National Mortgage Association(b),(g)
CMO Series 2014-6 Class SJ
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 01/20/2044	2.161%	10,345,503	1,432,058
CMO Series 2017-163 Class SD
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 11/20/2047	2.261%	11,532,442	1,362,356
CMO Series 2018-124 Class SG
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 09/20/2048	2.261%	10,384,495	1,222,837
CMO Series 2018-155 Class LS
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 11/20/2048	2.211%	9,085,677	903,920
CMO Series 2018-40 Class SC
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 03/20/2048	2.261%	7,064,723	642,384
CMO Series 2018-63 Class HS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 04/20/2048	2.261%	9,176,570	857,411
CMO Series 2018-63 Class SH
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 04/20/2048	2.261%	8,725,196	764,144
CMO Series 2018-78 Class SB
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 06/20/2048	2.261%	7,894,863	914,348
CMO Series 2018-94 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 05/20/2048	2.261%	7,163,525	835,497
CMO Series 2019-103 Class SA
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 08/20/2049	2.111%	16,568,563	1,856,903

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Mortgage Opportunities Fund | Semiannual Report 2022

Portfolio of Investments  (continued)
November 30, 2022 (Unaudited)
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-120 Class SA
-1.0 x 1-month USD LIBOR + 3.400% Cap 3.400% 09/20/2049	0.000%	21,707,366	580,207
CMO Series 2019-128 Class YS
1-month USD LIBOR + 2.850% Cap 2.850% 10/20/2049	0.000%	40,658,918	591,734
CMO Series 2019-43 Class NS
-1.0 x 1-month USD LIBOR + 3.270% Cap 3.270% 04/20/2049	0.000%	16,972,689	381,986
CMO Series 2020-104 Class SA
-1.0 x 1-month USD LIBOR + 6.200% 07/20/2050	2.261%	11,846,302	1,384,773
CMO Series 2020-133 Class DS
-1.0 x 1-month USD LIBOR + 6.300% Cap 6.300% 09/20/2050	2.361%	72,779,027	8,543,988
CMO Series 2020-148 Class SA
-1.0 x 1-month USD LIBOR + 6.300% 10/20/2050	2.361%	22,123,493	2,610,220
CMO Series 2020-175 Class NS
-1.0 x 1-month USD LIBOR + 6.300% Cap 6.300% 11/20/2050	2.361%	27,098,391	3,353,350
CMO Series 2020-187 Class SE
-1.0 x 1-month USD LIBOR + 6.300% Cap 6.300% 12/20/2050	2.361%	20,736,448	2,587,776
CMO Series 2020-62 Class SK
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 05/20/2050	2.211%	10,922,894	1,401,999
CMO Series 2020-78 Class SD
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 06/20/2050	2.211%	28,900,423	3,147,554
CMO Series 2021-117 Class HS
1-month USD LIBOR + 6.300% Cap 6.300% 07/20/2051	2.361%	31,135,757	3,770,733
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2021-122 Class SB
-1.0 x 30-day Average SOFR + 2.600% Cap 2.600% 07/20/2051	0.000%	68,545,469	679,279
CMO Series 2021-122 Class SG
1-month USD LIBOR + 6.300% Cap 6.300% 07/20/2051	2.361%	71,413,446	8,158,979
CMO Series 2021-142 Class SL
-1.0 x 1-month USD LIBOR + 6.300% Cap 6.300% 08/20/2051	2.361%	70,776,588	9,059,262
CMO Series 2021-155 Class SM
-1.0 x 1-month USD LIBOR + 6.300% Cap 6.300% 07/20/2051	2.361%	35,750,843	4,361,170
CMO Series 2021-156 Class SA
-1.0 x 1-month USD LIBOR + 6.300% Cap 6.300% 09/20/2051	2.361%	54,247,008	7,305,737
CMO Series 2021-160 Class S
-1.0 x 30-day Average SOFR + 2.650% Cap 2.650% 09/20/2051	0.000%	87,914,807	818,575
CMO Series 2021-161 Class SL
-1.0 x 1-month USD LIBOR + 6.300% Cap 6.300% 09/20/2051	2.361%	43,453,743	6,016,475
CMO Series 2021-193 Class ES
30-day Average SOFR + 1.700% 11/20/2051	0.000%	311,992,807	1,775,052
CMO Series 2021-42 Class SD
-1.0 x 1-month USD LIBOR + 6.300% Cap 6.300% 11/20/2050	2.361%	44,533,619	6,122,152
CMO Series 2021-96 Class US
-1.0 x 30-day Average SOFR + 3.250% Cap 3.250% 06/20/2051	0.000%	52,060,537	845,244

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Semiannual Report 2022	11

Portfolio of Investments  (continued)
November 30, 2022 (Unaudited)
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2021-97 Class CS
-1.0 x 1-month USD LIBOR + 6.300% Cap 6.300% 06/20/2051	2.361%	52,154,654	6,295,098
CMO Series 2022-83 Class AS
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 06/20/2050	2.211%	28,888,506	3,549,005
Government National Mortgage Association TBA(h)
12/20/2052	4.000%	152,000,000	145,082,811
12/20/2052	5.500%	258,000,000	261,059,875
Uniform Mortgage-Backed Security TBA(h)
12/13/2052	4.000%	542,500,000	512,980,367
12/13/2052	4.500%	775,000,000	754,292,969
12/13/2052	5.000%	306,000,000	304,470,000
Total Residential Mortgage-Backed Securities - Agency (Cost $2,479,570,053)			2,425,935,426

Residential Mortgage-Backed Securities - Non-Agency 55.0%

510 Asset Backed Trust(a),(f)
CMO Series 2021-NPL2 Class A1
06/25/2061	2.116%	3,351,648	3,103,493
Ajax Mortgage Loan Trust(a),(f)
CMO Series 2021-B Class A
06/25/2066	2.239%	10,493,382	9,599,131
CMO Series 2021-C Class A
01/25/2061	2.115%	6,305,633	5,912,151
AlphaFlow Transitional Mortgage Trust(a)
CMO Series 2021-WL1 Class A1
01/25/2026	3.280%	4,429,559	4,314,989
Angel Oak Mortgage Trust(a),(f)
CMO Series 2021-5 Class A3
07/25/2066	1.311%	5,491,635	4,244,899
Angel Oak Mortgage Trust I LLC(a),(f)
Subordinated CMO Series 2019-2 Class B2
03/25/2049	6.286%	4,800,000	4,625,027
Bellemeade Re Ltd.(a),(b)
CMO Series 2017-1 Class M2
1-month USD LIBOR + 3.350% 10/25/2027	7.394%	481,566	481,567
CMO Series 2019-1A Class M1B
1-month USD LIBOR + 1.750% Floor 1.750% 03/25/2029	5.794%	193,083	192,744
CMO Series 2019-4A Class M1C
1-month USD LIBOR + 2.500% Floor 2.500% 10/25/2029	6.544%	1,376,124	1,372,776
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2020-2A Class M1C
1-month USD LIBOR + 4.000% Floor 4.000% 08/26/2030	8.044%	237,562	237,540
CMO Series 2021-1A Class M2
30-day Average SOFR + 4.850% Floor 4.850% 03/25/2031	6.364%	18,000,000	16,655,434
CMO Series 2021-2A Class M1C
30-day Average SOFR + 1.850% Floor 1.850% 06/25/2031	4.131%	9,465,000	8,390,170
CMO Series 2021-2A Class M2
30-day Average SOFR + 2.900% Floor 2.900% 06/25/2031	5.181%	15,250,000	12,862,204
Subordinated CMO Series 2019-4A Class B1
1-month USD LIBOR + 3.850% Floor 3.850% 10/25/2029	7.894%	17,089,000	16,049,835
Subordinated CMO Series 2020-4A Class B1
1-month USD LIBOR + 5.000% Floor 5.000% 06/25/2030	9.044%	4,000,000	3,921,178
Subordinated CMO Series 2021-1A Class B1
30-day Average SOFR + 6.750% Floor 6.750% 03/25/2031	8.264%	3,750,000	3,537,003
Subordinated CMO Series 2021-2A Class B1
30-day Average SOFR + 4.150% Floor 4.150% 06/25/2031	6.431%	2,800,000	2,241,922
BRAVO Residential Funding Trust(a),(f)
CMO Series 2020-NQM1 Class B1
05/25/2060	5.086%	2,200,000	1,962,968
CMO Series 2020-NQM1 Class B2
05/25/2060	5.667%	2,800,000	2,580,536
CMO Series 2021-B Class A1
04/01/2069	2.115%	7,716,294	7,203,050
Subordinated CMO Series 2021-NQM2 Class B1
03/25/2060	3.044%	2,950,000	2,332,616
Subordinated CMO Series 2021-NQM2 Class B2
03/25/2060	4.099%	4,100,000	3,206,732

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Mortgage Opportunities Fund | Semiannual Report 2022

Portfolio of Investments  (continued)
November 30, 2022 (Unaudited)
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BRAVO Residential Funding Trust(a),(b)
CMO Series 2021-HE2 Class B1
30-day Average SOFR + 2.400% 11/25/2069	5.187%	6,000,000	5,872,891
Subordinated CMO Series 2021-HE1 Class B1
30-day Average SOFR + 2.500% 01/25/2070	6.047%	6,708,000	6,612,142
Subordinated CMO Series 2021-HE1 Class B2
30-day Average SOFR + 3.000% 01/25/2070	6.547%	4,129,000	3,986,843
Subordinated CMO Series 2021-HE2 Class B2
30-day Average SOFR + 3.400% 11/25/2069	5.187%	6,570,000	6,418,215
BVRT Financing Trust(a),(b),(d)
CMO Series 2021-2F Class M2
30-day Average SOFR + 2.500% Floor 2.500% 01/10/2032	3.761%	7,513,324	7,521,243
CMO Series 2021-3F Class M2
30-day Average SOFR + 2.900% Floor 2.900% 07/12/2033	4.187%	40,000,000	40,000,000
CMO Series 2021-CRT3 Class B1
30-day Average SOFR + 4.300% Floor 4.300% 01/10/2031	4.338%	15,200,000	15,200,000
CMO Series 2021-CRT3 Class M3
30-day Average SOFR + 3.150% Floor 3.150% 01/10/2031	3.188%	808,796	808,797
CMO Series 2021-CRT3 Class M4
30-day Average SOFR + 3.800% Floor 3.800% 01/10/2031	3.838%	3,400,000	3,400,000
BVRT Financing Trust(a),(b),(d),(e)
CMO Series 2021-CRT1 Class M4
1-month USD LIBOR + 3.500% Floor 3.500% 07/10/2032	3.589%	16,250,000	15,472,844
CIM Trust(a),(f)
CMO Series 2021-NR1 Class A1
07/25/2055	2.569%	13,798,209	12,944,785
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2021-NR2 Class A1
07/25/2059	2.568%	24,741,224	22,534,972
CMO Series 2021-NR4 Class A1
10/25/2061	2.816%	7,078,043	6,480,163
COLT Mortgage Loan Trust(a),(f)
CMO Series 2020-2 Class M1
03/25/2065	5.250%	1,463,000	1,290,002
CMO Series 2021-3 Class A3
09/27/2066	1.419%	8,087,439	6,067,347
Subordinated CMO Series 2020-2 Class B1
03/25/2065	5.250%	3,716,000	3,213,696
Subordinated CMO Series 2021-4 Class B1
10/25/2066	3.764%	5,969,000	3,844,552
Subordinated Series 2021-3 Class B1
09/27/2066	3.059%	2,502,000	1,265,513
Connecticut Avenue Securities Trust(a),(b)
CMO Series 2019-HRP1 Class M2
1-month USD LIBOR + 2.150% 11/25/2039	6.166%	9,937,008	9,569,455
Subordinated CMO Series 2021-R03 Class 1B2
30-day Average SOFR + 5.500% Floor 5.500% 12/25/2041	9.021%	16,909,000	14,297,914
Subordinated CMO Series 2022-R01 Class 1B2
30-day Average SOFR + 6.000% 12/25/2041	9.521%	49,550,000	42,038,587
Subordinated CMO Series 2022-R02 Class 2B2
30-day Average SOFR + 7.650% 01/25/2042	11.171%	37,400,000	32,659,157
Subordinated CMO Series 2022-R03 Class 1B1
30-day Average SOFR + 6.250% 03/25/2042	9.771%	2,550,000	2,574,231
Subordinated CMO Series 2022-R04 Class 1B1
30-day Average SOFR + 5.250% 03/25/2042	8.771%	13,850,000	13,450,353
Subordinated CMO Series 2022-R04 Class 1B2
30-day Average SOFR + 9.500% 03/25/2042	13.021%	13,800,000	13,161,484
Subordinated CMO Series 2022-R07 Class 1B2
30-day Average SOFR + 12.000% 06/25/2042	15.521%	7,300,000	7,541,799

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Semiannual Report 2022	13

Portfolio of Investments  (continued)
November 30, 2022 (Unaudited)
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Credit Suisse Mortgage Trust(a),(f)
CMO Series 2022-JR1 Class A1
10/25/2066	4.267%	28,483,718	26,932,039
CSMC Trust(a),(f)
CMO Series 2021-JR2 Class A1
11/25/2061	2.215%	6,221,851	5,844,499
Eagle Re Ltd.(a),(b)
CMO Series 2019-1 Class M2
1-month USD LIBOR + 3.300% 04/25/2029	7.344%	21,000,000	20,011,742
CMO Series 2021-1 Class M2
30-day Average SOFR + 4.450% Floor 4.450% 10/25/2033	7.447%	17,000,000	16,185,950
Fannie Mae Connecticut Avenue Securities(a),(b)
Subordinated CMO Series 2021-R02 Class 2B2
30-day Average SOFR + 6.200% 11/25/2041	9.721%	15,900,000	13,157,398
FMC GMSR Issuer Trust(a),(f)
CMO Series 2020-GT1 Class A
01/25/2026	4.450%	9,050,000	7,893,910
Freddie Mac STACR(a),(b)
Subordinated CMO Series 2019-HQA3 Class B1
1-month USD LIBOR + 3.000% 09/25/2049	7.016%	19,309,209	18,223,137
Freddie Mac STACR REMIC Trust(a),(b)
CMO Series 2020-HQA3 Class M2
1-month USD LIBOR + 3.600% 07/25/2050	7.616%	3,726	3,726
CMO Series 2022-HQA1 Class M2
30-day Average SOFR + 5.250% 03/25/2042	8.771%	11,650,000	10,930,699
Subordinated CMO Series 2020-DNA4 Class B1
1-month USD LIBOR + 6.000% 08/25/2050	10.016%	11,147,239	11,777,257
Subordinated CMO Series 2020-DNA5 Class B1
30-day Average SOFR + 4.800% 10/25/2050	7.797%	11,200,000	11,149,724
Subordinated CMO Series 2020-DNA6 Class B2
30-day Average SOFR + 5.650% 12/25/2050	9.171%	15,500,000	12,712,251
Subordinated CMO Series 2020-HQA1 Class B1
1-month USD LIBOR + 2.350% 01/25/2050	6.366%	28,457,336	25,966,542
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated CMO Series 2020-HQA3 Class B1
1-month USD LIBOR + 5.750% 07/25/2050	9.766%	8,000,000	8,183,113
Subordinated CMO Series 2020-HQA4 Class B1
1-month USD LIBOR + 5.250% 09/25/2050	9.266%	16,600,000	16,916,059
Subordinated CMO Series 2021-DNA1 Class B2
30-day Average SOFR + 4.750% 01/25/2051	8.271%	18,450,000	13,859,503
Subordinated CMO Series 2021-DNA5 Class B2
30-day Average SOFR + 5.500% 01/25/2034	9.021%	46,650,000	35,658,411
Subordinated CMO Series 2021-DNA6 Class B2
30-day Average SOFR + 7.500% 10/25/2041	11.047%	12,600,000	10,588,256
Subordinated CMO Series 2022-DNA1 Class B2
30-day Average SOFR + 7.100% 01/25/2042	10.621%	23,350,000	18,449,659
Subordinated CMO Series 2022-HQA1 Class B2
30-day Average SOFR + 11.000% 03/25/2042	14.521%	3,560,000	3,123,476
Freddie Mac STACR Trust(a),(b)
Subordinated CMO Series 2019-HQA2 Class B1
1-month USD LIBOR + 4.100% 04/25/2049	8.116%	20,000,000	20,144,880
Freddie Mac Structured Agency Credit Risk Debt Notes(a),(b)
Subordinated CMO Series 2020-DNA3 Class B1
1-month USD LIBOR + 5.100% 06/25/2050	9.116%	8,473,515	8,722,446
Subordinated CMO Series 2020-HQA5 Class B1
30-day Average SOFR + 4.000% 11/25/2050	7.521%	6,750,000	6,188,023
Subordinated CMO Series 2020-HQA5 Class B2
30-day Average SOFR + 7.400% 11/25/2050	10.921%	14,200,000	13,368,199
Subordinated CMO Series 2021-DNA7 Class B2
30-day Average SOFR + 7.800% 11/25/2041	10.797%	46,278,740	38,690,318
GCAT Trust(a),(f)
CMO Series 2019-NQM3 Class M1
11/25/2059	3.450%	5,650,000	4,545,497

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Mortgage Opportunities Fund | Semiannual Report 2022

Portfolio of Investments  (continued)
November 30, 2022 (Unaudited)
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Genworth Mortgage Insurance Corp.(a),(b)
CMO Series 2021-3 Class M1B
30-day Average SOFR + 2.900% Floor 2.900% 02/25/2034	5.897%	29,500,000	27,118,875
Subordinated CMO Series 2021-3 Class B1
30-day Average SOFR + 4.950% Floor 4.950% 02/25/2034	7.947%	7,500,000	5,925,805
Glebe Funding Trust (The)(a),(d)
CMO Series 2021-1 Class PT
10/27/2023	3.000%	27,769,407	24,992,466
Homeward Opportunities Fund I Trust(a),(f)
Subordinated CMO Series 2020-2 Class B1
05/25/2065	5.450%	3,750,000	3,340,156
Homeward Opportunities Fund Trust(a),(f)
CMO Series 2020-BPL1 Class A2
08/25/2025	5.438%	7,825,282	7,803,614
Imperial Fund Mortgage Trust(a),(f)
Subordinated CMO Series 2021-NQM3 Class B1
11/25/2056	4.184%	7,384,000	4,651,893
Loan Revolving Advance Investment Trust(a),(b),(d),(e)
CMO Series 2021-2 Class A1X
1-month USD LIBOR + 2.750% Floor 2.750% 06/30/2023	6.623%	11,072,840	11,072,840
MFA Trust(a),(f)
CMO Series 2020-NQM3 Class M1
01/26/2065	2.654%	3,500,000	2,736,382
Subordinated CMO Series 2020-NQM3 Class B1
01/26/2065	3.661%	6,250,000	4,986,234
Mortgage Acquisition Trust I LLC(a),(d)
CMO Series 2021-1 Class PT
11/29/2023	3.500%	18,698,961	15,981,768
Mortgage Insurance-Linked Notes(a),(b)
CMO Series 2020-1 Class M1C
1-month USD LIBOR + 1.750% Floor 1.750% 01/25/2030	5.794%	3,050,000	2,896,522
New Residential Mortgage Loan Trust(a),(f),(g)
CMO Series 2014-1A Class AIO
01/25/2054	2.290%	4,501,204	228,915
New York Mortgage Trust(a),(f)
CMO Series 2021-BPL1 Class A1
05/25/2026	2.239%	12,080,000	11,208,054
CMO Series 2021-BPL1 Class A2
05/25/2026	2.981%	5,000,000	4,630,815
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NRZ Excess Spread-Collateralized Notes(a)
Series 2020-PLS1 Class A
12/25/2025	3.844%	3,677,320	3,346,910
Oaktown Re VI Ltd.(a),(b)
CMO Series 2021-1A Class B1
30-day Average SOFR + 5.500% Floor 5.500% 10/25/2033	9.021%	2,373,000	2,140,861
CMO Series 2021-1A Class M2
30-day Average SOFR + 3.950% Floor 3.950% 10/25/2033	7.471%	6,500,000	5,867,452
OSAT Trust(a),(f)
CMO Series 2021-RPL1 Class A2
05/25/2065	3.967%	5,000,000	4,518,215
PMT Credit Risk Transfer Trust(a),(b)
Series 2019-2R Class A
1-month USD LIBOR + 2.750% Floor 2.750% 05/27/2023	6.805%	7,366,670	6,970,343
PNMAC GMSR Issuer Trust(a),(b)
CMO Series 2018-FT1 Class A
1-month USD LIBOR + 2.350% 04/25/2023	6.366%	9,500,000	8,951,823
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 2.850% Floor 2.850% 02/25/2023	6.894%	19,379,000	18,799,200
CMO Series 2018-GT2 Class A
1-month USD LIBOR + 2.650% 08/25/2025	6.694%	47,570,000	45,401,265
Point Securitization Trust(a),(f)
CMO Series 2021-1 Class A1
02/25/2052	3.228%	14,045,821	13,414,894
Preston Ridge Partners Mortgage(a),(f)
CMO Series 2021-2 Class A2
03/25/2026	3.770%	18,598,000	15,299,064
CMO Series 2021-3 Class A2
04/25/2026	3.720%	7,000,000	5,828,105
CMO Series 2021-4 Class A2
04/25/2026	3.474%	5,350,000	4,468,065
Preston Ridge Partners Mortgage LLC(a),(f)
CMO Series 2020-4 Class A1
10/25/2025	2.610%	6,951,839	6,558,223
CMO Series 2020-6 Class A2
11/25/2025	4.703%	2,300,000	2,055,241

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Semiannual Report 2022	15

Portfolio of Investments  (continued)
November 30, 2022 (Unaudited)
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Preston Ridge Partners Mortgage Trust(a),(f)
CMO Series 2021-1 Class A1
01/25/2026	2.115%	7,112,626	6,482,886
CMO Series 2021-1 Class A2
01/25/2026	3.720%	28,254,000	23,724,432
CMO Series 2021-2 Class A1
03/25/2026	2.115%	6,353,714	5,769,243
CMO Series 2021-5 Class A2
06/25/2026	3.721%	16,300,000	12,866,483
CMO Series 2021-8 Class A1
09/25/2026	1.743%	15,812,213	13,826,896
Pretium Mortgage Credit Partners(a),(f)
CMO Series 2022-NPL1 Class A1
01/25/2052	2.981%	20,583,781	18,524,855
Pretium Mortgage Credit Partners I LLC(a),(f)
CMO Series 2021-NPL1 Class A1
09/27/2060	2.240%	6,539,513	5,905,112
Pretium Mortgage Credit Partners LLC(a),(f)
CMO Series 2021-NPL6 Class A2
07/25/2051	5.071%	5,600,000	4,904,186
CMO Series 2021-RN2 Class A1
07/25/2051	1.744%	6,446,364	5,828,256
Radnor Re Ltd.(a),(b)
Subordinated CMO Series 2021-1 Class B1
30-day Average SOFR + 4.000% Floor 4.000% 12/27/2033	7.547%	4,750,000	3,742,613
Radnor RE Ltd.(a),(b)
CMO Series 2021-1 Class M1C
30-day Average SOFR + 2.700% Floor 2.700% 12/27/2033	6.247%	20,500,000	19,441,835
Residential Mortgage Loan Trust(a),(f)
CMO Series 2019-3 Class M1
09/25/2059	3.257%	6,378,000	5,708,540
Subordinated CMO Series 2020-1 Class B1
01/26/2060	3.946%	3,938,000	2,963,808
Saluda Grade Alternative Mortgage Trust(a)
CMO Series 2020-FIG1 Class A3
09/25/2050	5.086%	3,800,689	3,731,916
Stanwich Mortgage Loan Co. LLC(a),(f)
CMO Series 2021-NPB1 Class A1
10/16/2026	2.735%	25,424,733	21,995,379
Starwood Mortgage Residential Trust(a),(f)
CMO Series 2020-3 Class B1
04/25/2065	4.750%	4,750,000	3,669,956
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2021-3 Class A1
06/25/2056	1.127%	5,178,587	4,142,758
Starwood Mortgage Residential Trust(a)
Subordinated CMO Series 2020-INV1 Class B1
11/25/2055	3.257%	3,200,000	2,385,628
Subordinated CMO Series 2020-INV1 Class B2
11/25/2055	4.261%	1,400,000	1,091,635
Stonnington Mortgage Trust(a),(d),(e),(f)
CMO Series 2020-1 Class A
07/28/2024	3.500%	2,503,418	2,503,418
Toorak Mortgage Corp., Ltd.(a),(d),(e),(f)
CMO Series 2020-1 Class M1
03/25/2023	5.000%	19,600,000	19,306,000
Toorak Mortgage Corp., Ltd.(a),(f)
CMO Series 2021-1 Class A1
06/25/2024	2.240%	21,000,000	20,014,237
Triangle Re Ltd.(a),(b)
CMO Series 2021-2 Class M1C
1-month USD LIBOR + 4.500% Floor 4.500% 10/25/2033	8.544%	5,000,000	4,922,335
CMO Series 2021-2 Class M2
1-month USD LIBOR + 5.500% Floor 5.500% 10/25/2033	9.544%	10,000,000	9,553,647
Subordinated CMO Series 2021-1 Class B1
1-month USD LIBOR + 4.500% Floor 4.500% 08/25/2033	8.544%	22,926,000	21,549,468
Subordinated CMO Series 2021-2 Class B1
1-month USD LIBOR + 7.500% Floor 7.500% 10/25/2033	11.544%	7,100,000	6,425,687
VCAT Asset Securitization LLC(a),(f)
CMO Series 2021-NPL3 Class A2
05/25/2051	3.967%	3,980,000	3,225,506
CMO Series 2021-NPL6 Class A1
09/25/2051	1.917%	13,161,452	11,816,315
VCAT LLC(a),(f)
CMO Series 2021-NPL2 Class A2
03/27/2051	4.212%	5,500,000	4,517,170
Vericrest Opportunity Loan Transferee(a),(f)
CMO Series 2021-NPL4 Class A1
03/27/2051	2.240%	9,333,412	8,636,125
Vericrest Opportunity Loan Transferee XCIV LLC(a),(f)
CMO Series 2021-NPL3 Class A1
02/27/2051	2.240%	11,987,291	10,996,206
Vericrest Opportunity Loan Transferee XCVI LLC(a),(f)
CMO Series 2021-NPL5 Class A1
03/27/2051	2.116%	20,831,088	18,536,354

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Mortgage Opportunities Fund | Semiannual Report 2022

Portfolio of Investments  (continued)
November 30, 2022 (Unaudited)
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Vericrest Opportunity Loan Transferee XCVII LLC(a),(f)
CMO Series 2021-NPL6 Class A1
04/25/2051	2.240%	17,468,671	15,580,526
Verus Securitization Trust(a),(f)
CMO Series 2020-NPL1 Class A2
08/25/2050	5.682%	6,615,571	6,549,998
Subordinated CMO Series 2019-4 Class B1
11/25/2059	3.860%	4,150,000	3,256,558
Subordinated CMO Series 2020-1 Class B1
01/25/2060	3.624%	6,000,000	4,157,960
Subordinated CMO Series 2020-4 Class B1
05/25/2065	5.046%	2,450,000	1,908,531
Subordinated CMO Series 2020-4 Class B2
05/25/2065	5.600%	2,000,000	1,450,734
Subordinated Series 2021-5 Class B1
09/25/2066	3.037%	3,800,000	2,360,175
Subordinated Series 2021-5 Class B2
09/25/2066	3.941%	3,500,000	2,146,240
Verus Securitization Trust(a)
Subordinated CMO Series 2020-INV1 Class B1
03/25/2060	5.750%	1,050,000	959,201
Subordinated CMO Series 2020-INV1 Class B2
03/25/2060	6.000%	3,150,000	2,902,283
Visio Trust(a),(f)
CMO Series 2019-2 Class M1
11/25/2054	3.260%	1,400,000	1,125,751
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated CMO Series 2019-2 Class B1
11/25/2054	3.910%	1,200,000	965,436
Vista Point Securitization Trust(a),(f)
Subordinated CMO Series 2020-1 Class B1
03/25/2065	5.353%	2,000,000	1,772,669
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $1,571,992,744)			1,417,520,611

Options Purchased Calls 2.4%
Value ($)
(Cost $84,862,035)	60,621,875

Money Market Funds 6.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 3.989%(i),(j)	156,627,035	156,564,384
Total Money Market Funds (Cost $156,546,713)		156,564,384
Total Investments in Securities (Cost: $4,857,892,779)		4,510,735,730
Other Assets & Liabilities, Net		(1,933,632,836)
Net Assets		2,577,102,894

At November 30, 2022, securities and/or cash totaling $68,285,658 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury Ultra Bond	1,306	03/2023	USD	177,983,313	—	(1,496,821)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	(10,299)	03/2023	USD	(1,168,936,500)	—	(6,523,905)
U.S. Treasury 5-Year Note	(4,588)	03/2023	USD	(498,120,596)	—	(3,021,423)
Total					—	(9,545,328)

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Semiannual Report 2022	17

Portfolio of Investments  (continued)
November 30, 2022 (Unaudited)
Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	107,600,000	107,600,000	2.25	04/27/2023	2,582,400	301,215
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	212,740,000	212,740,000	2.50	05/12/2023	6,360,926	1,257,932
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	202,000,000	202,000,000	2.75	06/26/2023	6,559,950	2,583,903
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	74,220,000	74,220,000	2.75	07/11/2023	2,597,700	1,019,152
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	325,000,000	325,000,000	2.00	08/03/2023	5,476,250	1,354,243
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	190,000,000	190,000,000	3.50	10/27/2023	6,745,000	9,514,497
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	150,000,000	150,000,000	3.50	10/27/2023	5,700,000	7,511,445
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	120,290,000	120,290,000	3.30	11/14/2023	3,849,280	4,993,984
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	400,000,000	400,000,000	3.00	11/30/2023	12,300,000	12,300,000
10-Year OTC interest rate swap with JPMorgan to receive exercise rate and pay SOFR	JPMorgan	USD	300,000,000	300,000,000	2.25	05/26/2023	6,000,000	1,198,680
10-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay SOFR	Morgan Stanley	USD	400,000,000	400,000,000	2.25	04/27/2023	9,540,000	1,119,760
10-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay SOFR	Morgan Stanley	USD	212,740,000	212,740,000	2.50	05/12/2023	6,563,029	1,257,932
10-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay SOFR	Morgan Stanley	USD	275,000,000	275,000,000	3.65	11/10/2023	10,587,500	16,209,132
Total							84,862,035	60,621,875

Put option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	(321,000,000)	(321,000,000)	3.60	01/05/2023	(5,136,000)	(2,047,563)
10-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay SOFR	Morgan Stanley	USD	(149,220,000)	(149,220,000)	3.75	12/29/2022	(2,238,300)	(448,108)
10-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay SOFR	Morgan Stanley	USD	(175,000,000)	(175,000,000)	3.90	01/27/2023	(3,281,250)	(691,075)
Total							(10,655,550)	(3,186,746)

Credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 11 BBB-	Citi	11/18/2054	3.000	Monthly	USD	10,000,000	1,435,379	(5,000)	329,005	—	1,101,374	—
Markit CMBX North America Index, Series 11 BBB-	Goldman Sachs International	11/18/2054	3.000	Monthly	USD	10,000,000	1,435,380	(5,000)	1,540,992	—	—	(110,612)
Total							2,870,759	(10,000)	1,869,997	—	1,101,374	(110,612)

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Mortgage Opportunities Fund | Semiannual Report 2022

Portfolio of Investments  (continued)
November 30, 2022 (Unaudited)
Cleared credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America High Yield Index, Series 39	Morgan Stanley	12/20/2027	5.000	Quarterly	USD	189,500,000	(12,394,891)	—	—	—	(12,394,891)

Credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	8.821	USD	10,000,000	(1,767,187)	5,000	—	(2,162,838)	400,651	—
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	8.821	USD	40,000,000	(7,068,752)	20,000	—	(4,799,009)	—	(2,249,743)
Markit CMBX North America Index, Series 10 BBB-	Goldman Sachs International	11/17/2059	3.000	Monthly	8.821	USD	10,125,000	(1,789,277)	5,062	—	(1,143,627)	—	(640,588)
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	8.821	USD	10,000,000	(1,767,188)	5,000	—	(1,696,100)	—	(66,088)
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	8.821	USD	8,800,000	(1,555,125)	4,400	—	(2,020,788)	470,063	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	8.821	USD	20,000,000	(3,534,376)	10,000	—	(3,919,639)	395,263	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	8.821	USD	26,500,000	(4,683,048)	13,250	—	(4,915,729)	245,931	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	8.821	USD	10,000,000	(1,767,188)	5,000	—	(1,901,873)	139,685	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	8.821	USD	5,000,000	(883,594)	2,500	—	(807,641)	—	(73,453)
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	8.821	USD	13,000,000	(2,297,345)	6,500	—	(2,029,182)	—	(261,663)
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	8.821	USD	45,000,000	(7,952,346)	22,500	—	(5,105,646)	—	(2,824,200)
Markit CMBX North America Index, Series 12 BBB-	Morgan Stanley	08/17/2061	3.000	Monthly	7.200	USD	22,000,000	(3,877,500)	11,000	—	(3,137,480)	—	(729,020)
Markit CMBX North America Index, Series 7 BBB-	Morgan Stanley	01/17/2047	3.000	Monthly	30.695	USD	2,550,000	(533,109)	1,275	—	(208,343)	—	(323,491)
Markit CMBX North America Index, Series 7 BBB-	Morgan Stanley	01/17/2047	3.000	Monthly	30.695	USD	5,000,000	(1,045,313)	2,500	—	(268,192)	—	(774,621)
Total								(40,521,348)	113,987	—	(34,116,087)	1,651,593	(7,942,867)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Semiannual Report 2022	19

Portfolio of Investments  (continued)
November 30, 2022 (Unaudited)
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At November 30, 2022, the total value of these securities amounted to $1,874,833,079, which represents 72.75% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of November 30, 2022.
(c)	Security represents a pool of loans that generate cash payments generally over fixed periods of time. Such securities entitle the security holders to receive distributions (i.e. principal and interest, net of fees and expenses) that are tied to the payments made by the borrower on the underlying loans. Due to the structure of the security the cash payments received are not known until the time of payment. The interest rate shown is the stated coupon rate as of November 30, 2022 and is not reflective of the cash flow payments.
(d)	Valuation based on significant unobservable inputs.
(e)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At November 30, 2022, the total value of these securities amounted to $82,954,128, which represents 3.22% of total net assets.
(f)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of November 30, 2022.
(g)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(h)	Represents a security purchased on a when-issued basis.
(i)	The rate shown is the seven-day current annualized yield at November 30, 2022.
(j)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the period ended November 30, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 3.989%
	218,546,293	1,208,293,860	(1,270,293,099)	17,330	156,564,384	(9,660)	2,121,332	156,627,035
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal Securities
TBA	To Be Announced
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Mortgage Opportunities Fund | Semiannual Report 2022

Portfolio of Investments  (continued)
November 30, 2022 (Unaudited)
Fair value measurements  (continued)
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at November 30, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	228,312,299	59,010,058	287,322,357
Commercial Mortgage-Backed Securities - Agency	—	3,571,355	—	3,571,355
Commercial Mortgage-Backed Securities - Non-Agency	—	159,199,722	—	159,199,722
Residential Mortgage-Backed Securities - Agency	—	2,425,935,426	—	2,425,935,426
Residential Mortgage-Backed Securities - Non-Agency	—	1,261,261,235	156,259,376	1,417,520,611
Options Purchased Calls	—	60,621,875	—	60,621,875
Money Market Funds	156,564,384	—	—	156,564,384
Total Investments in Securities	156,564,384	4,138,901,912	215,269,434	4,510,735,730
Investments in Derivatives
Asset
Swap Contracts	—	2,752,967	—	2,752,967
Liability
Futures Contracts	(11,042,149)	—	—	(11,042,149)
Options Contracts Written	—	(3,186,746)	—	(3,186,746)
Swap Contracts	—	(20,448,370)	—	(20,448,370)
Total	145,522,235	4,118,019,763	215,269,434	4,478,811,432
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Semiannual Report 2022	21

Portfolio of Investments  (continued)
November 30, 2022 (Unaudited)
Fair value measurements  (continued)
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
	Balance as of 05/31/2022 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 11/30/2022 ($)
Asset-Backed Securities — Non-Agency	154,202,529	(43,043,670)	(53,576,891)	32,433,827	—	(31,005,737)	—	—	59,010,058
Residential Mortgage-Backed Securities — Non-Agency	232,604,003	(18,118)	152,319	(5,212,306)	—	(71,266,522)	—	—	156,259,376
Total	386,806,532	(43,061,788)	(53,424,572)	27,221,521	—	(102,272,259)	—	—	215,269,434
(a) Change in unrealized appreciation (depreciation) relating to securities held at November 30, 2022 was $10,391,689, which is comprised of Asset-Backed Securities - Non-Agency of $15,718,261 and Residential Mortgage-Backed Securities - Non-Agency of $(5,326,572).
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain residential mortgage backed securities and asset backed securities classified as Level 3 are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would have resulted in a significantly higher (lower) fair value measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Mortgage Opportunities Fund | Semiannual Report 2022

Statement of Assets and Liabilities
November 30, 2022 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $4,616,484,031)	$4,293,549,471
Affiliated issuers (cost $156,546,713)	156,564,384
Options purchased (cost $84,862,035)	60,621,875
Cash	117,709
Cash collateral held at broker for:
Swap contracts	13,828,000
Other(a)	10,524,000
Margin deposits on:
Futures contracts	31,506,145
Swap contracts	12,427,513
Unrealized appreciation on swap contracts	2,752,967
Upfront payments on swap contracts	1,869,997
Receivable for:
Investments sold	10,417
Investments sold on a delayed delivery basis	325,474,870
Capital shares sold	12,498,121
Dividends	399,412
Interest	24,460,563
Variation margin for futures contracts	1,855,237
Expense reimbursement due from Investment Manager	1,574
Prepaid expenses	24,052
Other assets	80
Total assets	4,948,486,387
Liabilities
Option contracts written, at value (premiums received $10,655,550)	3,186,746
Unrealized depreciation on swap contracts	8,053,479
Upfront receipts on swap contracts	34,116,087
Payable for:
Investments purchased	40,735,871
Investments purchased on a delayed delivery basis	2,265,431,739
Capital shares purchased	8,406,616
Dividends and interest on securities sold short	341,667
Variation margin for futures contracts	8,880,297
Variation margin for swap contracts	1,733,783
Management services fees	44,318
Distribution and/or service fees	3,972
Transfer agent fees	190,494
Compensation of board members	79,918
Compensation of chief compliance officer	327
Other expenses	178,179
Total liabilities	2,371,383,493
Net assets applicable to outstanding capital stock	$2,577,102,894
Represented by
Paid in capital	3,511,909,131
Total distributable earnings (loss)	(934,806,237)
Total - representing net assets applicable to outstanding capital stock	$2,577,102,894
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Semiannual Report 2022	23

Statement of Assets and Liabilities  (continued)
November 30, 2022 (Unaudited)
Class A
Net assets	$347,125,912
Shares outstanding	42,391,617
Net asset value per share	$8.19
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$8.44
Advisor Class
Net assets	$177,017,069
Shares outstanding	21,648,319
Net asset value per share	$8.18
Class C
Net assets	$58,203,024
Shares outstanding	7,110,992
Net asset value per share	$8.18
Institutional Class
Net assets	$1,337,286,230
Shares outstanding	163,411,756
Net asset value per share	$8.18
Institutional 2 Class
Net assets	$410,645,107
Shares outstanding	50,200,554
Net asset value per share	$8.18
Institutional 3 Class
Net assets	$246,825,552
Shares outstanding	30,149,869
Net asset value per share	$8.19

(a)	Includes collateral related to options written and swap contracts.
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Mortgage Opportunities Fund | Semiannual Report 2022

Statement of Operations
Six Months Ended November 30, 2022 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$6,315,381
Dividends — affiliated issuers	2,121,332
Interest	119,098,524
Interfund lending	378
Total income	127,535,615
Expenses:
Management services fees	10,162,908
Distribution and/or service fees
Class A	488,746
Class C	335,134
Transfer agent fees
Class A	199,428
Advisor Class	128,016
Class C	34,150
Institutional Class	887,301
Institutional 2 Class	137,505
Institutional 3 Class	8,684
Compensation of board members	28,439
Custodian fees	26,027
Printing and postage fees	109,202
Registration fees	182,945
Audit fees	25,270
Legal fees	28,971
Interest on collateral	102,376
Compensation of chief compliance officer	327
Other	27,888
Total expenses	12,913,317
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(96,398)
Expense reduction	(20)
Total net expenses	12,816,899
Net investment income	114,718,716
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(177,761,585)
Investments — affiliated issuers	(9,660)
Futures contracts	(186,021,009)
Options purchased	(5,959,150)
Options contracts written	(54,280,791)
Swap contracts	(31,023,343)
Net realized loss	(455,055,538)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(117,275,962)
Investments — affiliated issuers	17,330
Forward sale commitments	7,447,265
Futures contracts	(9,253,161)
Options purchased	(17,753,940)
Options contracts written	53,626,603
Swap contracts	(433,113)
Net change in unrealized appreciation (depreciation)	(83,624,978)
Net realized and unrealized loss	(538,680,516)
Net decrease in net assets resulting from operations	$(423,961,800)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Semiannual Report 2022	25

Statement of Changes in Net Assets
	Six Months Ended November 30, 2022 (Unaudited)	Year Ended May 31, 2022
Operations
Net investment income	$114,718,716	$201,714,621
Net realized loss	(455,055,538)	(159,961,741)
Net change in unrealized appreciation (depreciation)	(83,624,978)	(391,101,621)
Net decrease in net assets resulting from operations	(423,961,800)	(349,348,741)
Distributions to shareholders
Net investment income and net realized gains
Class A	(12,217,039)	(15,264,078)
Advisor Class	(7,771,483)	(18,693,751)
Class C	(1,804,317)	(3,049,711)
Institutional Class	(54,721,344)	(111,364,858)
Institutional 2 Class	(15,722,323)	(31,642,312)
Institutional 3 Class	(8,910,065)	(18,896,928)
Total distributions to shareholders	(101,146,571)	(198,911,638)
Increase (decrease) in net assets from capital stock activity	(806,884,226)	476,133,368
Total decrease in net assets	(1,331,992,597)	(72,127,011)
Net assets at beginning of period	3,909,095,491	3,981,222,502
Net assets at end of period	$2,577,102,894	$3,909,095,491
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Mortgage Opportunities Fund | Semiannual Report 2022

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	November 30, 2022 (Unaudited)		May 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	12,548,345	114,411,595	38,999,287	406,944,552
Distributions reinvested	1,412,688	12,211,331	1,480,236	15,255,621
Redemptions	(14,315,754)	(124,174,143)	(15,320,599)	(157,908,941)
Net increase (decrease)	(354,721)	2,448,783	25,158,924	264,291,232
Advisor Class
Subscriptions	3,744,558	33,628,026	22,674,673	237,290,697
Distributions reinvested	891,956	7,760,432	1,802,248	18,671,922
Redemptions	(17,003,040)	(148,947,860)	(29,584,615)	(304,569,303)
Net decrease	(12,366,526)	(107,559,402)	(5,107,694)	(48,606,684)
Class C
Subscriptions	429,058	3,764,449	2,816,093	29,802,151
Distributions reinvested	207,816	1,797,791	292,117	3,022,837
Redemptions	(1,489,906)	(13,074,652)	(1,762,205)	(18,009,594)
Net increase (decrease)	(853,032)	(7,512,412)	1,346,005	14,815,394
Institutional Class
Subscriptions	42,836,095	373,446,857	167,893,736	1,751,722,439
Distributions reinvested	6,222,519	54,022,276	10,682,012	110,463,436
Redemptions	(110,045,872)	(955,349,630)	(138,750,909)	(1,410,271,854)
Net increase (decrease)	(60,987,258)	(527,880,497)	39,824,839	451,914,021
Institutional 2 Class
Subscriptions	12,473,961	111,608,539	39,473,192	410,487,335
Distributions reinvested	1,809,602	15,700,772	3,061,126	31,617,889
Redemptions	(31,403,891)	(280,476,675)	(48,368,850)	(502,357,562)
Net decrease	(17,120,328)	(153,167,364)	(5,834,532)	(60,252,338)
Institutional 3 Class
Subscriptions	9,565,091	84,363,753	13,714,243	145,223,510
Distributions reinvested	1,011,795	8,800,328	1,803,629	18,771,991
Redemptions	(11,923,169)	(106,377,415)	(29,443,098)	(310,023,758)
Net decrease	(1,346,283)	(13,213,334)	(13,925,226)	(146,028,257)
Total net increase (decrease)	(93,028,148)	(806,884,226)	41,462,316	476,133,368
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Semiannual Report 2022	27

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 11/30/2022 (Unaudited)	$9.59	0.31	(1.43)	(1.12)	(0.28)	—	(0.28)
Year Ended 5/31/2022	$10.87	0.48	(1.30)	(0.82)	(0.40)	(0.06)	(0.46)
Year Ended 5/31/2021	$9.35	0.47	1.66	2.13	(0.43)	(0.18)	(0.61)
Year Ended 5/31/2020	$10.19	0.40	(0.85)	(0.45)	(0.31)	(0.08)	(0.39)
Year Ended 5/31/2019	$9.93	0.44	0.25	0.69	(0.40)	(0.03)	(0.43)
Year Ended 5/31/2018	$10.12	0.49	0.04	0.53	(0.38)	(0.34)	(0.72)
Advisor Class
Six Months Ended 11/30/2022 (Unaudited)	$9.58	0.32	(1.43)	(1.11)	(0.29)	—	(0.29)
Year Ended 5/31/2022	$10.86	0.49	(1.28)	(0.79)	(0.43)	(0.06)	(0.49)
Year Ended 5/31/2021	$9.35	0.50	1.65	2.15	(0.46)	(0.18)	(0.64)
Year Ended 5/31/2020	$10.18	0.42	(0.83)	(0.41)	(0.34)	(0.08)	(0.42)
Year Ended 5/31/2019	$9.92	0.47	0.24	0.71	(0.42)	(0.03)	(0.45)
Year Ended 5/31/2018	$10.11	0.54	0.01	0.55	(0.40)	(0.34)	(0.74)
Class C
Six Months Ended 11/30/2022 (Unaudited)	$9.58	0.27	(1.43)	(1.16)	(0.24)	—	(0.24)
Year Ended 5/31/2022	$10.87	0.39	(1.30)	(0.91)	(0.32)	(0.06)	(0.38)
Year Ended 5/31/2021	$9.35	0.40	1.65	2.05	(0.35)	(0.18)	(0.53)
Year Ended 5/31/2020	$10.19	0.32	(0.84)	(0.52)	(0.24)	(0.08)	(0.32)
Year Ended 5/31/2019	$9.93	0.37	0.24	0.61	(0.32)	(0.03)	(0.35)
Year Ended 5/31/2018	$10.12	0.44	0.01	0.45	(0.30)	(0.34)	(0.64)
Institutional Class
Six Months Ended 11/30/2022 (Unaudited)	$9.58	0.32	(1.43)	(1.11)	(0.29)	—	(0.29)
Year Ended 5/31/2022	$10.86	0.49	(1.28)	(0.79)	(0.43)	(0.06)	(0.49)
Year Ended 5/31/2021	$9.35	0.50	1.65	2.15	(0.46)	(0.18)	(0.64)
Year Ended 5/31/2020	$10.19	0.42	(0.84)	(0.42)	(0.34)	(0.08)	(0.42)
Year Ended 5/31/2019	$9.93	0.47	0.24	0.71	(0.42)	(0.03)	(0.45)
Year Ended 5/31/2018	$10.12	0.53	0.02	0.55	(0.40)	(0.34)	(0.74)
Institutional 2 Class
Six Months Ended 11/30/2022 (Unaudited)	$9.58	0.32	(1.43)	(1.11)	(0.29)	—	(0.29)
Year Ended 5/31/2022	$10.86	0.50	(1.29)	(0.79)	(0.43)	(0.06)	(0.49)
Year Ended 5/31/2021	$9.35	0.50	1.65	2.15	(0.46)	(0.18)	(0.64)
Year Ended 5/31/2020	$10.18	0.42	(0.83)	(0.41)	(0.34)	(0.08)	(0.42)
Year Ended 5/31/2019	$9.92	0.47	0.25	0.72	(0.43)	(0.03)	(0.46)
Year Ended 5/31/2018	$10.11	0.52	0.03	0.55	(0.40)	(0.34)	(0.74)
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Mortgage Opportunities Fund | Semiannual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 11/30/2022 (Unaudited)	$8.19	(11.84%)	1.02%(c),(d)	1.01%(c),(d),(e)	6.94%(c)	301%	$347,126
Year Ended 5/31/2022	$9.59	(7.79%)	0.99%(d)	0.99%(d),(e)	4.58%	340%	$409,868
Year Ended 5/31/2021	$10.87	23.28%	1.01%(d)	1.00%(d),(e)	4.56%	496%	$191,161
Year Ended 5/31/2020	$9.35	(4.54%)	1.04%(d),(f)	1.01%(d),(f)	3.97%	819%	$92,796
Year Ended 5/31/2019	$10.19	7.12%	1.08%(d)	1.01%(d)	4.41%	528%	$123,926
Year Ended 5/31/2018	$9.93	5.53%	1.12%	1.00%	5.12%	716%	$70,299
Advisor Class
Six Months Ended 11/30/2022 (Unaudited)	$8.18	(11.74%)	0.76%(c),(d)	0.76%(c),(d),(e)	7.12%(c)	301%	$177,017
Year Ended 5/31/2022	$9.58	(7.56%)	0.74%(d)	0.74%(d),(e)	4.65%	340%	$325,742
Year Ended 5/31/2021	$10.86	23.48%	0.76%(d)	0.75%(d),(e)	4.79%	496%	$424,803
Year Ended 5/31/2020	$9.35	(4.20%)	0.78%(d),(f)	0.76%(d),(f)	4.20%	819%	$146,447
Year Ended 5/31/2019	$10.18	7.39%	0.84%(d)	0.76%(d)	4.69%	528%	$196,808
Year Ended 5/31/2018	$9.92	5.79%	0.86%	0.75%	5.52%	716%	$29,201
Class C
Six Months Ended 11/30/2022 (Unaudited)	$8.18	(12.19%)	1.76%(c),(d)	1.76%(c),(d),(e)	6.16%(c)	301%	$58,203
Year Ended 5/31/2022	$9.58	(8.57%)	1.74%(d)	1.74%(d),(e)	3.70%	340%	$76,327
Year Ended 5/31/2021	$10.87	22.37%	1.76%(d)	1.75%(d),(e)	3.82%	496%	$71,915
Year Ended 5/31/2020	$9.35	(5.26%)	1.79%(d),(f)	1.76%(d),(f)	3.26%	819%	$40,482
Year Ended 5/31/2019	$10.19	6.32%	1.84%(d)	1.76%(d)	3.69%	528%	$32,543
Year Ended 5/31/2018	$9.93	4.74%	1.85%	1.75%	4.44%	716%	$5,842
Institutional Class
Six Months Ended 11/30/2022 (Unaudited)	$8.18	(11.74%)	0.76%(c),(d)	0.76%(c),(d),(e)	7.13%(c)	301%	$1,337,286
Year Ended 5/31/2022	$9.58	(7.56%)	0.74%(d)	0.74%(d),(e)	4.72%	340%	$2,150,404
Year Ended 5/31/2021	$10.86	23.48%	0.76%(d)	0.75%(d),(e)	4.80%	496%	$2,005,278
Year Ended 5/31/2020	$9.35	(4.29%)	0.78%(d),(f)	0.76%(d),(f)	4.23%	819%	$752,376
Year Ended 5/31/2019	$10.19	7.38%	0.84%(d)	0.76%(d)	4.71%	528%	$694,646
Year Ended 5/31/2018	$9.93	5.80%	0.85%	0.75%	5.44%	716%	$64,054
Institutional 2 Class
Six Months Ended 11/30/2022 (Unaudited)	$8.18	(11.72%)	0.72%(c),(d)	0.72%(c),(d)	7.17%(c)	301%	$410,645
Year Ended 5/31/2022	$9.58	(7.52%)	0.70%(d)	0.70%(d)	4.76%	340%	$644,830
Year Ended 5/31/2021	$10.86	23.53%	0.72%(d)	0.71%(d)	4.82%	496%	$794,473
Year Ended 5/31/2020	$9.35	(4.15%)	0.74%(d),(f)	0.71%(d),(f)	4.26%	819%	$203,390
Year Ended 5/31/2019	$10.18	7.45%	0.77%(d)	0.70%(d)	4.70%	528%	$150,092
Year Ended 5/31/2018	$9.92	5.84%	0.83%	0.71%	5.44%	716%	$47,960
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Semiannual Report 2022	29

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 11/30/2022 (Unaudited)	$9.59	0.32	(1.43)	(1.11)	(0.29)	—	(0.29)
Year Ended 5/31/2022	$10.87	0.49	(1.27)	(0.78)	(0.44)	(0.06)	(0.50)
Year Ended 5/31/2021	$9.35	0.51	1.66	2.17	(0.47)	(0.18)	(0.65)
Year Ended 5/31/2020	$10.19	0.43	(0.84)	(0.41)	(0.35)	(0.08)	(0.43)
Year Ended 5/31/2019	$9.93	0.47	0.25	0.72	(0.43)	(0.03)	(0.46)
Year Ended 5/31/2018	$10.12	0.55	0.01	0.56	(0.41)	(0.34)	(0.75)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	Ratios include interest on collateral expense. For the periods indicated below, if interest on collateral expense had been excluded, expenses would have been lower by:

Class	11/30/2022	5/31/2022	5/31/2021	5/31/2020	5/31/2019
Class A	0.01%	less than 0.01%	less than 0.01%	0.01%	0.01%
Advisor Class	0.01%	less than 0.01%	less than 0.01%	0.01%	0.01%
Class C	0.01%	less than 0.01%	less than 0.01%	0.01%	0.01%
Institutional Class	0.01%	less than 0.01%	less than 0.01%	0.01%	0.01%
Institutional 2 Class	0.01%	less than 0.01%	less than 0.01%	0.01%	0.01%
Institutional 3 Class	0.01%	less than 0.01%	less than 0.01%	0.01%	0.01%

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	Ratios include interfund lending expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Mortgage Opportunities Fund | Semiannual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 11/30/2022 (Unaudited)	$8.19	(11.69%)	0.67%(c),(d)	0.67%(c),(d)	7.26%(c)	301%	$246,826
Year Ended 5/31/2022	$9.59	(7.47%)	0.65%(d)	0.65%(d)	4.65%	340%	$301,924
Year Ended 5/31/2021	$10.87	23.71%	0.67%(d)	0.66%(d)	4.92%	496%	$493,593
Year Ended 5/31/2020	$9.35	(4.20%)	0.69%(d),(f)	0.66%(d),(f)	4.36%	819%	$215,799
Year Ended 5/31/2019	$10.19	7.49%	0.72%(d)	0.65%(d)	4.71%	528%	$205,730
Year Ended 5/31/2018	$9.93	5.90%	0.75%	0.65%	5.55%	716%	$189,672
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Semiannual Report 2022	31

Notes to Financial Statements
November 30, 2022 (Unaudited)
Note 1. Organization
Columbia Mortgage Opportunities Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
32	Columbia Mortgage Opportunities Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Columbia Mortgage Opportunities Fund | Semiannual Report 2022	33

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown in the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and has written option contracts to manage exposure to fluctuations in interest rates and to hedge the fair value of the Fund’s investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
34	Columbia Mortgage Opportunities Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Interest rate swaption contracts
Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption contract will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.
When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and are entered into bilaterally or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Columbia Mortgage Opportunities Fund | Semiannual Report 2022	35

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the bilateral counterparty, FCM, or CCP, as applicable, may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to manage credit exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payment or receipt by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
36	Columbia Mortgage Opportunities Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at November 30, 2022:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	2,752,967*
Credit risk	Upfront payments on swap contracts	1,869,997
Interest rate risk	Investments, at value — Options purchased	60,621,875
Total		65,244,839

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	20,448,370*
Credit risk	Upfront receipts on swap contracts	34,116,087
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	11,042,149*
Interest rate risk	Options contracts written, at value	3,186,746
Total		68,793,352

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended November 30, 2022:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	(31,023,343)	(31,023,343)
Interest rate risk	(186,021,009)	(54,280,791)	(5,959,150)	—	(246,260,950)
Total	(186,021,009)	(54,280,791)	(5,959,150)	(31,023,343)	(277,284,293)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	(433,113)	(433,113)
Interest rate risk	(9,253,161)	53,626,603	(17,753,940)	—	26,619,502
Total	(9,253,161)	53,626,603	(17,753,940)	(433,113)	26,186,389
Columbia Mortgage Opportunities Fund | Semiannual Report 2022	37

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended November 30, 2022:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	1,054,994,781
Futures contracts — short	2,145,891,206
Credit default swap contracts — buy protection	374,575,000
Credit default swap contracts — sell protection	328,037,500

Derivative instrument	Average value ($)*
Options contracts — purchased	51,706,461
Options contracts — written	(4,761,373)

*	Based on the ending quarterly outstanding amounts for the six months ended November 30, 2022.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
38	Columbia Mortgage Opportunities Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income in the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income in the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of November 30, 2022:
	Citi ($) (a)	Citi ($) (a)	Goldman Sachs International ($)	JPMorgan ($) (a)	JPMorgan ($) (a)	Morgan Stanley ($) (a)	Morgan Stanley ($) (a)	Total ($)
Assets
Options purchased calls	40,836,371	-	-	1,198,680	-	18,586,824	-	60,621,875
OTC credit default swap contracts (b)	-	1,831,030	1,540,992	-	-	1,250,942	-	4,622,964
Total assets	40,836,371	1,831,030	1,540,992	1,198,680	-	19,837,766	-	65,244,839
Liabilities
Centrally cleared credit default swap contracts (c)	-	-	-	-	-	-	1,733,783	1,733,783
Options contracts written	2,047,563	-	-	-	-	1,139,183	-	3,186,746
OTC credit default swap contracts (b)	-	9,211,590	1,894,827	-	1,762,188	29,300,961	-	42,169,566
Total liabilities	2,047,563	9,211,590	1,894,827	-	1,762,188	30,440,144	1,733,783	47,090,095
Total financial and derivative net assets	38,788,808	(7,380,560)	(353,835)	1,198,680	(1,762,188)	(10,602,378)	(1,733,783)	18,154,744
Total collateral received (pledged) (d)	13,796,000	(7,380,560)	(310,000)	1,198,680	(1,762,188)	(10,524,000)	(1,733,783)	(6,715,851)
Net amount (e)	24,992,808	-	(43,835)	-	-	(78,378)	-	24,870,595

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(c)	Centrally cleared swaps are included within payable/receivable for variation margin in the Statement of Assets and Liabilities.
(d)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(e)	Represents the net amount due from/(to) counterparties in the event of default.
Columbia Mortgage Opportunities Fund | Semiannual Report 2022	39

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
40	Columbia Mortgage Opportunities Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (ETFs); Fee Information in Investment Company Advertisements. The rule and form amendments will require mutual funds and ETFs to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format. The rule amendments will require that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments will become effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.65% to 0.535% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended November 30, 2022 was 0.629% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
Columbia Mortgage Opportunities Fund | Semiannual Report 2022	41

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the six months ended November 30, 2022, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.10
Advisor Class	0.10
Class C	0.10
Institutional Class	0.10
Institutional 2 Class	0.06
Institutional 3 Class	0.01
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended November 30, 2022, these minimum account balance fees reduced total expenses of the Fund by $20.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25% and 1.00% of the Fund’s average daily net assets attributable to Class A and Class C shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $293,000 for Class C shares. This amount is based on the most recent information available as of September 30, 2022, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended November 30, 2022, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	3.00	0.50 - 1.00(a)	81,037
Class C	—	1.00(b)	8,743

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
42	Columbia Mortgage Opportunities Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through September 30, 2023
Class A	1.00%
Advisor Class	0.75
Class C	1.75
Institutional Class	0.75
Institutional 2 Class	0.71
Institutional 3 Class	0.66
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At November 30, 2022, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
4,814,991,000	126,197,000	(494,623,000)	(368,426,000)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Columbia Mortgage Opportunities Fund | Semiannual Report 2022	43

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $13,788,326,366 and $13,471,980,047, respectively, for the six months ended November 30, 2022, of which $13,710,618,001 and $12,386,781,067, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the six months ended November 30, 2022 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	1,950,000	3.23	2
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at November 30, 2022.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
44	Columbia Mortgage Opportunities Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
The Fund had no borrowings during the six months ended November 30, 2022.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Leverage risk
Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. The use of leverage may produce volatility and may exaggerate changes in the Fund’s NAV and in the return on the Fund’s portfolio, which may increase the risk that the Fund will lose more than it has invested. Because short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund’s assets that are used as collateral to secure the Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
LIBOR replacement risk
The elimination of London Inter-Bank Offered Rate (LIBOR), among other "inter-bank offered" reference rates, may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority and the ICE Benchmark Administration have announced that a majority of U.S. dollar LIBOR settings will
Columbia Mortgage Opportunities Fund | Semiannual Report 2022	45

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
cease publication after June 30, 2023. A subset of non-U.S. dollar LIBOR settings is continuing to be published on a “synthetic” basis and it is possible that a subset of U.S. dollar LIBOR settings will also be published after June 30, 2023 on a “synthetic” basis. Any such publications are, or would be considered, non-representative of the underlying market. Markets are slowly developing in response to the elimination of LIBOR. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. These risks are likely to persist until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become more settled. Alternatives to LIBOR have been established or are in development in most major currencies, including the Secured Overnight Financing Rate (SOFR), which the U.S. Federal Reserve is promoting as the alternative reference rate to U.S. dollar LIBOR.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks
46	Columbia Mortgage Opportunities Fund | Semiannual Report 2022

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At November 30, 2022, three unaffiliated shareholders of record owned 40.5% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 18.4% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to
Columbia Mortgage Opportunities Fund | Semiannual Report 2022	47

Notes to Financial Statements  (continued)
November 30, 2022 (Unaudited)
estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
48	Columbia Mortgage Opportunities Fund | Semiannual Report 2022

 Approval of Management Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Mortgage Opportunities Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement.  The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in November 2021 and March, April and June 2022, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses to written requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) to the Investment Manager, to assist the Board in making this determination.  In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance.  The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 23, 2022 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term.  At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration.  The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement.  Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Management Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Columbia Mortgage Opportunities Fund | Semiannual Report 2022	49

Approval of Management Agreement  (continued)
(Unaudited)
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2022 initiatives in this regard.  The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight.  The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided. The Board also considered added personnel and resources obtained by Columbia Threadneedle through Ameriprise Financial’s acquisition of BMO Financial Group’s Europe, Middle East, and Africa (EMEA) asset management business.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2021 in the performance of administrative services, and noted the various enhancements anticipated for 2022.  In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs.  The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved.  The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception):  (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally.  After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
50	Columbia Mortgage Opportunities Fund | Semiannual Report 2022

Approval of Management Agreement  (continued)
(Unaudited)
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement.  The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates.  The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund.  With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds.  The Board considered that in 2021 the Board had considered 2020 profitability and that the 2022 information showed that the profitability generated by the Investment Manager in 2021 increased from 2020 levels, due to a variety of factors, including the increased assets under management of the Funds.  It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages.  The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit.  After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth.  In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement.  In reaching its conclusions, no single factor was determinative.
Columbia Mortgage Opportunities Fund | Semiannual Report 2022	51

Approval of Management Agreement  (continued)
(Unaudited)
On June 23, 2022, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.
52	Columbia Mortgage Opportunities Fund | Semiannual Report 2022

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Columbia Mortgage Opportunities Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR251_05_N01_(01/23)

Semiannual Report
November 30, 2022 (Unaudited)
Columbia Commodity Strategy Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Commodity Strategy Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Commodity Strategy Fund  |  Semiannual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with total return.
Portfolio management
Marc Khalamayzer, CFA
Commodity Strategies Co-Portfolio Manager
Managed Fund since 2019
Matthew Ferrelli, CFA
Commodity Strategies Co-Portfolio Manager
Managed Fund since 2019
Ronald Stahl, CFA
Cash/Liquidity Strategies Co-Portfolio Manager
Managed Fund since 2021
Gregory Liechty
Cash/Liquidity Strategies Co-Portfolio Manager
Managed Fund since 2021
John D. Dempsey, CFA
Cash/Liquidity Strategies Co-Portfolio Manager
Managed Fund since 2021
Average annual total returns (%) (for the period ended November 30, 2022)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	06/18/12	-10.09	26.10	8.35	-1.48
	Including sales charges		-15.28	18.82	7.09	-2.07
Advisor Class*		03/19/13	-10.00	26.39	8.60	-1.25
Class C	Excluding sales charges	06/18/12	-10.45	25.10	7.53	-2.22
	Including sales charges		-11.35	24.22	7.53	-2.22
Institutional Class		06/18/12	-9.97	26.45	8.63	-1.24
Institutional 2 Class*		01/08/14	-9.95	26.57	8.72	-1.19
Institutional 3 Class*		10/01/14	-9.94	26.58	8.85	-1.13
Class R		06/18/12	-10.18	25.80	8.08	-1.71
Bloomberg Commodity Index Total Return			-10.34	23.20	7.60	-1.30
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility.  Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s Class T shares for the period from July 28, 2011 through June 17, 2012, and of the Fund’s Class A shares for the period from June 18, 2012 through the inception date of such class (in each case, without applicable sales charges and adjusted to reflect the higher class-related operating expenses of such share class, where applicable). Class T shares were offered prior to the Fund’s Class A shares but have since been merged into the Fund’s Class A shares. Share classes with expenses that are higher than Class T and/or Class A shares will have performance that is lower than Class T and/or Class A shares (without sales charges). Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Commodity Index Total Return is a total return index based on the Bloomberg Commodity Index, which is a broadly diversified index composed of futures contracts on physical commodities that allows investors to track commodity futures through a single, simple measure.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Commodity Strategy Fund | Semiannual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at November 30, 2022)
Asset-Backed Securities — Non-Agency	26.1
Commercial Mortgage-Backed Securities - Non-Agency	1.5
Corporate Bonds & Notes	36.6
Foreign Government Obligations	0.7
Money Market Funds	28.2
Residential Mortgage-Backed Securities - Non-Agency	5.4
U.S. Government & Agency Obligations	0.7
U.S. Treasury Obligations	0.8
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
At period end, the Fund held an investment in an Affiliated Money Market Fund, which has been segregated to cover obligations relating to the Fund’s investments in open commodities contracts which provide exposure to the commodities market. For a description of the Fund’s investment in derivatives, see Investments in derivatives following the Consolidated Portfolio of Investments and Note 2 of the Notes to Consolidated Financial Statements.
Commodities market exposure (%) (at November 30, 2022)
Commodities contracts(a)	Long	Short	Net
Agriculture	29.3	—	29.3
Energy	37.0	—	37.0
Industrial Metals	11.5	—	11.5
Livestock	5.7	—	5.7
Precious Metals	16.5	—	16.5
Total notional market value of commodities contracts	100.0	—	100.0
(a) Reflects notional market value of commodities contracts. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. Notional amounts for each commodities contract are shown in the Consolidated Portfolio of Investments. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Consolidated Portfolio of Investments and Note 2 of the Notes to Consolidated Financial Statements.

4	Columbia Commodity Strategy Fund | Semiannual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
June 1, 2022 — November 30, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	899.10	1,019.45	5.33	5.67	1.12
Advisor Class	1,000.00	1,000.00	900.00	1,020.76	4.10	4.36	0.86
Class C	1,000.00	1,000.00	895.50	1,015.69	8.89	9.45	1.87
Institutional Class	1,000.00	1,000.00	900.30	1,020.81	4.05	4.31	0.85
Institutional 2 Class	1,000.00	1,000.00	900.50	1,021.16	3.72	3.95	0.78
Institutional 3 Class	1,000.00	1,000.00	900.60	1,021.46	3.43	3.65	0.72
Class R	1,000.00	1,000.00	898.20	1,018.20	6.52	6.93	1.37
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Commodity Strategy Fund | Semiannual Report 2022	5

Consolidated Portfolio of Investments
November 30, 2022 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 20.7%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ACC Trust(a)
Series 2022-1 Class A
09/20/2024	1.190%	142,278	141,454
AmeriCredit Automobile Receivables Trust
Series 2021-2 Class A2
11/18/2024	0.260%	43,485	43,414
Amur Equipment Finance Receivables IX LLC(a)
Series 2021-1A Class A2
11/20/2026	0.750%	343,049	330,047
Avis Budget Rental Car Funding AESOP LLC(a)
Series 2017-2A Class A
03/20/2024	2.970%	150,000	149,193
BMW Vehicle Lease Trust
Series 2021-1 Class A4
07/25/2024	0.370%	625,000	607,927
Subordinated Series 2022-1 Class A3
03/25/2025	1.100%	250,000	240,919
Carmax Auto Owner Trust
Series 2019-2 Class A4
12/16/2024	2.770%	1,000,000	992,591
Series 2019-4 Class A3
11/15/2024	2.020%	793,643	784,820
CarMax Auto Owner Trust
Series 2022-1 Class A2
02/18/2025	0.910%	1,628,806	1,605,582
Dell Equipment Finance Trust(a)
Subordinated Series 2020-1 Class B
04/24/2023	2.980%	1,284,860	1,283,817
DLLST LLC(a)
Series 2022-1A Class A1
05/22/2023	1.560%	519,452	518,175
Drive Auto Receivables Trust
Subordinated Series 2020-2 Class C
08/17/2026	2.280%	241,504	239,314
DT Auto Owner Trust(a)
Series 2022-1A Class A
04/15/2026	1.580%	1,662,315	1,625,605
Series 2022-3A Class A
10/15/2026	6.050%	1,800,000	1,798,204
FHF Trust(a)
Series 2021-1A Class A
03/15/2027	1.270%	494,385	472,057
Series 2021-2A Class A
12/15/2026	0.830%	650,253	622,016
Ford Credit Auto Lease Trust
Series 2021-B Class A3
10/15/2024	0.370%	277,000	268,944
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ford Credit Auto Owner Trust(a)
Series 2019-1 Class A
07/15/2030	3.520%	825,000	805,709
Ford Credit Auto Owner Trust
Series 2020-B Class A4
11/15/2025	0.790%	450,000	429,041
Ford Credit Floorplan Master Owner Trust A
Series 2020-1 Class A1
09/15/2025	0.700%	955,000	919,992
FREED ABS Trust(a)
Series 2022-4FP Class A
12/18/2029	6.490%	425,000	425,345
GLS Auto Receivables Issuer Trust(a)
Subordinated Series 2020-3A Class C
05/15/2025	1.920%	1,935,220	1,916,967
GM Financial Automobile Leasing Trust
Series 2020-3 Class A4
10/21/2024	0.510%	178,150	177,291
Subordinated Series 2021-1 Class C
02/20/2025	0.700%	530,000	512,495
GM Financial Consumer Automobile Receivables Trust
Series 2020-1 Class A4
03/17/2025	1.900%	300,000	292,664
Harley-Davidson Motorcycle Trust
Series 2021-B Class A2
12/16/2024	0.240%	11,997	11,977
JPMorgan Chase Bank NA(a)
Subordinated Series 2021-2 Class C
12/26/2028	0.969%	2,062,171	1,960,675
Lendbuzz Securitization Trust(a)
Series 2021-1A Class A
06/15/2026	1.460%	239,814	228,230
LendingPoint Asset Securitization Trust(a)
Series 2020-REV1 Class A
10/15/2028	2.731%	2,636,760	2,595,752
Series 2021-A Class A
12/15/2028	1.000%	90,113	89,953
Series 2021-B Class A
02/15/2029	1.110%	362,615	359,260
Series 2022-A Class A
06/15/2029	1.680%	451,052	447,657
LL ABS Trust(a)
Series 2021-1A Class A
05/15/2029	1.070%	182,911	177,805
Marlin Receivables LLC(a)
Series 2022-1A Class A1
07/20/2023	3.372%	929,752	925,726
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
6	Columbia Commodity Strategy Fund | Semiannual Report 2022

Consolidated Portfolio of Investments  (continued)
November 30, 2022 (Unaudited)
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Mercedes-Benz Auto Receivables Trust
Series 2020-1 Class A4
10/15/2026	0.770%	250,000	237,197
Nissan Auto Lease Trust
Series 2021-A Class A3
08/15/2024	0.520%	1,050,000	1,019,750
Oportun Issuance Trust(a)
Series 2022-3 Class A
01/08/2030	7.451%	600,000	599,673
Pagaya AI Debt Selection Trust(a)
Series 2021-1 Class A
11/15/2027	1.180%	781,059	766,478
Series 2021-5 Class A
08/15/2029	1.530%	259,062	249,091
Santander Drive Auto Receivables Trust
Series 2022-2 Class A2
10/15/2026	2.120%	493,987	491,548
Series 2022-4 Class A2
07/15/2025	4.050%	875,000	870,035
Subordinated Series 2019-2 Class D
07/15/2025	3.220%	306,467	304,142
Subordinated Series 2020-4 Class C
01/15/2026	1.010%	507,231	501,066
Santander Retail Auto Lease Trust(a)
Series 2021-A Class A3
07/22/2024	0.510%	440,000	426,603
Series 2021-B Class A2
01/22/2024	0.310%	201,901	200,308
SCF Equipment Leasing LLC(a)
Series 2021-1A Class A2
08/20/2026	0.420%	64,930	64,758
Theorem Funding Trust(a)
Series 2021-1A Class A
12/15/2027	1.210%	226,111	221,938
United Auto Credit Securitization Trust(a)
Series 2022-1 Class A
07/10/2024	1.110%	188,489	187,839
Upstart Pass-Through Trust(a)
Series 2021-ST6 Class A
08/20/2027	1.850%	232,720	216,340
Upstart Securitization Trust(a)
Series 2021-3 Class A
07/20/2031	0.830%	835,668	808,090
US Auto Funding(a)
Series 2021-1A Class A
07/15/2024	0.790%	23,665	23,632
Verizon Owner Trust
Series 2020-A Class A1A
07/22/2024	1.850%	528,378	524,772
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Volkswagen Auto Lease Trust
Series 2020-A Class A3
01/22/2024	0.390%	415,724	412,947
Westlake Automobile Receivables Trust(a)
Series 2022-1A Class A2A
12/16/2024	1.970%	216,427	213,789
Subordinated Series 2021-2A Class B
07/15/2026	0.620%	2,081,000	2,007,576
World Omni Auto Receivables Trust
Series 2018-D Class A4
12/16/2024	3.440%	775,340	774,958
World Omni Automobile Lease Securitization Trust
Series 2022-A Class A2
10/15/2024	2.630%	1,716,971	1,693,294
World Omni Select Auto Trust
Series 2021-A Class A3
03/15/2027	0.530%	1,267,000	1,216,024
Total Asset-Backed Securities — Non-Agency (Cost $38,423,005)			38,032,466

Commercial Mortgage-Backed Securities - Non-Agency 1.2%

Citigroup Commercial Mortgage Trust
Series 2013-GC11 Class AAB
04/10/2046	2.690%	6	7
COMM Mortgage Trust
Series 2013-CR6 Class A4
03/10/2046	3.101%	514,439	512,876
GS Mortgage Securities Corp. Trust(a),(b)
Series 2022-SHIP Class A
1-month Term SOFR + 0.731% Floor 0.731% 08/15/2036	4.525%	800,000	784,028
GS Mortgage Securities Trust(c)
Series 2013-GC13 Class A5
07/10/2046	4.181%	635,000	628,461
UBS-Barclays Commercial Mortgage Trust
Series 2013-C5 Class A4
03/10/2046	3.185%	75,029	74,787
WF-RBS Commercial Mortgage Trust
Series 2013-C18 Class ASB
12/15/2046	3.676%	215,969	213,401
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $2,218,782)			2,213,560

Corporate Bonds & Notes 29.1%

Aerospace & Defense 1.0%
BAE Systems Holdings, Inc.(a)
10/07/2024	3.800%	223,000	217,848

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Semiannual Report 2022	7

Consolidated Portfolio of Investments  (continued)
November 30, 2022 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Boeing Co. (The)
02/01/2024	1.950%	550,000	528,661
L3Harris Technologies, Inc.
06/15/2023	3.850%	525,000	521,427
Raytheon Technologies Corp.
03/15/2024	3.200%	550,000	539,462
Total			1,807,398
Automotive 0.6%
Daimler Trucks Finance North America LLC(a),(b)
SOFR + 1.000% 04/05/2024	4.810%	525,000	521,833
Toyota Motor Credit Corp.
06/14/2024	0.500%	625,000	584,194
Total			1,106,027
Banking 9.9%
American Express Co.(b)
3-month USD LIBOR + 0.750% 08/03/2023	5.210%	700,000	701,588
Bank of America Corp.(b)
3-month USD LIBOR + 0.430% 05/28/2024	4.963%	1,000,000	991,250
Bank of Montreal
09/14/2024	4.250%	600,000	592,268
Bank of New York Mellon Corp. (The)(b)
SOFR + 0.260% 04/26/2024	4.070%	27,000	26,774
Bank of Nova Scotia (The)(b)
SOFR + 0.380% 07/31/2024	4.190%	600,000	592,405
BBVA USA
08/27/2024	2.500%	725,000	697,433
Canadian Imperial Bank of Commerce(b)
3-month USD LIBOR + 0.660% 09/13/2023	3.905%	650,000	650,287
Citigroup, Inc.(b)
3-month USD LIBOR + 1.100% 05/17/2024	5.750%	1,000,000	993,766
Commonwealth Bank of Australia(a),(b)
3-month USD LIBOR + 0.820% 06/04/2024	3.978%	575,000	575,707
Cooperatieve Rabobank UA(b)
3-month USD LIBOR + 0.480% 01/10/2023	4.389%	550,000	549,918
Credit Suisse AG
08/09/2024	4.750%	550,000	518,840
Discover Bank
02/06/2023	3.350%	475,000	473,344
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DNB Bank ASA(a)
12/02/2022	2.150%	525,000	524,930
Goldman Sachs Group, Inc. (The)(b)
3-month USD LIBOR + 1.600% 11/29/2023	6.334%	1,000,000	1,005,067
HSBC Holdings PLC(d)
08/17/2024	0.732%	625,000	598,360
JPMorgan Chase & Co.(d)
06/14/2025	3.845%	1,025,000	1,006,779
Morgan Stanley(b)
3-month USD LIBOR + 1.220% 05/08/2024	5.770%	1,000,000	1,000,857
National Australia Bank Ltd.
11/22/2024	5.132%	535,000	537,233
Royal Bank of Canada(b)
3-month USD LIBOR + 0.660% 10/05/2023	4.408%	575,000	573,976
Skandinaviska Enskilda Banken AB(a),(b)
3-month USD LIBOR + 0.320% 09/01/2023	5.081%	525,000	523,206
State Street Corp.(d)
12/03/2024	3.776%	525,000	518,629
Svenska Handelsbanken AB(a)
06/30/2023	0.625%	600,000	584,441
Toronto-Dominion Bank (The)(b)
SOFR + 0.910% 03/08/2024	4.720%	600,000	598,165
Truist Bank(b)
SOFR + 0.200% 01/17/2024	4.010%	600,000	599,956
UBS Group AG(a),(d)
08/05/2025	4.490%	650,000	636,304
US Bancorp
07/30/2024	2.400%	625,000	603,425
Wells Fargo & Co.(d)
05/19/2025	0.805%	925,000	862,170
Westpac Banking Corp.(b)
3-month USD LIBOR + 0.770% 02/26/2024	5.506%	525,000	525,784
Total			18,062,862
Cable and Satellite 0.5%
Charter Communications Operating LLC/Capital(b)
3-month USD LIBOR + 1.650% 02/01/2024	6.090%	475,000	477,496

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
8	Columbia Commodity Strategy Fund | Semiannual Report 2022

Consolidated Portfolio of Investments  (continued)
November 30, 2022 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Comcast Corp.(b)
3-month USD LIBOR + 0.630% 04/15/2024	4.709%	525,000	525,791
Total			1,003,287
Chemicals 0.3%
DuPont de Nemours, Inc.(b)
3-month USD LIBOR + 1.110% 11/15/2023	5.716%	525,000	524,677
Construction Machinery 0.6%
Caterpillar Financial Services Corp.
01/17/2025	4.900%	535,000	536,742
John Deere Capital Corp.(b)
3-month USD LIBOR + 0.550% 06/07/2023	3.695%	550,000	550,003
Total			1,086,745
Diversified Manufacturing 0.3%
Siemens Financieringsmaatschappij NV(a)
03/11/2023	0.400%	600,000	592,415
Electric 2.4%
American Electric Power Co., Inc.
12/15/2022	2.950%	525,000	524,588
CenterPoint Energy, Inc.(b)
SOFR + 0.650% 05/13/2024	4.460%	325,000	320,019
Consumers Energy Co.
08/15/2023	3.375%	425,000	419,992
DTE Energy Co.
11/01/2024	4.220%	600,000	589,655
Duke Energy Corp.(b)
SOFR + 0.250% 06/10/2023	4.060%	525,000	522,368
Eversource Energy(b)
SOFR + 0.250% 08/15/2023	4.060%	475,000	472,292
Mississippi Power Co.(b)
SOFR + 0.300% 06/28/2024	4.110%	450,000	439,770
NextEra Energy Capital Holdings, Inc.(b)
SOFR + 1.020% 03/21/2024	4.830%	425,000	422,512
PPL Electric Utilities Corp.(b)
SOFR + 0.330% 06/24/2024	4.140%	500,000	493,233
Public Service Enterprise Group, Inc.
11/08/2023	0.841%	300,000	287,615
Total			4,492,044
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Food and Beverage 1.0%
Campbell Soup Co.
03/15/2023	3.650%	265,000	263,833
ConAgra Foods, Inc.
01/25/2023	3.200%	525,000	523,577
Mondelez International, Inc.
03/17/2024	2.125%	550,000	530,281
Tyson Foods, Inc.
09/28/2023	3.900%	500,000	495,290
Total			1,812,981
Health Care 1.4%
Becton Dickinson and Co.
06/06/2024	3.363%	550,000	537,232
Cigna Corp.(b)
3-month USD LIBOR + 0.890% 07/15/2023	4.969%	475,000	475,964
CVS Health Corp.
08/15/2024	2.625%	500,000	483,361
GE Healthcare Holding LLC(a)
11/15/2024	5.550%	536,000	538,464
Thermo Fisher Scientific, Inc.(b)
SOFR + 0.350% 04/18/2023	4.160%	525,000	524,309
Total			2,559,330
Healthcare Insurance 0.5%
UnitedHealth Group, Inc.
10/15/2024	5.000%	393,000	396,169
Wellpoint, Inc.
08/15/2024	3.500%	500,000	488,942
Total			885,111
Independent Energy 0.2%
Pioneer Natural Resources Co.
05/15/2023	0.550%	425,000	416,656
Integrated Energy 0.7%
Chevron USA, Inc.(b)
3-month USD LIBOR + 0.200% 08/11/2023	4.850%	575,000	574,476
Shell International Finance BV(b)
3-month USD LIBOR + 0.400% 11/13/2023	5.050%	650,000	650,260
Total			1,224,736
Life Insurance 1.2%
Five Corners Funding Trust(a)
11/15/2023	4.419%	550,000	545,181

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Semiannual Report 2022	9

Consolidated Portfolio of Investments  (continued)
November 30, 2022 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Metropolitan Life Global Funding I(a)
09/27/2024	0.700%	600,000	554,136
New York Life Global Funding(a),(b)
SOFR + 0.220% 02/02/2023	4.030%	475,000	474,956
Principal Life Global Funding II(a)
01/08/2024	0.500%	625,000	594,363
Total			2,168,636
Media and Entertainment 0.5%
Magallanes, Inc.(a),(b)
SOFR + 1.780% 03/15/2024	5.590%	475,000	473,369
Walt Disney Co. (The)
09/15/2024	3.700%	525,000	515,334
Total			988,703
Midstream 1.6%
Enable Midstream Partners LP
05/15/2024	3.900%	250,000	243,740
Enbridge, Inc.
02/16/2024	2.150%	375,000	361,932
Enterprise Products Operating LLC
02/15/2024	3.900%	500,000	492,186
Kinder Morgan Energy Partners LP
02/01/2024	4.150%	325,000	320,763
05/01/2024	4.300%	250,000	246,781
Plains All American Pipeline LP/Finance Corp.
11/01/2024	3.600%	500,000	482,013
Southern Natural Gas Co. LLC(a)
04/28/2023	0.625%	275,000	268,620
Williams Companies, Inc. (The)
06/24/2024	4.550%	525,000	519,687
Total			2,935,722
Pharmaceuticals 1.4%
AbbVie, Inc.
03/15/2025	3.800%	550,000	538,527
Amgen, Inc.
05/22/2024	3.625%	525,000	516,826
Astrazeneca Finance LLC
05/28/2024	0.700%	575,000	541,107
Bristol-Myers Squibb Co.
11/13/2023	0.537%	550,000	527,979
Roche Holdings, Inc.(a),(b)
SOFR + 0.330% 09/11/2023	4.140%	525,000	524,071
Total			2,648,510
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Property & Casualty 0.6%
Chubb INA Holdings, Inc.
05/15/2024	3.350%	550,000	539,677
Loews Corp.
05/15/2023	2.625%	525,000	518,945
Total			1,058,622
Railroads 0.5%
CSX Corp.
08/01/2024	3.400%	400,000	391,075
Union Pacific Corp.
01/15/2023	2.950%	475,000	473,775
Total			864,850
Retailers 0.3%
Lowe’s Companies, Inc.
09/15/2024	3.125%	550,000	534,580
Technology 2.1%
Broadcom Corp./Cayman Finance Ltd.
01/15/2024	3.625%	550,000	540,681
Fidelity National Information Services, Inc.
03/01/2024	0.600%	342,000	323,547
International Business Machines Corp.
02/12/2024	3.625%	425,000	419,109
Microchip Technology, Inc.
02/15/2024	0.972%	450,000	426,167
NXP BV/Funding LLC
03/01/2024	4.875%	525,000	520,287
Oracle Corp.
09/15/2023	2.400%	500,000	489,902
QUALCOMM, Inc.(b)
3-month USD LIBOR + 0.730% 01/30/2023	5.145%	600,000	600,225
RELX Capital, Inc.
03/16/2023	3.500%	475,000	472,810
Total			3,792,728
Transportation Services 0.3%
ERAC USA Finance LLC(a)
11/01/2023	2.700%	550,000	536,707
Wireless 0.5%
American Tower Corp.
05/15/2024	3.375%	540,000	526,099
T-Mobile USA, Inc.
04/15/2025	3.500%	350,000	339,019
Total			865,118

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
10	Columbia Commodity Strategy Fund | Semiannual Report 2022

Consolidated Portfolio of Investments  (continued)
November 30, 2022 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wirelines 0.7%
AT&T, Inc.(b)
3-month USD LIBOR + 1.180% 06/12/2024	4.416%	700,000	703,141
Verizon Communications, Inc.(b)
SOFR + 0.500% 03/22/2024	4.310%	700,000	694,799
Total			1,397,940
Total Corporate Bonds & Notes (Cost $54,059,239)			53,366,385

Foreign Government Obligations(e) 0.6%

Canada 0.6%
Province of Ontario
01/24/2023	1.750%	550,000	547,745
Province of Quebec
02/13/2023	2.625%	525,000	522,681
Total			1,070,426
Total Foreign Government Obligations (Cost $1,077,076)			1,070,426

Residential Mortgage-Backed Securities - Non-Agency 4.3%

Bellemeade Re Ltd.(a),(b)
CMO Series 2020-3A Class M1B
1-month USD LIBOR + 2.850% Floor 2.850% 10/25/2030	6.894%	72,087	72,083
CMO Series 2021-3A Class M1A
30-day Average SOFR + 1.000% Floor 1.000% 09/25/2031	4.521%	1,197,477	1,172,129
CFMT LLC(a),(c)
CMO Series 2021-EBO1 Class A
11/25/2050	0.985%	436,428	409,317
Connecticut Avenue Securities Trust(a),(b)
CMO Series 2022-R02 Class 2M1
30-day Average SOFR + 1.200% 01/25/2042	4.721%	2,103,952	2,061,244
CMO Series 2022-R05 Class 2M1
30-day Average SOFR + 1.900% 04/25/2042	5.421%	658,548	650,696
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pretium Mortgage Credit Partners LLC(a),(c)
CMO Series 2021-RN2 Class A1
07/25/2051	1.744%	566,022	511,749
Towd Point Mortgage Trust(a),(c)
CMO Series 2021-SJ2 Class A1A
12/25/2061	2.250%	961,302	874,732
VCAT LLC(a),(c)
CMO Series 2021-NPL4 Class A1
08/25/2051	1.868%	1,477,373	1,367,637
CMO Series 2021-NPL5 Class A1
08/25/2051	1.868%	813,295	739,204
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $8,289,736)			7,858,791

U.S. Government & Agency Obligations 0.6%

Federal Farm Credit Banks Funding Corp.(b)
SOFR + 0.040% 02/09/2024	3.850%	1,050,000	1,050,041
Total U.S. Government & Agency Obligations (Cost $1,050,000)			1,050,041

U.S. Treasury Obligations 0.6%

U.S. Treasury
12/31/2022	0.125%	1,075,000	1,071,436
Total U.S. Treasury Obligations (Cost $1,072,591)			1,071,436

Money Market Funds 22.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 3.989%(f),(g)	41,173,453	41,156,983
Total Money Market Funds (Cost $41,156,818)		41,156,983
Total Investments in Securities (Cost: $147,347,247)		145,820,088
Other Assets & Liabilities, Net		37,285,463
Net Assets		183,105,551

At November 30, 2022, securities and/or cash totaling $17,516,555 were pledged as collateral.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Semiannual Report 2022	11

Consolidated Portfolio of Investments  (continued)
November 30, 2022 (Unaudited)
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Brent Crude	41	01/2023	USD	3,566,590	5,804	—
Brent Crude	2	01/2023	USD	173,980	—	(6,646)
Brent Crude	1	03/2023	USD	86,580	961	—
Brent Crude	27	03/2023	USD	2,337,660	—	(120,393)
Brent Crude	41	05/2023	USD	3,515,750	11,346	—
Brent Crude	15	05/2023	USD	1,286,250	—	(1,732)
Brent Crude	28	07/2023	USD	2,376,080	—	(19,986)
Cocoa	6	03/2023	USD	149,880	9,064	—
Coffee	5	03/2023	USD	318,563	7,104	—
Coffee	14	05/2023	USD	893,288	—	(153,804)
Coffee	9	07/2023	USD	573,750	26,998	—
Coffee	18	07/2023	USD	1,147,500	—	(44,118)
Copper	5	03/2023	USD	467,250	—	(12,847)
Copper	28	07/2023	USD	2,613,450	140,671	—
Copper	15	07/2023	USD	1,400,063	—	(34,533)
Corn	96	03/2023	USD	3,201,600	15,435	—
Corn	30	03/2023	USD	1,000,500	—	(2,992)
Corn	83	05/2023	USD	2,760,788	—	(65,045)
Corn	22	05/2023	USD	2,054,800	87,221	—
Corn	168	07/2023	USD	5,541,900	—	(122,082)
Cotton	63	03/2023	USD	2,665,215	125,725	—
Cotton	16	03/2023	USD	676,880	—	(13,774)
Cotton	1	05/2023	USD	42,015	1,126	—
Cotton	10	05/2023	USD	420,150	—	(52,070)
Cotton	16	07/2023	USD	666,240	4,171	—
Cotton	7	07/2023	USD	291,480	—	(4,548)
Feeder Cattle	3	01/2023	USD	270,713	2,137	—
Gas Oil	39	01/2023	USD	3,644,550	19,541	—
Gas Oil	5	01/2023	USD	467,250	—	(22,168)
Gas Oil	12	03/2023	USD	1,082,400	—	(64,547)
Gas Oil	13	05/2023	USD	1,122,550	—	(51,671)
Gas Oil	27	07/2023	USD	2,276,100	—	(109,755)
Gold 100 oz.	29	02/2023	USD	5,103,710	65,521	—
Gold 100 oz.	1	02/2023	USD	175,990	—	(3,183)
Gold 100 oz.	28	04/2023	USD	4,970,280	—	(128,513)
Gold 100 oz.	56	06/2023	USD	10,026,800	233,442	—
Gold 100 oz.	21	08/2023	USD	3,794,280	61,359	—
Gold 100 oz.	7	08/2023	USD	1,264,760	—	(16,952)
Lead	14	01/2023	USD	766,325	70,716	—
Lean Hogs	50	02/2023	USD	1,707,000	—	(59,126)
Lean Hogs	17	04/2023	USD	616,420	—	(22,475)
Lean Hogs	22	06/2023	USD	905,300	38,868	—
Lean Hogs	8	06/2023	USD	329,200	—	(3,075)
Lean Hogs	15	07/2023	USD	623,250	—	(13,484)
Live Cattle	25	02/2023	USD	1,556,750	33,692	—
Live Cattle	20	04/2023	USD	1,274,200	8,387	—
Live Cattle	1	04/2023	USD	63,710	—	(334)
Live Cattle	44	06/2023	USD	2,738,120	29,124	—
Live Cattle	22	08/2023	USD	1,371,920	16,028	—
Natural Gas	115	12/2022	USD	7,969,500	—	(165,912)
Natural Gas	125	02/2023	USD	7,722,500	—	(223,941)
Natural Gas	100	04/2023	USD	5,181,000	216,163	—
Natural Gas	145	06/2023	USD	7,735,750	349,364	—
Nickel	2	01/2023	USD	323,034	53,278	—
Nickel	7	03/2023	USD	1,135,344	189,313	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
12	Columbia Commodity Strategy Fund | Semiannual Report 2022

Consolidated Portfolio of Investments  (continued)
November 30, 2022 (Unaudited)
Long futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Nickel	7	05/2023	USD	1,139,712	113,624	—
Nickel	14	07/2023	USD	2,288,916	241,625	—
NY Harbor ULSD	7	02/2023	USD	944,475	—	(2,499)
NY Harbor ULSD Heat Oil	12	12/2022	USD	1,695,204	—	(54,586)
NY Harbor ULSD Heat Oil	7	04/2023	USD	898,052	—	(15,720)
NY Harbor ULSD Heat Oil	14	06/2023	USD	1,749,359	—	(29,926)
Primary Aluminum	12	01/2023	USD	739,350	36,853	—
Primary Aluminum	19	03/2023	USD	1,178,000	52,938	—
Primary Aluminum	19	05/2023	USD	1,185,363	81,557	—
Primary Aluminum	37	07/2023	USD	2,321,288	132,537	—
RBOB Gasoline	1	12/2022	USD	100,157	802	—
RBOB Gasoline	21	12/2022	USD	2,103,305	—	(18,442)
RBOB Gasoline	7	02/2023	USD	704,512	—	(14,728)
RBOB Gasoline	7	04/2023	USD	759,049	10,074	—
RBOB Gasoline	14	06/2023	USD	1,496,284	—	(25,778)
Silver	15	03/2023	USD	1,633,575	14,498	—
Silver	19	05/2023	USD	2,083,445	184,125	—
Silver	37	07/2023	USD	4,088,315	161,034	—
Soybean	15	01/2023	USD	1,102,125	24,465	—
Soybean	28	03/2023	USD	2,065,700	119,469	—
Soybean	20	05/2023	USD	1,482,750	26,453	—
Soybean	8	05/2023	USD	593,100	—	(18)
Soybean	55	07/2023	USD	4,086,500	133,202	—
Soybean Meal	33	01/2023	USD	1,378,740	49,894	—
Soybean Meal	29	03/2023	USD	1,206,400	54,596	—
Soybean Meal	29	05/2023	USD	1,198,570	8,613	—
Soybean Meal	58	07/2023	USD	2,389,020	79,326	—
Soybean Oil	36	01/2023	USD	1,552,608	150,733	—
Soybean Oil	31	03/2023	USD	1,307,208	192,998	—
Soybean Oil	32	05/2023	USD	1,320,576	100,362	—
Soybean Oil	57	07/2023	USD	2,308,158	96,904	—
Soybean Oil	7	07/2023	USD	283,458	—	(5,872)
Sugar #11	71	02/2023	USD	1,560,978	76,408	—
Sugar #11	60	04/2023	USD	1,247,232	56,910	—
Sugar #11	4	04/2023	USD	83,149	—	(1,678)
Sugar #11	113	06/2023	USD	2,269,221	69,805	—
Sugar #11	20	06/2023	USD	401,632	—	(1,798)
Wheat	20	03/2023	USD	899,750	—	(32,825)
Wheat	21	03/2023	USD	835,275	—	(41,134)
Wheat	20	05/2023	USD	893,000	—	(38,733)
Wheat	33	05/2023	USD	1,329,900	—	(115,501)
Wheat	40	07/2023	USD	1,767,500	—	(116,596)
Wheat	67	07/2023	USD	2,709,313	—	(222,655)
WTI Crude	31	12/2022	USD	2,497,050	—	(142,691)
WTI Crude	33	02/2023	USD	2,664,750	—	(36,680)
WTI Crude	21	04/2023	USD	1,692,390	13,183	—
WTI Crude	12	04/2023	USD	967,080	—	(2,463)
WTI Crude	66	06/2023	USD	5,283,300	—	(43,605)
Zinc	51	01/2023	USD	3,881,100	235,456	—
Zinc	12	03/2023	USD	910,950	59,059	—
Zinc	12	05/2023	USD	908,400	—	(2,328)
Zinc	23	07/2023	USD	1,734,200	109,810	—
Total					4,509,872	(2,505,962)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Semiannual Report 2022	13

Consolidated Portfolio of Investments  (continued)
November 30, 2022 (Unaudited)
Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 2-Year Note	(72)	03/2023	USD	(14,785,875)	—	(23,804)
Notes to Consolidated Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At November 30, 2022, the total value of these securities amounted to $40,189,132, which represents 21.95% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of November 30, 2022.
(c)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of November 30, 2022.
(d)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of November 30, 2022.
(e)	Principal and interest may not be guaranteed by a governmental entity.
(f)	The rate shown is the seven-day current annualized yield at November 30, 2022.
(g)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the period ended November 30, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 3.989%
	230,547,183	201,681,017	(391,072,617)	1,400	41,156,983	(33,211)	1,183,968	41,173,453
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
14	Columbia Commodity Strategy Fund | Semiannual Report 2022

Consolidated Portfolio of Investments  (continued)
November 30, 2022 (Unaudited)
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at November 30, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	38,032,466	—	38,032,466
Commercial Mortgage-Backed Securities - Non-Agency	—	2,213,560	—	2,213,560
Corporate Bonds & Notes	—	53,366,385	—	53,366,385
Foreign Government Obligations	—	1,070,426	—	1,070,426
Residential Mortgage-Backed Securities - Non-Agency	—	7,858,791	—	7,858,791
U.S. Government & Agency Obligations	—	1,050,041	—	1,050,041
U.S. Treasury Obligations	—	1,071,436	—	1,071,436
Money Market Funds	41,156,983	—	—	41,156,983
Total Investments in Securities	41,156,983	104,663,105	—	145,820,088
Investments in Derivatives
Asset
Futures Contracts	4,509,872	—	—	4,509,872
Liability
Futures Contracts	(2,529,766)	—	—	(2,529,766)
Total	43,137,089	104,663,105	—	147,800,194
See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Semiannual Report 2022	15

Consolidated Statement of Assets and Liabilities
November 30, 2022 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $106,190,429)	$104,663,105
Affiliated issuers (cost $41,156,818)	41,156,983
Cash	20,347,177
Margin deposits on:
Futures contracts	17,516,555
Receivable for:
Capital shares sold	497,936
Dividends	157,149
Interest	388,716
Foreign tax reclaims	5,753
Variation margin for futures contracts	3,110,899
Prepaid expenses	8,603
Other assets	1,352
Total assets	187,854,228
Liabilities
Foreign currency (cost $23)	23
Payable for:
Investments purchased	485,584
Capital shares purchased	3,205,018
Variation margin for futures contracts	958,439
Management services fees	3,331
Distribution and/or service fees	396
Transfer agent fees	15,389
Compensation of board members	50,063
Compensation of chief compliance officer	19
Other expenses	30,415
Total liabilities	4,748,677
Net assets applicable to outstanding capital stock	$183,105,551
Represented by
Paid in capital	238,761,523
Total distributable earnings (loss)	(55,655,972)
Total - representing net assets applicable to outstanding capital stock	$183,105,551
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
16	Columbia Commodity Strategy Fund | Semiannual Report 2022

Consolidated Statement of Assets and Liabilities  (continued)
November 30, 2022 (Unaudited)
Class A
Net assets	$27,615,309
Shares outstanding	1,402,610
Net asset value per share	$19.69
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$20.89
Advisor Class
Net assets	$13,285,287
Shares outstanding	649,842
Net asset value per share	$20.44
Class C
Net assets	$4,922,282
Shares outstanding	273,538
Net asset value per share	$17.99
Institutional Class
Net assets	$28,132,923
Shares outstanding	1,390,965
Net asset value per share	$20.23
Institutional 2 Class
Net assets	$12,471,014
Shares outstanding	604,333
Net asset value per share	$20.64
Institutional 3 Class
Net assets	$94,025,302
Shares outstanding	4,508,931
Net asset value per share	$20.85
Class R
Net assets	$2,653,434
Shares outstanding	138,656
Net asset value per share	$19.14
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Semiannual Report 2022	17

Consolidated Statement of Operations
Six Months Ended November 30, 2022 (Unaudited)
Net investment income
Income:
Dividends — affiliated issuers	$1,183,968
Interest	1,704,617
Interfund lending	288
Total income	2,888,873
Expenses:
Management services fees	1,034,497
Distribution and/or service fees
Class A	36,305
Class C	29,012
Class R	6,163
Transfer agent fees
Class A	19,912
Advisor Class	15,437
Class C	3,981
Institutional Class	43,083
Institutional 2 Class	4,103
Institutional 3 Class	6,032
Class R	1,689
Compensation of board members	8,116
Custodian fees	8,117
Printing and postage fees	13,491
Registration fees	70,599
Audit fees	20,165
Legal fees	8,601
Compensation of chief compliance officer	19
Other	9,323
Total expenses	1,338,645
Expense reduction	(20)
Total net expenses	1,338,625
Net investment income	1,550,248
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(1,169,768)
Investments — affiliated issuers	(33,211)
Futures contracts	(32,363,849)
Swap contracts	445,812
Net realized loss	(33,121,016)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	375,286
Investments — affiliated issuers	1,400
Futures contracts	(21,967,477)
Swap contracts	24,955
Net change in unrealized appreciation (depreciation)	(21,565,836)
Net realized and unrealized loss	(54,686,852)
Net decrease in net assets resulting from operations	$(53,136,604)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
18	Columbia Commodity Strategy Fund | Semiannual Report 2022

Consolidated Statement of Changes in Net Assets
	Six Months Ended November 30, 2022 (Unaudited)	Year Ended May 31, 2022
Operations
Net investment income (loss)	$1,550,248	$(1,447,231)
Net realized gain (loss)	(33,121,016)	194,142,110
Net change in unrealized appreciation (depreciation)	(21,565,836)	(7,499,396)
Net increase (decrease) in net assets resulting from operations	(53,136,604)	185,195,483
Distributions to shareholders
Net investment income and net realized gains
Class A	—	(1,367,093)
Advisor Class	—	(907,105)
Class C	—	(526,987)
Institutional Class	—	(3,725,492)
Institutional 2 Class	—	(2,514,889)
Institutional 3 Class	—	(123,791,658)
Class R	—	(244,620)
Total distributions to shareholders	—	(133,077,844)
Decrease in net assets from capital stock activity	(197,517,403)	(45,107,803)
Total increase (decrease) in net assets	(250,654,007)	7,009,836
Net assets at beginning of period	433,759,558	426,749,722
Net assets at end of period	$183,105,551	$433,759,558
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Semiannual Report 2022	19

Consolidated Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	November 30, 2022 (Unaudited)		May 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	728,124	15,042,773	1,912,684	37,475,133
Distributions reinvested	—	—	86,880	1,356,192
Redemptions	(800,530)	(15,827,288)	(656,974)	(13,269,279)
Net increase (decrease)	(72,406)	(784,515)	1,342,590	25,562,046
Advisor Class
Subscriptions	635,760	13,503,828	1,152,473	25,273,477
Distributions reinvested	—	—	53,518	865,391
Redemptions	(1,202,902)	(23,747,347)	(155,727)	(3,403,112)
Net increase (decrease)	(567,142)	(10,243,519)	1,050,264	22,735,756
Class C
Subscriptions	99,858	1,882,059	239,505	4,580,503
Distributions reinvested	—	—	36,641	526,525
Redemptions	(111,879)	(1,987,739)	(26,158)	(499,293)
Net increase (decrease)	(12,021)	(105,680)	249,988	4,607,735
Institutional Class
Subscriptions	975,461	20,184,571	4,641,966	91,175,164
Distributions reinvested	—	—	232,754	3,724,071
Redemptions	(3,895,250)	(77,773,880)	(629,517)	(13,227,370)
Net increase (decrease)	(2,919,789)	(57,589,309)	4,245,203	81,671,865
Institutional 2 Class
Subscriptions	86,033	1,817,301	456,720	9,921,132
Distributions reinvested	—	—	154,164	2,514,419
Redemptions	(242,362)	(4,935,162)	(754,802)	(15,768,236)
Net decrease	(156,329)	(3,117,861)	(143,918)	(3,332,685)
Institutional 3 Class
Subscriptions	1,139,666	23,101,834	33,008,655	694,995,472
Distributions reinvested	—	—	7,516,160	123,791,160
Redemptions	(7,487,886)	(149,203,796)	(48,212,582)	(996,632,284)
Net decrease	(6,348,220)	(126,101,962)	(7,687,767)	(177,845,652)
Class R
Subscriptions	52,659	1,008,175	81,715	1,583,080
Distributions reinvested	—	—	16,054	244,173
Redemptions	(29,698)	(582,732)	(16,937)	(334,121)
Net increase	22,961	425,443	80,832	1,493,132
Total net decrease	(10,052,946)	(197,517,403)	(862,808)	(45,107,803)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
20	Columbia Commodity Strategy Fund | Semiannual Report 2022

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Columbia Commodity Strategy Fund | Semiannual Report 2022	21

Consolidated Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A(c)
Six Months Ended 11/30/2022 (Unaudited)	$21.90	0.08	(2.29)	(2.21)	—	—
Year Ended 5/31/2022	$20.69	(0.12)	7.43	7.31	(6.10)	(6.10)
Year Ended 5/31/2021	$13.99	(0.18)	6.90	6.72	(0.02)	(0.02)
Year Ended 5/31/2020	$16.67	0.12	(2.64)	(2.52)	(0.16)	(0.16)
Year Ended 5/31/2019	$23.03	0.24	(3.60)	(3.36)	(3.00)	(3.00)
Year Ended 5/31/2018	$20.95	0.04	2.04	2.08	—	—
Advisor Class(c)
Six Months Ended 11/30/2022 (Unaudited)	$22.71	0.10	(2.37)	(2.27)	—	—
Year Ended 5/31/2022	$21.22	(0.08)	7.70	7.62	(6.13)	(6.13)
Year Ended 5/31/2021	$14.32	(0.11)	7.03	6.92	(0.02)	(0.02)
Year Ended 5/31/2020	$17.05	0.16	(2.69)	(2.53)	(0.20)	(0.20)
Year Ended 5/31/2019	$23.49	0.28	(3.64)	(3.36)	(3.08)	(3.08)
Year Ended 5/31/2018	$21.32	0.12	2.09	2.21	(0.04)	(0.04)
Class C(c)
Six Months Ended 11/30/2022 (Unaudited)	$20.09	0.00(g)	(2.10)	(2.10)	—	—
Year Ended 5/31/2022	$19.53	(0.26)	6.86	6.60	(6.04)	(6.04)
Year Ended 5/31/2021	$13.30	(0.30)	6.54	6.24	(0.01)	(0.01)
Year Ended 5/31/2020	$15.84	(0.00)(g)	(2.54)	(2.54)	(0.00)(g)	(0.00)(g)
Year Ended 5/31/2019	$22.03	0.08	(3.43)	(3.35)	(2.84)	(2.84)
Year Ended 5/31/2018	$20.17	(0.12)	1.98	1.86	—	—
Institutional Class(c)
Six Months Ended 11/30/2022 (Unaudited)	$22.47	0.09	(2.33)	(2.24)	—	—
Year Ended 5/31/2022	$21.05	(0.05)	7.59	7.54	(6.12)	(6.12)
Year Ended 5/31/2021	$14.20	(0.15)	7.02	6.87	(0.02)	(0.02)
Year Ended 5/31/2020	$16.91	0.20	(2.71)	(2.51)	(0.20)	(0.20)
Year Ended 5/31/2019	$23.32	0.28	(3.61)	(3.33)	(3.08)	(3.08)
Year Ended 5/31/2018	$21.18	0.12	2.06	2.18	(0.04)	(0.04)
Institutional 2 Class(c)
Six Months Ended 11/30/2022 (Unaudited)	$22.92	0.11	(2.39)	(2.28)	—	—
Year Ended 5/31/2022	$21.34	(0.07)	7.78	7.71	(6.13)	(6.13)
Year Ended 5/31/2021	$14.40	(0.12)	7.08	6.96	(0.02)	(0.02)
Year Ended 5/31/2020	$17.14	0.24	(2.78)	(2.54)	(0.20)	(0.20)
Year Ended 5/31/2019	$23.59	0.32	(3.69)	(3.37)	(3.08)	(3.08)
Year Ended 5/31/2018	$21.41	0.12	2.10	2.22	(0.04)	(0.04)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
22	Columbia Commodity Strategy Fund | Semiannual Report 2022

Consolidated Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A(c)
Six Months Ended 11/30/2022 (Unaudited)	$19.69	(10.09%)	1.12%(d)	1.12%(d),(e)	0.78%(d)	59%	$27,615
Year Ended 5/31/2022	$21.90	47.23%	1.12%(f)	1.12%(f)	(0.57%)	329%	$32,304
Year Ended 5/31/2021	$20.69	47.95%	1.14%(f)	1.14%(e),(f)	(1.03%)	0%	$2,739
Year Ended 5/31/2020	$13.99	(15.35%)	1.14%	1.14%(e)	0.63%	0%	$1,283
Year Ended 5/31/2019	$16.67	(14.76%)	1.11%	1.11%(e)	1.18%	0%	$1,775
Year Ended 5/31/2018	$23.03	9.92%	1.08%	1.08%(e)	0.22%	0%	$2,148
Advisor Class(c)
Six Months Ended 11/30/2022 (Unaudited)	$20.44	(10.00%)	0.86%(d)	0.86%(d),(e)	0.97%(d)	59%	$13,285
Year Ended 5/31/2022	$22.71	47.57%	0.89%(f)	0.89%(f)	(0.36%)	329%	$27,641
Year Ended 5/31/2021	$21.22	48.38%	0.85%(f)	0.85%(e),(f)	(0.71%)	0%	$3,537
Year Ended 5/31/2020	$14.32	(15.05%)	0.89%	0.89%(e)	0.86%	0%	$20,335
Year Ended 5/31/2019	$17.05	(14.62%)	0.86%	0.86%(e)	1.44%	0%	$23,533
Year Ended 5/31/2018	$23.49	10.24%	0.83%	0.83%(e)	0.48%	0%	$21,601
Class C(c)
Six Months Ended 11/30/2022 (Unaudited)	$17.99	(10.45%)	1.87%(d)	1.87%(d),(e)	0.05%(d)	59%	$4,922
Year Ended 5/31/2022	$20.09	46.14%	1.88%(f)	1.88%(f)	(1.36%)	329%	$5,738
Year Ended 5/31/2021	$19.53	47.13%	1.87%(f)	1.87%(e),(f)	(1.78%)	0%	$695
Year Ended 5/31/2020	$13.30	(16.08%)	1.89%	1.89%(e)	(0.11%)	0%	$76
Year Ended 5/31/2019	$15.84	(15.53%)	1.86%	1.86%(e)	0.41%	0%	$124
Year Ended 5/31/2018	$22.03	9.33%	1.82%	1.82%(e)	(0.57%)	0%	$224
Institutional Class(c)
Six Months Ended 11/30/2022 (Unaudited)	$20.23	(9.97%)	0.85%(d)	0.85%(d),(e)	0.87%(d)	59%	$28,133
Year Ended 5/31/2022	$22.47	47.60%	0.86%(f)	0.86%(f)	(0.26%)	329%	$96,858
Year Ended 5/31/2021	$21.05	48.45%	0.90%(f)	0.90%(e),(f)	(0.82%)	0%	$1,380
Year Ended 5/31/2020	$14.20	(15.15%)	0.86%	0.86%(e)	1.07%	0%	$66
Year Ended 5/31/2019	$16.91	(14.51%)	0.84%	0.84%(e)	1.35%	0%	$771
Year Ended 5/31/2018	$23.32	10.32%	0.83%	0.83%(e)	0.52%	0%	$4,485
Institutional 2 Class(c)
Six Months Ended 11/30/2022 (Unaudited)	$20.64	(9.95%)	0.78%(d)	0.78%(d)	1.07%(d)	59%	$12,471
Year Ended 5/31/2022	$22.92	47.79%	0.77%(f)	0.77%(f)	(0.34%)	329%	$17,431
Year Ended 5/31/2021	$21.34	48.41%	0.77%(f)	0.77%(f)	(0.68%)	0%	$19,305
Year Ended 5/31/2020	$14.40	(14.90%)	0.76%	0.76%	1.32%	0%	$57
Year Ended 5/31/2019	$17.14	(14.64%)	0.78%	0.78%	1.52%	0%	$1,404
Year Ended 5/31/2018	$23.59	10.43%	0.75%	0.75%	0.56%	0%	$1,331
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Semiannual Report 2022	23

Consolidated Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Institutional 3 Class(c)
Six Months Ended 11/30/2022 (Unaudited)	$23.15	0.11	(2.41)	(2.30)	—	—
Year Ended 5/31/2022	$21.48	(0.07)	7.88	7.81	(6.14)	(6.14)
Year Ended 5/31/2021	$14.48	(0.11)	7.14	7.03	(0.03)	(0.03)
Year Ended 5/31/2020	$17.20	0.20	(2.72)	(2.52)	(0.20)	(0.20)
Year Ended 5/31/2019	$23.66	0.32	(3.66)	(3.34)	(3.12)	(3.12)
Year Ended 5/31/2018	$21.46	0.16	2.08	2.24	(0.04)	(0.04)
Class R(c)
Six Months Ended 11/30/2022 (Unaudited)	$21.31	0.06	(2.23)	(2.17)	—	—
Year Ended 5/31/2022	$20.32	(0.18)	7.25	7.07	(6.08)	(6.08)
Year Ended 5/31/2021	$13.77	(0.21)	6.77	6.56	(0.01)	(0.01)
Year Ended 5/31/2020	$16.40	0.04	(2.55)	(2.51)	(0.12)	(0.12)
Year Ended 5/31/2019	$22.70	0.20	(3.54)	(3.34)	(2.96)	(2.96)
Year Ended 5/31/2018	$20.69	0.00(g)	2.01	2.01	—	—

Notes to Consolidated Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Per share amounts have been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
(d)	Annualized.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	Ratios include interest on collateral expense. For the periods indicated below, if interest on collateral expense had been excluded, expenses would have been lower by:

Class	5/31/2022	5/31/2021
Class A	0.01%	0.02%
Advisor Class	0.01%	less than 0.01%
Class C	0.01%	0.05%
Institutional Class	0.01%	0.02%
Institutional 2 Class	0.01%	0.02%
Institutional 3 Class	0.01%	0.01%
Class R	0.01%	0.01%

(g)	Rounds to zero.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
24	Columbia Commodity Strategy Fund | Semiannual Report 2022

Consolidated Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class(c)
Six Months Ended 11/30/2022 (Unaudited)	$20.85	(9.94%)	0.72%(d)	0.72%(d)	1.01%(d)	59%	$94,025
Year Ended 5/31/2022	$23.15	47.94%	0.70%(f)	0.70%(f)	(0.32%)	329%	$251,323
Year Ended 5/31/2021	$21.48	48.57%	0.71%(f)	0.71%(f)	(0.61%)	0%	$398,386
Year Ended 5/31/2020	$14.48	(14.77%)	0.70%	0.70%	1.20%	0%	$159,442
Year Ended 5/31/2019	$17.20	(14.34%)	0.70%	0.70%	1.56%	0%	$320,251
Year Ended 5/31/2018	$23.66	10.44%	0.69%	0.69%	0.64%	0%	$581,920
Class R(c)
Six Months Ended 11/30/2022 (Unaudited)	$19.14	(10.18%)	1.37%(d)	1.37%(d),(e)	0.58%(d)	59%	$2,653
Year Ended 5/31/2022	$21.31	46.82%	1.37%(f)	1.37%(f)	(0.89%)	329%	$2,466
Year Ended 5/31/2021	$20.32	47.81%	1.38%(f)	1.38%(e),(f)	(1.27%)	0%	$708
Year Ended 5/31/2020	$13.77	(15.59%)	1.39%	1.39%(e)	0.38%	0%	$416
Year Ended 5/31/2019	$16.40	(15.08%)	1.36%	1.36%(e)	0.97%	0%	$590
Year Ended 5/31/2018	$22.70	9.86%	1.34%	1.34%(e)	0.07%	0%	$391
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Semiannual Report 2022	25

Notes to Consolidated Financial Statements
November 30, 2022 (Unaudited)
Note 1. Organization
Columbia Commodity Strategy Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Basis for consolidation
CCFS Offshore Fund, Ltd. (the Subsidiary) is a Cayman Islands exempted company and wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle in order to effect certain investment strategies consistent with the Fund’s investment objective and policies as stated in its current prospectus and statement of additional information. In accordance with the Memorandum and Articles of Association of the Subsidiary (the Articles), the Fund owns the sole issued share of the Subsidiary and retains all rights associated with such share, including the right to receive notice of, attend and vote at general meetings of the Subsidiary, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The consolidated financial statements (financial statements) include the accounts of the consolidated Fund and the respective Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated in the consolidation process.
At November 30, 2022, the Subsidiary financial statement information is as follows:
CCSF Offshore Fund, Ltd.
% of consolidated fund net assets	21.82%
Net assets	$39,945,575
Net investment income (loss)	38,718
Net realized gain (loss)	(32,477,616)
Net change in unrealized appreciation (depreciation)	(21,943,673)
The financial statements present the portfolio holdings, financial position and results of operations of the Fund and the Subsidiary on a consolidated basis.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Consolidated Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
26	Columbia Commodity Strategy Fund | Semiannual Report 2022

Notes to Consolidated Financial Statements  (continued)
November 30, 2022 (Unaudited)
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Consolidated Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
Columbia Commodity Strategy Fund | Semiannual Report 2022	27

Notes to Consolidated Financial Statements  (continued)
November 30, 2022 (Unaudited)
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown in the Consolidated Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to the commodities market. These instruments may be used for other
28	Columbia Commodity Strategy Fund | Semiannual Report 2022

Notes to Consolidated Financial Statements  (continued)
November 30, 2022 (Unaudited)
purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and are entered into bilaterally or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments and cash deposited is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of swap contracts, if any, is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the bilateral counterparty, FCM, or CCP, as applicable, may not fulfill its obligation under the contract.
Interest rate and inflation rate swap contracts
The Fund entered into interest rate swap transactions and/or inflation rate swap contracts to manage interest rate and market risk exposure to produce incremental earnings.  These instruments may be used for other purposes in future periods. An interest rate swap or inflation rate swap, as applicable, is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
Columbia Commodity Strategy Fund | Semiannual Report 2022	29

Notes to Consolidated Financial Statements  (continued)
November 30, 2022 (Unaudited)
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Consolidated Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Consolidated Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Consolidated Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at November 30, 2022:
Asset derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Commodity-related investment risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	4,509,872*

Liability derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	23,804*
Commodity-related investment risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	2,505,962*
Total		2,529,766

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Consolidated Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Consolidated Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Consolidated Statement of Operations for the six months ended November 30, 2022:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Commodity-related investment risk	(32,477,616)	—	(32,477,616)
Interest rate risk	113,767	445,812	559,579
Total	(32,363,849)	445,812	(31,918,037)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Commodity-related investment risk	(21,943,673)	—	(21,943,673)
Interest rate risk	(23,804)	24,955	1,151
Total	(21,967,477)	24,955	(21,942,522)
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended November 30, 2022:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	309,350,223
Futures contracts — short	8,851,235

30	Columbia Commodity Strategy Fund | Semiannual Report 2022

Notes to Consolidated Financial Statements  (continued)
November 30, 2022 (Unaudited)
Derivative instrument	Average unrealized appreciation ($)**	Average unrealized depreciation ($)**
Interest rate swap contracts	203,661	(3,726)

*	Based on the ending quarterly outstanding amounts for the six months ended November 30, 2022.
**	Based on the ending daily outstanding amounts for the six months ended November 30, 2022.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Consolidated Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Columbia Commodity Strategy Fund | Semiannual Report 2022	31

Notes to Consolidated Financial Statements  (continued)
November 30, 2022 (Unaudited)
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Consolidated Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
In order to avoid federal excise tax in 2022, the Fund declared a special ordinary income distribution to shareholders of record on December 2, 2022, which was paid on December 5, 2022.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (ETFs); Fee Information in Investment Company Advertisements. The rule and form amendments will require mutual funds and ETFs to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format. The rule amendments will require that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments will become effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.63% to 0.49% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended November 30, 2022 was 0.63% of the Fund’s average daily net assets.
Subadvisory agreement
The Fund’s Board of Trustees has approved a Subadvisory Agreement between the Investment Manager and Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial. As of November 30, 2022, Threadneedle is not providing services to the Fund pursuant to the Subadvisory Agreement.
32	Columbia Commodity Strategy Fund | Semiannual Report 2022

Notes to Consolidated Financial Statements  (continued)
November 30, 2022 (Unaudited)
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Consolidated Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Consolidated Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Consolidated Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the six months ended November 30, 2022, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.14
Advisor Class	0.14
Class C	0.14
Institutional Class	0.14
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.14
Columbia Commodity Strategy Fund | Semiannual Report 2022	33

Notes to Consolidated Financial Statements  (continued)
November 30, 2022 (Unaudited)
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Consolidated Statement of Operations. For the six months ended November 30, 2022, these minimum account balance fees reduced total expenses of the Fund by $20.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $61,000 for Class C shares. This amount is based on the most recent information available as of September 30, 2022, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended November 30, 2022, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	112,171
Class C	—	1.00(b)	1,487

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	October 1, 2022 through September 30, 2023	Prior to October 1, 2022
Class A	1.20%	1.29%
Advisor Class	0.95	1.04
Class C	1.95	2.04
Institutional Class	0.95	1.04
Institutional 2 Class	0.87	0.91
Institutional 3 Class	0.82	0.87
Class R	1.45	1.54
34	Columbia Commodity Strategy Fund | Semiannual Report 2022

Notes to Consolidated Financial Statements  (continued)
November 30, 2022 (Unaudited)
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At November 30, 2022, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
147,347,000	4,550,000	(4,097,000)	453,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at May 31, 2022, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code.
No expiration short-term ($)	No expiration long-term ($)	Total ($)
(944,216)	—	(944,216)
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $83,888,767 and $143,872,918, respectively, for the six months ended November 30, 2022, of which $1,679,082 and $3,017,280, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Consolidated Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests significantly in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Consolidated Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Columbia Commodity Strategy Fund | Semiannual Report 2022	35

Notes to Consolidated Financial Statements  (continued)
November 30, 2022 (Unaudited)
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the six months ended November 30, 2022 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	2,900,000	3.58	1
Interest income earned by the Fund is recorded as Interfund lending in the Consolidated Statement of Operations. The Fund had no outstanding interfund loans at November 30, 2022.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Consolidated Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the six months ended November 30, 2022.
Note 9. Significant risks
Commodity-related investment risk
The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include demand for the commodity, weather, embargoes, tariffs, and economic health, political, international, regulatory and other developments. Exposure to commodities and commodities markets may subject the value of the Fund’s investments (and therefore the Fund) to greater volatility than other types of investments. Commodities investments may also subject the Fund to counterparty risk and liquidity risk. The Fund may make commodity-related investments through one or more wholly-owned subsidiaries organized outside the U.S. that are generally not subject to U.S. laws (including securities laws) and their protections.
36	Columbia Commodity Strategy Fund | Semiannual Report 2022

Notes to Consolidated Financial Statements  (continued)
November 30, 2022 (Unaudited)
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Leverage risk
Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. The use of leverage may produce volatility and may exaggerate changes in the Fund’s NAV and in the return on the Fund’s portfolio, which may increase the risk that the Fund will lose more than it has invested. Because short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund’s assets that are used as collateral to secure the Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and
Columbia Commodity Strategy Fund | Semiannual Report 2022	37

Notes to Consolidated Financial Statements  (continued)
November 30, 2022 (Unaudited)
conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Money market fund investment risk
An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Investment Manager would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in such instruments. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
38	Columbia Commodity Strategy Fund | Semiannual Report 2022

Notes to Consolidated Financial Statements  (continued)
November 30, 2022 (Unaudited)
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At November 30, 2022, one unaffiliated shareholder of record owned 11.1% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 52.6% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. As described in Note 2 above, subsequent to its fiscal period end, the Fund made a special income distribution.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Commodity Strategy Fund | Semiannual Report 2022	39

 Approval of Management and SubadvisoryAgreements
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Commodity Strategy Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds). In addition, under a Subadvisory Agreement (the Subadvisory Agreement) between the Investment Manager and Threadneedle International Limited (the Subadviser), an affiliate of the Investment Manager, the Investment Manager has retained the Subadviser to perform portfolio management and related services for the Fund. Although the Subadviser is not currently providing such services, the Investment Manager may in the future reallocate Fund assets to be managed by the Subadviser.
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement and the Subadvisory Agreement (together, the Advisory Agreements). The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in November 2021 and March, April and June 2022, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses to written requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Advisory Agreements.
The Board, at its June 23, 2022 Board meeting (the June Meeting), considered the renewal of each of the Advisory Agreements for additional one-year terms. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory and subadvisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of each of the Advisory Agreements. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Advisory Agreements;
•	Subadvisory fees payable by the Investment Manager under the Subadvisory Agreement;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager and the Subadviser under the Advisory Agreements, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
40	Columbia Commodity Strategy Fund | Semiannual Report 2022

Approval of Management and Subadvisory
Agreements  (continued)
(Unaudited)
•	Information regarding the resources of the Investment Manager and the Subadviser, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager and the Subadviser with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement and the Subadvisory Agreement.
Nature, extent and quality of services provided by the Investment Manager and the Subadviser
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager and the Subadviser, as well as their history, expertise, resources and relative capabilities, and the qualifications of their personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager, including, in particular, detailed information regarding the process employed for selecting and overseeing affiliated and unaffiliated Subadvisers. With respect to the Investment Manager, the Board also noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2022 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to each subadvised Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided. The Board also considered added personnel and resources obtained by Columbia Threadneedle through Ameriprise Financial’s acquisition of BMO Financial Group’s Europe, Middle East, and Africa (EMEA) asset management business.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2021 in the performance of administrative services, and noted the various enhancements anticipated for 2022. In evaluating the quality of services provided under the Advisory Agreements, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by the Investment Manager in addition to monitoring the Subadviser), noting that no changes were proposed from the forms of agreements previously approved. The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
The Board considered the Subadviser’s organizational strength and resources, portfolio management team depth and capabilities and investment process. The Board also considered the Subadviser’s capability and wherewithal to carry out its responsibilities under the Subadvisory Agreement. In addition, the Board discussed the acceptability of the terms of the Subadvisory Agreement, including the scope of services required to be performed. The Board noted that the terms of the Subadvisory Agreement are generally consistent with the terms of other subadvisory agreements for subadvisers who manage other funds managed by the Investment Manager. It was observed that no changes were recommended to the
Columbia Commodity Strategy Fund | Semiannual Report 2022	41

Approval of Management and Subadvisory
Agreements  (continued)
(Unaudited)
Subadvisory Agreement. The Board took into account the Investment Manager’s representation that the Subadviser was in a position to provide quality services to the Fund. In this regard, the Board further observed the various services provided by the Investment Manager’s subadvisory oversight team and their significant resources added in recent years.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Advisory Agreements supported the continuation of the Management Agreement and the Subadvisory Agreement.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
The Board also considered management’s rationale for recommending the continued retention of the Subadviser.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s and Subadviser’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement and the Subadvisory Agreement.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under each of the Advisory Agreements. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
Additionally, the Board reviewed the level of subadvisory fees to be paid under the Subadvisory Agreement, noting that the fees would be paid by the Investment Manager and do not impact the fees paid by the Fund. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees, subadvisory fees and expenses of the Fund, in light of other considerations, supported the continuation of each of the Management Agreement and the Subadvisory Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. The Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The
42	Columbia Commodity Strategy Fund | Semiannual Report 2022

Approval of Management and Subadvisory
Agreements  (continued)
(Unaudited)
Board considered that in 2021 the Board had considered 2020 profitability and that the 2022 information showed that the profitability generated by the Investment Manager in 2021 increased from 2020 levels, due to a variety of factors, including the increased assets under management of the Funds. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement and the Subadvisory Agreement.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement and the Subadvisory Agreement. In reaching its conclusions, no single factor was determinative.
On June 23, 2022, the Board, including all of the Independent Trustees, determined that fees payable under each of the Advisory Agreements were fair and reasonable in light of the extent and quality of services provided and approved the renewal of each of the Advisory Agreements.
Columbia Commodity Strategy Fund | Semiannual Report 2022	43

Columbia Commodity Strategy Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR129_05_N01_(01/23)

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)

There was no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable for semiannual reports.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust II

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer

Date	January 20, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer

Date	January 20, 2023

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer,
Principal Financial Officer and Senior Vice President

Date	January 20, 2023

By (Signature and Title)	/s/ Joseph Beranek
Joseph Beranek, Treasurer, Chief Accounting
Officer and Principal Financial Officer

Date	January 20, 2023